ANNUAL REPORT


DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND


DREYFUS FOUNDERS
MONEY MARKET FUND


INVESTMENT UPDATE
December 31, 2001


                      [LOGO] (R)DREYFUS FOUNDERS FUNDS(R)
                           The Growth Specialists

TABLE OF CONTENTS

Government Securities Fund Overview                         3
Government Securities Fund Statement of Investments         8
Money Market Fund Statement of Investments*                11
Statements of Assets and Liabilities                       13
Statements of Operations                                   14
Statements of Changes in Net Assets                        16
Government Securities Fund Financial Highlights            18
Money Market Fund Financial Highlights                     19
Notes to Financial Statements                              20
Report of Independent Accountants                          25
Other Information                                          26
Your Board Representatives                                 27

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*This report includes financial information for the Money Market Fund as of
December 31, 2001, but does not include a discussion of Fund performance.



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

GOVERNMENT SECURITIES FUND
MANAGEMENT OVERVIEW


[PHOTO OF MARGARET DANUSER]

A DISCUSSION WITH PORTFOLIO MANAGER MARGARET DANUSER

HOW DID THE GOVERNMENT SECURITIES FUND PERFORM RELATIVE TO ITS BENCHMARK IN
2001?

For the 12 months ending December 31, 2001, the Government Securities Fund underperformed relative to its benchmark, the Lehman Brothers U.S. Treasury Composite Index. The Fund returned 6.37% vs. the benchmark's 6.77% rise in 2001. (See pages 6 and 7 for the Fund's total return and for a description of the index.)

     The Fund lost ground in terms of return in November and December. The Fund had been performing well up to that time; however, the Fund finished lagging the category average by 55 basis points. This illustrates what a very disappointing and unexpected final two months the Fund had.

     The main driver of this underperformance was our decision to lengthen the duration of the portfolio in mid-November. After the September 11 attacks, long-term yields had rallied and we'd anticipated more of the same. Unfortunately, the long end of the curve sold off dramatically with the advent of some positive economic data. The Fund's performance suffered in absolute and relative performance terms in the final six weeks of 2001.

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

Unlike 2000, when the yield curve was inverted for much of the first half of the year, 2001 was a good year for quality right across the yield curve. This was especially true at the short end, due to the U.S. Federal Reserve Board's repeated easing of interest rates and the resultant steepening

[SIDENOTE]

"IN 2001, MORTGAGE-BACKED SECURITIES HAD A SECOND CONSECUTIVE POOR YEAR, COMPARATIVELY, BUT OUR EXPOSURE WAS FAIRLY LOW. THIS STRATEGY HELPED THE FUND'S RELATIVE PERFORMANCE, AS WE WERE ABLE TO AVOID MUCH OF THE DOWNTURN BROUGHT ABOUT IN OCTOBER BY THE BOOM IN MORTGAGE REFINANCING."

of the yield curve throughout 2001. Specifically, on December 31, 2000, the differential between short-dated and long-dated instruments was just 29 basis points, while on December 31, 2001, the differential was 244 basis points. Much of this year's steepening occurred before September 11, but it became more rapid after the tragedies as the market saw that the Fed would need to ease more to stimulate the economy in the wake of the terrorist attacks. In fact, as recently as August 31, 2001, the differential had been in the 140-basis-point range.

     Another trend we saw in the market was investors moving back into spread products (debt securities traded on a basis-point spread over benchmark Treasuries), particularly corporate bonds. Corporates outperformed Treasuries by 356 basis points. The industry saw a record-setting number of so-called "fallen angels," or high-grade bonds that fell to junk bond status, in 2001. This is important to note because it reflects not only a higher return in the corporate segment, but also higher risk. The Fund did not dip into the higher-risk junk or "crossover" categories, and we don't expect to. ("Crossover" denotes a bond that is rated as investment grade by one bond-rating agency but is rated as junk by another agency.)

[SIDENOTE]

PERFORMANCE HIGHLIGHTS
- The Fund underperformed its benchmark for 2001 after we lengthened the average duration in mid-November.

- Corporate bonds solidly outperformed other classes, especially Treasuries.

- The yield curve steepened throughout the year due to the Fed's repeated interest-rate cuts.

- Our 2002 outlook is one of cautious optimism--we don't expect more deterioration on the economic front, but we don't expect a boom either.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

The tragedies sparked a flight to quality, and we saw investors pile into the safety of bonds in the short term. Interest rates saw 175 basis points of Fed easing following the attacks. The September 17 rate cut was directly related to the tragedies, as well as a portion of the subsequent cuts.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

The Fund's weighting in Agency bonds outperformed Treasuries by 196 basis points. As mentioned earlier, Corporates outperformed Treasuries by 356 basis points.

     In 2001, mortgage-backed securities had a second consecutive poor year, comparatively, but our exposure was fairly low. This strategy helped the Fund's relative performance, as we were able to avoid much of the downturn brought about in October by the boom in mortgage refinancing. Despite the safety of the collateral in the mortgage sector, it wasn't a strong sector in 2001.

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

The Fund did not have sufficient exposure to bonds in the 2- to 5-year sector, so it missed an opportunity to participate in that sector's outperformance.

     Also, we had added up to 11% in long-dated securities by year-end. As mentioned earlier, this was the single most damaging decision we made with regard to the Fund's holdings and return.

WHAT IS THE OUTLOOK FOR BONDS AND GOVERNMENT SECURITIES IN 2002?

We note that although capacity utilization has dipped to 75%, inventories have declined. Does this mean capital expenditure will, at last, resume? That would be encouraging, particularly with profit margins at historic lows. However, we feel that certain economic figures--especially some of the numbers that investors were interpreting favorably in the fourth quarter of 2001--could prove to be misleading as 2002 data emerges.

     So we have a "watch-and-wait" approach at the moment, and probably more questions than answers about the investment environment ahead. Specifically, we're watching what form the government's fiscal stimulus package might take, and whether it will come at all.

     We're also going to continue to monitor the much-anticipated U.S. economic recovery, which would lead to the end of Fed easing. We're asking, "Will the recovery stagnate?" and "How much of the fourth-quarter 2001 boost in sales and profits was simply `borrowed' from the first quarter of 2002 in the form of automakers' 0% financing deals and other incentives?"

GROWTH OF $10,000 INVESTMENT

[CHART]

                 DREYFUS          LEHMAN
                 FOUNDERS      BROTHERS U.S.
                GOVERNMENT       TREASURY
                SECURITIES      COMPOSITE
               FUND-CLASS F       INDEX
12/31/1991        10,000.00     10,000.00
01/31/1992         9,757.65      9,840.41
02/28/1992         9,803.89      9,878.67
03/31/1992         9,760.67      9,821.62
04/30/1992         9,832.19      9,890.04
05/29/1992        10,009.82     10,058.71
06/30/1992        10,153.09     10,210.84
07/31/1992        10,350.62     10,466.85
08/31/1992        10,456.62     10,569.69
09/30/1992        10,595.64     10,723.42
10/30/1992        10,438.30     10,563.99
11/30/1992        10,373.80     10,538.46
12/31/1992        10,531.38     10,722.75
01/29/1993        10,761.84     10,957.06
02/26/1993        10,912.30     11,176.65
03/31/1993        10,972.00     11,209.13
04/30/1993        11,058.57     11,309.48
05/28/1993        11,013.48     11,281.14
06/30/1993        11,217.39     11,537.93
07/31/1993        11,302.05     11,608.07
08/31/1993        11,652.84     11,868.17
09/30/1993        11,696.56     11,919.47
10/31/1993        11,753.92     11,953.51
11/30/1993        11,506.38     12,081.23
12/31/1993        11,510.67     11,874.49
01/31/1994        11,654.13     12,034.88
02/28/1994        11,322.39     11,788.67
03/31/1994        11,004.56     11,535.23
04/30/1994        10,800.79     11,435.52
05/31/1994        10,781.42     11,424.26
06/30/1994        10,724.19     11,402.61
07/29/1994        10,934.59     11,594.50
08/31/1994        10,878.45     11,605.07
09/30/1994        10,689.19     11,443.04
10/31/1994        10,679.64     11,434.48
11/30/1994        10,623.23     11,408.71
12/31/1994        10,647.59     11,467.58
01/31/1995        10,774.37     11,688.00
02/28/1995        10,913.09     11,943.47
03/31/1995        10,933.62     12,008.66
04/28/1995        11,038.33     12,165.58
05/31/1995        11,288.18     12,777.22
06/30/1995        11,348.12     12,758.60
07/31/1995        11,345.07     12,712.68
08/31/1995        11,416.79     12,849.47
09/29/1995        11,486.81     12,967.32
10/31/1995        11,597.28     13,173.56
11/30/1995        11,718.22     13,377.52
12/31/1995        11,832.07     13,572.09
01/31/1996        11,901.88     13,657.94
02/29/1996        11,742.03     13,379.88
03/29/1996        11,646.33     13,270.14
04/30/1996        11,581.97     13,183.70
05/31/1996        11,542.31     13,165.75
06/28/1996        11,679.58     13,341.40
07/31/1996        11,693.71     13,373.37
08/30/1996        11,652.87     13,332.94
09/30/1996        11,811.20     13,549.16
10/31/1996        12,078.51     13,844.59
11/29/1996        12,311.92     14,082.16
12/31/1996        12,108.77     13,948.68
01/31/1997        12,093.09     13,952.94
02/28/1997        12,098.65     13,965.81
03/31/1997        11,962.97     13,823.12
04/30/1997        12,135.88     14,016.70
05/30/1997        12,227.92     14,137.76
06/30/1997        12,350.44     14,297.73
07/31/1997        12,664.46     14,704.45
08/29/1997        12,534.08     14,554.49
09/30/1997        12,713.06     14,777.37
10/31/1997        12,905.14     15,034.43
11/28/1997        12,896.59     15,109.73
12/31/1997        13,063.46     15,269.03
01/30/1998        13,281.18     15,500.74
02/27/1998        13,215.90     15,452.22
03/31/1998        13,267.57     15,496.94
04/30/1998        13,305.01     15,563.01
05/29/1998        13,440.96     15,723.78
06/30/1998        13,595.05     15,909.89
07/31/1998        13,620.35     15,934.09
08/31/1998        13,974.43     16,363.60
09/30/1998        14,416.12     16,828.63
10/30/1998        14,303.86     16,767.81
11/30/1998        14,310.69     16,759.75
12/31/1998        14,338.62     16,800.32
01/29/1999        14,384.81     16,892.03
02/26/1999        14,003.94     16,460.96
03/31/1999        14,026.95     16,526.73
04/30/1999        14,062.41     16,574.07
05/28/1999        13,958.30     16,400.40
06/30/1999        13,893.59     16,378.91
07/30/1999        13,825.22     16,368.07
08/31/1999        13,789.19     16,364.19
09/30/1999        13,932.29     16,493.84
10/29/1999        13,937.36     16,500.88
11/30/1999        13,904.62     16,474.90
12/31/1999        13,797.37     16,376.42
01/31/2000        13,685.92     16,428.39
02/29/2000        13,820.73     16,650.58
03/31/2000        13,989.18     16,975.52
04/28/2000        13,966.18     16,926.09
05/31/2000        13,982.83     16,945.09
06/30/2000        14,236.49     17,245.42
07/31/2000        14,328.32     17,414.70
08/31/2000        14,520.45     17,665.94
09/29/2000        14,594.09     17,690.75
10/31/2000        14,703.74     17,865.06
11/30/2000        14,960.44     18,224.44
12/29/2000        15,255.96     18,571.14
01/31/2001        15,436.30     18,720.94
02/28/2001        15,581.64     18,958.62
03/30/2001        15,611.65     19,022.74
04/30/2001        15,548.25     18,771.22
05/31/2001        15,562.20     18,838.85
06/29/2001        15,608.01     18,945.86
07/31/2001        15,957.45     19,409.25
08/31/2001        16,136.77     19,659.22
09/28/2001        16,410.02     19,952.93
10/31/2001        16,723.41     20,521.89
11/30/2001        16,408.55     20,031.84
12/31/2001        16,227.62     19,827.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/91 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund's performance in the graph takes into account all applicable Class F fees and expenses.

     The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million. This index's total return figures do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

CLASS F SHARES            1       5       10      SINCE
(INCEPTION DATE)        YEAR    YEARS   YEARS   INCEPTION
   3/1/88               6.37%   6.03%   4.96%   6.13%

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     Given these concerns, our outlook is one of cautious optimism. We don't expect more deterioration on the economic front, but we don't expect a boom either. Instead, we feel that an economic recovery will be gradual and deliberate. Consumer confidence and demand will need to revive to turn the tide of economic malaise. Much of that scenario depends on the employment situation. The rapid inventory liquidation that we experienced during the second half of 2001 is encouraging, as producers will need to restock shelves when demand picks up. This in turn may lead to a firmer employment situation and better demand picture.

     If the economy does stagnate, long-term rates could come down marginally. In this scenario, we would expect the yield curve to flatten and would expect the performance of long-dated products to outperform. We also anticipate bond investors' risk appetite to increase; bonds historically have performed well in a gradual recovery environment with little inflation to worry about.

/s/ Margaret Danuser

Margaret Danuser
Portfolio Manager


--------------------------------------------------------------------------------
The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   GOVERNMENT SECURITIES FUND
   STATEMENT OF INVESTMENTS
    December 31, 2001

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-84.9%
AGENCY PASS THROUGH-4.3%
$   499,518  U.S. Small Business Administration Series 10-A
             6.64% 2/01/11.....................................  $   512,985
                                                                 -----------
MORTGAGE-BACKED SECURITIES-5.8%
    366,867  Federal Home Loan Mortgage Corporation
             7.50% 11/01/29 Pool #C32819.......................      379,289
    300,086  Federal National Mortgage Association
             7.00% 3/01/12 Pool #373543........................      311,696
                                                                 -----------
                                                                     690,985
                                                                 -----------
U.S. AGENCIES-47.9%
    250,000  Federal Home Loan Mortgage Corporation
             5.125% 10/15/08...................................      246,598
    150,000  Federal Home Loan Mortgage Corporation
             5.55% 4/10/06 Callable 04/10/03...................      153,612
    350,000  Federal Home Loan Mortgage Corporation
             6.00% 6/15/11.....................................      356,472
    500,000  Federal Home Loan Mortgage Corporation
             6.25% 7/15/04.....................................      531,100
    230,000  Federal Home Loan Mortgage Corporation
             6.625% 9/15/09....................................      244,858
    300,000  Federal Home Loan Mortgage Corporation
             6.875% 9/15/10....................................      323,586
    400,000  Federal Home Loan Mortgage Corporation
             7.375% 5/15/03....................................      425,276
    400,000  Federal National Mortgage Association
             3.875% 12/15/04...................................      398,952
    300,000  Federal National Mortgage Association
             4.375% 10/15/06...................................      293,727
    250,000  Federal National Mortgage Association
             5.75% 2/15/08.....................................      256,048

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

U.S. AGENCIES-47.9% (CONTINUED)
$   300,000  Federal National Mortgage Association
             6.00% 5/15/08.....................................  $   311,607
    400,000  Federal National Mortgage Association
             6.50% 8/15/04.....................................      427,936
    300,000  Federal National Mortgage Association
             6.625% 10/15/07...................................      323,310
    250,000  Federal National Mortgage Association
             7.125% 6/15/10....................................      273,948
    250,000  Federal National Mortgage Association
             7.25% 5/15/30.....................................      282,305
    500,000  Tennessee Valley Authority
             5.375% 11/13/08...................................      499,490
    350,000  Tennessee Valley Authority
             7.125% 5/01/30....................................      385,494
                                                                 -----------
                                                                   5,734,319
                                                                 -----------
U.S. TREASURY BONDS-8.7%
    400,000  U.S. Treasury Bond
             5.00% 2/15/11.....................................      398,780
    500,000  U.S. Treasury Bond
             5.25% 11/15/28....................................      468,320
    150,000  U.S. Treasury Bond
             7.25% 5/15/16.....................................      173,420
                                                                 -----------
                                                                   1,040,520
                                                                 -----------
U.S. TREASURY NOTES-18.2%
    250,000  U.S. Treasury Note
             4.625% 5/15/06....................................      253,488
    200,000  U.S. Treasury Note
             4.75% 2/15/04.....................................      206,500
    400,000  U.S. Treasury Note
             5.25% 8/15/03.....................................      416,000
    500,000  U.S. Treasury Note
             6.25% 2/15/07.....................................      540,235
    500,000  U.S. Treasury Note
             6.50% 8/15/05.....................................      541,545
    200,000  U.S. Treasury Note
             7.00% 7/15/06.....................................      221,594
                                                                 -----------
                                                                   2,179,362
                                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$9,953,700)..............................................   10,158,171
                                                                 -----------

SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-3.4%
 CAD305,000  Province of Quebec
             6.50% 12/01/05 (CA)...............................  $   204,489
 CAD305,000  Province of Saskatchewan
             6.00% 6/01/06 (CA)................................      201,277
                                                                 -----------
                                                                     405,766
                                                                 -----------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$413,224)................................................      405,766
                                                                 -----------
CORPORATE BONDS (DOMESTIC)-4.2%
SERVICES (COMMERCIAL AND CONSUMER)-4.2%
$   500,000  Stanford University
             6.16% 4/30/11.....................................      507,145
                                                                 -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$500,000)................................................      507,145
                                                                 -----------
PRINCIPAL                                                         AMORTIZED
AMOUNT                                                               COST
-----------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.4%
SPECIAL PURPOSE (ASSET BACKED)-3.4%
$   400,000  Corporate Asset Funding Company
             1.75% 1/02/02.....................................  $   399,981
                                                                 -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$399,981)......................................      399,981
                                                                 -----------

U.S. AGENCY DISCOUNT NOTES-3.3%
$   400,000  Federal National Mortgage Association
             2.33% 3/21/02.....................................      397,955
                                                                 -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$397,955)......................................      397,955
                                                                 -----------
TOTAL INVESTMENTS-99.2%
(TOTAL COST-$11,664,860).......................................   11,869,018
OTHER ASSETS AND LIABILITIES-0.8%..............................       98,115
                                                                 -----------
NET ASSETS-100.0%..............................................  $11,967,133
                                                                 ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   STATEMENT OF INVESTMENTS
    December 31, 2001

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-52.6%
$ 1,195,000  Federal Home Loan Bank Discount Note
             1.76% 2/19/02.....................................   $ 1,192,137
  3,600,000  Federal Home Loan Bank Discount Note
             1.83% 1/03/02.....................................     3,599,634
  4,100,000  Federal Home Loan Bank Discount Note
             2.28% 3/25/02.....................................     4,078,448
  3,100,000  Federal Home Loan Mortgage Corporation
             2.01% 2/14/02.....................................     3,092,384
  3,400,000  Federal National Mortgage Association
             1.70% 3/07/02.....................................     3,389,564
  3,200,000  Federal National Mortgage Association
             1.745% 4/16/02....................................     3,183,713
  2,900,000  Federal National Mortgage Association
             1.75% 2/11/02.....................................     2,894,220
  1,800,000  Federal National Mortgage Association
             1.75% 3/21/02.....................................     1,793,088
    600,000  Federal National Mortgage Association
             1.78% 5/30/02.....................................       595,580
  2,860,000  Federal National Mortgage Association
             1.86% 1/15/02.....................................     2,857,931
  3,800,000  Federal National Mortgage Association
             1.89% 2/21/02.....................................     3,789,826
  2,500,000  Federal National Mortgage Association
             2.00% 1/31/02.....................................     2,495,833
  3,300,000  Federal National Mortgage Association
             2.03% 1/31/02.....................................     3,294,417
  3,700,000  Federal National Mortgage Association
             2.25% 10/18/02....................................     3,632,938
                                                                  -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$39,889,713)...................................    39,889,713
                                                                  -----------
SUPRANATIONAL OBLIGATIONS-4.7%
  3,600,000  International Bank for Reconstruction &
             Development
             1.82% 1/22/02.....................................     3,596,178
                                                                  -----------
TOTAL SUPRANATIONAL OBLIGATIONS
(AMORTIZED COST-$3,596,178)....................................     3,596,178
CORPORATE SHORT-TERM NOTES-42.5%
AGRICULTURAL PRODUCTS-5.4%
  4,100,000  Archer Daniels Midland Company
             2.48% 2/07/02.....................................     4,089,549
                                                                  -----------
CONSUMER FINANCE-4.5%
  3,200,000  Paccar Financial Corporation
             1.87% 2/01/02.....................................     3,194,847
    200,000  Paccar Financial Corporation
             1.95% 1/04/02.....................................       199,967
                                                                  -----------
                                                                    3,394,814
                                                                  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.6%
$ 3,500,000  General Electric Capital Services
             1.87% 1/08/02.....................................   $ 3,498,727
                                                                  -----------
FOODS-9.2%
  1,400,000  California Almond Grower
             1.80% 1/03/02.....................................     1,399,860
  1,905,000  California Almond Grower
             1.80% 1/07/02.....................................     1,904,429
  3,700,000  Nestle Capital Corporation
             1.92% 1/02/02.....................................     3,699,803
                                                                  -----------
                                                                    7,004,092
                                                                  -----------
INVESTMENT MANAGEMENT-4.7%
  3,600,000  Ciesco LP
             1.77% 1/04/02.....................................     3,599,469
                                                                  -----------
OIL (INTERNATIONAL INTEGRATED)-4.3%
  3,300,000  Chevron UK Investment PLC
             2.38% 1/11/02.....................................     3,297,819
                                                                  -----------
RESTAURANTS-4.9%
  3,700,000  McDonald's Corporation
             1.90% 1/10/02.....................................     3,698,243
                                                                  -----------
SPECIAL PURPOSE (ASSET BACKED)-4.9%
  3,700,000  Corporate Asset Funding Company
             1.90% 1/15/02.....................................     3,697,266
                                                                  -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$32,279,979)...................................    32,279,979
                                                                  -----------
TOTAL INVESTMENTS-99.8%
(AMORTIZED COST-$75,765,870)...................................    75,765,870
OTHER ASSETS AND LIABILITIES-0.2%..............................       162,284
                                                                  -----------
NET ASSETS-100.0%..............................................   $75,928,154
                                                                  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF ASSETS AND LIABILITIES
    December 31, 2001

                                                               GOVERNMENT       MONEY
                                                               SECURITIES      MARKET
                                                                  FUND          FUND
                                                              -------------  -----------
ASSETS
Investment securities, at cost..............................  $ 11,664,860   $75,765,870
                                                              ------------   -----------
Investment securities, at market............................    11,869,018    75,765,870
Cash........................................................        46,441        85,568
Receivables:
  Capital shares sold.......................................        10,894       299,717
  Interest..................................................       142,137             0
                                                              ------------   -----------
    Total Assets............................................    12,068,490    76,151,155
                                                              ------------   -----------

LIABILITIES
Payables:
  Capital shares redeemed...................................        62,114       127,294
  Advisory fees.............................................         3,612        29,189
  Shareholder servicing fees................................         1,913         9,445
  Accounting fees...........................................           271         1,706
  Distribution fees.........................................         6,036             0
  Other.....................................................        25,803        54,362
  Dividends.................................................         1,608         1,005
                                                              ------------   -----------
    Total Liabilities.......................................       101,357       223,001
                                                              ------------   -----------
Net Assets..................................................  $ 11,967,133   $75,928,154
                                                              ============   ===========
Net Assets--Class F.........................................  $ 11,967,133   $75,928,154
Shares Outstanding--Class F.................................     1,253,327    75,929,350
Net Asset Value, Offering and Redemption Price Per Share....  $       9.55   $      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS
    For the year ended December 31, 2001

                                                              GOVERNMENT      MONEY
                                                              SECURITIES     MARKET
                                                                 FUND         FUND
                                                              -----------  -----------
INVESTMENT INCOME:
Income:
  Interest..................................................  $  651,768   $3,554,578
                                                              ----------   ----------
    Total Investment Income.................................     651,768    3,554,578
                                                              ----------   ----------
Expenses:
  Advisory fees--Note 2.....................................      74,919      425,609
  Shareholder servicing fees--Note 2........................      22,256      118,985
  Accounting fees--Note 2...................................       2,967       21,842
  Distribution fees--Note 2.................................      28,815            0
  Transfer agency fees--Note 2..............................       8,551       39,782
  Registration fees.........................................      16,282       39,141
  Postage and mailing expenses..............................       1,177        4,166
  Custodian fees and expenses--Note 2.......................       4,115        6,138
  Printing expenses.........................................       7,836       21,305
  Legal and audit fees......................................         846        6,048
  Directors' fees and expenses..............................         763        6,001
  Other expenses............................................       4,122       28,553
                                                              ----------   ----------
    Total Expenses..........................................     172,649      717,570
    Earnings Credits........................................      (2,036)      (3,642)
    Reimbursed/Waived Expenses..............................     (57,283)     (42,561)
                                                              ----------   ----------
    Net Expenses............................................     113,330      671,367
                                                              ----------   ----------
  Net Investment Income.....................................     538,438    2,883,211
                                                              ----------   ----------

                                                              GOVERNMENT      MONEY
                                                              SECURITIES     MARKET
                                                                 FUND         FUND
                                                              -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions.........  $  267,425   $ (237,936)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............    (143,622)           0
Gain on sale to adviser-Note 2..............................           0      235,308
                                                              ----------   ----------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions...........     123,803       (2,628)
                                                              ----------   ----------
Net Increase in Net Assets Resulting from Operations........  $  662,241   $2,880,583
                                                              ==========   ==========
Purchases of long-term U.S. Government Obligations..........  $9,487,697   $        0
Proceeds from sales of long-term U.S. Government
Obligations.................................................  $7,789,789   $        0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GOVERNMENT
                                                                 SECURITIES FUND          MONEY MARKET FUND
                                                              ----------------------  --------------------------
                                                              YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                               12/31/01    12/31/00     12/31/01      12/31/00
                                                              ----------  ----------  ------------  ------------
OPERATIONS
Net Investment Income.......................................  $ 538,438   $ 624,074   $ 2,883,211   $ 5,217,645
Net Realized Gain (Loss) from Security Transactions.........    267,425    (269,605)     (237,936)       (1,603)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............   (143,622)    775,740             0             0
Gain on sale to adviser-Note 2..............................          0           0       235,308             0
                                                              ---------   ---------   -----------   -----------
  Net Increase in Net Assets Resulting from Operations......    662,241   1,130,209     2,880,583     5,216,042
                                                              ---------   ---------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class F...................................................   (538,429)   (622,343)   (2,880,281)   (5,217,405)
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class F...................................................          0      (3,092)            0             0
                                                              ---------   ---------   -----------   -----------
Net (Decrease) from Dividends and Distributions.............   (538,429)   (625,435)   (2,880,281)   (5,217,405)
                                                              ---------   ---------   -----------   -----------

                                       GOVERNMENT
                                    SECURITIES FUND            MONEY MARKET FUND
                                ------------------------  ----------------------------
                                YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                 12/31/01     12/31/00      12/31/01       12/31/00
                                -----------  -----------  -------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class F.....................  $ 8,511,991  $13,203,569  $  72,709,270  $ 220,171,930
Reinvested dividends and
  distributions
  Class F.....................      513,477      580,149      2,825,938      4,810,183
                                -----------  -----------  -------------  -------------
                                  9,025,468   13,783,718     75,535,208    224,982,113
Cost of Shares Redeemed
  Class F.....................   (7,566,229) (17,180,347)  (103,560,510)  (213,893,160)
                                -----------  -----------  -------------  -------------
                                 (7,566,229) (17,180,347)  (103,560,510)  (213,893,160)
Net Increase (Decrease) from
  Capital Share
  Transactions................    1,459,239   (3,396,629)   (28,025,302)    11,088,953
                                -----------  -----------  -------------  -------------
Net Increase (Decrease) in Net
  Assets......................    1,583,051   (2,891,855)   (28,025,000)    11,087,590

NET ASSETS
  Beginning of year...........  $10,384,082  $13,275,937  $ 103,953,154  $  92,865,564
                                -----------  -----------  -------------  -------------
  End of year.................  $11,967,133  $10,384,082  $  75,928,154  $ 103,953,154
                                ===========  ===========  =============  =============
Net Assets consist of:
Capital (par value and paid-
  in surplus).................  $14,831,972  $13,372,733  $  75,929,069  $ 103,954,371
Accumulated undistributed net
  investment income...........        1,737        1,728         18,518         15,588
Accumulated undistributed net
  realized (loss) from
  security transactions.......   (3,070,710)  (3,338,135)       (19,433)       (16,805)
Unrealized appreciation on
  investments and foreign
  currency transactions.......      204,134      347,756              0              0
                                -----------  -----------  -------------  -------------
Total.........................  $11,967,133  $10,384,082  $  75,928,154  $ 103,953,154
                                ===========  ===========  =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   GOVERNMENT SECURITIES FUND
   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year

                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              ---------  ---------  ---------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $  9.41    $  8.96    $  9.74    $  9.28    $  9.04
Income from investment operations:
    Net investment income...................................      0.45       0.47       0.42       0.43       0.45
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      0.14       0.45      (0.78)      0.46       0.24
                                                               -------    -------    -------    -------    -------
        Total from investment
          operations........................................      0.59       0.92      (0.36)      0.89       0.69
Less distributions:
    From net investment income..............................     (0.45)     (0.47)     (0.42)     (0.43)     (0.45)
    From net realized gains*................................      0.00       0.00       0.00       0.00       0.00
                                                               -------    -------    -------    -------    -------
        Total distributions.................................     (0.45)     (0.47)     (0.42)     (0.43)     (0.45)
Net Asset Value, end of year................................   $  9.55    $  9.41    $  8.96    $  9.74    $  9.28
                                                               =======    =======    =======    =======    =======
Total Return/Ratios
    Total return............................................      6.37%     10.57%     (3.77%)     9.76%      7.90%
    Net assets, end of period (000s)........................   $11,967    $10,384    $13,276    $15,220    $13,259
    Net expenses to average net
      assets#, +............................................      0.98%      1.29%      1.31%      1.25%      1.26%
    Gross expenses to average net assets#, +................      1.00%      1.35%      1.35%      1.28%      1.31%
    Net investment income to average net assets+............      4.67%      5.13%      4.47%      4.46%      4.99%
    Portfolio turnover rate@................................        73%        88%       127%        90%       147%

  * Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.48% (2001), 1.49% (2000), 1.49% (1999), 1.46% (1998), 1.44% (1997), and 1.46% (1996). The gross expense ratios would have been 1.50% (2001), 1.55% (2000), 1.53% (1999),
     1.49% (1998), 1.49% (1997), and 1.49% (1996). The net investment income ratios would have been 4.17% (2001), 4.93% (2000), 4.29% (1999), 4.25%
     (1998), 4.81% (1997), and 4.86% (1996).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

   MONEY MARKET FUND
   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                2001       2000       1999       1998        1997
                                                              --------  ----------  ---------  ---------  ----------
CLASS F SHARES
Net Asset Value, beginning of year..........................  $  1.00    $   1.00    $  1.00    $  1.00    $   1.00
Income from investment operations:
    Net investment income...................................     0.03        0.05       0.04       0.05        0.05
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     0.00        0.00       0.00       0.00        0.00
                                                              -------    --------    -------    -------    --------
        Total from investment operations....................     0.03        0.05       0.04       0.05        0.05
Less distributions:
    From net investment income..............................    (0.03)      (0.05)     (0.04)     (0.05)      (0.05)
    From net realized gains.................................     0.00        0.00       0.00       0.00        0.00
                                                              -------    --------    -------    -------    --------
        Total distributions.................................    (0.03)      (0.05)     (0.04)     (0.05)      (0.05)
Net Asset Value, end of year................................  $  1.00    $   1.00    $  1.00    $  1.00    $   1.00
                                                              =======    ========    =======    =======    ========
Total Return/Ratios
    Total return............................................     3.40%       5.62%      4.35%      4.67%       4.70%
    Net assets, end of period (000s)........................  $75,928    $103,953    $92,866    $91,415    $106,073
    Net expenses to average net assets#.....................     0.79%+      0.84%      0.89%      0.85%       0.82%
    Gross expenses to average net assets#...................     0.79%+      0.87%      0.91%      0.87%       0.84%
    Net investment income to average net assets.............     3.38%+      5.54%      4.30%      4.67%       4.77%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company for the year ended December 31, 2001. Had these fees not been waived, the net expense ratio would have been 0.84%. The gross expense ratio would have been 0.84%. The net investment income ratio would have been 3.33%.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Fund. All of the Company's series funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and, collectively the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market. The Funds amortize premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as a separate tax entities for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.
  Effective January 1, 2001, Founders agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders also agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least May 31, 2002, and will not be terminated without prior notice to the Company's board of directors.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Funds' shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Funds. State Street Bank and Trust Company ("State Street") serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by State Street as custodian.
  Each Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. Each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of each Fund considered to be an open account at any time during a given month.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Company's eleven series from $0 to $500 million and 0.02% of the net assets of the Company's eleven series in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the series on a pro rata basis based on relative average daily net assets.
  Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund may pay distribution expenses of up to 0.25% of the value of the average daily net assets of the Fund's
Class F shares. During the year ended December 31, 2001, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $22,705, which resulted in the Fund paying 0.05% under the plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's eleven series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. Deferral of directors' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Funds. Founders is a subsidiary of Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.
  On January 5, 2001, Founders purchased from the Money Market Fund commercial paper of Pacific Gas and Electric Company ("PG&E") after the paper had been downgraded by securities rating services. Founders paid the Money Market Fund $1,199,308 based on the amortized cost of the paper on that date. The market value of the commercial paper on that date was approximately $964,000. The PG&E holding represented approximately 1.3% of the Fund and the payment had no impact on total return.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

                                     UNDISTRIBUTED    UNDISTRIBUTED
                                     NET INVESTMENT    NET REALIZED    PAID-IN
                                         INCOME      GAINS AND LOSSES  CAPITAL
                                     --------------  ----------------  -------
Government Securities Fund.........      $    0           $    0       $    0
Money Market Fund..................      $    0           $    0       $    0

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2008. Net capital loss carryovers utilized in 2001 by the Government Securities Fund amounted to $267,425. The capital loss carryover for Money Market Fund will expire in the years 2007 through 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

                                          GOVERNMENT SECURITIES FUND  MONEY MARKET FUND
                                          --------------------------  -----------------
Undistributed Ordinary Income...........         $     1,945             $    18,518
Accumulated Capital Losses..............         $ 3,070,710             $    19,433
Post-October Capital Loss Deferral......         $         0             $         0
Post-October Currency Loss Deferral.....         $       208             $         0
Federal Tax Cost........................         $11,664,860             $75,765,870
Unrealized Appreciation.................         $   304,426             $         0
Unrealized (Depreciation)...............         $  (100,268)            $         0
Net Appreciation........................         $   204,158             $         0

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                              YEAR           YEAR
                                              ENDED          ENDED
                                            12/31/01       12/31/00
                                          -------------  -------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold..............................        890,904      1,463,264
      Reinvested Dividends..............         53,677         64,109
      Redeemed..........................       (794,189)    (1,905,579)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................        150,392       (378,206)
MONEY MARKET FUND--CLASS F:
      Sold..............................     72,709,270    220,171,930
      Reinvested Dividends..............      2,825,938      4,810,183
      Redeemed..........................   (103,560,510)  (213,893,160)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (28,025,302)    11,088,953

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends was $538,429 and $2,880,281 of ordinary income for Government Securities and Money Market Funds, respectively. Of the ordinary income distributions declared for the period ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)
Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION


DREYFUS FOUNDERS FUNDS, INC.
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166


Additional information about the Funds and their directors is available in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-GMM-01

ANNUAL REPORT


DREYFUS FOUNDERS
BALANCED FUND


INVESTMENT UPDATE
December 31, 2001



                      [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                            The Growth Specialists

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       32
Other Information                       33
Your Board Representatives              34

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND
FACE IN 2001?

The environment we actually faced was somewhat different than the environment the Fund had been positioned to face. We began the year with the impression that the Federal Reserve Board's aggressive interest rate cuts would begin to take effect at some point in 2001, helping to boost the U.S. economy from its doldrums and lift growth-oriented companies' sales, earnings, and share prices.

     Instead, the economy remained stubbornly anemic in the face of repeated rate cuts. Our positioning of the Fund, with its exposure to economically sensitive technology companies, hindered performance for much of the year. In the first quarter, the technology sector as a whole suffered at the hands of not only a weakening U.S. economy but also a poor capital spending environment.

     The second quarter brought with it a resurgence of excitement about the technology sector. Stocks saw a large rebound from oversold levels on the basis of good earnings announcements from several key companies, including Intel Corporation. Investors viewed economic and corporate earnings data positively, fueling a second-quarter rally that unfortunately was not sufficient to erase the Fund's losses from the poor first quarter.

[SIDENOTE]

"WE ARE TAKING A LONG-TERM POINT OF VIEW DESPITE A DIFFICULT TWO YEARS, AND WILL CONTINUE TO SEARCH FOR ATTRACTIVE GROWTH STOCKS."

     As we pointed out in the semiannual report, investors' love-hate relationship with technology-related stocks was a challenge; this dynamic continued throughout the rest of the year. The attacks of September 11 impacted investors, companies, the markets, and everything in between. Most indexes served up disastrous third-quarter performance--much like the first quarter--and we saw heavy selling. Driven down by geopolitical events, the markets dropped to levels that we felt were unjustified on a fundamental basis.

     The depressed markets were poised for a rebound. This recovery particularly affected companies in the technology sector, which got a big boost with the release of positive news from CISCO SYSTEMS, INC., INTEL CORPORATION, INTERNATIONAL BUSINESS MACHINES CORPORATION, and several chip companies.

     The Fund outperformed the Lipper Balanced Fund category average for the fourth quarter; however, its 12-month performance was disappointing and the Fund underperformed the category average for the full year.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- For most of 2001, we positioned the Fund in anticipation of an economic rebound that did not materialize.

- The Fund held significant technology holdings, which drove returns down in the first three quarters of the year.

- Strong fourth-quarter performance and solid returns from the Fund's fixed-income component helped but could not overcome earlier losses.

- We have increased our holdings in economically sensitive stocks in order to benefit from a possible economic recovery, and we anticipate that the Fund will continue to hold high-quality corporate names in the fixed-income portion of the Fund.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The Balanced Fund slightly outperformed the equity-only benchmark Standard & Poor's (S&P) 500 Index, which returned -11.90% in 2001. However, the Fund underperformed the benchmark Lipper Balanced Fund Index, which dipped -3.24% for the year. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

WHAT STRATEGY MOST HINDERED PERFORMANCE DURING 2001?

An understanding of the Fund's exposure to technology is the key to understanding the Fund's 2001 performance. Overall, technology holdings were a key detractor from Fund returns in 2001, and the Fund's full-year performance is an illustration of the difference in magnitudes of the technology sector's rallies and dips. Specifically, the first quarter's poor performance overshadowed the second-quarter's rise, and in the third quarter many companies' share prices moved to new lows. The fourth quarter did offer a recovery to pre-September 11 levels, though not a significant one. This bounce back from oversold levels and encouraging news from bellwether Cisco Systems, Inc. were not sufficient to bring back the favorable market environment that we had hoped for. However, the rebound and good news combined to create a significant fourth-quarter rally in technology, and the Fund benefited from this sea change in sentiment.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

  1. General Electric Company (GE)                         5.99%
  2. Microsoft Corporation (MSFT)                          4.85%
  3. Cisco Systems, Inc. (CSCO)                            4.11%
  4. Intel Corporation (INTC)                              3.97%
  5. Wal-Mart Stores, Inc. (WMT)                           3.71%
  6. Pfizer, Inc. (PFE)                                    3.02%
  7. International Business Machines Corporation (IBM)     2.74%
  8. Johnson & Johnson (JNJ)                               2.54%
  9. Amgen, Inc. (AMGN)                                    2.38%
 10. Altera Corporation (ALTR)                             2.37%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

WHAT STRATEGIES MOST HELPED PERFORMANCE IN 2001?

The fixed-income portion, which at year-end made up about 31% of the Fund, added to performance. This segment of the Fund was well positioned throughout the year, with an exposure to the corporate sector. The Fund's holdings of sound corporate bonds with good fundamentals benefited returns, and we expect to continue our focus on quality in 2002.

GROWTH OF $10,000 INVESTMENT

[CHART]

                       DREYFUS                        RUSSELL        LIPPER
                       FOUNDERS                         1000        BALANCED
                       BALANCED         S&P 500        GROWTH         FUND
                     FUND-CLASS F        INDEX         INDEX         INDEX
12/31/1991             10,000.00       10,000.00     10,000.00     10,000.00
01/31/1992              9,792.43        9,824.76      9,916.00      9,759.33
02/28/1992              9,853.48        9,939.62     10,035.00      9,775.61
03/31/1992              9,749.49        9,746.64      9,882.48      9,508.03
04/30/1992              9,823.44       10,044.83      9,989.20      9,577.40
05/29/1992             10,008.32       10,079.21     10,119.06      9,646.78
06/30/1992              9,805.47        9,931.43     10,041.17      9,403.98
07/31/1992             10,103.73       10,350.12     10,336.36      9,824.45
08/31/1992             10,116.16       10,127.32     10,240.20      9,704.11
09/30/1992             10,371.23       10,245.36     10,357.96      9,814.54
10/30/1992             10,358.71       10,301.83     10,359.02      9,962.48
11/30/1992             10,483.96       10,637.58     10,595.19     10,394.99
12/31/1992             10,602.41       10,761.89     10,746.70     10,499.04
01/29/1993             10,845.12       10,861.20     10,890.74     10,378.71
02/26/1993             11,011.18       10,997.43     11,024.69     10,212.36
03/31/1993             11,209.62       11,230.14     11,251.78     10,409.15
04/30/1993             11,106.78       10,969.14     11,166.29      9,992.21
05/28/1993             11,428.15       11,242.15     11,361.71     10,341.90
06/30/1993             11,641.34       11,276.70     11,482.13     10,247.75
07/31/1993             11,706.08       11,250.97     11,528.05     10,064.42
08/31/1993             12,107.51       11,667.56     11,876.22     10,477.81
09/30/1993             12,502.39       11,576.17     11,901.13     10,400.65
10/31/1993             12,853.65       11,826.61     12,023.69     10,689.46
11/30/1993             12,658.50       11,699.75     11,831.31     10,617.97
12/31/1993             12,918.95       11,844.98     12,030.10     10,800.59
01/31/1994             13,179.36       12,256.85     12,345.28     11,051.18
02/28/1994             13,237.22       11,912.28     12,103.31     10,848.73
03/31/1994             12,787.62       11,395.20     11,663.96     10,324.20
04/30/1994             12,947.29       11,552.89     11,689.64     10,371.63
05/31/1994             12,932.77       11,725.31     11,779.64     10,528.77
06/30/1994             12,729.70       11,440.76     11,574.68     10,217.31
07/29/1994             12,860.94       11,828.16     11,836.29     10,566.29
08/31/1994             13,298.39       12,304.41     12,132.20     11,154.53
09/30/1994             12,919.85       12,001.13     11,913.77     11,003.75
10/31/1994             12,919.85       12,280.86     11,950.73     11,262.12
11/30/1994             12,597.58       11,823.98     11,672.26     10,901.11
12/31/1994             12,669.01       11,998.49     11,784.32     11,083.74
01/31/1995             12,861.41       12,317.23     11,930.44     11,320.87
02/28/1995             13,113.02       12,786.39     12,277.66     11,795.14
03/31/1995             13,379.40       13,166.16     12,494.96     12,139.17
04/28/1995             13,453.82       13,563.02     12,729.88     12,404.62
05/31/1995             13,915.17       14,089.01     13,137.19     12,836.41
06/30/1995             14,332.34       14,422.12     13,369.74     13,331.87
07/31/1995             14,915.80       14,909.74     13,651.82     13,885.90
08/31/1995             14,960.68       14,938.75     13,758.31     13,901.07
09/29/1995             15,484.77       15,567.24     14,087.13     14,541.84
10/31/1995             15,409.45       15,521.95     14,051.90     14,551.91
11/30/1995             15,966.78       16,190.63     14,488.93     15,117.50
12/31/1995             16,394.78       16,502.46     14,716.43     15,204.17
01/31/1996             16,771.28       17,075.02     14,982.80     15,712.75
02/29/1996             17,113.55       17,222.07     14,990.27     16,000.11
03/29/1996             17,301.97       17,389.03     15,047.22     16,020.64
04/30/1996             17,525.56       17,656.48     15,146.53     16,442.16
05/31/1996             17,886.73       18,095.72     15,301.07     17,016.68
06/28/1996             18,171.28       18,168.84     15,351.55     17,039.79
07/31/1996             17,634.80       17,373.84     14,956.99     16,041.43
08/30/1996             18,119.36       17,736.69     15,193.33     16,455.48
09/30/1996             18,638.90       18,731.39     15,755.48     17,653.73
10/31/1996             19,091.81       19,259.30     16,089.47     17,760.10
11/29/1996             19,788.59       20,706.78     16,839.26     19,093.56
12/31/1996             19,469.93       20,296.55     16,632.16     18,719.74
01/31/1997             20,038.80       21,573.35     17,141.09     20,032.70
02/28/1997             19,965.40       21,730.49     17,204.51     19,897.06
03/31/1997             19,615.15       20,834.19     16,703.88     18,820.32
04/30/1997             20,223.51       22,086.97     17,206.65     20,070.05
05/30/1997             20,997.79       23,414.15     17,910.40     21,518.42
06/30/1997             21,587.58       24,464.68     18,492.48     22,379.61
07/31/1997             22,199.60       26,424.52     19,544.69     24,358.91
08/29/1997             21,531.94       24,942.48     18,925.12     22,933.17
09/30/1997             22,405.20       26,305.76     19,680.25     24,061.69
10/31/1997             22,274.39       25,437.92     19,322.05     23,172.36
11/28/1997             22,461.26       26,606.40     19,675.68     24,156.60
12/31/1997             22,764.44       27,064.38     19,966.84     24,427.21
01/30/1998             23,386.20       27,375.12     20,106.60     25,157.64
02/27/1998             24,048.08       29,333.23     20,904.86     27,050.04
03/31/1998             24,490.16       30,837.19     21,544.54     28,128.37
04/30/1998             24,692.06       31,145.84     21,695.34     28,517.62
05/29/1998             24,550.73       30,592.02     21,476.26     27,708.40
06/30/1998             24,893.79       31,837.07     21,864.94     29,405.43
07/31/1998             24,345.56       31,517.42     21,609.14     29,210.79
08/31/1998             22,944.52       26,956.79     19,746.45     24,826.95
09/30/1998             24,141.23       28,677.28     20,599.46     26,734.09
10/30/1998             24,958.19       31,026.80     21,369.89     28,882.75
11/30/1998             25,570.92       32,899.61     22,152.01     31,079.72
12/31/1998             25,942.97       34,797.16     22,969.42     33,882.17
01/29/1999             25,645.02       36,260.74     23,336.93     35,871.67
02/26/1999             25,070.40       35,114.27     22,776.86     34,232.94
03/31/1999             25,410.50       36,517.65     23,339.48     36,035.85
04/30/1999             25,945.68       37,940.50     24,105.02     36,081.93
05/28/1999             25,838.64       37,027.73     23,733.80     34,973.04
06/30/1999             26,204.13       39,089.15     24,388.85     37,422.72
07/30/1999             25,644.31       37,873.92     23,932.78     36,233.45
08/31/1999             25,708.90       37,682.86     23,681.49     36,825.23
09/30/1999             25,129.64       36,647.51     23,378.36     36,051.53
10/29/1999             25,564.04       38,983.48     24,056.33     38,774.69
11/30/1999             25,259.96       39,760.10     24,316.15     40,866.43
12/31/1999             25,366.55       42,100.89     25,035.90     45,117.15
01/31/2000             24,542.80       39,993.00     24,407.50     43,001.34
02/29/2000             25,608.83       39,224.45     24,348.92     45,103.70
03/31/2000             26,906.05       43,061.48     25,783.07     48,331.56
04/28/2000             25,131.76       41,769.59     25,311.25     46,031.71
05/31/2000             24,281.07       40,896.57     25,073.32     43,714.16
06/30/2000             25,518.95       41,915.74     25,474.49     47,026.97
07/31/2000             25,299.38       41,266.52     25,405.71     45,066.19
08/31/2000             27,177.93       43,814.46     26,538.80     49,147.02
09/29/2000             25,831.66       41,507.33     25,981.49     44,497.77
10/31/2000             24,999.17       41,343.72     25,958.11     42,392.58
11/30/2000             22,575.15       38,067.62     25,015.83     36,143.55
12/29/2000             22,717.79       38,257.41     25,638.72     34,999.65
01/31/2001             23,678.73       39,619.05     26,182.26     37,417.71
02/28/2001             21,978.60       35,993.47     25,166.39     31,065.34
03/30/2001             20,722.85       33,719.61     24,353.52     27,684.58
04/30/2001             22,356.91       36,346.50     25,376.36     31,186.38
05/31/2001             22,257.88       36,569.48     25,602.21     30,726.98
06/29/2001             21,827.96       35,691.55     25,210.50     30,015.57
07/31/2001             21,281.64       35,347.16     25,192.85     29,265.24
08/31/2001             19,816.51       33,123.32     24,474.86     26,872.66
09/28/2001             17,985.38       30,444.88     23,297.62     24,189.14
10/31/2001             18,907.07       31,039.08     23,686.68     25,458.34
11/30/2001             20,476.43       33,412.69     24,629.41     27,904.01
12/31/2001             20,435.40       33,704.34     24,806.75     27,851.63

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Growth and the S&P 500 Indexes do not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. The Fund's performance will no longer be compared to the Russell 1000 Growth Index, as the other indexes better reflect the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

     The Fund's best-performing equity holding was Microsoft Corporation, which rose about 52% during 2001. Unlike the declines of other technology-related stocks, it boosted the Fund's return.

     Other contributors to the Fund's return included familiar household names like Lowe's Companies, Inc., Wal-Mart Stores, Inc. and Johnson & Johnson, as the uncertainty of the markets in 2001 led investors to favor more defensive issues in both the value- and growth-oriented arenas.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                 INCEPTION        1        5       10        SINCE
                                    DATE        YEAR     YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)       12/31/99    (15.58%)     --      --       (12.96%)
  Without sales charge            12/31/99    (10.46%)     --      --       (10.34%)
CLASS B SHARES
  With redemption*                12/31/99    (14.66%)     --      --       (12.85%)
  Without redemption              12/31/99    (11.13%)     --      --       (11.09%)
CLASS C SHARES
  With redemption**               12/31/99    (12.68%)     --      --       (11.58%)
  Without redemption              12/31/99    (11.80%)     --      --       (11.58%)
CLASS F SHARES                     2/19/63     (9.94%)   1.00%   7.42%         n/a
CLASS R SHARES                    12/31/99    (10.09%)     --      --       (10.13%)
CLASS T SHARES
  With sales charge (4.50%)       12/31/99    (14.44%)     --      --       (12.58%)
  Without sales charge            12/31/99    (10.44%)     --      --       (10.56%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

Our focus continues to be on bottom-up research, a process I learned early in my investment career as an analyst at Founders. We do fundamental, hands-on research on companies, and it's this information that gives us the confidence to take more substantial positions in companies. My strategy is to have fewer, larger holdings in the equity portion of the Fund, as compared to the previous structure of smaller positions in more equity names.

     The fixed-income portion of the Fund is a by-product of our equity research and is driven by the relative attractiveness of equity investment opportunities.

COMPOSITION OF EQUITY ASSETS

[CHART]

Technology                     35.42%
Healthcare                     15.35%
Consumer Cyclicals             13.99%
Consumer Staples               12.59%
Financials                     11.20%
Capital Goods                   5.99%
Energy                          2.02%
Transportation                  1.84%
Communication Services          1.60%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

Some things will remain the same, other things will change. What will stay the same is our company-by-company approach to investing. We use a hands-on style to examine potential investments one by one.

     We will remain committed to holding corporate bonds from the higher-quality end of the spectrum, despite the potential for higher returns offered by lesser-quality bonds. We intend to continue to use the fixed-income portion of the Fund to add stability and liquidity, not risk, to the Fund.

     We expect the U.S. economy to begin to recover in 2002, and we feel the stock market is a good place to be in a recovery. Accordingly, we are positioning the equity portion of the Fund with a greater number of economically sensitive stocks.

     Like other funds in the Dreyfus Founders Funds family, the Balanced Fund remains growth-oriented, and so will likely retain companies with higher-than-average price/earnings (P/E) ratios vis-a-vis other funds in its asset class. Stock selection will continue to be driven by our fundamental, bottom-up research process. We are taking a long-term point of view despite a difficult two years, and will continue to search for attractive growth stocks.

/s/ John Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-64.6%
BANKS (MAJOR REGIONAL)-1.9%
       65,000  Bank of New York Company, Inc.....................       $  2,652,000
       81,000  FleetBoston Financial Corporation.................          2,956,500
                                                                        ------------
                                                                           5,608,500
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.8%
       89,100  Coca-Cola Company.................................          4,201,065
       88,300  PepsiCo, Inc......................................          4,299,327
                                                                        ------------
                                                                           8,500,392
                                                                        ------------
BIOTECHNOLOGY-1.6%
       87,000  Amgen, Inc.*......................................          4,910,280
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-2.2%
       55,000  Clear Channel Communications, Inc.*...............          2,800,050
      104,300  Comcast Corporation Special Class A*..............          3,754,800
                                                                        ------------
                                                                           6,554,850
                                                                        ------------
COMMUNICATION EQUIPMENT-0.7%
       43,000  QUALCOMM, Inc.*...................................          2,171,500
                                                                        ------------
COMPUTERS (HARDWARE)-3.4%
      163,600  Dell Computer Corporation*........................          4,446,648
       46,700  International Business Machines Corporation.......          5,648,832
                                                                        ------------
                                                                          10,095,480
                                                                        ------------
COMPUTERS (NETWORKING)-4.3%
      131,900  Brocade Communications Systems, Inc.*.............          4,368,528
      469,000  Cisco Systems, Inc.*..............................          8,493,590
                                                                        ------------
                                                                          12,862,118
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.3%
       58,700   Adobe Systems, Inc......................  $  1,822,635
      151,000   Microsoft Corporation*..................    10,006,770
      210,800   Oracle Corporation*.....................     2,911,148
       75,000   PeopleSoft, Inc.*.......................     3,015,000
       60,900   Retek, Inc.*............................     1,819,083
       50,000   VERITAS Software Corporation*...........     2,241,000
                                                          ------------
                                                            21,815,636
                                                          ------------
CONSUMER FINANCE-0.9%
       51,300   Capital One Financial Corporation.......     2,767,635
                                                          ------------
ELECTRICAL EQUIPMENT-4.1%
      308,300   General Electric Company................    12,356,664
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-5.2%
      230,600   Altera Corporation*.....................     4,893,332
      260,900   Intel Corporation.......................     8,205,305
       86,500   Texas Instruments, Inc..................     2,422,000
                                                          ------------
                                                            15,520,637
                                                          ------------
ENTERTAINMENT-2.0%
      138,050   AOL Time Warner, Inc.*..................     4,431,405
       37,500   Viacom, Inc. Class B*...................     1,655,625
                                                          ------------
                                                             6,087,030
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)-0.8%
       61,600   Novellus Systems, Inc.*.................     2,430,120
                                                          ------------
FINANCIAL (DIVERSIFIED)-2.4%
       93,466   Citigroup, Inc..........................     4,718,164
       44,400   Morgan Stanley Dean Witter & Company....     2,483,736
                                                          ------------
                                                             7,201,900
                                                          ------------
HEALTHCARE (DIVERSIFIED)-3.4%
       47,600   Abbott Laboratories.....................     2,653,700
       39,100   American Home Products Corporation......     2,399,176
       88,600   Johnson & Johnson.......................     5,236,260
                                                          ------------
                                                            10,289,136
                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-3.0%
      156,350   Pfizer, Inc.............................     6,230,548
       62,600   Pharmacia Corporation...................     2,669,890
                                                          ------------
                                                             8,900,438
                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.1%
       33,400   Baxter International, Inc...............     1,791,242
       33,000   Guidant Corporation*....................     1,643,400
                                                          ------------
                                                             3,434,642
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.6%
       43,000   Colgate-Palmolive Company...............  $  2,483,250
       30,000   Procter & Gamble Company................     2,373,900
                                                          ------------
                                                             4,857,150
                                                          ------------
INSURANCE (MULTI-LINE)-0.7%
       27,950   American International Group, Inc.......     2,219,230
                                                          ------------
INVESTMENT BANKING & BROKERAGE-1.8%
       28,800   Goldman Sachs Group, Inc................     2,671,200
       51,000   Merrill Lynch & Company, Inc............     2,658,120
                                                          ------------
                                                             5,329,320
                                                          ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.6%
       29,800   Anadarko Petroleum Corporation..........     1,694,130
                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-0.8%
       62,800   Exxon Mobile Corporation................     2,468,040
                                                          ------------
RAILROADS-1.3%
       66,800   Union Pacific Corporation...............     3,807,600
                                                          ------------
RETAIL (BUILDING SUPPLIES)-1.9%
       55,000   Home Depot, Inc.........................     2,805,550
       64,300   Lowe's Companies, Inc...................     2,984,163
                                                          ------------
                                                             5,789,713
                                                          ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.2%
       49,000   Best Buy Company, Inc.*.................     3,649,520
                                                          ------------
RETAIL (GENERAL MERCHANDISE)-3.6%
       78,000   Target Corporation......................     3,201,900
      133,200   Wal-Mart Stores, Inc....................     7,665,660
                                                          ------------
                                                            10,867,560
                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)-2.9%
      202,900   Cendant Corporation*....................     3,978,869
      283,009   Royal Caribbean Cruises Limited.........     4,584,746
                                                          ------------
                                                             8,563,615
                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
       49,500   Sprint Corporation (PCS Group)*.........     1,208,295
                                                          ------------
TELEPHONE-0.7%
       53,000   SBC Communications, Inc.................     2,076,010
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$189,470,954).....................................   194,037,141
                                                          ------------

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.2%
BIOTECHNOLOGY-1.4%
      187,600   Serono SA ADR (SZ)......................  $  4,162,844
                                                          ------------
COMMUNICATION EQUIPMENT-0.7%
       85,175   Nokia Oyj Sponsored ADR (FI)............     2,089,343
                                                          ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
       65,350   Check Point Software Technologies
                Limited ADR (IS)*.......................     2,606,812
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
      206,000   Taiwan Semiconductor Manufacturing
                Company Limited Sponsored ADR (TW)*.....     3,537,020
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$11,280,106)......................................    12,396,019
                                                          ------------
PRINCIPAL AMOUNT                                            MARKET VALUE
------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-13.5%
COMPUTERS (HARDWARE)-1.7%
 $    5,000,000   Hewlett-Packard Company
                  7.15% 6/15/05...........................  $  5,267,600
                                                            ------------
ENTERTAINMENT-2.5%
      6,845,000   Viacom, Inc.
                  7.75% 6/01/05...........................     7,380,758
                                                            ------------
FINANCIAL (DIVERSIFIED)-1.7%
      5,000,000   Toyota Motor Credit Corporation
                  Series MTN
                  5.65% 1/15/07...........................     5,045,950
                                                            ------------
HEALTHCARE (DIVERSIFIED)-1.0%
      3,000,000   Abbott Laboratories
                  5.625% 7/01/06..........................     3,082,140
                                                            ------------
RETAIL (GENERAL MERCHANDISE)-1.7%
      5,000,000   Target Corporation
                  5.95% 5/15/06...........................     5,158,100
                                                            ------------
SAVINGS & LOANS-2.4%
      6,540,000   Washington Mutual, Inc.
                  8.25% 4/01/10...........................     7,239,518
                                                            ------------
TELECOMMUNICATIONS (LONG DISTANCE)-2.5%
      7,000,000   WorldCom, Inc.
                  7.75% 4/01/07...........................     7,382,410
                                                            ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$39,384,753)........................................    40,556,476
                                                            ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL AMOUNT                                            MARKET VALUE
------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-1.9%
GOVERNMENT SECURITY-1.9%
   CAD8,535,000   Province of Quebec
                  6.50% 12/01/05 (CA).....................  $  5,722,354
                                                            ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,819,381).........................................     5,722,354
                                                            ------------

U.S. GOVERNMENT SECURITIES-10.3%
AGENCY PASS-THROUGH-1.7%
 $    4,995,179   U.S. Small Business Administration
                  Series 10-A
                  6.64% 2/01/11...........................     5,129,850
                                                            ------------
U.S. AGENCIES-6.0%
     10,000,000   Federal Home Loan Bank
                  6.50% 11/15/05..........................    10,687,900
      5,000,000   Federal Home Loan Mortgage Corporation
                  6.645% 3/10/04..........................     5,337,850
      2,000,000   Federal National Mortgage Association
                  6.00% 4/24/06 Callable 4/24/02..........     2,024,000
                                                            ------------
                                                              18,049,750
                                                            ------------
U.S. TREASURY NOTES-2.6%
      7,150,000   U.S. Treasury Note
                  6.875% 5/15/06..........................     7,879,515
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$29,407,170)........................................    31,059,115
                                                            ------------
                                                             AMORTIZED
PRINCIPAL AMOUNT                                               COST
------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.3%
CONSUMER FINANCE-1.5%
 $    4,600,000   American General Finance
                  1.92% 1/02/02...........................  $  4,599,755
                                                            ------------
FINANCIAL (DIVERSIFIED)-4.8%
     14,400,000   Morgan Stanley Dean Witter
                  1.90% 1/02/02...........................    14,399,240
                                                            ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$18,998,995)..............................    18,998,995
                                                            ------------
TOTAL INVESTMENTS-100.8%
(COST-$294,361,359).......................................   302,770,100
OTHER ASSETS AND LIABILITIES-(0.8%).......................    (2,249,158)
                                                            ------------
NET ASSETS-100.0%.........................................  $300,520,942
                                                            ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $ 294,361,359
                                                    -------------
Investment securities, at market..................    302,770,100
Cash..............................................        862,689
Receivables:
  Investment securities sold......................     20,062,220
  Capital shares sold.............................        879,897
  Dividends and interest..........................      1,100,011
  From adviser....................................         14,102
  From transfer agent.............................            390
Other assets......................................         47,569
                                                    -------------
    Total Assets..................................    325,736,978
                                                    -------------

LIABILITIES
Payables:
  Investment securities purchased.................      6,301,856
  Capital shares redeemed.........................     18,492,547
  Advisory fees...................................        195,405
  Shareholder servicing fees......................          8,991
  Accounting fees.................................          8,098
  Distribution fees...............................         98,380
  Other...........................................         97,297
  To transfer agent...............................          2,202
  Dividends.......................................         11,260
                                                    -------------
    Total Liabilities.............................     25,216,036
                                                    -------------
Net Assets........................................  $ 300,520,942
                                                    =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................  $   1,227,125
Shares Outstanding--Class A.......................        150,066
Net Asset Value, Redemption Price Per Share.......  $        8.18
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        8.68

Net Assets--Class B...............................  $   1,483,897
Shares Outstanding--Class B.......................        182,866
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.11

Net Assets--Class C...............................  $     496,319
Shares Outstanding--Class C.......................         61,712
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.04

Net Assets--Class F...............................  $ 297,068,104
Shares Outstanding--Class F.......................     36,249,228
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.20

Net Assets--Class R...............................  $      13,978
Shares Outstanding--Class R.......................          1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.18

Net Assets--Class T...............................  $     231,519
Shares Outstanding--Class T.......................         28,321
Net Asset Value, Redemption Price Per Share.......  $        8.17
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        8.56

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   2,254,217
  Interest........................................      8,633,642
  Foreign taxes withheld..........................         (9,043)
                                                    -------------
    Total Investment Income.......................     10,878,816
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      2,820,780
  Shareholder servicing fees--Note 2..............        113,259
  Accounting fees--Note 2.........................        115,142
  Distribution fees--Note 2.......................      1,131,205
  Transfer agency fees--Note 2....................      1,008,401
  Registration fees--Note 2.......................         79,407
  Postage and mailing expenses....................         63,622
  Custodian fees and expenses--Note 2.............         21,290
  Printing expenses...............................         80,549
  Legal and audit fees............................         45,454
  Directors' fees and expenses....................         39,698
  Other expenses..................................         52,970
                                                    -------------
    Total Expenses................................      5,571,777
    Earnings Credits..............................        (39,137)
    Reimbursed Expenses...........................        (14,102)
    Expense Offset to Broker Commissions..........         (4,755)
                                                    -------------
    Net Expenses..................................      5,513,783
                                                    -------------
  Net Investment Income...........................      5,365,033
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (76,431,923)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................     19,499,357
                                                    -------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....    (56,932,566)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (51,567,533)
                                                    =============

Purchases of long-term securities.................  $ 413,205,213
Proceeds from sales of long-term securities.......  $ 522,388,596
Purchases of long-term U.S. Government
Obligations.......................................  $  67,723,725
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 156,767,754

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR           YEAR
                                              ENDED         ENDED
                                            12/31/01       12/31/00
                                          -------------  ------------
OPERATIONS
Net Investment Income...................  $   5,365,033  $ 11,800,227
Net Realized (Loss) from Security
  Transactions..........................    (76,431,923)  (35,546,006)
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................     19,499,357   (40,945,222)
                                          -------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (51,567,533)  (64,691,001)
                                          -------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................        (11,477)       (4,622)
  Class B...............................         (7,242)       (4,969)
  Class C...............................         (1,480)         (790)
  Class F...............................     (5,329,311)  (11,818,161)
  Class R...............................            (10)          (18)
  Class T...............................           (206)         (138)
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0        (1,229)
  Class B...............................              0        (1,525)
  Class C...............................              0          (275)
  Class F...............................              0    (1,125,792)
  Class R...............................              0            (2)
  Class T...............................              0           (19)
                                          -------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................     (5,349,726)  (12,957,540)
                                          -------------  ------------

                                              YEAR            YEAR
                                              ENDED          ENDED
                                            12/31/01        12/31/00
                                          -------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   1,975,275  $      833,829
  Class B...............................        792,075       1,153,484
  Class C...............................        439,175         468,584
  Class F...............................    133,955,659     268,435,645
  Class R...............................         12,982               0
  Class T...............................        445,839           9,602
Reinvested dividends and distributions
  Class A...............................         10,941           4,272
  Class B...............................          5,959           4,233
  Class C...............................          1,240             686
  Class F...............................      5,247,924      12,769,079
  Class R...............................             10               2
  Class T...............................            135              12
                                          -------------  --------------
                                            142,887,214     283,679,428
Cost of shares redeemed
  Class A...............................     (1,344,327)        (56,344)
  Class B...............................       (189,723)        (46,678)
  Class C...............................        (76,260)       (265,369)
  Class F...............................   (338,182,387)   (706,927,235)
  Class R...............................              0               0
  Class T...............................       (221,409)              0
                                          -------------  --------------
                                           (340,014,106)   (707,295,626)
                                          -------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................   (197,126,892)   (423,616,198)
                                          -------------  --------------
Net (Decrease) in Net Assets............   (254,044,151)   (501,264,739)
NET ASSETS
  Beginning of year.....................  $ 554,565,093  $1,055,829,832
                                          -------------  --------------
  End of year...........................  $ 300,520,942  $  554,565,093
                                          =============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 466,404,339  $  663,543,502
Accumulated undistributed net investment
  (loss)................................         (3,027)        (30,605)
Accumulated undistributed net realized
  (loss) from security transactions.....   (174,283,413)    (97,851,490)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................      8,403,043     (11,096,314)
                                          -------------  --------------
    Total...............................  $ 300,520,942  $  554,565,093
                                          =============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  9.24     $ 10.47
Income from investment operations:
    Net investment income...............      0.06        0.13
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.18)
                                           -------     -------
        Total from investment
          operations....................     (0.97)      (1.05)
Less distributions:
    From net investment income..........     (0.09)      (0.16)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.09)      (0.18)
Net Asset Value, end of year............   $  8.18     $  9.24
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (10.46%)    (10.21%)
    Net assets, end of period (in
      thousands)........................   $ 1,227     $   699
    Net expenses to average net
      assets#...........................      1.87%       1.20%
    Gross expenses to average net
      assets#...........................      1.87%       1.23%
    Net investment income to average net
      assets............................      0.51%       1.48%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $  9.18     $ 10.47
Income from investment operations:
    Net investment income...............      0.01        0.10
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.24)
                                           -------     -------
        Total from investment
          operations....................     (1.02)      (1.14)
Less distributions:
    From net investment income..........     (0.05)      (0.13)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.05)      (0.15)
Net Asset Value, end of year............   $  8.11     $  9.18
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (11.13%)    (11.06%)
    Net assets, end of period (in
      thousands)........................   $ 1,484     $ 1,008
    Net expenses to average net
      assets#...........................      2.49%       1.93%
    Gross expenses to average net
      assets#...........................      2.50%       1.96%
    Net investment income (loss) to
      average net assets................     (0.13%)      0.71%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $  9.17     $ 10.47
Income from investment operations:
    Net investment income (loss)........     (0.05)       0.10
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.28)
                                           -------     -------
        Total from investment
          operations....................     (1.08)      (1.18)
Less distributions:
    From net investment income..........     (0.05)      (0.10)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.05)      (0.12)
Net Asset Value, end of year............   $  8.04     $  9.17
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (11.80%)    (11.36%)
    Net assets, end of period (000s)....   $   496     $   174
    Net expenses to average net
      assets#...........................      3.96%+      1.86%
    Gross expenses to average net
      assets#...........................      3.96%+      1.88%
    Net investment income (loss) to
      average net assets................     (1.64%)+     0.76%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------
                                2001             2000             1999             1998             1997
                           ---------------  ---------------  ---------------  ---------------  ---------------
CLASS F SHARES
Net Asset Value,
  beginning of year......     $   9.22         $  10.47        $    12.19       $    11.35        $  10.61
Income from investment
  operations:
    Net investment
      income.............         0.10             0.15              0.32             0.30            0.29
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (1.02)           (1.23)            (0.61)            1.27            1.48
                              --------         --------        ----------       ----------        --------
        Total from
          investment
          operations.....        (0.92)           (1.08)            (0.29)            1.57            1.77
Less distributions:
    From net investment
      income.............        (0.10)           (0.15)            (0.32)           (0.30)          (0.30)
    From net realized
      gains..............         0.00            (0.02)            (1.11)           (0.43)          (0.73)
                              --------         --------        ----------       ----------        --------
        Total
         distributions...        (0.10)           (0.17)            (1.43)           (0.73)          (1.03)
Net Asset Value, end of
  year...................     $   8.20         $   9.22        $    10.47       $    12.19        $  11.35
                              ========         ========        ==========       ==========        ========
Total Return/Ratios
    Total return.........        (9.94%)         (10.44%)           (2.22%)          13.96%          16.90%
    Net assets, end of
      period (000s)......     $297,068         $552,675        $1,055,825       $1,244,221        $942,690
    Net expenses to
      average net
      assets#............         1.22%            1.07%             0.97%            0.99%           0.99%
    Gross expenses to
      average net
      assets#............         1.23%            1.08%             0.98%            1.00%           1.01%
    Net investment income
      to average net
      assets.............         1.20%            1.41%             2.64%            2.51%           2.77%
    Portfolio turnover
      rate@..............          111%             126%              218%             211%            203%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......   $  9.22     $ 10.47
Income from investment operations:
    Net investment income...............      0.09        0.18
    Net (losses) on securities (both
      realized and unrealized)..........     (1.02)      (1.23)
                                           -------     -------
        Total from investment
          operations....................     (0.93)      (1.05)
Less distributions:
    From net investment income..........     (0.11)      (0.18)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.11)      (0.20)
Net Asset Value, end of year............   $  8.18     $  9.22
                                           =======     =======
Total Return/Ratios
    Total return........................    (10.09%)    (10.18%)
    Net assets, end of period (000s)....   $    14     $     1
    Net expenses to average net
      assets#...........................      3.07%+      0.80%
    Gross expenses to average net
      assets#...........................      3.07%+      0.81%
    Net investment income (loss) to
      average net assets................     (0.75%)+     1.71%
    Portfolio turnover rate@............       111%        126%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 272.77%. The gross expense ratio would have been 272.77%. The net investment (loss) ratio would have been (270.45%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......   $  9.21     $ 10.47
Income from investment operations:
    Net investment income...............      0.08        0.12
    Net (losses) on securities (both
      realized and unrealized)..........     (1.04)      (1.22)
                                           -------     -------
        Total from investment
          operations....................     (0.96)      (1.10)
Less distributions:
    From net investment income..........     (0.08)      (0.14)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.08)      (0.16)
Net Asset Value, end of year............   $  8.17     $  9.21
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (10.44%)    (10.67%)
    Net assets, end of period (000s)....   $   232     $     9
    Net expenses to average net
      assets#...........................      3.36%+      1.30%
    Gross expenses to average net
      assets#...........................      3.36%+      1.32%
    Net investment income (loss) to
      average net assets................     (1.12%)+     1.22%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 18.37%. The gross expense ratio would have been 18.37%. The net investment (loss) ratio would have been (16.13%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $7,646 during the year ended
December 31, 2001 from commissions earned on sales of fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $3,029 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $2,760, $3,240, $779, and $103, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C, Class F, and Class T shares were charged $9,720, $2,338, $1,119,044, and $103, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,433, $7,114, $7,106, $43,646, $7,104, and $7,004, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $870, $7,051, and $6,181, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
     $12,271                   $0                 $(12,271)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   129,399,812
Post-October Capital Loss Deferral................  $    29,043,638
Post-October Currency Loss Deferral...............  $         3,027
Federal Tax Cost..................................  $   310,201,321
Unrealized Appreciation...........................  $    22,467,747
Unrealized (Depreciation).........................  $   (29,898,968)
Net (Depreciation)................................  $    (7,431,221)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/01          12/31/00
                                          ----------------  ----------------
CLASS A
      Shares sold.......................           225,372            80,664
      Shares issued for dividends
        reinvested......................             1,353               457
      Shares redeemed...................          (152,284)           (5,592)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            74,441            75,529
CLASS B
      Shares sold.......................            95,723           113,881
      Shares issued for dividends
        reinvested......................               739               453
      Shares redeemed...................           (23,447)           (4,579)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            73,015           109,755
CLASS C
      Shares sold.......................            51,359            45,321
      Shares issued for dividends
        reinvested......................               154                70
      Shares redeemed...................            (8,734)          (26,554)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            42,779            18,837
CLASS F
      Shares sold.......................        15,340,985        25,809,428
      Shares issued for dividends
        reinvested......................           644,426         1,245,878
      Shares redeemed...................       (39,691,711)      (67,984,700)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (23,706,300)      (40,929,394)
CLASS R
      Shares sold.......................             1,611                 0
      Shares issued for dividends
        reinvested......................                 1                 1
      Shares redeemed...................                 0                 0
      NET INCREASE IN SHARES
        OUTSTANDING.....................             1,612                 1
CLASS T
      Shares sold.......................            54,120               905
      Shares issued for dividends
        reinvested......................                16                 1
      Shares redeemed...................           (26,817)                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................            27,319               906

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends was $5,349,726 of ordinary income. Of the ordinary income distributions declared for the period ended December 31, 2001, 41.14% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.
    All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H. Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation, (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166


Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-BAL-01

DREYFUS FOUNDERS
BALANCED FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       32
Other Information                       33
Your Board Representatives              34




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND
FACE IN 2001?

The environment we actually faced was somewhat different than the environment the Fund had been positioned to face. We began the year with the impression that the Federal Reserve Board's aggressive interest rate cuts would begin to take effect at some point in 2001, helping to boost the U.S. economy from its doldrums and lift growth-oriented companies' sales, earnings, and share prices.

     Instead, the economy remained stubbornly anemic in the face of repeated rate cuts. Our positioning of the Fund, with its exposure to economically sensitive technology companies, hindered performance for much of the year. In the first quarter, the technology sector as a whole suffered at the hands of not only a weakening U.S. economy but also a poor capital spending environment.

     The second quarter brought with it a resurgence of excitement about the technology sector. Stocks saw a large rebound from oversold levels on the basis of good earnings announcements from several key companies, including Intel Corporation. Investors viewed economic and corporate earnings data positively, fueling a second-quarter rally that unfortunately was not sufficient to erase the Fund's losses from the poor first quarter.

[SIDENOTE]

"WE ARE TAKING A LONG-TERM POINT OF VIEW DESPITE A DIFFICULT TWO YEARS, AND WILL CONTINUE TO SEARCH FOR ATTRACTIVE GROWTH STOCKS."

     As we pointed out in the semiannual report, investors' love-hate relationship with technology-related stocks was a challenge; this dynamic continued throughout the rest of the year. The attacks of September 11 impacted investors, companies, the markets, and everything in between. Most indexes served up disastrous third-quarter performance--much like the first quarter--and we saw heavy selling. Driven down by geopolitical events, the markets dropped to levels that we felt were unjustified on a fundamental basis.

     The depressed markets were poised for a rebound. This recovery particularly affected companies in the technology sector, which got a big boost with the release of positive news from CISCO SYSTEMS, INC., INTEL CORPORATION, INTERNATIONAL BUSINESS MACHINES CORPORATION, and several chip companies.

     The Fund outperformed the Lipper Balanced Fund category average for the fourth quarter; however, its 12-month performance was disappointing and the Fund underperformed the category average for the full year.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- For most of 2001, we positioned the Fund in anticipation of an economic rebound that did not materialize.

- The Fund held significant technology holdings, which drove returns down in the first three quarters of the year.

- Strong fourth-quarter performance and solid returns from the Fund's fixed-income component helped but could not overcome earlier losses.

- We have increased our holdings in economically sensitive stocks in order to benefit from a possible economic recovery, and we anticipate that the Fund will continue to hold high-quality corporate names in the fixed-income portion of the Fund.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The Balanced Fund slightly outperformed the equity-only benchmark Standard & Poor's (S&P) 500 Index, which returned -11.90% in 2001. However, the Fund underperformed the benchmark Lipper Balanced Fund Index, which dipped -3.24% for the year. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

WHAT STRATEGY MOST HINDERED PERFORMANCE DURING 2001?

An understanding of the Fund's exposure to technology is the key to understanding the Fund's 2001 performance. Overall, technology holdings were a key detractor from Fund returns in 2001, and the Fund's full-year performance is an illustration of the difference in magnitudes of the technology sector's rallies and dips. Specifically, the first quarter's poor performance overshadowed the second-quarter's rise, and in the third quarter many companies' share prices moved to new lows. The fourth quarter did offer a recovery to pre-September 11 levels, though not a significant one. This bounce back from oversold levels and encouraging news from bellwether Cisco Systems, Inc. were not sufficient to bring back the favorable market environment that we had hoped for. However, the rebound and good news combined to create a significant fourth-quarter rally in technology, and the Fund benefited from this sea change in sentiment.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

  1. General Electric Company (GE)                         5.99%
  2. Microsoft Corporation (MSFT)                          4.85%
  3. Cisco Systems, Inc. (CSCO)                            4.11%
  4. Intel Corporation (INTC)                              3.97%
  5. Wal-Mart Stores, Inc. (WMT)                           3.71%
  6. Pfizer, Inc. (PFE)                                    3.02%
  7. International Business Machines Corporation (IBM)     2.74%
  8. Johnson & Johnson (JNJ)                               2.54%
  9. Amgen, Inc. (AMGN)                                    2.38%
 10. Altera Corporation (ALTR)                             2.37%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

WHAT STRATEGIES MOST HELPED PERFORMANCE IN 2001?

The fixed-income portion, which at year-end made up about 31% of the Fund, added to performance. This segment of the Fund was well positioned throughout the year, with an exposure to the corporate sector. The Fund's holdings of sound corporate bonds with good fundamentals benefited returns, and we expect to continue our focus on quality in 2002.

GROWTH OF $10,000 INVESTMENT

[CHART]

                       DREYFUS                        RUSSELL        LIPPER
                       FOUNDERS                         1000        BALANCED
                       BALANCED         S&P 500        GROWTH         FUND
                     FUND-CLASS F        INDEX         INDEX         INDEX
12/31/1991             10,000.00       10,000.00     10,000.00     10,000.00
01/31/1992              9,792.43        9,824.76      9,916.00      9,759.33
02/28/1992              9,853.48        9,939.62     10,035.00      9,775.61
03/31/1992              9,749.49        9,746.64      9,882.48      9,508.03
04/30/1992              9,823.44       10,044.83      9,989.20      9,577.40
05/29/1992             10,008.32       10,079.21     10,119.06      9,646.78
06/30/1992              9,805.47        9,931.43     10,041.17      9,403.98
07/31/1992             10,103.73       10,350.12     10,336.36      9,824.45
08/31/1992             10,116.16       10,127.32     10,240.20      9,704.11
09/30/1992             10,371.23       10,245.36     10,357.96      9,814.54
10/30/1992             10,358.71       10,301.83     10,359.02      9,962.48
11/30/1992             10,483.96       10,637.58     10,595.19     10,394.99
12/31/1992             10,602.41       10,761.89     10,746.70     10,499.04
01/29/1993             10,845.12       10,861.20     10,890.74     10,378.71
02/26/1993             11,011.18       10,997.43     11,024.69     10,212.36
03/31/1993             11,209.62       11,230.14     11,251.78     10,409.15
04/30/1993             11,106.78       10,969.14     11,166.29      9,992.21
05/28/1993             11,428.15       11,242.15     11,361.71     10,341.90
06/30/1993             11,641.34       11,276.70     11,482.13     10,247.75
07/31/1993             11,706.08       11,250.97     11,528.05     10,064.42
08/31/1993             12,107.51       11,667.56     11,876.22     10,477.81
09/30/1993             12,502.39       11,576.17     11,901.13     10,400.65
10/31/1993             12,853.65       11,826.61     12,023.69     10,689.46
11/30/1993             12,658.50       11,699.75     11,831.31     10,617.97
12/31/1993             12,918.95       11,844.98     12,030.10     10,800.59
01/31/1994             13,179.36       12,256.85     12,345.28     11,051.18
02/28/1994             13,237.22       11,912.28     12,103.31     10,848.73
03/31/1994             12,787.62       11,395.20     11,663.96     10,324.20
04/30/1994             12,947.29       11,552.89     11,689.64     10,371.63
05/31/1994             12,932.77       11,725.31     11,779.64     10,528.77
06/30/1994             12,729.70       11,440.76     11,574.68     10,217.31
07/29/1994             12,860.94       11,828.16     11,836.29     10,566.29
08/31/1994             13,298.39       12,304.41     12,132.20     11,154.53
09/30/1994             12,919.85       12,001.13     11,913.77     11,003.75
10/31/1994             12,919.85       12,280.86     11,950.73     11,262.12
11/30/1994             12,597.58       11,823.98     11,672.26     10,901.11
12/31/1994             12,669.01       11,998.49     11,784.32     11,083.74
01/31/1995             12,861.41       12,317.23     11,930.44     11,320.87
02/28/1995             13,113.02       12,786.39     12,277.66     11,795.14
03/31/1995             13,379.40       13,166.16     12,494.96     12,139.17
04/28/1995             13,453.82       13,563.02     12,729.88     12,404.62
05/31/1995             13,915.17       14,089.01     13,137.19     12,836.41
06/30/1995             14,332.34       14,422.12     13,369.74     13,331.87
07/31/1995             14,915.80       14,909.74     13,651.82     13,885.90
08/31/1995             14,960.68       14,938.75     13,758.31     13,901.07
09/29/1995             15,484.77       15,567.24     14,087.13     14,541.84
10/31/1995             15,409.45       15,521.95     14,051.90     14,551.91
11/30/1995             15,966.78       16,190.63     14,488.93     15,117.50
12/31/1995             16,394.78       16,502.46     14,716.43     15,204.17
01/31/1996             16,771.28       17,075.02     14,982.80     15,712.75
02/29/1996             17,113.55       17,222.07     14,990.27     16,000.11
03/29/1996             17,301.97       17,389.03     15,047.22     16,020.64
04/30/1996             17,525.56       17,656.48     15,146.53     16,442.16
05/31/1996             17,886.73       18,095.72     15,301.07     17,016.68
06/28/1996             18,171.28       18,168.84     15,351.55     17,039.79
07/31/1996             17,634.80       17,373.84     14,956.99     16,041.43
08/30/1996             18,119.36       17,736.69     15,193.33     16,455.48
09/30/1996             18,638.90       18,731.39     15,755.48     17,653.73
10/31/1996             19,091.81       19,259.30     16,089.47     17,760.10
11/29/1996             19,788.59       20,706.78     16,839.26     19,093.56
12/31/1996             19,469.93       20,296.55     16,632.16     18,719.74
01/31/1997             20,038.80       21,573.35     17,141.09     20,032.70
02/28/1997             19,965.40       21,730.49     17,204.51     19,897.06
03/31/1997             19,615.15       20,834.19     16,703.88     18,820.32
04/30/1997             20,223.51       22,086.97     17,206.65     20,070.05
05/30/1997             20,997.79       23,414.15     17,910.40     21,518.42
06/30/1997             21,587.58       24,464.68     18,492.48     22,379.61
07/31/1997             22,199.60       26,424.52     19,544.69     24,358.91
08/29/1997             21,531.94       24,942.48     18,925.12     22,933.17
09/30/1997             22,405.20       26,305.76     19,680.25     24,061.69
10/31/1997             22,274.39       25,437.92     19,322.05     23,172.36
11/28/1997             22,461.26       26,606.40     19,675.68     24,156.60
12/31/1997             22,764.44       27,064.38     19,966.84     24,427.21
01/30/1998             23,386.20       27,375.12     20,106.60     25,157.64
02/27/1998             24,048.08       29,333.23     20,904.86     27,050.04
03/31/1998             24,490.16       30,837.19     21,544.54     28,128.37
04/30/1998             24,692.06       31,145.84     21,695.34     28,517.62
05/29/1998             24,550.73       30,592.02     21,476.26     27,708.40
06/30/1998             24,893.79       31,837.07     21,864.94     29,405.43
07/31/1998             24,345.56       31,517.42     21,609.14     29,210.79
08/31/1998             22,944.52       26,956.79     19,746.45     24,826.95
09/30/1998             24,141.23       28,677.28     20,599.46     26,734.09
10/30/1998             24,958.19       31,026.80     21,369.89     28,882.75
11/30/1998             25,570.92       32,899.61     22,152.01     31,079.72
12/31/1998             25,942.97       34,797.16     22,969.42     33,882.17
01/29/1999             25,645.02       36,260.74     23,336.93     35,871.67
02/26/1999             25,070.40       35,114.27     22,776.86     34,232.94
03/31/1999             25,410.50       36,517.65     23,339.48     36,035.85
04/30/1999             25,945.68       37,940.50     24,105.02     36,081.93
05/28/1999             25,838.64       37,027.73     23,733.80     34,973.04
06/30/1999             26,204.13       39,089.15     24,388.85     37,422.72
07/30/1999             25,644.31       37,873.92     23,932.78     36,233.45
08/31/1999             25,708.90       37,682.86     23,681.49     36,825.23
09/30/1999             25,129.64       36,647.51     23,378.36     36,051.53
10/29/1999             25,564.04       38,983.48     24,056.33     38,774.69
11/30/1999             25,259.96       39,760.10     24,316.15     40,866.43
12/31/1999             25,366.55       42,100.89     25,035.90     45,117.15
01/31/2000             24,542.80       39,993.00     24,407.50     43,001.34
02/29/2000             25,608.83       39,224.45     24,348.92     45,103.70
03/31/2000             26,906.05       43,061.48     25,783.07     48,331.56
04/28/2000             25,131.76       41,769.59     25,311.25     46,031.71
05/31/2000             24,281.07       40,896.57     25,073.32     43,714.16
06/30/2000             25,518.95       41,915.74     25,474.49     47,026.97
07/31/2000             25,299.38       41,266.52     25,405.71     45,066.19
08/31/2000             27,177.93       43,814.46     26,538.80     49,147.02
09/29/2000             25,831.66       41,507.33     25,981.49     44,497.77
10/31/2000             24,999.17       41,343.72     25,958.11     42,392.58
11/30/2000             22,575.15       38,067.62     25,015.83     36,143.55
12/29/2000             22,717.79       38,257.41     25,638.72     34,999.65
01/31/2001             23,678.73       39,619.05     26,182.26     37,417.71
02/28/2001             21,978.60       35,993.47     25,166.39     31,065.34
03/30/2001             20,722.85       33,719.61     24,353.52     27,684.58
04/30/2001             22,356.91       36,346.50     25,376.36     31,186.38
05/31/2001             22,257.88       36,569.48     25,602.21     30,726.98
06/29/2001             21,827.96       35,691.55     25,210.50     30,015.57
07/31/2001             21,281.64       35,347.16     25,192.85     29,265.24
08/31/2001             19,816.51       33,123.32     24,474.86     26,872.66
09/28/2001             17,985.38       30,444.88     23,297.62     24,189.14
10/31/2001             18,907.07       31,039.08     23,686.68     25,458.34
11/30/2001             20,476.43       33,412.69     24,629.41     27,904.01
12/31/2001             20,435.40       33,704.34     24,806.75     27,851.63

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Growth and the S&P 500 Indexes do not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. The Fund's performance will no longer be compared to the Russell 1000 Growth Index, as the other indexes better reflect the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

     The Fund's best-performing equity holding was Microsoft Corporation, which rose about 52% during 2001. Unlike the declines of other technology-related stocks, it boosted the Fund's return.

     Other contributors to the Fund's return included familiar household names like Lowe's Companies, Inc., Wal-Mart Stores, Inc. and Johnson & Johnson, as the uncertainty of the markets in 2001 led investors to favor more defensive issues in both the value- and growth-oriented arenas.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                 INCEPTION        1        5       10        SINCE
                                    DATE        YEAR     YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)       12/31/99    (15.58%)     --      --       (12.96%)
  Without sales charge            12/31/99    (10.46%)     --      --       (10.34%)
CLASS B SHARES
  With redemption*                12/31/99    (14.66%)     --      --       (12.85%)
  Without redemption              12/31/99    (11.13%)     --      --       (11.09%)
CLASS C SHARES
  With redemption**               12/31/99    (12.68%)     --      --       (11.58%)
  Without redemption              12/31/99    (11.80%)     --      --       (11.58%)
CLASS F SHARES                     2/19/63     (9.94%)   1.00%   7.42%         n/a
CLASS R SHARES                    12/31/99    (10.09%)     --      --       (10.13%)
CLASS T SHARES
  With sales charge (4.50%)       12/31/99    (14.44%)     --      --       (12.58%)
  Without sales charge            12/31/99    (10.44%)     --      --       (10.56%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

Our focus continues to be on bottom-up research, a process I learned early in my investment career as an analyst at Founders. We do fundamental, hands-on research on companies, and it's this information that gives us the confidence to take more substantial positions in companies. My strategy is to have fewer, larger holdings in the equity portion of the Fund, as compared to the previous structure of smaller positions in more equity names.

     The fixed-income portion of the Fund is a by-product of our equity research and is driven by the relative attractiveness of equity investment opportunities.

COMPOSITION OF EQUITY ASSETS

[CHART]

Technology                     35.42%
Healthcare                     15.35%
Consumer Cyclicals             13.99%
Consumer Staples               12.59%
Financials                     11.20%
Capital Goods                   5.99%
Energy                          2.02%
Transportation                  1.84%
Communication Services          1.60%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

Some things will remain the same, other things will change. What will stay the same is our company-by-company approach to investing. We use a hands-on style to examine potential investments one by one.

     We will remain committed to holding corporate bonds from the higher-quality end of the spectrum, despite the potential for higher returns offered by lesser-quality bonds. We intend to continue to use the fixed-income portion of the Fund to add stability and liquidity, not risk, to the Fund.

     We expect the U.S. economy to begin to recover in 2002, and we feel the stock market is a good place to be in a recovery. Accordingly, we are positioning the equity portion of the Fund with a greater number of economically sensitive stocks.

     Like other funds in the Dreyfus Founders Funds family, the Balanced Fund remains growth-oriented, and so will likely retain companies with higher-than-average price/earnings (P/E) ratios vis-a-vis other funds in its asset class. Stock selection will continue to be driven by our fundamental, bottom-up research process. We are taking a long-term point of view despite a difficult two years, and will continue to search for attractive growth stocks.

/s/ John Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-64.6%
BANKS (MAJOR REGIONAL)-1.9%
       65,000  Bank of New York Company, Inc.....................       $  2,652,000
       81,000  FleetBoston Financial Corporation.................          2,956,500
                                                                        ------------
                                                                           5,608,500
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.8%
       89,100  Coca-Cola Company.................................          4,201,065
       88,300  PepsiCo, Inc......................................          4,299,327
                                                                        ------------
                                                                           8,500,392
                                                                        ------------
BIOTECHNOLOGY-1.6%
       87,000  Amgen, Inc.*......................................          4,910,280
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-2.2%
       55,000  Clear Channel Communications, Inc.*...............          2,800,050
      104,300  Comcast Corporation Special Class A*..............          3,754,800
                                                                        ------------
                                                                           6,554,850
                                                                        ------------
COMMUNICATION EQUIPMENT-0.7%
       43,000  QUALCOMM, Inc.*...................................          2,171,500
                                                                        ------------
COMPUTERS (HARDWARE)-3.4%
      163,600  Dell Computer Corporation*........................          4,446,648
       46,700  International Business Machines Corporation.......          5,648,832
                                                                        ------------
                                                                          10,095,480
                                                                        ------------
COMPUTERS (NETWORKING)-4.3%
      131,900  Brocade Communications Systems, Inc.*.............          4,368,528
      469,000  Cisco Systems, Inc.*..............................          8,493,590
                                                                        ------------
                                                                          12,862,118
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.3%
       58,700   Adobe Systems, Inc......................  $  1,822,635
      151,000   Microsoft Corporation*..................    10,006,770
      210,800   Oracle Corporation*.....................     2,911,148
       75,000   PeopleSoft, Inc.*.......................     3,015,000
       60,900   Retek, Inc.*............................     1,819,083
       50,000   VERITAS Software Corporation*...........     2,241,000
                                                          ------------
                                                            21,815,636
                                                          ------------
CONSUMER FINANCE-0.9%
       51,300   Capital One Financial Corporation.......     2,767,635
                                                          ------------
ELECTRICAL EQUIPMENT-4.1%
      308,300   General Electric Company................    12,356,664
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-5.2%
      230,600   Altera Corporation*.....................     4,893,332
      260,900   Intel Corporation.......................     8,205,305
       86,500   Texas Instruments, Inc..................     2,422,000
                                                          ------------
                                                            15,520,637
                                                          ------------
ENTERTAINMENT-2.0%
      138,050   AOL Time Warner, Inc.*..................     4,431,405
       37,500   Viacom, Inc. Class B*...................     1,655,625
                                                          ------------
                                                             6,087,030
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)-0.8%
       61,600   Novellus Systems, Inc.*.................     2,430,120
                                                          ------------
FINANCIAL (DIVERSIFIED)-2.4%
       93,466   Citigroup, Inc..........................     4,718,164
       44,400   Morgan Stanley Dean Witter & Company....     2,483,736
                                                          ------------
                                                             7,201,900
                                                          ------------
HEALTHCARE (DIVERSIFIED)-3.4%
       47,600   Abbott Laboratories.....................     2,653,700
       39,100   American Home Products Corporation......     2,399,176
       88,600   Johnson & Johnson.......................     5,236,260
                                                          ------------
                                                            10,289,136
                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-3.0%
      156,350   Pfizer, Inc.............................     6,230,548
       62,600   Pharmacia Corporation...................     2,669,890
                                                          ------------
                                                             8,900,438
                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.1%
       33,400   Baxter International, Inc...............     1,791,242
       33,000   Guidant Corporation*....................     1,643,400
                                                          ------------
                                                             3,434,642
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.6%
       43,000   Colgate-Palmolive Company...............  $  2,483,250
       30,000   Procter & Gamble Company................     2,373,900
                                                          ------------
                                                             4,857,150
                                                          ------------
INSURANCE (MULTI-LINE)-0.7%
       27,950   American International Group, Inc.......     2,219,230
                                                          ------------
INVESTMENT BANKING & BROKERAGE-1.8%
       28,800   Goldman Sachs Group, Inc................     2,671,200
       51,000   Merrill Lynch & Company, Inc............     2,658,120
                                                          ------------
                                                             5,329,320
                                                          ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.6%
       29,800   Anadarko Petroleum Corporation..........     1,694,130
                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-0.8%
       62,800   Exxon Mobile Corporation................     2,468,040
                                                          ------------
RAILROADS-1.3%
       66,800   Union Pacific Corporation...............     3,807,600
                                                          ------------
RETAIL (BUILDING SUPPLIES)-1.9%
       55,000   Home Depot, Inc.........................     2,805,550
       64,300   Lowe's Companies, Inc...................     2,984,163
                                                          ------------
                                                             5,789,713
                                                          ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.2%
       49,000   Best Buy Company, Inc.*.................     3,649,520
                                                          ------------
RETAIL (GENERAL MERCHANDISE)-3.6%
       78,000   Target Corporation......................     3,201,900
      133,200   Wal-Mart Stores, Inc....................     7,665,660
                                                          ------------
                                                            10,867,560
                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)-2.9%
      202,900   Cendant Corporation*....................     3,978,869
      283,009   Royal Caribbean Cruises Limited.........     4,584,746
                                                          ------------
                                                             8,563,615
                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
       49,500   Sprint Corporation (PCS Group)*.........     1,208,295
                                                          ------------
TELEPHONE-0.7%
       53,000   SBC Communications, Inc.................     2,076,010
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$189,470,954).....................................   194,037,141
                                                          ------------

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.2%
BIOTECHNOLOGY-1.4%
      187,600   Serono SA ADR (SZ)......................  $  4,162,844
                                                          ------------
COMMUNICATION EQUIPMENT-0.7%
       85,175   Nokia Oyj Sponsored ADR (FI)............     2,089,343
                                                          ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
       65,350   Check Point Software Technologies
                Limited ADR (IS)*.......................     2,606,812
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
      206,000   Taiwan Semiconductor Manufacturing
                Company Limited Sponsored ADR (TW)*.....     3,537,020
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$11,280,106)......................................    12,396,019
                                                          ------------
PRINCIPAL AMOUNT                                            MARKET VALUE
------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-13.5%
COMPUTERS (HARDWARE)-1.7%
 $    5,000,000   Hewlett-Packard Company
                  7.15% 6/15/05...........................  $  5,267,600
                                                            ------------
ENTERTAINMENT-2.5%
      6,845,000   Viacom, Inc.
                  7.75% 6/01/05...........................     7,380,758
                                                            ------------
FINANCIAL (DIVERSIFIED)-1.7%
      5,000,000   Toyota Motor Credit Corporation
                  Series MTN
                  5.65% 1/15/07...........................     5,045,950
                                                            ------------
HEALTHCARE (DIVERSIFIED)-1.0%
      3,000,000   Abbott Laboratories
                  5.625% 7/01/06..........................     3,082,140
                                                            ------------
RETAIL (GENERAL MERCHANDISE)-1.7%
      5,000,000   Target Corporation
                  5.95% 5/15/06...........................     5,158,100
                                                            ------------
SAVINGS & LOANS-2.4%
      6,540,000   Washington Mutual, Inc.
                  8.25% 4/01/10...........................     7,239,518
                                                            ------------
TELECOMMUNICATIONS (LONG DISTANCE)-2.5%
      7,000,000   WorldCom, Inc.
                  7.75% 4/01/07...........................     7,382,410
                                                            ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$39,384,753)........................................    40,556,476
                                                            ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL AMOUNT                                            MARKET VALUE
------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-1.9%
GOVERNMENT SECURITY-1.9%
   CAD8,535,000   Province of Quebec
                  6.50% 12/01/05 (CA).....................  $  5,722,354
                                                            ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,819,381).........................................     5,722,354
                                                            ------------

U.S. GOVERNMENT SECURITIES-10.3%
AGENCY PASS-THROUGH-1.7%
 $    4,995,179   U.S. Small Business Administration
                  Series 10-A
                  6.64% 2/01/11...........................     5,129,850
                                                            ------------
U.S. AGENCIES-6.0%
     10,000,000   Federal Home Loan Bank
                  6.50% 11/15/05..........................    10,687,900
      5,000,000   Federal Home Loan Mortgage Corporation
                  6.645% 3/10/04..........................     5,337,850
      2,000,000   Federal National Mortgage Association
                  6.00% 4/24/06 Callable 4/24/02..........     2,024,000
                                                            ------------
                                                              18,049,750
                                                            ------------
U.S. TREASURY NOTES-2.6%
      7,150,000   U.S. Treasury Note
                  6.875% 5/15/06..........................     7,879,515
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$29,407,170)........................................    31,059,115
                                                            ------------
                                                             AMORTIZED
PRINCIPAL AMOUNT                                               COST
------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.3%
CONSUMER FINANCE-1.5%
 $    4,600,000   American General Finance
                  1.92% 1/02/02...........................  $  4,599,755
                                                            ------------
FINANCIAL (DIVERSIFIED)-4.8%
     14,400,000   Morgan Stanley Dean Witter
                  1.90% 1/02/02...........................    14,399,240
                                                            ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$18,998,995)..............................    18,998,995
                                                            ------------
TOTAL INVESTMENTS-100.8%
(COST-$294,361,359).......................................   302,770,100
OTHER ASSETS AND LIABILITIES-(0.8%).......................    (2,249,158)
                                                            ------------
NET ASSETS-100.0%.........................................  $300,520,942
                                                            ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $ 294,361,359
                                                    -------------
Investment securities, at market..................    302,770,100
Cash..............................................        862,689
Receivables:
  Investment securities sold......................     20,062,220
  Capital shares sold.............................        879,897
  Dividends and interest..........................      1,100,011
  From adviser....................................         14,102
  From transfer agent.............................            390
Other assets......................................         47,569
                                                    -------------
    Total Assets..................................    325,736,978
                                                    -------------

LIABILITIES
Payables:
  Investment securities purchased.................      6,301,856
  Capital shares redeemed.........................     18,492,547
  Advisory fees...................................        195,405
  Shareholder servicing fees......................          8,991
  Accounting fees.................................          8,098
  Distribution fees...............................         98,380
  Other...........................................         97,297
  To transfer agent...............................          2,202
  Dividends.......................................         11,260
                                                    -------------
    Total Liabilities.............................     25,216,036
                                                    -------------
Net Assets........................................  $ 300,520,942
                                                    =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................  $   1,227,125
Shares Outstanding--Class A.......................        150,066
Net Asset Value, Redemption Price Per Share.......  $        8.18
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        8.68

Net Assets--Class B...............................  $   1,483,897
Shares Outstanding--Class B.......................        182,866
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.11

Net Assets--Class C...............................  $     496,319
Shares Outstanding--Class C.......................         61,712
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.04

Net Assets--Class F...............................  $ 297,068,104
Shares Outstanding--Class F.......................     36,249,228
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.20

Net Assets--Class R...............................  $      13,978
Shares Outstanding--Class R.......................          1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.18

Net Assets--Class T...............................  $     231,519
Shares Outstanding--Class T.......................         28,321
Net Asset Value, Redemption Price Per Share.......  $        8.17
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        8.56

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   2,254,217
  Interest........................................      8,633,642
  Foreign taxes withheld..........................         (9,043)
                                                    -------------
    Total Investment Income.......................     10,878,816
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      2,820,780
  Shareholder servicing fees--Note 2..............        113,259
  Accounting fees--Note 2.........................        115,142
  Distribution fees--Note 2.......................      1,131,205
  Transfer agency fees--Note 2....................      1,008,401
  Registration fees--Note 2.......................         79,407
  Postage and mailing expenses....................         63,622
  Custodian fees and expenses--Note 2.............         21,290
  Printing expenses...............................         80,549
  Legal and audit fees............................         45,454
  Directors' fees and expenses....................         39,698
  Other expenses..................................         52,970
                                                    -------------
    Total Expenses................................      5,571,777
    Earnings Credits..............................        (39,137)
    Reimbursed Expenses...........................        (14,102)
    Expense Offset to Broker Commissions..........         (4,755)
                                                    -------------
    Net Expenses..................................      5,513,783
                                                    -------------
  Net Investment Income...........................      5,365,033
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (76,431,923)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................     19,499,357
                                                    -------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....    (56,932,566)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (51,567,533)
                                                    =============

Purchases of long-term securities.................  $ 413,205,213
Proceeds from sales of long-term securities.......  $ 522,388,596
Purchases of long-term U.S. Government
Obligations.......................................  $  67,723,725
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 156,767,754

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR           YEAR
                                              ENDED         ENDED
                                            12/31/01       12/31/00
                                          -------------  ------------
OPERATIONS
Net Investment Income...................  $   5,365,033  $ 11,800,227
Net Realized (Loss) from Security
  Transactions..........................    (76,431,923)  (35,546,006)
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................     19,499,357   (40,945,222)
                                          -------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (51,567,533)  (64,691,001)
                                          -------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................        (11,477)       (4,622)
  Class B...............................         (7,242)       (4,969)
  Class C...............................         (1,480)         (790)
  Class F...............................     (5,329,311)  (11,818,161)
  Class R...............................            (10)          (18)
  Class T...............................           (206)         (138)
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0        (1,229)
  Class B...............................              0        (1,525)
  Class C...............................              0          (275)
  Class F...............................              0    (1,125,792)
  Class R...............................              0            (2)
  Class T...............................              0           (19)
                                          -------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................     (5,349,726)  (12,957,540)
                                          -------------  ------------

                                              YEAR            YEAR
                                              ENDED          ENDED
                                            12/31/01        12/31/00
                                          -------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   1,975,275  $      833,829
  Class B...............................        792,075       1,153,484
  Class C...............................        439,175         468,584
  Class F...............................    133,955,659     268,435,645
  Class R...............................         12,982               0
  Class T...............................        445,839           9,602
Reinvested dividends and distributions
  Class A...............................         10,941           4,272
  Class B...............................          5,959           4,233
  Class C...............................          1,240             686
  Class F...............................      5,247,924      12,769,079
  Class R...............................             10               2
  Class T...............................            135              12
                                          -------------  --------------
                                            142,887,214     283,679,428
Cost of shares redeemed
  Class A...............................     (1,344,327)        (56,344)
  Class B...............................       (189,723)        (46,678)
  Class C...............................        (76,260)       (265,369)
  Class F...............................   (338,182,387)   (706,927,235)
  Class R...............................              0               0
  Class T...............................       (221,409)              0
                                          -------------  --------------
                                           (340,014,106)   (707,295,626)
                                          -------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................   (197,126,892)   (423,616,198)
                                          -------------  --------------
Net (Decrease) in Net Assets............   (254,044,151)   (501,264,739)
NET ASSETS
  Beginning of year.....................  $ 554,565,093  $1,055,829,832
                                          -------------  --------------
  End of year...........................  $ 300,520,942  $  554,565,093
                                          =============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 466,404,339  $  663,543,502
Accumulated undistributed net investment
  (loss)................................         (3,027)        (30,605)
Accumulated undistributed net realized
  (loss) from security transactions.....   (174,283,413)    (97,851,490)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................      8,403,043     (11,096,314)
                                          -------------  --------------
    Total...............................  $ 300,520,942  $  554,565,093
                                          =============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  9.24     $ 10.47
Income from investment operations:
    Net investment income...............      0.06        0.13
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.18)
                                           -------     -------
        Total from investment
          operations....................     (0.97)      (1.05)
Less distributions:
    From net investment income..........     (0.09)      (0.16)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.09)      (0.18)
Net Asset Value, end of year............   $  8.18     $  9.24
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (10.46%)    (10.21%)
    Net assets, end of period (in
      thousands)........................   $ 1,227     $   699
    Net expenses to average net
      assets#...........................      1.87%       1.20%
    Gross expenses to average net
      assets#...........................      1.87%       1.23%
    Net investment income to average net
      assets............................      0.51%       1.48%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $  9.18     $ 10.47
Income from investment operations:
    Net investment income...............      0.01        0.10
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.24)
                                           -------     -------
        Total from investment
          operations....................     (1.02)      (1.14)
Less distributions:
    From net investment income..........     (0.05)      (0.13)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.05)      (0.15)
Net Asset Value, end of year............   $  8.11     $  9.18
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (11.13%)    (11.06%)
    Net assets, end of period (in
      thousands)........................   $ 1,484     $ 1,008
    Net expenses to average net
      assets#...........................      2.49%       1.93%
    Gross expenses to average net
      assets#...........................      2.50%       1.96%
    Net investment income (loss) to
      average net assets................     (0.13%)      0.71%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $  9.17     $ 10.47
Income from investment operations:
    Net investment income (loss)........     (0.05)       0.10
    Net (losses) on securities (both
      realized and unrealized)..........     (1.03)      (1.28)
                                           -------     -------
        Total from investment
          operations....................     (1.08)      (1.18)
Less distributions:
    From net investment income..........     (0.05)      (0.10)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.05)      (0.12)
Net Asset Value, end of year............   $  8.04     $  9.17
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (11.80%)    (11.36%)
    Net assets, end of period (000s)....   $   496     $   174
    Net expenses to average net
      assets#...........................      3.96%+      1.86%
    Gross expenses to average net
      assets#...........................      3.96%+      1.88%
    Net investment income (loss) to
      average net assets................     (1.64%)+     0.76%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                         YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------
                                2001             2000             1999             1998             1997
                           ---------------  ---------------  ---------------  ---------------  ---------------
CLASS F SHARES
Net Asset Value,
  beginning of year......     $   9.22         $  10.47        $    12.19       $    11.35        $  10.61
Income from investment
  operations:
    Net investment
      income.............         0.10             0.15              0.32             0.30            0.29
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (1.02)           (1.23)            (0.61)            1.27            1.48
                              --------         --------        ----------       ----------        --------
        Total from
          investment
          operations.....        (0.92)           (1.08)            (0.29)            1.57            1.77
Less distributions:
    From net investment
      income.............        (0.10)           (0.15)            (0.32)           (0.30)          (0.30)
    From net realized
      gains..............         0.00            (0.02)            (1.11)           (0.43)          (0.73)
                              --------         --------        ----------       ----------        --------
        Total
         distributions...        (0.10)           (0.17)            (1.43)           (0.73)          (1.03)
Net Asset Value, end of
  year...................     $   8.20         $   9.22        $    10.47       $    12.19        $  11.35
                              ========         ========        ==========       ==========        ========
Total Return/Ratios
    Total return.........        (9.94%)         (10.44%)           (2.22%)          13.96%          16.90%
    Net assets, end of
      period (000s)......     $297,068         $552,675        $1,055,825       $1,244,221        $942,690
    Net expenses to
      average net
      assets#............         1.22%            1.07%             0.97%            0.99%           0.99%
    Gross expenses to
      average net
      assets#............         1.23%            1.08%             0.98%            1.00%           1.01%
    Net investment income
      to average net
      assets.............         1.20%            1.41%             2.64%            2.51%           2.77%
    Portfolio turnover
      rate@..............          111%             126%              218%             211%            203%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......   $  9.22     $ 10.47
Income from investment operations:
    Net investment income...............      0.09        0.18
    Net (losses) on securities (both
      realized and unrealized)..........     (1.02)      (1.23)
                                           -------     -------
        Total from investment
          operations....................     (0.93)      (1.05)
Less distributions:
    From net investment income..........     (0.11)      (0.18)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.11)      (0.20)
Net Asset Value, end of year............   $  8.18     $  9.22
                                           =======     =======
Total Return/Ratios
    Total return........................    (10.09%)    (10.18%)
    Net assets, end of period (000s)....   $    14     $     1
    Net expenses to average net
      assets#...........................      3.07%+      0.80%
    Gross expenses to average net
      assets#...........................      3.07%+      0.81%
    Net investment income (loss) to
      average net assets................     (0.75%)+     1.71%
    Portfolio turnover rate@............       111%        126%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 272.77%. The gross expense ratio would have been 272.77%. The net investment (loss) ratio would have been (270.45%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......   $  9.21     $ 10.47
Income from investment operations:
    Net investment income...............      0.08        0.12
    Net (losses) on securities (both
      realized and unrealized)..........     (1.04)      (1.22)
                                           -------     -------
        Total from investment
          operations....................     (0.96)      (1.10)
Less distributions:
    From net investment income..........     (0.08)      (0.14)
    From net realized gains.............      0.00       (0.02)
                                           -------     -------
        Total distributions.............     (0.08)      (0.16)
Net Asset Value, end of year............   $  8.17     $  9.21
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (10.44%)    (10.67%)
    Net assets, end of period (000s)....   $   232     $     9
    Net expenses to average net
      assets#...........................      3.36%+      1.30%
    Gross expenses to average net
      assets#...........................      3.36%+      1.32%
    Net investment income (loss) to
      average net assets................     (1.12%)+     1.22%
    Portfolio turnover rate@............       111%        126%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 18.37%. The gross expense ratio would have been 18.37%. The net investment (loss) ratio would have been (16.13%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $7,646 during the year ended
December 31, 2001 from commissions earned on sales of fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $3,029 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $2,760, $3,240, $779, and $103, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C, Class F, and Class T shares were charged $9,720, $2,338, $1,119,044, and $103, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,433, $7,114, $7,106, $43,646, $7,104, and $7,004, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $870, $7,051, and $6,181, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
     $12,271                   $0                 $(12,271)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   129,399,812
Post-October Capital Loss Deferral................  $    29,043,638
Post-October Currency Loss Deferral...............  $         3,027
Federal Tax Cost..................................  $   310,201,321
Unrealized Appreciation...........................  $    22,467,747
Unrealized (Depreciation).........................  $   (29,898,968)
Net (Depreciation)................................  $    (7,431,221)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR              YEAR
                                               ENDED             ENDED
                                              12/31/01          12/31/00
                                          ----------------  ----------------
CLASS A
      Shares sold.......................           225,372            80,664
      Shares issued for dividends
        reinvested......................             1,353               457
      Shares redeemed...................          (152,284)           (5,592)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            74,441            75,529
CLASS B
      Shares sold.......................            95,723           113,881
      Shares issued for dividends
        reinvested......................               739               453
      Shares redeemed...................           (23,447)           (4,579)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            73,015           109,755
CLASS C
      Shares sold.......................            51,359            45,321
      Shares issued for dividends
        reinvested......................               154                70
      Shares redeemed...................            (8,734)          (26,554)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            42,779            18,837
CLASS F
      Shares sold.......................        15,340,985        25,809,428
      Shares issued for dividends
        reinvested......................           644,426         1,245,878
      Shares redeemed...................       (39,691,711)      (67,984,700)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (23,706,300)      (40,929,394)
CLASS R
      Shares sold.......................             1,611                 0
      Shares issued for dividends
        reinvested......................                 1                 1
      Shares redeemed...................                 0                 0
      NET INCREASE IN SHARES
        OUTSTANDING.....................             1,612                 1
CLASS T
      Shares sold.......................            54,120               905
      Shares issued for dividends
        reinvested......................                16                 1
      Shares redeemed...................           (26,817)                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................            27,319               906

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends was $5,349,726 of ordinary income. Of the ordinary income distributions declared for the period ended December 31, 2001, 41.14% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.
    All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H. Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation, (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        BALANCED FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       086AR1201

ANNUAL REPORT


DREYFUS FOUNDERS
DISCOVERY FUND

INVESTMENT UPDATE
December 31, 2001



DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
Please see the prospectus for additional information.


                [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                      The Growth Specialists

TABLE OF CONTENTS

Management Overview                                             3
Statement of Investments                                       10
Statement of Assets and Liabilities                            16
Statement of Operations 18
Statements of Changes in Net Assets                            19
Financial Highlights                                           21
Notes to Financial Statements                                  27
Report of Independent Accountants                              33
Other Information                                              34
Your Board Representatives                                     35


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER
ROBERT AMMANN, CFA

DESCRIBE THE MARKET ENVIRONMENT THE FUND FACED IN 2001.

With a weak economy as the backdrop, the market struggled during most of 2001. Growth stocks in particular suffered in a defensive environment that favored more value-oriented investments. Not only did stocks perform poorly on an overall basis, but the environment was also characterized by rapid sector rotation. In other words, areas that performed well one quarter suffered the next. The reciprocal also held true, as we saw numerous laggards snap back sharply the following quarter. This was especially true in the fourth quarter of 2001, a quarter that offered a more favorable environment for growth-oriented funds.

     We believe this volatility was a reflection of investors' uncertainty regarding the outlook for the U.S. economy as a whole and for individual companies in particular. Our process dictates that it is essential to have a longer-term focus and to look through these short-term gyrations when determining how to evaluate a company's longer-term prospects. Thus, as in all market cycles, we continued to adhere to our strict bottom-up focus on fundamentals and valuation.

[SIDENOTE]
"FOLLOWING THE SEPTEMBER 11 ATTACKS, ... INVESTORS RAPIDLY AND EFFICIENTLY ASSESSED THE WINNERS AND LOSERS, THEN REASSESSED THEIR CONCLUSIONS AS THEY REALIZED THAT THE IMPACT WAS NOT AS SEVERE AS THEY'D FIRST THOUGHT."

PERFORMANCE HIGHLIGHTS

- Rapid sector rotation brought volatile share-price movements from quarter to quarter.

- Strong stock selection in the consumer staples sector, and a decision to hold fewer technology-related names, helped Fund performance.

- Poor performance from the Fund's capital goods-related holdings dampened performance, as did a decision to underweight financial-related companies, relative to the benchmark.

- We will be closely monitoring the valuations of individual securities to target the most compelling stories in 2002.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE MARKET?

We thought the market was quite efficient in the wake of the attacks. Investors assessed the winners and losers, then reassessed their conclusions as they realized that the impact on companies earnings was not as severe as they'd first thought. Similarly, consumer confidence was shaken only momentarily and has proven more resilient as time has passed.

     Share prices in the transportation sector and the lodging sector, for example, had recovered somewhat by year end. Certainly, share prices of many hotel-related companies were hammered in the wake of the attacks, and room rates have come down. But the stocks generally have recovered. So post-September 11, we'd say that the views of both investors and of consumers were much more long-term than we had feared.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHAT FACTORS AFFECTED ITS PERFORMANCE?

For the 12 months ended December 31, 2001, the Fund underperformed its benchmarks, the Russell 2000 Growth Index, which fell -9.23%, and the Russell 2000 Index, which returned 2.49%. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

     In terms of stock performance in the small-cap marketplace, smaller was better in 2001. While it's true that the fourth quarter was much more favorable to growth-oriented stocks than the rest of 2001, we saw a bias in performance toward the smallest of small-cap stocks. We seek small-cap stocks that demonstrate sufficient liquidity to enable the Fund to initiate a position without significantly driving up the stock price, or to promptly liquidate a holding if a company's fundamentals deteriorate. Therefore, we were not comfortable establishing portfolio holdings in many of these smaller, more thinly traded, stocks.

WHAT DECISIONS MOST HINDERED PERFORMANCE DURING 2001?

DISAPPOINTING PERFORMANCE FROM OUR CAPITAL GOODS-RELATED HOLDINGS. The
Fund saw poor performance from specialty contracting companies QUANTA SERVICES, INC., a specialty contractor to telecom and electric utility customers, and DYCOM INDUSTRIES, INC., a specialty telecom contractor. SHAW GROUP, INC., a construction services company for the power generation industry, was a disappointing performer during the year as well.

POOR STOCK SELECTION IN TECHNOLOGY SECTOR. The Fund remained underweight the tech sector relative to the Russell 2000 Growth Index during most of the year, which could have boosted its relative performance. Nonetheless, the Fund suffered from some weaker-than-expected returns in many of the names we did hold in the software, semiconductor, and communications equipment industries. This was due to poor stock selection; two examples include software companies SeeBeyond Technology Corporation and

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.      CYTYC Corporation  (CYTC)               2.58%
2.      Insight Enterprises, Inc.  (NSIT)       2.56%
3.      Documentum, Inc.  (DCTM)                1.91%
4.      Accredo Health, Inc.  (ACDO)            1.71%
5.      SonicWALL, Inc.  (SNWL)                 1.68%
6.      Ruby Tuesday, Inc.  (RI)                1.64%
7.      Corinthian Colleges, Inc.  (COCO)       1.63%
8.      Community Health Systems, Inc.  (CYH)   1.57%
9.      C.H. Robinson Worldwide, Inc. (CHRW)    1.56%
10.     DMC Stratex Networks, Inc.  (STXN)      1.53%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

MACROVISION CORPORATION, which negatively impacted returns over the year. SeeBeyond is no longer a Fund holding. Semiconductor stocks EMCORE Corporation and AXT, INC., as well as communication equipment stocks DMC STRATEX NETWORKS, INC., and WatchGuard Technologies also hindered returns over the year. While WatchGuard is no longer a Fund holding, we are optimistic about the potential of our remaining semiconductor holdings if end markets stabilize in 2002.

AN UNDERWEIGHT POSITION IN FINANCIAL-RELATED COMPANIES. This sector was a strong performer over the year, but the Fund maintained a significant underweight position in this sector. Our fundamental, company-by-company research did not uncover many stocks in this sector that had the growth and liquidity characteristics we require for investment.


GROWTH OF $10,000 INVESTMENT

[GRAPH]

                        DREYFUS FOUNDERS
                           DISCOVERY           RUSSELL 2000          RUSSELL 2000
                          FUND-CLASS F            INDEX              GROWTH INDEX
12/31/1991                  10,000.00            10,000.00            10,000.00
01/31/1992                  10,445.21            10,810.27            10,785.49
02/28/1992                  10,879.00            11,125.62            10,900.57
03/31/1992                  10,228.31            10,749.04            10,273.68
04/30/1992                   9,497.72            10,372.45             9,677.19
05/29/1992                   9,571.92            10,510.38             9,655.52
06/30/1992                   9,115.30            10,013.32             9,039.78
07/31/1992                   9,429.22            10,361.58             9,323.54
08/31/1992                   9,315.07            10,069.19             8,964.58
09/30/1992                   9,611.87            10,301.57             9,214.88
10/30/1992                  10,331.05            10,629.02             9,593.79
11/30/1992                  11,158.68            11,442.35            10,489.18
12/31/1992                  11,516.74            11,840.98            10,777.01
01/29/1993                  11,626.53            12,241.75            10,910.64
02/26/1993                  10,944.66            11,959.00            10,318.08
03/31/1993                  11,233.59            12,347.07            10,583.88
04/30/1993                  10,846.42            12,008.14            10,248.05
05/28/1993                  11,551.41            12,539.50            10,862.42
06/30/1993                  11,551.41            12,617.72            10,888.82
07/31/1993                  11,840.34            12,791.93            10,997.77
08/31/1993                  12,291.07            13,344.56            11,524.49
09/30/1993                  12,568.45            13,721.14            11,905.32
10/31/1993                  12,857.38            14,074.31            12,249.44
11/30/1993                  12,279.52            13,611.08            11,753.58
12/31/1993                  12,761.61            14,076.45            12,218.38
01/31/1994                  12,951.11            14,517.79            12,543.93
02/28/1994                  12,660.94            14,465.28            12,488.96
03/31/1994                  11,968.08            13,701.55            11,720.44
04/30/1994                  11,660.14            13,782.99            11,738.15
05/31/1994                  11,085.72            13,628.22            11,475.82
06/30/1994                  10,665.27            13,165.45            10,981.69
07/29/1994                  10,688.96            13,381.90            11,138.55
08/31/1994                  11,334.44            14,127.43            11,956.81
09/30/1994                  11,624.61            14,080.12            12,007.65
10/31/1994                  11,624.61            14,024.55            12,136.91
11/30/1994                  11,340.36            13,457.82            11,645.82
12/31/1994                  11,772.66            13,819.73            11,921.51
01/31/1995                  11,719.36            13,645.37            11,679.38
02/28/1995                  12,252.33            14,213.00            12,217.84
03/31/1995                  12,441.83            14,457.78            12,575.21
04/28/1995                  12,524.74            14,778.79            12,764.76
05/31/1995                  12,767.53            15,033.37            12,931.71
06/30/1995                  13,839.39            15,813.18            13,822.82
07/31/1995                  15,142.20            16,724.02            14,900.19
08/31/1995                  15,100.74            17,070.14            15,084.05
09/29/1995                  15,361.31            17,374.93            15,394.69
10/31/1995                  14,561.86            16,597.88            14,637.49
11/30/1995                  15,390.92            17,295.17            15,283.61
12/31/1995                  15,457.16            17,751.52            15,622.26
01/31/1996                  15,101.01            17,732.38            15,492.87
02/29/1996                  16,233.58            18,285.16            16,199.34
03/29/1996                  16,611.11            18,657.16            16,519.64
04/30/1996                  18,840.64            19,654.80            17,787.88
05/31/1996                  19,816.51            20,429.40            18,700.07
06/28/1996                  18,477.36            19,590.50            17,484.99
07/31/1996                  16,190.84            17,879.49            15,350.46
08/30/1996                  17,059.86            18,918.28            16,486.87
09/30/1996                  18,448.87            19,656.94            17,335.88
10/31/1996                  17,373.28            19,353.99            16,588.04
11/29/1996                  18,099.84            20,151.40            17,049.34
12/31/1996                  18,734.83            20,679.54            17,381.75
01/31/1997                  19,330.45            21,092.86            17,815.92
02/28/1997                  18,015.45            20,581.26            16,739.92
03/31/1997                  16,383.31            19,610.25            15,558.67
04/30/1997                  16,081.63            19,664.90            15,378.71
05/30/1997                  18,061.86            21,852.61            17,690.16
06/30/1997                  18,796.72            22,789.17            18,289.99
07/31/1997                  20,684.12            23,849.58            19,227.12
08/29/1997                  21,171.44            24,395.25            19,804.13
09/30/1997                  22,973.76            26,180.84            21,384.48
10/31/1997                  21,217.86            25,030.74            20,100.06
11/28/1997                  21,086.36            24,868.81            19,620.79
12/31/1997                  20,972.76            25,304.18            19,631.85
01/30/1998                  20,981.70            24,904.78            19,369.97
02/27/1998                  21,885.01            26,746.37            21,077.88
03/31/1998                  23,360.70            27,849.34            21,964.32
04/30/1998                  24,085.13            28,003.49            22,099.02
05/29/1998                  22,198.03            26,485.49            20,493.47
06/30/1998                  22,698.88            26,551.04            20,702.86
07/31/1998                  21,661.42            24,401.60            18,974.04
08/31/1998                  16,223.70            19,663.37            14,594.10
09/30/1998                  17,538.41            21,202.16            16,073.78
10/30/1998                  18,879.96            22,066.93            16,912.14
11/30/1998                  21,223.18            23,223.01            18,223.99
12/31/1998                  23,949.23            24,660.00            19,873.13
01/29/1999                  25,521.60            24,987.75            20,767.10
02/26/1999                  22,652.02            22,963.84            18,867.38
03/31/1999                  24,558.52            23,322.36            19,539.43
04/30/1999                  26,189.86            25,412.25            21,264.93
05/28/1999                  26,750.02            25,783.48            21,298.60
06/30/1999                  30,278.04            26,949.36            22,420.58
07/30/1999                  31,791.45            26,209.97            21,727.23
08/31/1999                  30,936.47            25,239.88            20,914.62
09/30/1999                  32,852.80            25,245.39            21,318.05
10/29/1999                  34,474.31            25,347.65            21,864.10
11/30/1999                  39,535.39            26,861.18            24,175.95
12/31/1999                  46,602.56            29,901.87            28,437.06
01/31/2000                  46,123.53            29,421.65            28,172.34
02/29/2000                  57,232.41            34,280.20            34,727.06
03/31/2000                  57,392.09            32,020.08            31,076.74
04/28/2000                  51,849.05            30,093.23            27,939.02
05/31/2000                  46,728.02            28,339.35            25,492.58
06/30/2000                  56,171.71            30,809.81            28,785.74
07/31/2000                  49,750.45            29,818.60            26,318.78
08/31/2000                  55,088.19            32,093.72            29,087.18
09/29/2000                  52,293.86            31,150.42            27,642.15
10/31/2000                  49,579.37            29,759.97            25,398.30
11/30/2000                  39,622.44            26,705.04            20,786.87
12/29/2000                  42,766.90            28,998.53            22,058.76
01/31/2001                  43,086.88            30,508.24            23,844.21
02/28/2001                  37,511.80            28,506.52            20,575.82
03/30/2001                  34,115.06            27,112.09            18,705.09
04/30/2001                  37,597.95            29,233.05            20,995.00
05/31/2001                  37,844.09            29,951.63            21,481.31
06/29/2001                  39,394.77            30,985.86            22,067.12
07/31/2001                  36,441.09            29,308.52            20,184.55
08/31/2001                  33,598.17            28,361.86            18,924.08
09/28/2001                  28,355.38            24,544.12            15,870.54
10/31/2001                  31,013.69            25,980.34            17,397.36
11/30/2001                  33,327.41            27,991.70            18,849.56
12/31/2001                  35,141.27            29,719.40            20,023.14

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT STRATEGIES MOST HELPED PERFORMANCE DURING 2001?

Three elements contributed most strongly to the Fund's performance this year. They included:

- STRONG STOCK SELECTION IN CONSUMER STAPLES-RELATED COMPANIES. Solid performers included restaurant stocks such as CEC ENTERTAINMENT, INC., RUBY TUESDAY, INC., and CBRL GROUP, as well as grocery retailer WHOLE FOODS MARKET, INC., a holding we initiated in the second half of the year. Historically, we've seen restaurants outperform as a country goes into a recession. Eating is a necessity, and people view eating out as affordable entertainment. History proved a good guide in 2001, at least as far as the Fund's restaurant industry names were concerned. The Fund's holdings of distribution companies like PERFORMANCE FOOD GROUP COMPANY and PATTERSON DENTAL COMPANY also bolstered returns in 2001.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                    INCEPTION       1        5       10      SINCE
                                      DATE        YEAR     YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99     (22.50%)   --       --     (15.64%)
        Without sales charge        12/31/99     (17.78%)   --       --     (13.11%)

CLASS B SHARES
        With redemption*            12/31/99     (21.68%)   --       --     (15.41%)
        Without redemption          12/31/99     (18.43%)   --       --     (13.80%)

CLASS C SHARES
        With redemption**           12/31/99     (19.23%)   --       --     (13.77%)
        Without redemption          12/31/99     (18.42%)   --       --     (13.77%)

CLASS F SHARES                      12/31/89     (17.81%)  13.41%   13.39%   16.82%

CLASS R SHARES                      12/31/99     (17.57%)   --       --     (12.91%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99     (21.96%)   --       --     (15.48%)
        Without sales charge        12/31/99     (18.30%)   --       --     (13.50%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

- A DECISION TO UNDERWEIGHT TECHNOLOGY, RELATIVE TO THE GROWTH INDEX. While the Fund suffered from some poor stock selection in technology, its overall tech weighting was lower than the Russell 2000 Growth Index's (Discovery Fund averaged 21.33% vs. the Russell 2000 Growth's average weight of 27.20%; conversely, the better-performing Russell 2000's average tech weighting was 15.97%). The decision to underweight this sector allowed us to bypass some of the severe declines in technology in 2001.

- CASH CUSHION. Our strict adherence to a rigorous analytical approach left us dissatisfied with the earnings visibility offered by many companies we researched during the year. As a result, the Fund's cash position averaged 12.57% in 2001. This higher-than-normal cash balance helped cushion the declines that the volatile market delivered.

DID YOU FOLLOW ANY INVESTMENT THEMES IN 2001?

Two themes that prevailed in the portfolio this year included the "Rapid Adoption of Digital Consumer Electronics," and "Security." Consumers still appear to have an appetite for digital electronics (DVDs, digital TVs, etc.), benefiting long-time Fund holdings TWEETER HOME ENTERTAINMENT GROUP, INC. and ULTIMATE ELECTRONICS, INC. And security software experienced a

[CHART]

PORTFOLIO COMPOSITION

Technology                        25.42%
Consumer Cyclicals                20.40%
Healthcare                        20.38%
Consumer Staples                   9.25%
Capital Goods                      8.64%
Transportation                     2.46%
Financials                         2.34%
Communication Services             1.01%
Energy                             0.71%
Cash & Equivalents                 9.39%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

favorable market environment as employers re-examined worker productivity and the security of their electronic data from outside eyes. We found some promising companies in this area, including SONICWALL, INC. and SECURE COMPUTING CORPORATION. Along these lines, the Fund owned a position in ARMOR HOLDINGS, INC., a security consulting and services company that has seen an uptick in business since the September 11 attacks.

WHAT IS YOUR INVESTMENT STRATEGY FOR 2002?

We believe the U.S. economy is on the road to recovery, but we are less certain about the shape recovery might take. Our view is that the upturn may be somewhat of a "clumsy" one in terms of its effect on the price movement of individual stocks. Accordingly, we expect that excessive optimism could precipitate sharp upward moves in an industry or stock, followed by a consolidation of these gains or modest share price retreat as the industry or stock's fundamentals catch up to the new, higher valuation. With this in mind, we will be closely monitoring the valuations of individual securities to target the most compelling stories.

     We also think that many corporations' dramatic cost-cutting efforts in 2001 may drive significant earnings leverage if they can book even modest sales gains in 2002. This paradigm may lead to earnings per share growth in late 2002 and in 2003. Throughout 2002, we will continue to do diligent financial modeling to try to uncover the companies we feel could offer this cost-cutting/earnings-acceleration profile. To conclude, we regard operating leverage (efficiency through cost cutting), rather than volume (sales) growth as the most significant near-term driver of the earnings recovery in the U.S. going forward.

/s/ Robert L. Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-87.2%
  AEROSPACE/DEFENSE-0.9%
       52,810  Alliant Techsystems, Inc.*..............  $    4,076,931
      262,825  United Defense Industries, Inc.*........       5,532,466
                                                         --------------
                                                              9,609,397
                                                         --------------
  BANKS (REGIONAL)-0.7%
      267,340  Southwest Bancorporation of
               Texas, Inc.*............................       8,092,382
                                                         --------------
  BIOTECHNOLOGY-0.5%
       87,397  Celgene Corporation*....................       2,789,712
       40,705  Cephalon, Inc.*.........................       3,076,687
                                                         --------------
                                                              5,866,399
                                                         --------------
  BROADCASTING (TV, RADIO & CABLE)-1.9%
      568,400  Mediacom Communications Corporation*....      10,378,984
      582,975  Radio One, Inc. Class D*................      10,499,380
                                                         --------------
                                                             20,878,364
                                                         --------------
  COMMUNICATION EQUIPMENT-5.7%
    2,125,722  DMC Stratex Networks, Inc.*.............      16,538,117
      297,670  Harris Corporation......................       9,081,912
    1,336,952  REMEC, Inc.*............................      13,356,150
      933,895  SonicWALL, Inc.*........................      18,154,919
      545,835  Terayon Communication Systems, Inc......       4,514,601
                                                         --------------
                                                             61,645,699
                                                         --------------
  COMPUTERS (HARDWARE)-0.6%
      367,425  Riverstone Networks, Inc.*..............       6,099,255
                                                         --------------
  COMPUTERS (NETWORKING)-0.3%
      353,825  Enterasys Networks, Inc.*...............       3,131,351
       17,530  NetScreen Technologies, Inc.*...........         387,939
                                                         --------------
                                                              3,519,290
                                                         --------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  COMPUTERS (PERIPHERALS)-1.4%
      721,555  Secure Computing Corporation*...........  $   14,827,955
                                                         --------------
  COMPUTERS (SOFTWARE & SERVICES)-8.2%
      249,050  Advent Software, Inc.*..................      12,440,048
      135,750  BARRA, Inc.*............................       6,392,468
      949,630  Documentum, Inc.*.......................      20,625,964
      440,400  Informatica Corporation*................       6,390,204
      320,080  Lawson Software, Inc.*..................       5,041,260
      393,645  Macrovision Corporation*................      13,864,177
      270,775  MSC.Software Corporation*...............       4,224,090
      399,825  Stellent, Inc.*.........................      11,818,827
      335,365  WebEx Communications, Inc.*.............       8,333,820
                                                         --------------
                                                             89,130,858
                                                         --------------
  CONSUMER FINANCE-0.6%
      218,250  AmeriCredit Corporation*................       6,885,788
                                                         --------------
  DISTRIBUTORS (FOOD & HEALTH)-1.9%
      125,120  Patterson Dental Company*...............       5,121,162
      429,685  Performance Food Group Company*.........      15,112,021
                                                         --------------
                                                             20,233,183
                                                         --------------
  ELECTRICAL EQUIPMENT-0.4%
      150,025  Plexus Corporation*.....................       3,984,664
                                                         --------------
  ELECTRONICS (COMPONENT DISTRIBUTORS)-0.6%
      202,950  Arrow Electronics, Inc.*................       6,068,205
                                                         --------------
  ELECTRONICS (DEFENSE)-1.0%
      587,125  Aeroflex, Inc.*.........................      11,114,276
                                                         --------------
  ELECTRONICS (INSTRUMENTATION)-1.3%
      112,790  FEI Company*............................       3,554,013
      583,365  Ixia*...................................       7,496,240
      104,865  MKS Instruments, Inc.*..................       2,834,501
                                                         --------------
                                                             13,884,754
                                                         --------------
  ELECTRONICS (SEMICONDUCTORS)-3.0%
      485,824  AXT, Inc.*..............................       7,010,440
      611,105  Centillium Communications, Inc.*........       4,803,285
      249,740  Cree, Inc.*.............................       7,357,340
      413,865  Microtune, Inc.*........................       9,709,273
      283,850  Vitesse Semiconductor Corporation*......       3,536,771
                                                         --------------
                                                             32,417,109
                                                         --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  ENGINEERING & CONSTRUCTION-1.7%
      159,400  Dycom Industries, Inc.*.................  $    2,663,574
       72,100  Jacobs Engineering Group, Inc.*.........       4,758,600
      706,247  Quanta Services, Inc.*..................      10,897,391
                                                         --------------
                                                             18,319,565
                                                         --------------
  EQUIPMENT (SEMICONDUCTORS)-2.1%
      139,020  Brooks Automation, Inc.*................       5,653,943
      298,572  EMCORE Corporation*.....................       4,015,793
      403,300  Entegris, Inc.*.........................       4,420,168
      212,970  PRI Automation, Inc.*...................       4,355,237
      250,680  Therma-Wave, Inc.*......................       3,740,146
                                                         --------------
                                                             22,185,287
                                                         --------------
  HEALTHCARE (DRUGS-GENERIC & OTHER)-2.3%
      280,310  American Pharmaceutical
               Partners, Inc.*.........................       5,830,448
      176,580  CIMA Labs, Inc.*........................       6,383,367
      187,661  Medicis Pharmaceutical Corporation*.....      12,121,024
                                                         --------------
                                                             24,334,839
                                                         --------------
  HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-3.2%
      472,025  Endo Pharmaceuticals Holdings, Inc.*....       5,508,532
      469,100  Pharmaceutical Resources, Inc...........      15,855,580
      822,867  SICOR, Inc.*............................      12,902,555
                                                         --------------
                                                             34,266,667
                                                         --------------
  HEALTHCARE (HOSPITAL MANAGEMENT)-2.8%
      667,100  Community Health Systems, Inc.*.........      17,011,050
      253,550  LifePoint Hospitals, Inc.*..............       8,630,842
      141,950  Province Healthcare Company*............       4,380,577
                                                         --------------
                                                             30,022,469
                                                         --------------
  HEALTHCARE (MANAGED CARE)-0.8%
      370,050  First Health Group Corporation*.........       9,155,037
                                                         --------------
  HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-4.2%
      209,465  Charles River Laboratories
               International, Inc.*....................       7,012,888
    1,070,605  CYTYC Corporation*......................      27,942,791
      271,260  Integra LifeSciences Holdings*..........       7,144,988
       48,900  Varian Medical Systems, Inc.*...........       3,484,614
                                                         --------------
                                                             45,585,281
                                                         --------------
  HEALTHCARE (SPECIALIZED SERVICES)-4.1%
      464,913  Accredo Health, Inc.*...................      18,457,046
      153,647  Albany Molecular Research, Inc.*........       4,070,109
      338,695  AmeriPath, Inc.*........................      10,841,627
      368,600  Covance, Inc............................       8,367,220
       77,075  Priority Healthcare Corporation*........       2,712,269
                                                         --------------
                                                             44,448,271
                                                         --------------

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  INSURANCE BROKERS-0.4%
      139,250  Arthur J. Gallagher & Company...........  $    4,802,733
                                                         --------------
  LEISURE TIME (PRODUCTS)-0.7%
      252,275  Direct Focus, Inc.*.....................       7,870,980
                                                         --------------
  LODGING-HOTELS-1.2%
      291,250  Hotel Reservations Network, Inc.*.......      13,397,500
                                                         --------------
  MACHINERY (DIVERSIFIED)-0.4%
      289,360  Global Power Equipment Group, Inc.*.....       4,354,868
                                                         --------------
  MANUFACTURING (SPECIALIZED)-1.6%
      201,130  Armor Holdings, Inc.*...................       5,428,499
      164,335  AstroPower, Inc.*.......................       6,644,064
      115,790  Roper Industries, Inc...................       5,731,605
                                                         --------------
                                                             17,804,168
                                                         --------------
  METAL FABRICATORS-0.7%
      301,435  Shaw Group, Inc.*.......................       7,083,723
                                                         --------------
  OIL & GAS (DRILLING & EQUIPMENT)-0.7%
      136,535  Hanover Compressor Company*.............       3,448,874
      203,230  National-Oilwell, Inc.*.................       4,188,570
                                                         --------------
                                                              7,637,444
                                                         --------------
  RESTAURANTS-2.8%
      279,325  CEC Entertainment, Inc.*................      12,119,912
      860,800  Ruby Tuesday, Inc.......................      17,758,304
                                                         --------------
                                                             29,878,216
                                                         --------------
  RETAIL (BUILDING SUPPLIES)-0.6%
       90,910  Fastenal Company........................       6,039,151
                                                         --------------
  RETAIL (COMPUTERS & ELECTRONICS)-5.6%
      121,217  CDW Computer Centers, Inc.*.............       6,510,565
    1,126,015  Insight Enterprises, Inc.*..............      27,699,969
      192,750  Tech Data Corporation*..................       8,342,220
      272,575  Tweeter Home Entertainment
               Group, Inc.*............................       7,904,675
      329,285  Ultimate Electronics, Inc.*.............       9,878,550
                                                         --------------
                                                             60,335,979
                                                         --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  RETAIL (DRUG STORES)-0.6%
      222,283  Duane Reade, Inc.*......................  $    6,746,289
                                                         --------------
  RETAIL (FOOD CHAINS)-0.6%
      149,175  Whole Foods Market, Inc.*...............       6,498,063
                                                         --------------
  RETAIL (SPECIALTY-APPAREL)-1.9%
      437,615  American Eagle Outfitters, Inc.*........      11,452,385
      248,575  Talbots, Inc............................       9,010,844
                                                         --------------
                                                             20,463,229
                                                         --------------
  RETAIL (SPECIALTY)-0.9%
      370,625  Cost Plus, Inc.*........................       9,821,563
                                                         --------------
  SERVICES (COMMERCIAL & CONSUMER)-8.6%
      546,785  Braun Consulting, Inc.*.................       1,941,087
      209,975  Career Education Corporation*...........       7,197,943
      432,390  Corinthian Colleges, Inc.*..............      17,680,427
       72,229  Corporate Executive Board Company*......       2,650,804
      294,410  Education Management Corporation*.......      10,672,363
      440,300  ITT Educational Services, Inc.*.........      16,233,861
      476,958  Management Network Group, Inc.*.........       3,291,010
      210,990  Maximus, Inc.*..........................       8,874,239
      480,225  Rent-A-Center, Inc.*....................      16,121,153
      168,250  Strayer Education, Inc..................       8,197,140
                                                         --------------
                                                             92,860,027
                                                         --------------
  SERVICES (COMPUTER SYSTEMS)-1.3%
      191,662  Investment Technology Group, Inc.*......       7,488,234
      254,520  Keane, Inc.*............................       4,588,996
       79,780  Titan Corporation*......................       1,990,511
                                                         --------------
                                                             14,067,741
                                                         --------------
  SERVICES (EMPLOYMENT)-1.4%
      242,325  AMN Healthcare Services, Inc.*..........       6,639,705
      344,405  Cross Country, Inc.*....................       9,126,733
                                                         --------------
                                                             15,766,438
                                                         --------------
  TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.0%
      631,330  Powerwave Technologies, Inc.*...........      10,909,382
                                                         --------------
  TEXTILES (APPAREL)-0.9%
      296,575  Columbia Sportswear Company*............       9,875,948
                                                         --------------
  TRUCKERS-2.5%
      582,700  C.H. Robinson Worldwide, Inc............      16,848,771
      401,915  Werner Enterprises, Inc.................       9,766,535
                                                         --------------
                                                             26,615,306
                                                         --------------

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  WASTE MANAGEMENT-2.6%
      263,250  Stericycle, Inc.*.......................  $   16,026,660
      373,175  Waste Connections, Inc.*................      11,564,693
                                                         --------------
                                                             27,591,353
                                                         --------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$956,971,187)..................................     942,995,095
                                                         --------------
  COMMON STOCKS (FOREIGN)-3.4%
  HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.3%
      340,500  Taro Pharmaceutical Industries Limited
               ADR (IS)*...............................      13,602,975
                                                         --------------
  HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.2%
      433,200  Lumenis Limited ADR (IS)*...............       8,534,040
      249,700  QIAGEN NV (NE)*.........................       4,634,432
                                                         --------------
                                                             13,168,472
                                                         --------------
  MANUFACTURING (SPECIALIZED)-0.9%
      289,525  Optimal Robotics Corporation Class A ADR
               (CA)*...................................      10,263,661
                                                         --------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$33,877,451)...................................      37,035,108
                                                         --------------
                                                           AMORTIZED
  PRINCIPAL AMOUNT                                            COST
  ---------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-8.8%
  CONSUMER FINANCE-4.6%
  $50,000,000  American General Finance
               1.92% 1/02/02...........................  $   49,997,333
                                                         --------------
  FINANCIAL (DIVERSIFIED)-4.2%
   22,100,000  American Express Credit Corporation
               1.75% 1/07/02...........................      22,093,554
   23,000,000  General Electric Capital Services
               2.02% 1/03/02...........................      22,997,419
                                                         --------------
                                                             45,090,973
                                                         --------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$95,088,306).........................      95,088,306
                                                         --------------
  TOTAL INVESTMENTS-99.4%
  (COST-$1,085,936,944)................................   1,075,118,509
  OTHER ASSETS AND LIABILITIES-0.6%....................       6,363,540
                                                         --------------
  NET ASSETS-100.0%....................................  $1,081,482,049
                                                         ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $ 1,085,936,944
                                                    ---------------
Investment securities, at market..................    1,075,118,509
Cash..............................................        6,151,722
Receivables:
  Investment securities sold......................        3,363,885
  Capital shares sold.............................        2,301,216
  Dividends.......................................           70,344
  From transfer agent.............................          215,739
                                                    ---------------
    Total Assets..................................    1,087,221,415
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................        3,159,910
  Capital shares redeemed.........................        1,305,241
  Advisory fees...................................          714,629
  Shareholder servicing fees......................           72,764
  Accounting fees.................................           23,654
  Distribution fees...............................          280,132
  To transfer agent...............................           53,833
  Other...........................................          129,203
                                                    ---------------
    Total Liabilities.............................        5,739,366
                                                    ---------------
Net Assets........................................  $ 1,081,482,049
                                                    ===============

Net Assets--Class A...............................  $   117,773,263
Shares Outstanding--Class A.......................        4,132,150
Net Asset Value, Redemption Price Per Share.......  $         28.50
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         30.24

Net Assets--Class B...............................  $    35,844,627
Shares Outstanding--Class B.......................        1,278,709
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         28.03

Net Assets--Class C...............................  $    17,030,540
Shares Outstanding--Class C.......................          607,256
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         28.05

Net Assets--Class F...............................  $   847,329,740
Shares Outstanding--Class F.......................       29,780,697
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         28.45

Net Assets--Class R...............................  $    61,162,795
Shares Outstanding--Class R.......................        2,135,254
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         28.64

Net Assets--Class T...............................  $     2,341,084
Shares Outstanding--Class T.......................           82,903
Net Asset Value, Redemption Price Per Share.......  $         28.24
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         29.57

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       694,174
  Interest........................................        5,935,884
                                                    ---------------
    Total Investment Income.......................        6,630,058
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        8,768,701
  Shareholder servicing fees--Note 2..............          909,237
  Accounting fees--Note 2.........................          284,261
  Distribution fees--Note 2.......................        2,665,119
  Transfer agency fees--Note 2....................          921,301
  Registration fees--Note 2.......................          108,842
  Postage and mailing expenses....................           93,637
  Custodian fees and expenses--Note 2.............           42,458
  Printing expenses...............................          132,550
  Legal and audit fees............................           49,273
  Directors' fees and expenses....................           33,661
  Other expenses..................................           84,409
                                                    ---------------
    Total Expenses................................       14,093,449
    Earnings Credits..............................         (114,884)
    Expense Offset to Broker Commissions..........           (3,836)
                                                    ---------------
    Net Expenses..................................       13,974,729
                                                    ---------------
  Net Investment (Loss)...........................       (7,344,671)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (212,663,273)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (22,735,374)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................     (235,398,647)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (242,743,318)
                                                    ===============
Purchases of long-term securities.................  $ 1,149,278,801
Proceeds from sales of long-term securities.......  $ 1,087,221,226

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED     YEAR ENDED
                                            12/31/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (7,344,671) $  (5,797,629)
Net Realized Gain (Loss) from Security
  Transactions..........................   (212,663,273)    39,750,142
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................    (22,735,374)  (245,623,220)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (242,743,318)  (211,670,707)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................       (420,801)    (9,149,128)
  Class B...............................       (131,424)    (3,612,474)
  Class C...............................        (62,834)    (1,834,904)
  Class F...............................     (3,036,535)   (73,388,820)
  Class R...............................       (217,995)      (324,533)
  Class T...............................         (8,399)      (131,093)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (3,877,988)   (88,440,952)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR ENDED      YEAR ENDED
                                             12/31/01        12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   84,892,338  $  276,460,454
  Class B...............................       2,082,961      68,247,217
  Class C...............................       1,991,061      35,135,356
  Class F...............................     219,631,246     907,396,223
  Class R...............................      67,602,397      10,828,336
  Class T...............................       1,480,056       2,474,053
Reinvested dividends and distributions
  Class A...............................         356,581       7,959,327
  Class B...............................         112,444       2,973,456
  Class C...............................          42,737       1,176,781
  Class F...............................       2,977,058      65,953,518
  Class R...............................         206,579         247,229
  Class T...............................           8,399         118,439
                                          --------------  --------------
                                             381,383,857   1,378,970,389
Cost of shares redeemed
  Class A...............................     (72,989,157)   (116,567,465)
  Class B...............................      (7,537,295)     (4,110,676)
  Class C...............................      (5,398,286)     (2,665,143)
  Class F...............................    (239,526,179)   (477,773,096)
  Class R...............................      (7,354,185)     (3,712,997)
  Class T...............................        (535,081)       (126,912)
                                          --------------  --------------
                                            (333,340,183)   (604,956,289)
Net Increase from Capital Share
  Transactions..........................      48,043,674     774,014,100
                                          --------------  --------------
Net Increase (Decrease) in Net Assets...    (198,577,632)    473,902,441

NET ASSETS
  Beginning of year.....................  $1,280,059,681  $  806,157,240
                                          --------------  --------------
  End of year...........................  $1,081,482,049  $1,280,059,681
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,316,107,244  $1,275,408,076
Accumulated undistributed net investment
  income................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (223,806,760)     (7,265,334)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (10,818,435)     11,916,939
                                          --------------  --------------
Total...................................  $1,081,482,049  $1,280,059,681
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)...............      (0.17)      (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........      (6.02)      (3.45)
                                           --------    --------
        Total from investment
          operations....................      (6.19)      (3.48)
Less distributions:
    From net investment income..........       0.00        0.00
    From net realized gains.............      (0.10)      (2.61)
                                           --------    --------
        Total distributions.............      (0.10)      (2.61)
Net Asset Value, end of year............   $  28.50    $  34.79
                                           ========    ========
Total Return/Ratios
    Total return*.......................     (17.78%)     (8.18%)
    Net assets, end of period (000s)....   $117,773    $131,298
    Net expenses to average net
      assets#...........................       1.18%       1.20%
    Gross expenses to average net
      assets#...........................       1.19%       1.24%
    Net investment (loss) to average net
      assets............................      (0.58%)     (0.21%)
    Portfolio turnover rate@............        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $ 34.49     $ 40.88
Income from investment operations:
    Net investment (loss)...............     (0.45)      (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........     (5.91)      (3.57)
                                           -------     -------
        Total from investment
          operations....................     (6.36)      (3.78)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------     -------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.03     $ 34.49
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.43%)     (8.92%)
    Net assets, end of period (000s)....   $35,845     $50,883
    Net expenses to average net
      assets#...........................      1.96%       1.94%
    Gross expenses to average net
      assets#...........................      1.97%       1.97%
    Net investment (loss) to average net
      assets............................     (1.35%)     (1.02%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)...............     (0.48)      (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........     (5.88)      (3.57)
                                           -------     -------
        Total from investment
          operations....................     (6.36)      (3.76)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------     -------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.05     $ 34.51
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.42%)     (8.87%)
    Net assets, end of period (000s)....   $17,031     $25,275
    Net expenses to average net
      assets#...........................      1.96%       1.94%
    Gross expenses to average net
      assets#...........................      1.98%       1.97%
    Net investment (loss) to average net
      assets............................     (1.36%)     (1.01%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                               YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                              2001         2000            1999         1998        1997
                           ----------  ------------    ------------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $  34.74    $    40.86       $  24.37     $  23.45    $  24.22
Income from investment
  operations:
    Net investment income
      (loss).............      (0.20)        (0.07)         (0.08)       (0.07)       0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (5.99)        (3.44)         22.72         3.15        2.69
                            --------    ----------       --------     --------    --------
        Total from
          investment
          operations.....      (6.19)        (3.51)         22.64         3.08        2.76
Less distributions:
    From net investment
      income.............       0.00          0.00           0.00         0.00        0.00
    From net realized
      gains..............      (0.10)        (2.61)         (6.15)       (2.16)      (3.53)
                            --------    ----------       --------     --------    --------
        Total
         distributions...      (0.10)        (2.61)         (6.15)       (2.16)      (3.53)
    Net Asset Value, end
      of year............   $  28.45    $    34.74       $  40.86     $  24.37    $  23.45
                            ========    ==========       ========     ========    ========
Total Return/Ratios
    Total return.........     (17.81%)       (8.26%)        94.59%       14.19%      12.00%
    Net assets, end of
      period (000s)......   $847,330    $1,066,003       $806,152     $241,124    $246,281
    Net expenses to
      average net
      assets#............       1.24%         1.25%          1.45%        1.55%       1.52%
    Gross expenses to
      average net
      assets#............       1.25%         1.28%          1.46%        1.57%       1.54%
    Net investment (loss)
      to average net
      assets.............      (0.64%)       (0.46%)        (0.96%)      (0.91%)     (0.55%)
    Portfolio turnover
      rate@..............        110%          108%           157%         121%         90%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......   $ 34.87      $40.88
Income from investment operations:
    Net investment (loss)...............     (0.08)      (0.00)*
    Net (losses) on securities (both
      realized and unrealized)..........     (6.05)      (3.40)
                                           -------      ------
        Total from investment
          operations....................     (6.13)      (3.40)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------      ------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.64      $34.87
                                           =======      ======
Total Return/Ratios
    Total return........................    (17.57%)     (7.98%)
    Net assets, end of period (000s)....   $61,163      $4,693
    Net expenses to average net
      assets#...........................      0.94%       0.93%
    Gross expenses to average net
      assets#...........................      0.95%       0.96%
    Net investment income (loss) to
      average net assets................     (0.38%)      0.01%
    Portfolio turnover rate@............       110%        108%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $34.69      $40.88
Income from investment operations:
    Net investment (loss)...............     (0.33)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........     (6.02)      (3.49)
                                            ------      ------
        Total from investment
          operations....................     (6.35)      (3.58)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                            ------      ------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............    $28.24      $34.69
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (18.30%)     (8.43%)
    Net assets, end of period (000s)....    $2,341      $1,908
    Net expenses to average net
      assets#...........................      1.82%       1.44%
    Gross expenses to average net
      assets#...........................      1.83%       1.48%
    Net investment (loss) to average net
      assets............................     (1.24%)     (0.50%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the

Fund's shares. The Distributor retained $719,933 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $103,741 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $297,285, $99,644, $49,401, and $5,929, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C, Class F, and Class T shares were charged $298,931, $148,203, $2,212,056, $5,929, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $8,967, $8,633, $7,884, $66,810, $8,670, and $7,878, respectively, for registration fees. During the year ended December 31, 2001, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

   UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
   INVESTMENT INCOME        GAINS AND LOSSES       PAID-IN CAPITAL
   -----------------   --------------------------  ---------------
      $7,344,671                  $(165)             $(7,344,506)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   211,161,593
Post-October Capital Loss Deferral................  $     1,623,691
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $ 1,096,958,420
Unrealized Appreciation...........................  $   114,551,952
Unrealized (Depreciation).........................  $  (136,391,863)
Net (Depreciation)................................  $   (21,839,911)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR        YEAR
                                            ENDED        ENDED
                                           12/31/01    12/31/00
                                          ----------  -----------
CLASS A
      Shares sold.......................   2,794,165    6,203,151
      Shares issued for dividends
        reinvested......................      12,710      241,192
      Shares redeemed...................  (2,448,786)  (2,670,307)
      NET INCREASE IN SHARES
        OUTSTANDING.....................     358,089    3,774,036

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                             YEAR        YEAR
                                            ENDED        ENDED
                                           12/31/01    12/31/00
                                          ----------  -----------
CLASS B
      Shares sold.......................      69,523    1,486,974
      Shares issued for dividends
        reinvested......................       4,055       90,820
      Shares redeemed...................    (270,221)    (102,467)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (196,643)   1,475,327
CLASS C
      Shares sold.......................      67,786      767,405
      Shares issued for dividends
        reinvested......................       1,535       35,932
      Shares redeemed...................    (194,552)     (70,875)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (125,231)     732,462
CLASS F
      Shares sold.......................   7,349,674   20,295,074
      Shares issued for dividends
        reinvested......................     106,203    2,001,003
      Shares redeemed...................  (8,357,314) (11,346,106)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (901,437)  10,949,971
CLASS R
      Shares sold.......................   2,249,179      228,955
      Shares issued for dividends
        reinvested......................       7,323        7,474
      Shares redeemed...................    (255,806)    (101,896)
      NET INCREASE IN SHARES
        OUTSTANDING.....................   2,000,696      134,533
CLASS T
      Shares sold.......................      46,116       54,858
      Shares issued for dividends
        reinvested......................         314        3,598
      Shares redeemed...................     (18,526)      (3,482)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      27,904       54,974

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $3,877,988 of long-term capital gains. Of the ordinary income distributions declared for the period ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H. Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

YOUR BOARD REPRESENTATIVES
(unaudited) (CONTINUED)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company, Canton, Ohio. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-DIS-01

DREYFUS FOUNDERS
DISCOVERY FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                                             3
Statement of Investments                                       10
Statement of Assets and Liabilities                            16
Statement of Operations 18
Statements of Changes in Net Assets                            19
Financial Highlights                                           21
Notes to Financial Statements                                  27
Report of Independent Accountants                              33
Other Information                                              34
Your Board Representatives                                     35




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER
ROBERT AMMANN, CFA

DESCRIBE THE MARKET ENVIRONMENT THE FUND FACED IN 2001.

With a weak economy as the backdrop, the market struggled during most of 2001. Growth stocks in particular suffered in a defensive environment that favored more value-oriented investments. Not only did stocks perform poorly on an overall basis, but the environment was also characterized by rapid sector rotation. In other words, areas that performed well one quarter suffered the next. The reciprocal also held true, as we saw numerous laggards snap back sharply the following quarter. This was especially true in the fourth quarter of 2001, a quarter that offered a more favorable environment for growth-oriented funds.

     We believe this volatility was a reflection of investors' uncertainty regarding the outlook for the U.S. economy as a whole and for individual companies in particular. Our process dictates that it is essential to have a longer-term focus and to look through these short-term gyrations when determining how to evaluate a company's longer-term prospects. Thus, as in all market cycles, we continued to adhere to our strict bottom-up focus on fundamentals and valuation.

[SIDENOTE]
"FOLLOWING THE SEPTEMBER 11 ATTACKS, ... INVESTORS RAPIDLY AND EFFICIENTLY ASSESSED THE WINNERS AND LOSERS, THEN REASSESSED THEIR CONCLUSIONS AS THEY REALIZED THAT THE IMPACT WAS NOT AS SEVERE AS THEY'D FIRST THOUGHT."

PERFORMANCE HIGHLIGHTS

- Rapid sector rotation brought volatile share-price movements from quarter to quarter.

- Strong stock selection in the consumer staples sector, and a decision to hold fewer technology-related names, helped Fund performance.

- Poor performance from the Fund's capital goods-related holdings dampened performance, as did a decision to underweight financial-related companies, relative to the benchmark.

- We will be closely monitoring the valuations of individual securities to target the most compelling stories in 2002.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE MARKET?

We thought the market was quite efficient in the wake of the attacks. Investors assessed the winners and losers, then reassessed their conclusions as they realized that the impact on companies earnings was not as severe as they'd first thought. Similarly, consumer confidence was shaken only momentarily and has proven more resilient as time has passed.

     Share prices in the transportation sector and the lodging sector, for example, had recovered somewhat by year end. Certainly, share prices of many hotel-related companies were hammered in the wake of the attacks, and room rates have come down. But the stocks generally have recovered. So post-September 11, we'd say that the views of both investors and of consumers were much more long-term than we had feared.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHAT FACTORS AFFECTED ITS PERFORMANCE?

For the 12 months ended December 31, 2001, the Fund underperformed its benchmarks, the Russell 2000 Growth Index, which fell -9.23%, and the Russell 2000 Index, which returned 2.49%. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

     In terms of stock performance in the small-cap marketplace, smaller was better in 2001. While it's true that the fourth quarter was much more favorable to growth-oriented stocks than the rest of 2001, we saw a bias in performance toward the smallest of small-cap stocks. We seek small-cap stocks that demonstrate sufficient liquidity to enable the Fund to initiate a position without significantly driving up the stock price, or to promptly liquidate a holding if a company's fundamentals deteriorate. Therefore, we were not comfortable establishing portfolio holdings in many of these smaller, more thinly traded, stocks.

WHAT DECISIONS MOST HINDERED PERFORMANCE DURING 2001?

DISAPPOINTING PERFORMANCE FROM OUR CAPITAL GOODS-RELATED HOLDINGS. The
Fund saw poor performance from specialty contracting companies QUANTA SERVICES, INC., a specialty contractor to telecom and electric utility customers, and DYCOM INDUSTRIES, INC., a specialty telecom contractor. SHAW GROUP, INC., a construction services company for the power generation industry, was a disappointing performer during the year as well.

POOR STOCK SELECTION IN TECHNOLOGY SECTOR. The Fund remained underweight the tech sector relative to the Russell 2000 Growth Index during most of the year, which could have boosted its relative performance. Nonetheless, the Fund suffered from some weaker-than-expected returns in many of the names we did hold in the software, semiconductor, and communications equipment industries. This was due to poor stock selection; two examples include software companies SeeBeyond Technology Corporation and

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.      CYTYC Corporation  (CYTC)               2.58%
2.      Insight Enterprises, Inc.  (NSIT)       2.56%
3.      Documentum, Inc.  (DCTM)                1.91%
4.      Accredo Health, Inc.  (ACDO)            1.71%
5.      SonicWALL, Inc.  (SNWL)                 1.68%
6.      Ruby Tuesday, Inc.  (RI)                1.64%
7.      Corinthian Colleges, Inc.  (COCO)       1.63%
8.      Community Health Systems, Inc.  (CYH)   1.57%
9.      C.H. Robinson Worldwide, Inc. (CHRW)    1.56%
10.     DMC Stratex Networks, Inc.  (STXN)      1.53%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

MACROVISION CORPORATION, which negatively impacted returns over the year. SeeBeyond is no longer a Fund holding. Semiconductor stocks EMCORE Corporation and AXT, INC., as well as communication equipment stocks DMC STRATEX NETWORKS, INC., and WatchGuard Technologies also hindered returns over the year. While WatchGuard is no longer a Fund holding, we are optimistic about the potential of our remaining semiconductor holdings if end markets stabilize in 2002.

AN UNDERWEIGHT POSITION IN FINANCIAL-RELATED COMPANIES. This sector was a strong performer over the year, but the Fund maintained a significant underweight position in this sector. Our fundamental, company-by-company research did not uncover many stocks in this sector that had the growth and liquidity characteristics we require for investment.


GROWTH OF $10,000 INVESTMENT

[GRAPH]

                        DREYFUS FOUNDERS
                           DISCOVERY           RUSSELL 2000          RUSSELL 2000
                          FUND-CLASS F            INDEX              GROWTH INDEX
12/31/1991                  10,000.00            10,000.00            10,000.00
01/31/1992                  10,445.21            10,810.27            10,785.49
02/28/1992                  10,879.00            11,125.62            10,900.57
03/31/1992                  10,228.31            10,749.04            10,273.68
04/30/1992                   9,497.72            10,372.45             9,677.19
05/29/1992                   9,571.92            10,510.38             9,655.52
06/30/1992                   9,115.30            10,013.32             9,039.78
07/31/1992                   9,429.22            10,361.58             9,323.54
08/31/1992                   9,315.07            10,069.19             8,964.58
09/30/1992                   9,611.87            10,301.57             9,214.88
10/30/1992                  10,331.05            10,629.02             9,593.79
11/30/1992                  11,158.68            11,442.35            10,489.18
12/31/1992                  11,516.74            11,840.98            10,777.01
01/29/1993                  11,626.53            12,241.75            10,910.64
02/26/1993                  10,944.66            11,959.00            10,318.08
03/31/1993                  11,233.59            12,347.07            10,583.88
04/30/1993                  10,846.42            12,008.14            10,248.05
05/28/1993                  11,551.41            12,539.50            10,862.42
06/30/1993                  11,551.41            12,617.72            10,888.82
07/31/1993                  11,840.34            12,791.93            10,997.77
08/31/1993                  12,291.07            13,344.56            11,524.49
09/30/1993                  12,568.45            13,721.14            11,905.32
10/31/1993                  12,857.38            14,074.31            12,249.44
11/30/1993                  12,279.52            13,611.08            11,753.58
12/31/1993                  12,761.61            14,076.45            12,218.38
01/31/1994                  12,951.11            14,517.79            12,543.93
02/28/1994                  12,660.94            14,465.28            12,488.96
03/31/1994                  11,968.08            13,701.55            11,720.44
04/30/1994                  11,660.14            13,782.99            11,738.15
05/31/1994                  11,085.72            13,628.22            11,475.82
06/30/1994                  10,665.27            13,165.45            10,981.69
07/29/1994                  10,688.96            13,381.90            11,138.55
08/31/1994                  11,334.44            14,127.43            11,956.81
09/30/1994                  11,624.61            14,080.12            12,007.65
10/31/1994                  11,624.61            14,024.55            12,136.91
11/30/1994                  11,340.36            13,457.82            11,645.82
12/31/1994                  11,772.66            13,819.73            11,921.51
01/31/1995                  11,719.36            13,645.37            11,679.38
02/28/1995                  12,252.33            14,213.00            12,217.84
03/31/1995                  12,441.83            14,457.78            12,575.21
04/28/1995                  12,524.74            14,778.79            12,764.76
05/31/1995                  12,767.53            15,033.37            12,931.71
06/30/1995                  13,839.39            15,813.18            13,822.82
07/31/1995                  15,142.20            16,724.02            14,900.19
08/31/1995                  15,100.74            17,070.14            15,084.05
09/29/1995                  15,361.31            17,374.93            15,394.69
10/31/1995                  14,561.86            16,597.88            14,637.49
11/30/1995                  15,390.92            17,295.17            15,283.61
12/31/1995                  15,457.16            17,751.52            15,622.26
01/31/1996                  15,101.01            17,732.38            15,492.87
02/29/1996                  16,233.58            18,285.16            16,199.34
03/29/1996                  16,611.11            18,657.16            16,519.64
04/30/1996                  18,840.64            19,654.80            17,787.88
05/31/1996                  19,816.51            20,429.40            18,700.07
06/28/1996                  18,477.36            19,590.50            17,484.99
07/31/1996                  16,190.84            17,879.49            15,350.46
08/30/1996                  17,059.86            18,918.28            16,486.87
09/30/1996                  18,448.87            19,656.94            17,335.88
10/31/1996                  17,373.28            19,353.99            16,588.04
11/29/1996                  18,099.84            20,151.40            17,049.34
12/31/1996                  18,734.83            20,679.54            17,381.75
01/31/1997                  19,330.45            21,092.86            17,815.92
02/28/1997                  18,015.45            20,581.26            16,739.92
03/31/1997                  16,383.31            19,610.25            15,558.67
04/30/1997                  16,081.63            19,664.90            15,378.71
05/30/1997                  18,061.86            21,852.61            17,690.16
06/30/1997                  18,796.72            22,789.17            18,289.99
07/31/1997                  20,684.12            23,849.58            19,227.12
08/29/1997                  21,171.44            24,395.25            19,804.13
09/30/1997                  22,973.76            26,180.84            21,384.48
10/31/1997                  21,217.86            25,030.74            20,100.06
11/28/1997                  21,086.36            24,868.81            19,620.79
12/31/1997                  20,972.76            25,304.18            19,631.85
01/30/1998                  20,981.70            24,904.78            19,369.97
02/27/1998                  21,885.01            26,746.37            21,077.88
03/31/1998                  23,360.70            27,849.34            21,964.32
04/30/1998                  24,085.13            28,003.49            22,099.02
05/29/1998                  22,198.03            26,485.49            20,493.47
06/30/1998                  22,698.88            26,551.04            20,702.86
07/31/1998                  21,661.42            24,401.60            18,974.04
08/31/1998                  16,223.70            19,663.37            14,594.10
09/30/1998                  17,538.41            21,202.16            16,073.78
10/30/1998                  18,879.96            22,066.93            16,912.14
11/30/1998                  21,223.18            23,223.01            18,223.99
12/31/1998                  23,949.23            24,660.00            19,873.13
01/29/1999                  25,521.60            24,987.75            20,767.10
02/26/1999                  22,652.02            22,963.84            18,867.38
03/31/1999                  24,558.52            23,322.36            19,539.43
04/30/1999                  26,189.86            25,412.25            21,264.93
05/28/1999                  26,750.02            25,783.48            21,298.60
06/30/1999                  30,278.04            26,949.36            22,420.58
07/30/1999                  31,791.45            26,209.97            21,727.23
08/31/1999                  30,936.47            25,239.88            20,914.62
09/30/1999                  32,852.80            25,245.39            21,318.05
10/29/1999                  34,474.31            25,347.65            21,864.10
11/30/1999                  39,535.39            26,861.18            24,175.95
12/31/1999                  46,602.56            29,901.87            28,437.06
01/31/2000                  46,123.53            29,421.65            28,172.34
02/29/2000                  57,232.41            34,280.20            34,727.06
03/31/2000                  57,392.09            32,020.08            31,076.74
04/28/2000                  51,849.05            30,093.23            27,939.02
05/31/2000                  46,728.02            28,339.35            25,492.58
06/30/2000                  56,171.71            30,809.81            28,785.74
07/31/2000                  49,750.45            29,818.60            26,318.78
08/31/2000                  55,088.19            32,093.72            29,087.18
09/29/2000                  52,293.86            31,150.42            27,642.15
10/31/2000                  49,579.37            29,759.97            25,398.30
11/30/2000                  39,622.44            26,705.04            20,786.87
12/29/2000                  42,766.90            28,998.53            22,058.76
01/31/2001                  43,086.88            30,508.24            23,844.21
02/28/2001                  37,511.80            28,506.52            20,575.82
03/30/2001                  34,115.06            27,112.09            18,705.09
04/30/2001                  37,597.95            29,233.05            20,995.00
05/31/2001                  37,844.09            29,951.63            21,481.31
06/29/2001                  39,394.77            30,985.86            22,067.12
07/31/2001                  36,441.09            29,308.52            20,184.55
08/31/2001                  33,598.17            28,361.86            18,924.08
09/28/2001                  28,355.38            24,544.12            15,870.54
10/31/2001                  31,013.69            25,980.34            17,397.36
11/30/2001                  33,327.41            27,991.70            18,849.56
12/31/2001                  35,141.27            29,719.40            20,023.14

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT STRATEGIES MOST HELPED PERFORMANCE DURING 2001?

Three elements contributed most strongly to the Fund's performance this year. They included:

- STRONG STOCK SELECTION IN CONSUMER STAPLES-RELATED COMPANIES. Solid performers included restaurant stocks such as CEC ENTERTAINMENT, INC., RUBY TUESDAY, INC., and CBRL GROUP, as well as grocery retailer WHOLE FOODS MARKET, INC., a holding we initiated in the second half of the year. Historically, we've seen restaurants outperform as a country goes into a recession. Eating is a necessity, and people view eating out as affordable entertainment. History proved a good guide in 2001, at least as far as the Fund's restaurant industry names were concerned. The Fund's holdings of distribution companies like PERFORMANCE FOOD GROUP COMPANY and PATTERSON DENTAL COMPANY also bolstered returns in 2001.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                    INCEPTION       1        5       10      SINCE
                                      DATE        YEAR     YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99     (22.50%)   --       --     (15.64%)
        Without sales charge        12/31/99     (17.78%)   --       --     (13.11%)

CLASS B SHARES
        With redemption*            12/31/99     (21.68%)   --       --     (15.41%)
        Without redemption          12/31/99     (18.43%)   --       --     (13.80%)

CLASS C SHARES
        With redemption**           12/31/99     (19.23%)   --       --     (13.77%)
        Without redemption          12/31/99     (18.42%)   --       --     (13.77%)

CLASS F SHARES                      12/31/89     (17.81%)  13.41%   13.39%   16.82%

CLASS R SHARES                      12/31/99     (17.57%)   --       --     (12.91%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99     (21.96%)   --       --     (15.48%)
        Without sales charge        12/31/99     (18.30%)   --       --     (13.50%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

- A DECISION TO UNDERWEIGHT TECHNOLOGY, RELATIVE TO THE GROWTH INDEX. While the Fund suffered from some poor stock selection in technology, its overall tech weighting was lower than the Russell 2000 Growth Index's (Discovery Fund averaged 21.33% vs. the Russell 2000 Growth's average weight of 27.20%; conversely, the better-performing Russell 2000's average tech weighting was 15.97%). The decision to underweight this sector allowed us to bypass some of the severe declines in technology in 2001.

- CASH CUSHION. Our strict adherence to a rigorous analytical approach left us dissatisfied with the earnings visibility offered by many companies we researched during the year. As a result, the Fund's cash position averaged 12.57% in 2001. This higher-than-normal cash balance helped cushion the declines that the volatile market delivered.

DID YOU FOLLOW ANY INVESTMENT THEMES IN 2001?

Two themes that prevailed in the portfolio this year included the "Rapid Adoption of Digital Consumer Electronics," and "Security." Consumers still appear to have an appetite for digital electronics (DVDs, digital TVs, etc.), benefiting long-time Fund holdings TWEETER HOME ENTERTAINMENT GROUP, INC. and ULTIMATE ELECTRONICS, INC. And security software experienced a

[CHART]

PORTFOLIO COMPOSITION

Technology                        25.42%
Consumer Cyclicals                20.40%
Healthcare                        20.38%
Consumer Staples                   9.25%
Capital Goods                      8.64%
Transportation                     2.46%
Financials                         2.34%
Communication Services             1.01%
Energy                             0.71%
Cash & Equivalents                 9.39%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

favorable market environment as employers re-examined worker productivity and the security of their electronic data from outside eyes. We found some promising companies in this area, including SONICWALL, INC. and SECURE COMPUTING CORPORATION. Along these lines, the Fund owned a position in ARMOR HOLDINGS, INC., a security consulting and services company that has seen an uptick in business since the September 11 attacks.

WHAT IS YOUR INVESTMENT STRATEGY FOR 2002?

We believe the U.S. economy is on the road to recovery, but we are less certain about the shape recovery might take. Our view is that the upturn may be somewhat of a "clumsy" one in terms of its effect on the price movement of individual stocks. Accordingly, we expect that excessive optimism could precipitate sharp upward moves in an industry or stock, followed by a consolidation of these gains or modest share price retreat as the industry or stock's fundamentals catch up to the new, higher valuation. With this in mind, we will be closely monitoring the valuations of individual securities to target the most compelling stories.

     We also think that many corporations' dramatic cost-cutting efforts in 2001 may drive significant earnings leverage if they can book even modest sales gains in 2002. This paradigm may lead to earnings per share growth in late 2002 and in 2003. Throughout 2002, we will continue to do diligent financial modeling to try to uncover the companies we feel could offer this cost-cutting/earnings-acceleration profile. To conclude, we regard operating leverage (efficiency through cost cutting), rather than volume (sales) growth as the most significant near-term driver of the earnings recovery in the U.S. going forward.

/s/ Robert L. Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-87.2%
  AEROSPACE/DEFENSE-0.9%
       52,810  Alliant Techsystems, Inc.*..............  $    4,076,931
      262,825  United Defense Industries, Inc.*........       5,532,466
                                                         --------------
                                                              9,609,397
                                                         --------------
  BANKS (REGIONAL)-0.7%
      267,340  Southwest Bancorporation of
               Texas, Inc.*............................       8,092,382
                                                         --------------
  BIOTECHNOLOGY-0.5%
       87,397  Celgene Corporation*....................       2,789,712
       40,705  Cephalon, Inc.*.........................       3,076,687
                                                         --------------
                                                              5,866,399
                                                         --------------
  BROADCASTING (TV, RADIO & CABLE)-1.9%
      568,400  Mediacom Communications Corporation*....      10,378,984
      582,975  Radio One, Inc. Class D*................      10,499,380
                                                         --------------
                                                             20,878,364
                                                         --------------
  COMMUNICATION EQUIPMENT-5.7%
    2,125,722  DMC Stratex Networks, Inc.*.............      16,538,117
      297,670  Harris Corporation......................       9,081,912
    1,336,952  REMEC, Inc.*............................      13,356,150
      933,895  SonicWALL, Inc.*........................      18,154,919
      545,835  Terayon Communication Systems, Inc......       4,514,601
                                                         --------------
                                                             61,645,699
                                                         --------------
  COMPUTERS (HARDWARE)-0.6%
      367,425  Riverstone Networks, Inc.*..............       6,099,255
                                                         --------------
  COMPUTERS (NETWORKING)-0.3%
      353,825  Enterasys Networks, Inc.*...............       3,131,351
       17,530  NetScreen Technologies, Inc.*...........         387,939
                                                         --------------
                                                              3,519,290
                                                         --------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  COMPUTERS (PERIPHERALS)-1.4%
      721,555  Secure Computing Corporation*...........  $   14,827,955
                                                         --------------
  COMPUTERS (SOFTWARE & SERVICES)-8.2%
      249,050  Advent Software, Inc.*..................      12,440,048
      135,750  BARRA, Inc.*............................       6,392,468
      949,630  Documentum, Inc.*.......................      20,625,964
      440,400  Informatica Corporation*................       6,390,204
      320,080  Lawson Software, Inc.*..................       5,041,260
      393,645  Macrovision Corporation*................      13,864,177
      270,775  MSC.Software Corporation*...............       4,224,090
      399,825  Stellent, Inc.*.........................      11,818,827
      335,365  WebEx Communications, Inc.*.............       8,333,820
                                                         --------------
                                                             89,130,858
                                                         --------------
  CONSUMER FINANCE-0.6%
      218,250  AmeriCredit Corporation*................       6,885,788
                                                         --------------
  DISTRIBUTORS (FOOD & HEALTH)-1.9%
      125,120  Patterson Dental Company*...............       5,121,162
      429,685  Performance Food Group Company*.........      15,112,021
                                                         --------------
                                                             20,233,183
                                                         --------------
  ELECTRICAL EQUIPMENT-0.4%
      150,025  Plexus Corporation*.....................       3,984,664
                                                         --------------
  ELECTRONICS (COMPONENT DISTRIBUTORS)-0.6%
      202,950  Arrow Electronics, Inc.*................       6,068,205
                                                         --------------
  ELECTRONICS (DEFENSE)-1.0%
      587,125  Aeroflex, Inc.*.........................      11,114,276
                                                         --------------
  ELECTRONICS (INSTRUMENTATION)-1.3%
      112,790  FEI Company*............................       3,554,013
      583,365  Ixia*...................................       7,496,240
      104,865  MKS Instruments, Inc.*..................       2,834,501
                                                         --------------
                                                             13,884,754
                                                         --------------
  ELECTRONICS (SEMICONDUCTORS)-3.0%
      485,824  AXT, Inc.*..............................       7,010,440
      611,105  Centillium Communications, Inc.*........       4,803,285
      249,740  Cree, Inc.*.............................       7,357,340
      413,865  Microtune, Inc.*........................       9,709,273
      283,850  Vitesse Semiconductor Corporation*......       3,536,771
                                                         --------------
                                                             32,417,109
                                                         --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  ENGINEERING & CONSTRUCTION-1.7%
      159,400  Dycom Industries, Inc.*.................  $    2,663,574
       72,100  Jacobs Engineering Group, Inc.*.........       4,758,600
      706,247  Quanta Services, Inc.*..................      10,897,391
                                                         --------------
                                                             18,319,565
                                                         --------------
  EQUIPMENT (SEMICONDUCTORS)-2.1%
      139,020  Brooks Automation, Inc.*................       5,653,943
      298,572  EMCORE Corporation*.....................       4,015,793
      403,300  Entegris, Inc.*.........................       4,420,168
      212,970  PRI Automation, Inc.*...................       4,355,237
      250,680  Therma-Wave, Inc.*......................       3,740,146
                                                         --------------
                                                             22,185,287
                                                         --------------
  HEALTHCARE (DRUGS-GENERIC & OTHER)-2.3%
      280,310  American Pharmaceutical
               Partners, Inc.*.........................       5,830,448
      176,580  CIMA Labs, Inc.*........................       6,383,367
      187,661  Medicis Pharmaceutical Corporation*.....      12,121,024
                                                         --------------
                                                             24,334,839
                                                         --------------
  HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-3.2%
      472,025  Endo Pharmaceuticals Holdings, Inc.*....       5,508,532
      469,100  Pharmaceutical Resources, Inc...........      15,855,580
      822,867  SICOR, Inc.*............................      12,902,555
                                                         --------------
                                                             34,266,667
                                                         --------------
  HEALTHCARE (HOSPITAL MANAGEMENT)-2.8%
      667,100  Community Health Systems, Inc.*.........      17,011,050
      253,550  LifePoint Hospitals, Inc.*..............       8,630,842
      141,950  Province Healthcare Company*............       4,380,577
                                                         --------------
                                                             30,022,469
                                                         --------------
  HEALTHCARE (MANAGED CARE)-0.8%
      370,050  First Health Group Corporation*.........       9,155,037
                                                         --------------
  HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-4.2%
      209,465  Charles River Laboratories
               International, Inc.*....................       7,012,888
    1,070,605  CYTYC Corporation*......................      27,942,791
      271,260  Integra LifeSciences Holdings*..........       7,144,988
       48,900  Varian Medical Systems, Inc.*...........       3,484,614
                                                         --------------
                                                             45,585,281
                                                         --------------
  HEALTHCARE (SPECIALIZED SERVICES)-4.1%
      464,913  Accredo Health, Inc.*...................      18,457,046
      153,647  Albany Molecular Research, Inc.*........       4,070,109
      338,695  AmeriPath, Inc.*........................      10,841,627
      368,600  Covance, Inc............................       8,367,220
       77,075  Priority Healthcare Corporation*........       2,712,269
                                                         --------------
                                                             44,448,271
                                                         --------------

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  INSURANCE BROKERS-0.4%
      139,250  Arthur J. Gallagher & Company...........  $    4,802,733
                                                         --------------
  LEISURE TIME (PRODUCTS)-0.7%
      252,275  Direct Focus, Inc.*.....................       7,870,980
                                                         --------------
  LODGING-HOTELS-1.2%
      291,250  Hotel Reservations Network, Inc.*.......      13,397,500
                                                         --------------
  MACHINERY (DIVERSIFIED)-0.4%
      289,360  Global Power Equipment Group, Inc.*.....       4,354,868
                                                         --------------
  MANUFACTURING (SPECIALIZED)-1.6%
      201,130  Armor Holdings, Inc.*...................       5,428,499
      164,335  AstroPower, Inc.*.......................       6,644,064
      115,790  Roper Industries, Inc...................       5,731,605
                                                         --------------
                                                             17,804,168
                                                         --------------
  METAL FABRICATORS-0.7%
      301,435  Shaw Group, Inc.*.......................       7,083,723
                                                         --------------
  OIL & GAS (DRILLING & EQUIPMENT)-0.7%
      136,535  Hanover Compressor Company*.............       3,448,874
      203,230  National-Oilwell, Inc.*.................       4,188,570
                                                         --------------
                                                              7,637,444
                                                         --------------
  RESTAURANTS-2.8%
      279,325  CEC Entertainment, Inc.*................      12,119,912
      860,800  Ruby Tuesday, Inc.......................      17,758,304
                                                         --------------
                                                             29,878,216
                                                         --------------
  RETAIL (BUILDING SUPPLIES)-0.6%
       90,910  Fastenal Company........................       6,039,151
                                                         --------------
  RETAIL (COMPUTERS & ELECTRONICS)-5.6%
      121,217  CDW Computer Centers, Inc.*.............       6,510,565
    1,126,015  Insight Enterprises, Inc.*..............      27,699,969
      192,750  Tech Data Corporation*..................       8,342,220
      272,575  Tweeter Home Entertainment
               Group, Inc.*............................       7,904,675
      329,285  Ultimate Electronics, Inc.*.............       9,878,550
                                                         --------------
                                                             60,335,979
                                                         --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  RETAIL (DRUG STORES)-0.6%
      222,283  Duane Reade, Inc.*......................  $    6,746,289
                                                         --------------
  RETAIL (FOOD CHAINS)-0.6%
      149,175  Whole Foods Market, Inc.*...............       6,498,063
                                                         --------------
  RETAIL (SPECIALTY-APPAREL)-1.9%
      437,615  American Eagle Outfitters, Inc.*........      11,452,385
      248,575  Talbots, Inc............................       9,010,844
                                                         --------------
                                                             20,463,229
                                                         --------------
  RETAIL (SPECIALTY)-0.9%
      370,625  Cost Plus, Inc.*........................       9,821,563
                                                         --------------
  SERVICES (COMMERCIAL & CONSUMER)-8.6%
      546,785  Braun Consulting, Inc.*.................       1,941,087
      209,975  Career Education Corporation*...........       7,197,943
      432,390  Corinthian Colleges, Inc.*..............      17,680,427
       72,229  Corporate Executive Board Company*......       2,650,804
      294,410  Education Management Corporation*.......      10,672,363
      440,300  ITT Educational Services, Inc.*.........      16,233,861
      476,958  Management Network Group, Inc.*.........       3,291,010
      210,990  Maximus, Inc.*..........................       8,874,239
      480,225  Rent-A-Center, Inc.*....................      16,121,153
      168,250  Strayer Education, Inc..................       8,197,140
                                                         --------------
                                                             92,860,027
                                                         --------------
  SERVICES (COMPUTER SYSTEMS)-1.3%
      191,662  Investment Technology Group, Inc.*......       7,488,234
      254,520  Keane, Inc.*............................       4,588,996
       79,780  Titan Corporation*......................       1,990,511
                                                         --------------
                                                             14,067,741
                                                         --------------
  SERVICES (EMPLOYMENT)-1.4%
      242,325  AMN Healthcare Services, Inc.*..........       6,639,705
      344,405  Cross Country, Inc.*....................       9,126,733
                                                         --------------
                                                             15,766,438
                                                         --------------
  TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.0%
      631,330  Powerwave Technologies, Inc.*...........      10,909,382
                                                         --------------
  TEXTILES (APPAREL)-0.9%
      296,575  Columbia Sportswear Company*............       9,875,948
                                                         --------------
  TRUCKERS-2.5%
      582,700  C.H. Robinson Worldwide, Inc............      16,848,771
      401,915  Werner Enterprises, Inc.................       9,766,535
                                                         --------------
                                                             26,615,306
                                                         --------------

  SHARES                                                  MARKET VALUE
  ---------------------------------------------------------------------

  WASTE MANAGEMENT-2.6%
      263,250  Stericycle, Inc.*.......................  $   16,026,660
      373,175  Waste Connections, Inc.*................      11,564,693
                                                         --------------
                                                             27,591,353
                                                         --------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$956,971,187)..................................     942,995,095
                                                         --------------
  COMMON STOCKS (FOREIGN)-3.4%
  HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.3%
      340,500  Taro Pharmaceutical Industries Limited
               ADR (IS)*...............................      13,602,975
                                                         --------------
  HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.2%
      433,200  Lumenis Limited ADR (IS)*...............       8,534,040
      249,700  QIAGEN NV (NE)*.........................       4,634,432
                                                         --------------
                                                             13,168,472
                                                         --------------
  MANUFACTURING (SPECIALIZED)-0.9%
      289,525  Optimal Robotics Corporation Class A ADR
               (CA)*...................................      10,263,661
                                                         --------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$33,877,451)...................................      37,035,108
                                                         --------------
                                                           AMORTIZED
  PRINCIPAL AMOUNT                                            COST
  ---------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-8.8%
  CONSUMER FINANCE-4.6%
  $50,000,000  American General Finance
               1.92% 1/02/02...........................  $   49,997,333
                                                         --------------
  FINANCIAL (DIVERSIFIED)-4.2%
   22,100,000  American Express Credit Corporation
               1.75% 1/07/02...........................      22,093,554
   23,000,000  General Electric Capital Services
               2.02% 1/03/02...........................      22,997,419
                                                         --------------
                                                             45,090,973
                                                         --------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$95,088,306).........................      95,088,306
                                                         --------------
  TOTAL INVESTMENTS-99.4%
  (COST-$1,085,936,944)................................   1,075,118,509
  OTHER ASSETS AND LIABILITIES-0.6%....................       6,363,540
                                                         --------------
  NET ASSETS-100.0%....................................  $1,081,482,049
                                                         ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $ 1,085,936,944
                                                    ---------------
Investment securities, at market..................    1,075,118,509
Cash..............................................        6,151,722
Receivables:
  Investment securities sold......................        3,363,885
  Capital shares sold.............................        2,301,216
  Dividends.......................................           70,344
  From transfer agent.............................          215,739
                                                    ---------------
    Total Assets..................................    1,087,221,415
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................        3,159,910
  Capital shares redeemed.........................        1,305,241
  Advisory fees...................................          714,629
  Shareholder servicing fees......................           72,764
  Accounting fees.................................           23,654
  Distribution fees...............................          280,132
  To transfer agent...............................           53,833
  Other...........................................          129,203
                                                    ---------------
    Total Liabilities.............................        5,739,366
                                                    ---------------
Net Assets........................................  $ 1,081,482,049
                                                    ===============

Net Assets--Class A...............................  $   117,773,263
Shares Outstanding--Class A.......................        4,132,150
Net Asset Value, Redemption Price Per Share.......  $         28.50
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         30.24

Net Assets--Class B...............................  $    35,844,627
Shares Outstanding--Class B.......................        1,278,709
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         28.03

Net Assets--Class C...............................  $    17,030,540
Shares Outstanding--Class C.......................          607,256
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         28.05

Net Assets--Class F...............................  $   847,329,740
Shares Outstanding--Class F.......................       29,780,697
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         28.45

Net Assets--Class R...............................  $    61,162,795
Shares Outstanding--Class R.......................        2,135,254
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         28.64

Net Assets--Class T...............................  $     2,341,084
Shares Outstanding--Class T.......................           82,903
Net Asset Value, Redemption Price Per Share.......  $         28.24
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         29.57

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       694,174
  Interest........................................        5,935,884
                                                    ---------------
    Total Investment Income.......................        6,630,058
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        8,768,701
  Shareholder servicing fees--Note 2..............          909,237
  Accounting fees--Note 2.........................          284,261
  Distribution fees--Note 2.......................        2,665,119
  Transfer agency fees--Note 2....................          921,301
  Registration fees--Note 2.......................          108,842
  Postage and mailing expenses....................           93,637
  Custodian fees and expenses--Note 2.............           42,458
  Printing expenses...............................          132,550
  Legal and audit fees............................           49,273
  Directors' fees and expenses....................           33,661
  Other expenses..................................           84,409
                                                    ---------------
    Total Expenses................................       14,093,449
    Earnings Credits..............................         (114,884)
    Expense Offset to Broker Commissions..........           (3,836)
                                                    ---------------
    Net Expenses..................................       13,974,729
                                                    ---------------
  Net Investment (Loss)...........................       (7,344,671)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (212,663,273)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (22,735,374)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................     (235,398,647)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (242,743,318)
                                                    ===============
Purchases of long-term securities.................  $ 1,149,278,801
Proceeds from sales of long-term securities.......  $ 1,087,221,226

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED     YEAR ENDED
                                            12/31/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (7,344,671) $  (5,797,629)
Net Realized Gain (Loss) from Security
  Transactions..........................   (212,663,273)    39,750,142
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................    (22,735,374)  (245,623,220)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (242,743,318)  (211,670,707)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................       (420,801)    (9,149,128)
  Class B...............................       (131,424)    (3,612,474)
  Class C...............................        (62,834)    (1,834,904)
  Class F...............................     (3,036,535)   (73,388,820)
  Class R...............................       (217,995)      (324,533)
  Class T...............................         (8,399)      (131,093)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (3,877,988)   (88,440,952)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR ENDED      YEAR ENDED
                                             12/31/01        12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   84,892,338  $  276,460,454
  Class B...............................       2,082,961      68,247,217
  Class C...............................       1,991,061      35,135,356
  Class F...............................     219,631,246     907,396,223
  Class R...............................      67,602,397      10,828,336
  Class T...............................       1,480,056       2,474,053
Reinvested dividends and distributions
  Class A...............................         356,581       7,959,327
  Class B...............................         112,444       2,973,456
  Class C...............................          42,737       1,176,781
  Class F...............................       2,977,058      65,953,518
  Class R...............................         206,579         247,229
  Class T...............................           8,399         118,439
                                          --------------  --------------
                                             381,383,857   1,378,970,389
Cost of shares redeemed
  Class A...............................     (72,989,157)   (116,567,465)
  Class B...............................      (7,537,295)     (4,110,676)
  Class C...............................      (5,398,286)     (2,665,143)
  Class F...............................    (239,526,179)   (477,773,096)
  Class R...............................      (7,354,185)     (3,712,997)
  Class T...............................        (535,081)       (126,912)
                                          --------------  --------------
                                            (333,340,183)   (604,956,289)
Net Increase from Capital Share
  Transactions..........................      48,043,674     774,014,100
                                          --------------  --------------
Net Increase (Decrease) in Net Assets...    (198,577,632)    473,902,441

NET ASSETS
  Beginning of year.....................  $1,280,059,681  $  806,157,240
                                          --------------  --------------
  End of year...........................  $1,081,482,049  $1,280,059,681
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,316,107,244  $1,275,408,076
Accumulated undistributed net investment
  income................................               0               0
Accumulated undistributed net realized
  (loss) from security transactions.....    (223,806,760)     (7,265,334)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (10,818,435)     11,916,939
                                          --------------  --------------
Total...................................  $1,081,482,049  $1,280,059,681
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)...............      (0.17)      (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........      (6.02)      (3.45)
                                           --------    --------
        Total from investment
          operations....................      (6.19)      (3.48)
Less distributions:
    From net investment income..........       0.00        0.00
    From net realized gains.............      (0.10)      (2.61)
                                           --------    --------
        Total distributions.............      (0.10)      (2.61)
Net Asset Value, end of year............   $  28.50    $  34.79
                                           ========    ========
Total Return/Ratios
    Total return*.......................     (17.78%)     (8.18%)
    Net assets, end of period (000s)....   $117,773    $131,298
    Net expenses to average net
      assets#...........................       1.18%       1.20%
    Gross expenses to average net
      assets#...........................       1.19%       1.24%
    Net investment (loss) to average net
      assets............................      (0.58%)     (0.21%)
    Portfolio turnover rate@............        110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $ 34.49     $ 40.88
Income from investment operations:
    Net investment (loss)...............     (0.45)      (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........     (5.91)      (3.57)
                                           -------     -------
        Total from investment
          operations....................     (6.36)      (3.78)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------     -------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.03     $ 34.49
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.43%)     (8.92%)
    Net assets, end of period (000s)....   $35,845     $50,883
    Net expenses to average net
      assets#...........................      1.96%       1.94%
    Gross expenses to average net
      assets#...........................      1.97%       1.97%
    Net investment (loss) to average net
      assets............................     (1.35%)     (1.02%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)...............     (0.48)      (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........     (5.88)      (3.57)
                                           -------     -------
        Total from investment
          operations....................     (6.36)      (3.76)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------     -------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.05     $ 34.51
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.42%)     (8.87%)
    Net assets, end of period (000s)....   $17,031     $25,275
    Net expenses to average net
      assets#...........................      1.96%       1.94%
    Gross expenses to average net
      assets#...........................      1.98%       1.97%
    Net investment (loss) to average net
      assets............................     (1.36%)     (1.01%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                               YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                              2001         2000            1999         1998        1997
                           ----------  ------------    ------------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $  34.74    $    40.86       $  24.37     $  23.45    $  24.22
Income from investment
  operations:
    Net investment income
      (loss).............      (0.20)        (0.07)         (0.08)       (0.07)       0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (5.99)        (3.44)         22.72         3.15        2.69
                            --------    ----------       --------     --------    --------
        Total from
          investment
          operations.....      (6.19)        (3.51)         22.64         3.08        2.76
Less distributions:
    From net investment
      income.............       0.00          0.00           0.00         0.00        0.00
    From net realized
      gains..............      (0.10)        (2.61)         (6.15)       (2.16)      (3.53)
                            --------    ----------       --------     --------    --------
        Total
         distributions...      (0.10)        (2.61)         (6.15)       (2.16)      (3.53)
    Net Asset Value, end
      of year............   $  28.45    $    34.74       $  40.86     $  24.37    $  23.45
                            ========    ==========       ========     ========    ========
Total Return/Ratios
    Total return.........     (17.81%)       (8.26%)        94.59%       14.19%      12.00%
    Net assets, end of
      period (000s)......   $847,330    $1,066,003       $806,152     $241,124    $246,281
    Net expenses to
      average net
      assets#............       1.24%         1.25%          1.45%        1.55%       1.52%
    Gross expenses to
      average net
      assets#............       1.25%         1.28%          1.46%        1.57%       1.54%
    Net investment (loss)
      to average net
      assets.............      (0.64%)       (0.46%)        (0.96%)      (0.91%)     (0.55%)
    Portfolio turnover
      rate@..............        110%          108%           157%         121%         90%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......   $ 34.87      $40.88
Income from investment operations:
    Net investment (loss)...............     (0.08)      (0.00)*
    Net (losses) on securities (both
      realized and unrealized)..........     (6.05)      (3.40)
                                           -------      ------
        Total from investment
          operations....................     (6.13)      (3.40)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                           -------      ------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............   $ 28.64      $34.87
                                           =======      ======
Total Return/Ratios
    Total return........................    (17.57%)     (7.98%)
    Net assets, end of period (000s)....   $61,163      $4,693
    Net expenses to average net
      assets#...........................      0.94%       0.93%
    Gross expenses to average net
      assets#...........................      0.95%       0.96%
    Net investment income (loss) to
      average net assets................     (0.38%)      0.01%
    Portfolio turnover rate@............       110%        108%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $34.69      $40.88
Income from investment operations:
    Net investment (loss)...............     (0.33)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........     (6.02)      (3.49)
                                            ------      ------
        Total from investment
          operations....................     (6.35)      (3.58)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     (0.10)      (2.61)
                                            ------      ------
        Total distributions.............     (0.10)      (2.61)
Net Asset Value, end of year............    $28.24      $34.69
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (18.30%)     (8.43%)
    Net assets, end of period (000s)....    $2,341      $1,908
    Net expenses to average net
      assets#...........................      1.82%       1.44%
    Gross expenses to average net
      assets#...........................      1.83%       1.48%
    Net investment (loss) to average net
      assets............................     (1.24%)     (0.50%)
    Portfolio turnover rate@............       110%        108%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the

Fund's shares. The Distributor retained $719,933 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $103,741 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $297,285, $99,644, $49,401, and $5,929, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C, Class F, and Class T shares were charged $298,931, $148,203, $2,212,056, $5,929, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $8,967, $8,633, $7,884, $66,810, $8,670, and $7,878, respectively, for registration fees. During the year ended December 31, 2001, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

   UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
   INVESTMENT INCOME        GAINS AND LOSSES       PAID-IN CAPITAL
   -----------------   --------------------------  ---------------
      $7,344,671                  $(165)             $(7,344,506)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   211,161,593
Post-October Capital Loss Deferral................  $     1,623,691
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $ 1,096,958,420
Unrealized Appreciation...........................  $   114,551,952
Unrealized (Depreciation).........................  $  (136,391,863)
Net (Depreciation)................................  $   (21,839,911)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR        YEAR
                                            ENDED        ENDED
                                           12/31/01    12/31/00
                                          ----------  -----------
CLASS A
      Shares sold.......................   2,794,165    6,203,151
      Shares issued for dividends
        reinvested......................      12,710      241,192
      Shares redeemed...................  (2,448,786)  (2,670,307)
      NET INCREASE IN SHARES
        OUTSTANDING.....................     358,089    3,774,036

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                             YEAR        YEAR
                                            ENDED        ENDED
                                           12/31/01    12/31/00
                                          ----------  -----------
CLASS B
      Shares sold.......................      69,523    1,486,974
      Shares issued for dividends
        reinvested......................       4,055       90,820
      Shares redeemed...................    (270,221)    (102,467)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (196,643)   1,475,327
CLASS C
      Shares sold.......................      67,786      767,405
      Shares issued for dividends
        reinvested......................       1,535       35,932
      Shares redeemed...................    (194,552)     (70,875)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (125,231)     732,462
CLASS F
      Shares sold.......................   7,349,674   20,295,074
      Shares issued for dividends
        reinvested......................     106,203    2,001,003
      Shares redeemed...................  (8,357,314) (11,346,106)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (901,437)  10,949,971
CLASS R
      Shares sold.......................   2,249,179      228,955
      Shares issued for dividends
        reinvested......................       7,323        7,474
      Shares redeemed...................    (255,806)    (101,896)
      NET INCREASE IN SHARES
        OUTSTANDING.....................   2,000,696      134,533
CLASS T
      Shares sold.......................      46,116       54,858
      Shares issued for dividends
        reinvested......................         314        3,598
      Shares redeemed...................     (18,526)      (3,482)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      27,904       54,974

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $3,877,988 of long-term capital gains. Of the ordinary income distributions declared for the period ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H. Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

YOUR BOARD REPRESENTATIVES
(unaudited) (CONTINUED)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company, Canton, Ohio. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        DISCOVERY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       182AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
FOCUS FUND

INVESTMENT UPDATE
December 31, 2001


                       [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists

TABLE OF CONTENTS

Management Overview                        3
Statement of Investments                  10
Statement of Assets and Liabilities       13
Statement of Operations                   15
Statements of Changes in Net Assets       16
Financial Highlights                      18
Notes to Financial Statements             24
Report of Independent Accountants         30
Your Board Representatives                31


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

      -  NOT FDIC-INSURED    -  NOT BANK-GUARANTEED    -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Focus Fund. In this scenario, the Fund delivered disappointing performance, as did its universe of stocks and its benchmark indexes.

     While the terrorist attacks of September 11 drove many share prices down to low levels relative to their fundamentals, we were fortunate that the Fund held a higher-than-average cash position at the time of the incidents because our fundamental, bottom-up research was not uncovering sufficiently compelling investment opportunities. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. Though we had waited for it during the first three quarters, the rally's contribution to full-year returns was negated by earlier losses.

[SIDENOTE]

     "Investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Focus Fund."

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN 2001?

     The Focus Fund delivered weak performance relative to its benchmarks for the 12 months ending December 31, 2001. While the Fund's financial holdings and cash position did boost relative returns, the effect was insufficient to raise performance above even the low bar set by the negative -20.42% return of its growth benchmark, the Russell 1000 Growth Index. (See pages 6 and 7 for the Fund's total returns and for a description of the indexes.)

     As you know, Focus Fund is a concentrated portfolio. As such, negative performance in any one holding can have a larger impact on overall performance. That said, the environment in the first half of the year was difficult for stocks from almost every sector and industry in the large-capitalization marketplace. The Fund's holdings of technology-related names were the primary cause of its sub-par performance in the challenging first half and into the volatile third quarter. The Fund's stronger fourth-quarter couldn't recover all the ground that was lost due to the Fund's holdings in the tech sector in the first three quarters. Worse, the Fund also suffered from disappointing stock selection within the technology sector.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund's poor performance was the result of its overexposure to names in the technology sector. We demonstrated weak stock selection, allocation, and timing decisions.

-    John Jares, CFA, was appointed manager of the Fund in November 2001.

- The Fund's holdings of select financial-related stocks, as well as its cash position at the time of the September 11 terrorist attacks, contributed positively to 2001 returns.

     For 2001, these two aspects of our exposure to technology--being overweight relative to the benchmark when the sector underperformed and demonstrating poor stock selection within the sector--dragged down returns.

YOU TOOK OVER THE FUND IN NOVEMBER 2001.
WHAT IS YOUR INVESTMENT APPROACH?

The emphasis here at Founders is on bottom-up research, and I subscribe to that approach wholeheartedly. Having started my investment career here at Founders, that's the sort of investor I am.

     The team works in an environment that embraces fundamental stockpicking. I believe a portfolio manager's goal of producing above-average returns is difficult to reach unless he or she has the confidence to take substantial positions in companies, and you can't take a substantial position until you've done fundamental, bottom-up research on each company.

     Being a growth investor, the type of company I look for offers superior management, superior products, and superior execution--characteristics that can lead companies to grow at above-industry rates. For example, I seek companies that have the potential to deliver top line, or sales, growth of at least 8%, and bottom line, or profit, growth of at least 13%.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)
     1.   Citigroup, Inc.  (C)                       6.33%
     2.   Microsoft Corporation  (MSFT)              4.60%
     3.   Viacom, Inc. Class B  (VIA.B)              4.26%
     4.   Baxter International, Inc.  (BAX)          4.21%
     5.   Pfizer, Inc.  (PFE)                        4.09%
     6.   Nokia Oyj Sponsored ADR  (NOK.A)           3.70%
     7.   Texas Instruments, Inc.  (TXN)             3.66%
     8.   Micron Technology, Inc.  (MU)              3.02%
     9.   AOL Time Warner  (AOL)                     2.79%
    10.   Home Depot, Inc.  (HD)                     2.72%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     I spend time researching a company's earnings growth potential, management team, and valuation. I like to use price targets rather than emotion or instinct when considering a sell decision.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?
The Fund's relatively large cash position in mid-September shielded it from some of the immediate market decline in the wake of the tragic attacks.

[CHART]
CHANGE IN VALUE OF $10,000 INVESTMENT

                  DREYFUS FOUNDERS    S&P 500        RUSSELL 1000
                 FOCUS FUND-CLASS F   INDEX          GROWTH INDEX
                 ------------------   -------        ------------
12/31/1999           10,000.00       10,000.00       10,000.00
01/31/2000            9,616.00        9,499.32        9,531.04
02/29/2000           11,688.00        9,316.77        9,997.02
03/31/2000           11,776.00       10,228.16       10,712.46
04/28/2000           10,088.00        9,921.31       10,202.71
05/31/2000            8,928.00        9,713.94        9,689.03
06/30/2000           10,472.00        9,956.02       10,423.30
07/31/2000           10,304.00        9,801.82        9,988.70
08/31/2000           11,632.00       10,407.02       10,893.20
09/29/2000           10,960.00        9,859.01        9,862.72
10/31/2000            9,256.00        9,820.15        9,396.11
11/30/2000            7,408.00        9,042.00        8,011.04
12/29/2000            7,256.00        9,087.08        7,757.50
01/31/2001            7,584.00        9,410.50        8,293.46
02/28/2001            6,008.00        8,549.34        6,885.48
03/30/2001            5,232.00        8,009.24        6,136.15
04/30/2001            5,816.00        8,633.19        6,912.31
05/31/2001            5,648.00        8,686.15        6,810.49
06/29/2001            5,464.00        8,477.62        6,652.81
07/31/2001            5,104.00        8,395.82        6,486.50
08/31/2001            4,664.00        7,867.61        5,956.20
09/28/2001            4,216.00        7,231.41        5,361.41
10/31/2001            4,432.00        7,372.55        5,642.72
11/30/2001            4,920.00        7,936.34        6,184.79
12/31/2001            4,944.00        8,005.61        6,173.18

----------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on its inception date of 12/31/99 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     The Fed's post-tragedy interest rate cuts--50 basis points on September 17 and a further 50 basis points on October 2--certainly contributed to the markets' strong performance in the fourth quarter. This stimulus created an environment that was finally more favorable to growth stocks. The Fund posted an absolute loss for the month, but outperformed the Lipper large-cap growth category average in September.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                             INCEPTION            1          5       10        SINCE
                                DATE            YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (35.66%)       --      --       (31.68%)
  Without sales charge        12/31/99        (31.75%)       --      --       (29.63%)
CLASS B SHARES
  With redemption*            12/31/99        (35.04%)       --      --       (31.61%)
  Without redemption          12/31/99        (32.33%)       --      --       (30.20%)
CLASS C SHARES
  With redemption**           12/31/99        (32.94%)       --      --       (30.20%)
  Without redemption          12/31/99        (32.26%)       --      --       (30.20%)
CLASS F SHARES                12/31/99        (31.75%)       --      --       (29.63%)
CLASS R SHARES                12/31/99        (31.95%)       --      --       (28.39%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (34.62%)       --      --       (30.90%)
  Without sales charge        12/31/99        (31.54%)       --      --       (29.29%)

----------

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns. See Note 5.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

Overall, our decision to significantly overweight the Fund in financial-related names relative to the Russell 1000 Growth Index helped performance. In fact, the Fund averaged more than three times the benchmark's exposure to financials in 2001. An environment of aggressive Fed's rate cuts--coupled with the solid fundamentals of select companies--led us to invest in numerous financial-related holdings in 2001. These included Citigroup, Inc., which we still hold, and Franklin Resources, Inc., which is no longer a Fund holding. One financial holding that held up particularly well at the time of the September 11 attacks was Berkshire Hathaway, Inc.; it contributed positively to the full-year return as well. However, we have liquidated the position in favor of other companies and sectors that we expect may outperform in 2002. This was done in an effort to best leverage the Fund's limited holdings, which number between 20 and 30 names.

     As mentioned above, the Fund's cash position also aided returns for the full year. And select stocks delivered robust returns, including computer software and services company PEOPLESOFT, INC., retailer HOME DEPOT, INC. and healthcare concern BAXTER INTERNATIONAL, INC. We continue to hold each of these names.

[CHART]

PORTFOLIO COMPOSITION

Technology               35.62%
Consumer Staples         12.27%
Consumer Cyclicals       10.10%
Healthcare                9.50%
Financials                7.01%
Capital Goods             1.95%
Transportation            1.03%
Cash & Equivalents       22.52%

----------
The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

We were beaten badly in the technology sector from the perspective of allocation, timing, and stock selection. While the stocks in this sector started the year strongly, the deteriorating economic climate--resulting in a slowdown in corporate and personal spending on technology products and services--began to impact many firms' near- and intermediate-term prospects.

     In April, we believed we'd seen encouraging signs that the sector had hit bottom and that the second half of the year might bring improvement. However, a rebound failed to materialize in the timeframe we were anticipating, and while select holdings such as Intel Corporation and Microsoft Corporation did contribute positively to the Fund's 2001 return, many others failed to turn around. In fact, nine of the Fund's 10 worst performers in 2001 were tech-related. These included communications equipment maker Comverse Technology, Inc., computer software and services firm Check Point Software Technology Limited, and EMC Corporation, none of which were holdings as of December 31, 2001. We continued to hold Cisco Systems, Inc. at year-end, as our hands-on analysis indicated that the company's fundamentals and growth prospects remain intact.

     Poor stock selection in the capital goods sector also hampered returns, though not as severely as our technology names. One example here was the Fund's holding of Honeywell International, Inc., which was liquidated in December.


/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-70.6%
BROADCASTING (TV, RADIO & CABLE)-3.6%
     1,250  Clear Channel Communications, Inc.*.........................   $   63,638
       725  Comcast Corporation Special Class A*........................       26,100
                                                                           ----------
                                                                               89,738
                                                                           ----------
COMMUNICATION EQUIPMENT-2.5%
     1,200  QUALCOMM, Inc.*.............................................       60,600
                                                                           ----------
COMPUTERS (HARDWARE)-1.3%
     1,150  Dell Computer Corporation*..................................       31,257
                                                                           ----------
COMPUTERS (NETWORKING)-3.5%
       925  Brocade Communications Systems, Inc.*.......................       30,636
     3,050  Cisco Systems, Inc.*........................................       55,236
                                                                           ----------
                                                                               85,872
                                                                           ----------
COMPUTERS (SOFTWARE & SERVICES)-12.2%
       425  Adobe Systems, Inc..........................................       13,196
     1,725  Microsoft Corporation*......................................      114,316
     1,600  PeopleSoft, Inc.*...........................................       64,320
       425  Retek, Inc.*................................................       12,695
     2,000  Siebel Systems, Inc.*.......................................       55,960
     1,000  VERITAS Software Corporation*...............................       44,820
                                                                           ----------
                                                                              305,307
                                                                           ----------
ELECTRONICS (SEMICONDUCTORS)-12.4%
     1,600  Altera Corporation*.........................................       33,952
     1,825  Intel Corporation...........................................       57,396
     2,425  Micron Technology, Inc.*....................................       75,175
     3,250  Texas Instruments, Inc......................................       91,000
     1,350  Xilinx, Inc.*...............................................       52,718
                                                                           ----------
                                                                              310,241
                                                                           ----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

ENTERTAINMENT-8.6%
     2,162  AOL Time Warner, Inc.*......................................   $   69,400
     2,400  Viacom, Inc. Class B*.......................................      105,960
     1,925  Walt Disney Company.........................................       39,886
                                                                           ----------
                                                                              215,246
                                                                           ----------
FINANCIAL (DIVERSIFIED)-6.3%
     3,116  Citigroup, Inc..............................................      157,291
                                                                           ----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.1%
     2,550  Pfizer, Inc.................................................      101,618
                                                                           ----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-4.2%
     1,950  Baxter International, Inc...................................      104,579
                                                                           ----------
INVESTMENT BANKING & BROKERAGE-0.7%
       325  Merrill Lynch & Company, Inc................................       16,939
                                                                           ----------
RAILROADS-1.1%
       450  Union Pacific Corporation...................................       25,650
                                                                           ----------
RETAIL (BUILDING SUPPLIES)-2.7%
     1,325  Home Depot, Inc.............................................       67,588
                                                                           ----------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
       350  Best Buy Company, Inc.*.....................................       26,068
                                                                           ----------
RETAIL (DEPARTMENT STORES)-2.5%
       875  Kohl's Corporation*.........................................       61,635
                                                                           ----------
RETAIL (GENERAL MERCHANDISE)-1.5%
       850  Costco Wholesale Corporation*...............................       37,723
                                                                           ----------
SERVICES (COMMERCIAL & CONSUMER)-2.4%
     1,350  Cendant Corporation*........................................       26,474
     1,950  Royal Caribbean Cruises Limited.............................       31,590
                                                                           ----------
                                                                               58,064
                                                                           ----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,718,407).......................................................    1,755,416
                                                                           ----------
COMMON STOCKS (FOREIGN)-6.9%
BIOTECHNOLOGY-1.2%
     1,350  Serono SA ADR (SZ)..........................................       29,957
                                                                           ----------
COMMUNICATION EQUIPMENT-3.7%
     3,750  Nokia Oyj Sponsored ADR (FI)................................       91,988
                                                                           ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.0%
     1,200  Celestica, Inc. ADR (CA)*...................................   $   48,468
                                                                           ----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$183,235).........................................................      170,413
                                                                           ----------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
--------------------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-20.1%
$  500,000  Federal Home Loan Bank Discount Note
            1.47% 1/02/02...............................................   $  499,980
                                                                           ----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$499,980)...............................................      499,980
                                                                           ----------
TOTAL INVESTMENTS-97.6%
(COST-$2,401,622).......................................................    2,425,809
OTHER ASSETS AND LIABILITIES-2.4%.......................................       59,629
                                                                           ----------
NET ASSETS-100.0%.......................................................   $2,485,438
                                                                           ==========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $2,401,622
                                                              ----------
Investment securities, at market............................   2,425,809
Cash........................................................      97,879
Receivables:
  Capital shares sold.......................................         986
  Dividends.................................................       1,230
  From adviser..............................................      21,381
  From transfer agent.......................................       1,309
                                                              ----------
    Total Assets............................................   2,548,594
                                                              ----------
LIABILITIES
Payables:
  Investment securities purchased...........................      31,050
  Capital shares redeemed...................................      21,722
  Advisory fees.............................................       1,824
  Shareholder servicing fees................................       1,306
  Accounting fees...........................................          56
  Distribution fees.........................................       1,847
  To transfer agent.........................................       4,169
  Other.....................................................       1,182
                                                              ----------
    Total Liabilities.......................................      63,156
                                                              ----------
Net Assets..................................................  $2,485,438
                                                              ==========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A.........................................  $   93,826
Shares Outstanding--Class A.................................      15,168
Net Asset Value and Redemption Price Per Share..............  $     6.19
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)....................................  $     6.57

Net Assets--Class B.........................................  $  321,419
Shares Outstanding--Class B.................................      52,737
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $     6.09

Net Assets--Class C.........................................  $   39,660
Shares Outstanding--Class C.................................       6,515
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $     6.09

Net Assets--Class F.........................................  $2,021,720
Shares Outstanding--Class F.................................     326,843
Net Asset Value, Offering and Redemption Price Per Share....  $     6.19

Net Assets--Class R.........................................  $      513
Shares Outstanding--Class R.................................          80
Net Asset Value, Offering and Redemption Price Per Share....  $     6.41

Net Assets--Class T.........................................  $    8,300
Shares Outstanding--Class T.................................       1,328
Net Asset Value and Redemption Price Per Share..............  $     6.25
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $     6.54

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    10,573
  Interest..................................................        2,734
                                                              -----------
    Total Investment Income.................................       13,307
                                                              -----------
Expenses:
  Advisory fees--Note 2.....................................       23,976
  Shareholder servicing fees--Note 2........................       16,180
  Accounting fees--Note 2...................................          720
  Distribution fees--Note 2.................................        8,681
  Transfer agency fees--Note 2..............................       30,522
  Registration fees--Note 2.................................       45,006
  Postage and mailing expenses..............................        1,822
  Custodian fees and expenses--Note 2.......................        2,037
  Printing expenses.........................................        7,979
  Legal and audit fees......................................          323
  Directors' fees and expenses..............................          313
  Other expenses............................................        1,209
                                                              -----------
    Total Expenses..........................................      138,768
    Earnings Credits........................................       (2,439)
    Reimbursed/Waived Expenses..............................      (90,807)
    Expense Offset to Broker Commissions....................         (239)
                                                              -----------
    Net Expenses............................................       45,283
                                                              -----------
  Net Investment (Loss).....................................      (31,976)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (1,801,526)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............      583,759
                                                              -----------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (1,217,767)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations......  $(1,249,743)
                                                              ===========
Purchases of long-term securities...........................  $ 4,278,901
Proceeds from sales of long-term securities.................  $ 5,022,549

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/01     12/31/00
                                                              -----------  -----------
OPERATIONS
Net Investment (Loss).......................................  $   (31,976) $   (76,707)
Net Realized (Loss) from Security Transactions..............   (1,801,526)  (1,779,119)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............      583,759     (573,933)
                                                              -----------  -----------
  Net (Decrease) in Net Assets
    Resulting from Operations...............................   (1,249,743)  (2,429,759)
                                                              -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A...................................................            0          (27)
  Class B...................................................            0           (9)
  Class C...................................................            0           (9)
  Class F...................................................            0           (9)
  Class R...................................................            0           (9)
  Class T...................................................            0           (9)
                                                              -----------  -----------
Net (Decrease) from Dividends and Distributions.............            0          (72)
                                                              -----------  -----------

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/01     12/31/00
                                                              -----------  -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $    19,104  $   539,426
  Class B...................................................       95,822      818,638
  Class C...................................................       23,910       96,992
  Class F...................................................    1,102,596    8,985,535
  Class R...................................................            0            0
  Class T...................................................            0       17,365
Reinvested dividends and distributions
  Class A...................................................            0           27
  Class B...................................................            0            9
  Class C...................................................            0            9
  Class F...................................................            0            9
  Class R...................................................            0            9
  Class T...................................................            0            9
                                                              -----------  -----------
                                                                1,241,432   10,458,028
Cost of shares redeemed
  Class A...................................................     (177,637)    (861,295)
  Class B...................................................     (126,305)    (308,205)
  Class C...................................................      (37,696)    (254,525)
  Class F...................................................   (1,285,691)  (3,993,713)
  Class R...................................................            0     (252,737)
  Class T...................................................         (237)    (250,840)
                                                              -----------  -----------
                                                               (1,627,566)  (5,921,315)
                                                              -----------  -----------
Net Increase (Decrease) from Capital Share Transactions.....     (386,134)   4,536,713
                                                              -----------  -----------
Net Increase (Decrease) in Net Assets.......................   (1,635,877)   2,106,882
NET ASSETS
  Beginning of year.........................................  $ 4,121,315  $ 2,014,433
                                                              -----------  -----------
  End of year...............................................  $ 2,485,438  $ 4,121,315
                                                              ===========  ===========
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 6,041,896  $ 6,460,006
Accumulated undistributed net investment income.............            0            0
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (3,580,645)  (1,779,119)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions.............................       24,187     (559,572)
                                                              -----------  -----------
Total.......................................................  $ 2,485,438  $ 4,121,315
                                                              ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $  9.07    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.15)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.58)     (3.28)
                                                               -------    -------
        Total from investment operations....................     (2.88)     (3.43)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.19    $  9.07
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (31.75%)   (27.44%)
    Net assets, end of period (000s)........................   $    94    $   332
    Net expenses to average net assets#,+...................      1.50%      1.50%
    Gross expenses to average net assets#,+.................      1.59%      1.60%
    Net investment (loss) to average net assets+............     (1.05%)    (0.92%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 9.61% (2001) and 2.02% (2000). The gross expense ratios would have been 9.70% (2001) and 2.12% (2000). The net investment (loss) ratios would have been (9.16%)
     (2001) and (1.44%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $  9.00    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.13)     (0.19)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.78)     (3.31)
                                                               -------    -------
        Total from investment operations....................     (2.91)     (3.50)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.09    $  9.00
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (32.33%)   (28.00%)
    Net assets, end of period (000s)........................   $   321    $   502
    Net expenses to average net assets#,+...................      2.25%      2.25%
    Gross expenses to average net assets#,+.................      2.34%      2.40%
    Net investment (loss) to average net assets+............     (1.78%)    (1.81%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 5.52% (2001) and 3.07% (2000). The gross expense ratios would have been 5.61% (2001) and 3.22% (2000). The net investment (loss) ratios would have been (5.05%)
     (2001) and (2.63%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $  8.99    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.20)     (0.31)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.70)     (3.20)
                                                               -------    -------
        Total from investment operations....................     (2.90)     (3.51)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.09    $  8.99
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (32.26%)   (28.08%)
    Net assets, end of period (000s)........................   $    40    $    74
    Net expenses to average net assets#,+...................      2.25%      2.25%
    Gross expenses to average net assets#,+.................      2.34%      2.33%
    Net investment (loss) to average net assets+............     (1.77%)    (1.64%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 9.97% (2001) and 2.57% (2000). The gross expense ratios would have been 10.06% (2001) and 2.65% (2000). The net investment (loss) ratios would have been (9.49%)
     (2001) and (1.97%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $  9.07    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.08)     (0.16)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.80)     (3.27)
                                                               -------    -------
        Total from investment operations....................     (2.88)     (3.43)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.19    $  9.07
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (31.75%)   (27.44%)
    Net assets, end of period (000s)........................   $ 2,022    $ 3,200
    Net expenses to average net assets#,+...................      1.50%      1.50%
    Gross expenses to average net assets#,+.................      1.59%      1.63%
    Net investment (loss) to average net assets+............     (1.03%)    (1.09%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.00% (2001) and 2.32% (2000). The gross expense ratios would have been 4.09% (2001) and 2.45% (2000). The net investment (loss) ratios would have been (3.53%)
     (2001) and (1.91%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $  9.42    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.05)     (8.91)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (2.96)      5.83
                                                               -------    -------
        Total from investment operations....................     (3.01)     (3.08)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.41    $  9.42
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (31.95%)   (24.64%)
    Net assets, end of period (000s)........................   $     1    $     1
    Net expenses to average net assets#,+...................      1.25%      1.21%
    Gross expenses to average net assets#,+.................      1.33%      1.26%
    Net investment (loss) to average net assets+............     (0.78%)    (0.56%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 687.84%. The gross expense ratio would have been 687.92%. The net investment (loss) ratio would have been (687.37%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $  9.13    $ 12.50
Income from investment operations:
Net investment (loss).......................................     (0.09)     (1.08)
Net (losses) on securities (both realized and unrealized)...     (2.79)     (2.29)
                                                               -------    -------
Total from investment operations............................     (2.88)     (3.37)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.25    $  9.13
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (31.54%)   (26.96%)
    Net assets, end of period (000s)........................   $     8    $    12
    Net expenses to average net assets#, +..................      1.75%      1.75%
    Gross expenses to average net assets#, +................      1.83%      1.80%
    Net investment (loss) to average net assets+............     (1.29%)    (1.10%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 45.82% (2001) and 1.80% (2000). The gross expense ratios would have been 45.90% (2001) and 1.85% (2000). The net investment (loss) ratios would have been (45.36%)
     (2001) and (1.15%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Founders has agreed to limit the annual expenses of the Fund (net of credits received from the Funds custodian) to 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. Founders has notified the Company's Board of Directors that if the reorganization referred to in Note 5, below, is not approved by Fund shareholders, Founders does not intend to continue these expense limitations after May 31, 2002. For the year ended December 31, 2001, $90,807 was reimbursed to the Fund by Founders under this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $2,181 during the year ended
December 31, 2001 from commissions earned on sales of fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the, year ended December 31, 2001 the Fund was charged $1,412 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $337, $872, $111, and $24, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $2,617, $334, $5,706, and $24, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $8,967, $6,533, $2,795, $18,867, $3,827, and $4,017, respectively, for registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
     $31,976                   $0                 $(31,976)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $        0
Accumulated Capital Losses..................................  $3,425,201
Post-October Capital Loss Deferral..........................  $  117,193
Post-October Currency Loss Deferral.........................  $        0
Federal Tax Cost............................................  $2,439,873
Unrealized Appreciation.....................................  $  169,281
Unrealized (Depreciation)...................................  $ (183,345)
Net (Depreciation)..........................................  $  (14,064)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                YEAR       YEAR
                                                                ENDED      ENDED
                                                              12/31/01   12/31/00
                                                              ---------  ---------
CLASS A
      Shares sold...........................................     2,800     44,911
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................   (24,259)   (68,284)
      NET (DECREASE) IN SHARES OUTSTANDING..................   (21,459)   (23,373)
CLASS B
      Shares sold...........................................    15,851     60,592
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................   (18,928)   (24,778)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........    (3,077)    35,814
CLASS C
      Shares sold...........................................     3,898      8,508
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................    (5,656)   (20,235)
      NET (DECREASE) IN SHARES OUTSTANDING..................    (1,758)   (11,727)
CLASS F
      Shares sold...........................................   158,675    672,273
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................  (184,507)  (339,598)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........   (25,832)   332,675
CLASS R
      Shares sold...........................................         0          0
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................         0    (19,920)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........         0    (19,920)
CLASS T
      Shares sold...........................................         0      1,250
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................        (2)   (19,920)
      NET (DECREASE) IN SHARES OUTSTANDING..................        (2)   (18,670)

5. SUBSEQUENT EVENTS
On November 16, 2001, the Board of Directors of the Company approved a proposal to reorganize the Fund into the Dreyfus Founders Growth Fund. The proposed reorganization is subject to approval by shareholders of the Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the first half of 2002.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Focus Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)
Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS FOCUS FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002 (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-FOC-01

DREYFUS FOUNDERS
FOCUS FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                        3
Statement of Investments                  10
Statement of Assets and Liabilities       13
Statement of Operations                   15
Statements of Changes in Net Assets       16
Financial Highlights                      18
Notes to Financial Statements             24
Report of Independent Accountants         30
Your Board Representatives                31




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

      -  NOT FDIC-INSURED    -  NOT BANK-GUARANTEED    -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Focus Fund. In this scenario, the Fund delivered disappointing performance, as did its universe of stocks and its benchmark indexes.

     While the terrorist attacks of September 11 drove many share prices down to low levels relative to their fundamentals, we were fortunate that the Fund held a higher-than-average cash position at the time of the incidents because our fundamental, bottom-up research was not uncovering sufficiently compelling investment opportunities. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. Though we had waited for it during the first three quarters, the rally's contribution to full-year returns was negated by earlier losses.

[SIDENOTE]

     "Investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Focus Fund."

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN 2001?

     The Focus Fund delivered weak performance relative to its benchmarks for the 12 months ending December 31, 2001. While the Fund's financial holdings and cash position did boost relative returns, the effect was insufficient to raise performance above even the low bar set by the negative -20.42% return of its growth benchmark, the Russell 1000 Growth Index. (See pages 6 and 7 for the Fund's total returns and for a description of the indexes.)

     As you know, Focus Fund is a concentrated portfolio. As such, negative performance in any one holding can have a larger impact on overall performance. That said, the environment in the first half of the year was difficult for stocks from almost every sector and industry in the large-capitalization marketplace. The Fund's holdings of technology-related names were the primary cause of its sub-par performance in the challenging first half and into the volatile third quarter. The Fund's stronger fourth-quarter couldn't recover all the ground that was lost due to the Fund's holdings in the tech sector in the first three quarters. Worse, the Fund also suffered from disappointing stock selection within the technology sector.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund's poor performance was the result of its overexposure to names in the technology sector. We demonstrated weak stock selection, allocation, and timing decisions.

-    John Jares, CFA, was appointed manager of the Fund in November 2001.

- The Fund's holdings of select financial-related stocks, as well as its cash position at the time of the September 11 terrorist attacks, contributed positively to 2001 returns.

     For 2001, these two aspects of our exposure to technology--being overweight relative to the benchmark when the sector underperformed and demonstrating poor stock selection within the sector--dragged down returns.

YOU TOOK OVER THE FUND IN NOVEMBER 2001.
WHAT IS YOUR INVESTMENT APPROACH?

The emphasis here at Founders is on bottom-up research, and I subscribe to that approach wholeheartedly. Having started my investment career here at Founders, that's the sort of investor I am.

     The team works in an environment that embraces fundamental stockpicking. I believe a portfolio manager's goal of producing above-average returns is difficult to reach unless he or she has the confidence to take substantial positions in companies, and you can't take a substantial position until you've done fundamental, bottom-up research on each company.

     Being a growth investor, the type of company I look for offers superior management, superior products, and superior execution--characteristics that can lead companies to grow at above-industry rates. For example, I seek companies that have the potential to deliver top line, or sales, growth of at least 8%, and bottom line, or profit, growth of at least 13%.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)
     1.   Citigroup, Inc.  (C)                       6.33%
     2.   Microsoft Corporation  (MSFT)              4.60%
     3.   Viacom, Inc. Class B  (VIA.B)              4.26%
     4.   Baxter International, Inc.  (BAX)          4.21%
     5.   Pfizer, Inc.  (PFE)                        4.09%
     6.   Nokia Oyj Sponsored ADR  (NOK.A)           3.70%
     7.   Texas Instruments, Inc.  (TXN)             3.66%
     8.   Micron Technology, Inc.  (MU)              3.02%
     9.   AOL Time Warner  (AOL)                     2.79%
    10.   Home Depot, Inc.  (HD)                     2.72%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     I spend time researching a company's earnings growth potential, management team, and valuation. I like to use price targets rather than emotion or instinct when considering a sell decision.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?
The Fund's relatively large cash position in mid-September shielded it from some of the immediate market decline in the wake of the tragic attacks.

[CHART]
CHANGE IN VALUE OF $10,000 INVESTMENT

                  DREYFUS FOUNDERS    S&P 500        RUSSELL 1000
                 FOCUS FUND-CLASS F   INDEX          GROWTH INDEX
                 ------------------   -------        ------------
12/31/1999           10,000.00       10,000.00       10,000.00
01/31/2000            9,616.00        9,499.32        9,531.04
02/29/2000           11,688.00        9,316.77        9,997.02
03/31/2000           11,776.00       10,228.16       10,712.46
04/28/2000           10,088.00        9,921.31       10,202.71
05/31/2000            8,928.00        9,713.94        9,689.03
06/30/2000           10,472.00        9,956.02       10,423.30
07/31/2000           10,304.00        9,801.82        9,988.70
08/31/2000           11,632.00       10,407.02       10,893.20
09/29/2000           10,960.00        9,859.01        9,862.72
10/31/2000            9,256.00        9,820.15        9,396.11
11/30/2000            7,408.00        9,042.00        8,011.04
12/29/2000            7,256.00        9,087.08        7,757.50
01/31/2001            7,584.00        9,410.50        8,293.46
02/28/2001            6,008.00        8,549.34        6,885.48
03/30/2001            5,232.00        8,009.24        6,136.15
04/30/2001            5,816.00        8,633.19        6,912.31
05/31/2001            5,648.00        8,686.15        6,810.49
06/29/2001            5,464.00        8,477.62        6,652.81
07/31/2001            5,104.00        8,395.82        6,486.50
08/31/2001            4,664.00        7,867.61        5,956.20
09/28/2001            4,216.00        7,231.41        5,361.41
10/31/2001            4,432.00        7,372.55        5,642.72
11/30/2001            4,920.00        7,936.34        6,184.79
12/31/2001            4,944.00        8,005.61        6,173.18

----------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on its inception date of 12/31/99 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     The Fed's post-tragedy interest rate cuts--50 basis points on September 17 and a further 50 basis points on October 2--certainly contributed to the markets' strong performance in the fourth quarter. This stimulus created an environment that was finally more favorable to growth stocks. The Fund posted an absolute loss for the month, but outperformed the Lipper large-cap growth category average in September.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                             INCEPTION            1          5       10        SINCE
                                DATE            YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (35.66%)       --      --       (31.68%)
  Without sales charge        12/31/99        (31.75%)       --      --       (29.63%)
CLASS B SHARES
  With redemption*            12/31/99        (35.04%)       --      --       (31.61%)
  Without redemption          12/31/99        (32.33%)       --      --       (30.20%)
CLASS C SHARES
  With redemption**           12/31/99        (32.94%)       --      --       (30.20%)
  Without redemption          12/31/99        (32.26%)       --      --       (30.20%)
CLASS F SHARES                12/31/99        (31.75%)       --      --       (29.63%)
CLASS R SHARES                12/31/99        (31.95%)       --      --       (28.39%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (34.62%)       --      --       (30.90%)
  Without sales charge        12/31/99        (31.54%)       --      --       (29.29%)

----------

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns. See Note 5.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

Overall, our decision to significantly overweight the Fund in financial-related names relative to the Russell 1000 Growth Index helped performance. In fact, the Fund averaged more than three times the benchmark's exposure to financials in 2001. An environment of aggressive Fed's rate cuts--coupled with the solid fundamentals of select companies--led us to invest in numerous financial-related holdings in 2001. These included Citigroup, Inc., which we still hold, and Franklin Resources, Inc., which is no longer a Fund holding. One financial holding that held up particularly well at the time of the September 11 attacks was Berkshire Hathaway, Inc.; it contributed positively to the full-year return as well. However, we have liquidated the position in favor of other companies and sectors that we expect may outperform in 2002. This was done in an effort to best leverage the Fund's limited holdings, which number between 20 and 30 names.

     As mentioned above, the Fund's cash position also aided returns for the full year. And select stocks delivered robust returns, including computer software and services company PEOPLESOFT, INC., retailer HOME DEPOT, INC. and healthcare concern BAXTER INTERNATIONAL, INC. We continue to hold each of these names.

[CHART]

PORTFOLIO COMPOSITION

Technology               35.62%
Consumer Staples         12.27%
Consumer Cyclicals       10.10%
Healthcare                9.50%
Financials                7.01%
Capital Goods             1.95%
Transportation            1.03%
Cash & Equivalents       22.52%

----------
The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

We were beaten badly in the technology sector from the perspective of allocation, timing, and stock selection. While the stocks in this sector started the year strongly, the deteriorating economic climate--resulting in a slowdown in corporate and personal spending on technology products and services--began to impact many firms' near- and intermediate-term prospects.

     In April, we believed we'd seen encouraging signs that the sector had hit bottom and that the second half of the year might bring improvement. However, a rebound failed to materialize in the timeframe we were anticipating, and while select holdings such as Intel Corporation and Microsoft Corporation did contribute positively to the Fund's 2001 return, many others failed to turn around. In fact, nine of the Fund's 10 worst performers in 2001 were tech-related. These included communications equipment maker Comverse Technology, Inc., computer software and services firm Check Point Software Technology Limited, and EMC Corporation, none of which were holdings as of December 31, 2001. We continued to hold Cisco Systems, Inc. at year-end, as our hands-on analysis indicated that the company's fundamentals and growth prospects remain intact.

     Poor stock selection in the capital goods sector also hampered returns, though not as severely as our technology names. One example here was the Fund's holding of Honeywell International, Inc., which was liquidated in December.


/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-70.6%
BROADCASTING (TV, RADIO & CABLE)-3.6%
     1,250  Clear Channel Communications, Inc.*.........................   $   63,638
       725  Comcast Corporation Special Class A*........................       26,100
                                                                           ----------
                                                                               89,738
                                                                           ----------
COMMUNICATION EQUIPMENT-2.5%
     1,200  QUALCOMM, Inc.*.............................................       60,600
                                                                           ----------
COMPUTERS (HARDWARE)-1.3%
     1,150  Dell Computer Corporation*..................................       31,257
                                                                           ----------
COMPUTERS (NETWORKING)-3.5%
       925  Brocade Communications Systems, Inc.*.......................       30,636
     3,050  Cisco Systems, Inc.*........................................       55,236
                                                                           ----------
                                                                               85,872
                                                                           ----------
COMPUTERS (SOFTWARE & SERVICES)-12.2%
       425  Adobe Systems, Inc..........................................       13,196
     1,725  Microsoft Corporation*......................................      114,316
     1,600  PeopleSoft, Inc.*...........................................       64,320
       425  Retek, Inc.*................................................       12,695
     2,000  Siebel Systems, Inc.*.......................................       55,960
     1,000  VERITAS Software Corporation*...............................       44,820
                                                                           ----------
                                                                              305,307
                                                                           ----------
ELECTRONICS (SEMICONDUCTORS)-12.4%
     1,600  Altera Corporation*.........................................       33,952
     1,825  Intel Corporation...........................................       57,396
     2,425  Micron Technology, Inc.*....................................       75,175
     3,250  Texas Instruments, Inc......................................       91,000
     1,350  Xilinx, Inc.*...............................................       52,718
                                                                           ----------
                                                                              310,241
                                                                           ----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

ENTERTAINMENT-8.6%
     2,162  AOL Time Warner, Inc.*......................................   $   69,400
     2,400  Viacom, Inc. Class B*.......................................      105,960
     1,925  Walt Disney Company.........................................       39,886
                                                                           ----------
                                                                              215,246
                                                                           ----------
FINANCIAL (DIVERSIFIED)-6.3%
     3,116  Citigroup, Inc..............................................      157,291
                                                                           ----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.1%
     2,550  Pfizer, Inc.................................................      101,618
                                                                           ----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-4.2%
     1,950  Baxter International, Inc...................................      104,579
                                                                           ----------
INVESTMENT BANKING & BROKERAGE-0.7%
       325  Merrill Lynch & Company, Inc................................       16,939
                                                                           ----------
RAILROADS-1.1%
       450  Union Pacific Corporation...................................       25,650
                                                                           ----------
RETAIL (BUILDING SUPPLIES)-2.7%
     1,325  Home Depot, Inc.............................................       67,588
                                                                           ----------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
       350  Best Buy Company, Inc.*.....................................       26,068
                                                                           ----------
RETAIL (DEPARTMENT STORES)-2.5%
       875  Kohl's Corporation*.........................................       61,635
                                                                           ----------
RETAIL (GENERAL MERCHANDISE)-1.5%
       850  Costco Wholesale Corporation*...............................       37,723
                                                                           ----------
SERVICES (COMMERCIAL & CONSUMER)-2.4%
     1,350  Cendant Corporation*........................................       26,474
     1,950  Royal Caribbean Cruises Limited.............................       31,590
                                                                           ----------
                                                                               58,064
                                                                           ----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,718,407).......................................................    1,755,416
                                                                           ----------
COMMON STOCKS (FOREIGN)-6.9%
BIOTECHNOLOGY-1.2%
     1,350  Serono SA ADR (SZ)..........................................       29,957
                                                                           ----------
COMMUNICATION EQUIPMENT-3.7%
     3,750  Nokia Oyj Sponsored ADR (FI)................................       91,988
                                                                           ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.0%
     1,200  Celestica, Inc. ADR (CA)*...................................   $   48,468
                                                                           ----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$183,235).........................................................      170,413
                                                                           ----------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
--------------------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-20.1%
$  500,000  Federal Home Loan Bank Discount Note
            1.47% 1/02/02...............................................   $  499,980
                                                                           ----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$499,980)...............................................      499,980
                                                                           ----------
TOTAL INVESTMENTS-97.6%
(COST-$2,401,622).......................................................    2,425,809
OTHER ASSETS AND LIABILITIES-2.4%.......................................       59,629
                                                                           ----------
NET ASSETS-100.0%.......................................................   $2,485,438
                                                                           ==========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $2,401,622
                                                              ----------
Investment securities, at market............................   2,425,809
Cash........................................................      97,879
Receivables:
  Capital shares sold.......................................         986
  Dividends.................................................       1,230
  From adviser..............................................      21,381
  From transfer agent.......................................       1,309
                                                              ----------
    Total Assets............................................   2,548,594
                                                              ----------
LIABILITIES
Payables:
  Investment securities purchased...........................      31,050
  Capital shares redeemed...................................      21,722
  Advisory fees.............................................       1,824
  Shareholder servicing fees................................       1,306
  Accounting fees...........................................          56
  Distribution fees.........................................       1,847
  To transfer agent.........................................       4,169
  Other.....................................................       1,182
                                                              ----------
    Total Liabilities.......................................      63,156
                                                              ----------
Net Assets..................................................  $2,485,438
                                                              ==========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A.........................................  $   93,826
Shares Outstanding--Class A.................................      15,168
Net Asset Value and Redemption Price Per Share..............  $     6.19
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)....................................  $     6.57

Net Assets--Class B.........................................  $  321,419
Shares Outstanding--Class B.................................      52,737
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $     6.09

Net Assets--Class C.........................................  $   39,660
Shares Outstanding--Class C.................................       6,515
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $     6.09

Net Assets--Class F.........................................  $2,021,720
Shares Outstanding--Class F.................................     326,843
Net Asset Value, Offering and Redemption Price Per Share....  $     6.19

Net Assets--Class R.........................................  $      513
Shares Outstanding--Class R.................................          80
Net Asset Value, Offering and Redemption Price Per Share....  $     6.41

Net Assets--Class T.........................................  $    8,300
Shares Outstanding--Class T.................................       1,328
Net Asset Value and Redemption Price Per Share..............  $     6.25
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $     6.54

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    10,573
  Interest..................................................        2,734
                                                              -----------
    Total Investment Income.................................       13,307
                                                              -----------
Expenses:
  Advisory fees--Note 2.....................................       23,976
  Shareholder servicing fees--Note 2........................       16,180
  Accounting fees--Note 2...................................          720
  Distribution fees--Note 2.................................        8,681
  Transfer agency fees--Note 2..............................       30,522
  Registration fees--Note 2.................................       45,006
  Postage and mailing expenses..............................        1,822
  Custodian fees and expenses--Note 2.......................        2,037
  Printing expenses.........................................        7,979
  Legal and audit fees......................................          323
  Directors' fees and expenses..............................          313
  Other expenses............................................        1,209
                                                              -----------
    Total Expenses..........................................      138,768
    Earnings Credits........................................       (2,439)
    Reimbursed/Waived Expenses..............................      (90,807)
    Expense Offset to Broker Commissions....................         (239)
                                                              -----------
    Net Expenses............................................       45,283
                                                              -----------
  Net Investment (Loss).....................................      (31,976)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (1,801,526)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............      583,759
                                                              -----------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (1,217,767)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations......  $(1,249,743)
                                                              ===========
Purchases of long-term securities...........................  $ 4,278,901
Proceeds from sales of long-term securities.................  $ 5,022,549

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/01     12/31/00
                                                              -----------  -----------
OPERATIONS
Net Investment (Loss).......................................  $   (31,976) $   (76,707)
Net Realized (Loss) from Security Transactions..............   (1,801,526)  (1,779,119)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............      583,759     (573,933)
                                                              -----------  -----------
  Net (Decrease) in Net Assets
    Resulting from Operations...............................   (1,249,743)  (2,429,759)
                                                              -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A...................................................            0          (27)
  Class B...................................................            0           (9)
  Class C...................................................            0           (9)
  Class F...................................................            0           (9)
  Class R...................................................            0           (9)
  Class T...................................................            0           (9)
                                                              -----------  -----------
Net (Decrease) from Dividends and Distributions.............            0          (72)
                                                              -----------  -----------

                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                               12/31/01     12/31/00
                                                              -----------  -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $    19,104  $   539,426
  Class B...................................................       95,822      818,638
  Class C...................................................       23,910       96,992
  Class F...................................................    1,102,596    8,985,535
  Class R...................................................            0            0
  Class T...................................................            0       17,365
Reinvested dividends and distributions
  Class A...................................................            0           27
  Class B...................................................            0            9
  Class C...................................................            0            9
  Class F...................................................            0            9
  Class R...................................................            0            9
  Class T...................................................            0            9
                                                              -----------  -----------
                                                                1,241,432   10,458,028
Cost of shares redeemed
  Class A...................................................     (177,637)    (861,295)
  Class B...................................................     (126,305)    (308,205)
  Class C...................................................      (37,696)    (254,525)
  Class F...................................................   (1,285,691)  (3,993,713)
  Class R...................................................            0     (252,737)
  Class T...................................................         (237)    (250,840)
                                                              -----------  -----------
                                                               (1,627,566)  (5,921,315)
                                                              -----------  -----------
Net Increase (Decrease) from Capital Share Transactions.....     (386,134)   4,536,713
                                                              -----------  -----------
Net Increase (Decrease) in Net Assets.......................   (1,635,877)   2,106,882
NET ASSETS
  Beginning of year.........................................  $ 4,121,315  $ 2,014,433
                                                              -----------  -----------
  End of year...............................................  $ 2,485,438  $ 4,121,315
                                                              ===========  ===========
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 6,041,896  $ 6,460,006
Accumulated undistributed net investment income.............            0            0
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (3,580,645)  (1,779,119)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions.............................       24,187     (559,572)
                                                              -----------  -----------
Total.......................................................  $ 2,485,438  $ 4,121,315
                                                              ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $  9.07    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.15)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.58)     (3.28)
                                                               -------    -------
        Total from investment operations....................     (2.88)     (3.43)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.19    $  9.07
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (31.75%)   (27.44%)
    Net assets, end of period (000s)........................   $    94    $   332
    Net expenses to average net assets#,+...................      1.50%      1.50%
    Gross expenses to average net assets#,+.................      1.59%      1.60%
    Net investment (loss) to average net assets+............     (1.05%)    (0.92%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 9.61% (2001) and 2.02% (2000). The gross expense ratios would have been 9.70% (2001) and 2.12% (2000). The net investment (loss) ratios would have been (9.16%)
     (2001) and (1.44%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $  9.00    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.13)     (0.19)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.78)     (3.31)
                                                               -------    -------
        Total from investment operations....................     (2.91)     (3.50)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.09    $  9.00
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (32.33%)   (28.00%)
    Net assets, end of period (000s)........................   $   321    $   502
    Net expenses to average net assets#,+...................      2.25%      2.25%
    Gross expenses to average net assets#,+.................      2.34%      2.40%
    Net investment (loss) to average net assets+............     (1.78%)    (1.81%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 5.52% (2001) and 3.07% (2000). The gross expense ratios would have been 5.61% (2001) and 3.22% (2000). The net investment (loss) ratios would have been (5.05%)
     (2001) and (2.63%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $  8.99    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.20)     (0.31)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.70)     (3.20)
                                                               -------    -------
        Total from investment operations....................     (2.90)     (3.51)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.09    $  8.99
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (32.26%)   (28.08%)
    Net assets, end of period (000s)........................   $    40    $    74
    Net expenses to average net assets#,+...................      2.25%      2.25%
    Gross expenses to average net assets#,+.................      2.34%      2.33%
    Net investment (loss) to average net assets+............     (1.77%)    (1.64%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 9.97% (2001) and 2.57% (2000). The gross expense ratios would have been 10.06% (2001) and 2.65% (2000). The net investment (loss) ratios would have been (9.49%)
     (2001) and (1.97%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $  9.07    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.08)     (0.16)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (2.80)     (3.27)
                                                               -------    -------
        Total from investment operations....................     (2.88)     (3.43)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.19    $  9.07
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (31.75%)   (27.44%)
    Net assets, end of period (000s)........................   $ 2,022    $ 3,200
    Net expenses to average net assets#,+...................      1.50%      1.50%
    Gross expenses to average net assets#,+.................      1.59%      1.63%
    Net investment (loss) to average net assets+............     (1.03%)    (1.09%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.00% (2001) and 2.32% (2000). The gross expense ratios would have been 4.09% (2001) and 2.45% (2000). The net investment (loss) ratios would have been (3.53%)
     (2001) and (1.91%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $  9.42    $ 12.50
Income from investment operations:
    Net investment (loss)...................................     (0.05)     (8.91)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (2.96)      5.83
                                                               -------    -------
        Total from investment operations....................     (3.01)     (3.08)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.41    $  9.42
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (31.95%)   (24.64%)
    Net assets, end of period (000s)........................   $     1    $     1
    Net expenses to average net assets#,+...................      1.25%      1.21%
    Gross expenses to average net assets#,+.................      1.33%      1.26%
    Net investment (loss) to average net assets+............     (0.78%)    (0.56%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 687.84%. The gross expense ratio would have been 687.92%. The net investment (loss) ratio would have been (687.37%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $  9.13    $ 12.50
Income from investment operations:
Net investment (loss).......................................     (0.09)     (1.08)
Net (losses) on securities (both realized and unrealized)...     (2.79)     (2.29)
                                                               -------    -------
Total from investment operations............................     (2.88)     (3.37)
Less distributions:
    From net investment income..............................      0.00       0.00+
    From net realized gains.................................      0.00       0.00
                                                               -------    -------
        Total distributions.................................      0.00       0.00
Net Asset Value, end of year................................   $  6.25    $  9.13
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (31.54%)   (26.96%)
    Net assets, end of period (000s)........................   $     8    $    12
    Net expenses to average net assets#, +..................      1.75%      1.75%
    Gross expenses to average net assets#, +................      1.83%      1.80%
    Net investment (loss) to average net assets+............     (1.29%)    (1.10%)
    Portfolio turnover rate@................................       162%       372%

  + Distributions from net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 45.82% (2001) and 1.80% (2000). The gross expense ratios would have been 45.90% (2001) and 1.85% (2000). The net investment (loss) ratios would have been (45.36%)
     (2001) and (1.15%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Founders has agreed to limit the annual expenses of the Fund (net of credits received from the Funds custodian) to 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. Founders has notified the Company's Board of Directors that if the reorganization referred to in Note 5, below, is not approved by Fund shareholders, Founders does not intend to continue these expense limitations after May 31, 2002. For the year ended December 31, 2001, $90,807 was reimbursed to the Fund by Founders under this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $2,181 during the year ended
December 31, 2001 from commissions earned on sales of fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the, year ended December 31, 2001 the Fund was charged $1,412 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $337, $872, $111, and $24, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $2,617, $334, $5,706, and $24, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $8,967, $6,533, $2,795, $18,867, $3,827, and $4,017, respectively, for registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
     $31,976                   $0                 $(31,976)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $        0
Accumulated Capital Losses..................................  $3,425,201
Post-October Capital Loss Deferral..........................  $  117,193
Post-October Currency Loss Deferral.........................  $        0
Federal Tax Cost............................................  $2,439,873
Unrealized Appreciation.....................................  $  169,281
Unrealized (Depreciation)...................................  $ (183,345)
Net (Depreciation)..........................................  $  (14,064)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                YEAR       YEAR
                                                                ENDED      ENDED
                                                              12/31/01   12/31/00
                                                              ---------  ---------
CLASS A
      Shares sold...........................................     2,800     44,911
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................   (24,259)   (68,284)
      NET (DECREASE) IN SHARES OUTSTANDING..................   (21,459)   (23,373)
CLASS B
      Shares sold...........................................    15,851     60,592
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................   (18,928)   (24,778)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........    (3,077)    35,814
CLASS C
      Shares sold...........................................     3,898      8,508
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................    (5,656)   (20,235)
      NET (DECREASE) IN SHARES OUTSTANDING..................    (1,758)   (11,727)
CLASS F
      Shares sold...........................................   158,675    672,273
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................  (184,507)  (339,598)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........   (25,832)   332,675
CLASS R
      Shares sold...........................................         0          0
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................         0    (19,920)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........         0    (19,920)
CLASS T
      Shares sold...........................................         0      1,250
      Shares issued for dividends reinvested................         0          0
      Shares redeemed.......................................        (2)   (19,920)
      NET (DECREASE) IN SHARES OUTSTANDING..................        (2)   (18,670)

5. SUBSEQUENT EVENTS
On November 16, 2001, the Board of Directors of the Company approved a proposal to reorganize the Fund into the Dreyfus Founders Growth Fund. The proposed reorganization is subject to approval by shareholders of the Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the first half of 2002.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Focus Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)
Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        FOCUS FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       201AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
GROWTH FUND
INVESTMENT UPDATE

December 31, 2001

                    [LOGO]  (R)DREYFUS FOUNDERS FUNDS(R)
                           The Growth Specialists

TABLE OF CONTENTS

Management Overview                           3
Statement of Investments                     10
Statement of Assets and Liabilities          15
Statement of Operations                      17
Statements of Changes in Net Assets          18
Financial Highlights                         20
Notes to Financial Statements                26
Report of Independent Accountants            32
Your Board Representatives                   33


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website. To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

     The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN 2001?

In a pattern that was much like the rocky ride of 2000, the markets in 2001 rose one quarter only to fall the next, then rise again. The year's drivers of performance differed, of course, with an environment of aggressive Federal Reserve Board rate cutting and the tragedies of September 11 impacting the market during 2001. Specifically, the first and third quarters of 2001 were dismal for the markets, but the second and especially fourth quarters provided some respite.

     Nonetheless, the Growth Fund in 2001 underperformed the -20.42% return of its benchmark, the Russell 1000 Growth Index. The Fund also underperformed the -11.90% return of its more broad-based benchmark, the Standard & Poor's (S&P) 500 Index. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

I subscribe to a growth-oriented, bottom-up research approach, having learned it early in my career as an analyst here at Founders. Our team works in an environment that embraces fundamental stockpicking. I believe that a portfolio manager's goal of producing above-average returns is difficult to reach unless he or she has the confidence to take substantial positions in companies, and you can't

[SIDENOTE]

"INVESTORS ALTERNATED BETWEEN HOPE AND DESPAIR OVER A POSSIBLE U.S. RECOVERY AT VARIOUS POINTS IN 2001. THIS UNCERTAINTY MEANT A SECOND YEAR OF INVESTORS FAVORING MORE DEFENSIVE ISSUES, WHICH BOOSTED VALUE-ORIENTED STOCKS AT THE EXPENSE OF GROWTH STOCKS--THE TYPE SOUGHT BY THE GROWTH FUND."

take a substantial position until you've done fundamental, bottom-up analysis on each company. Overall, my goal is to have between 40 and 70 larger holdings in the Growth Fund, vs. the Fund's historic bias toward holding more than 100 names.

     When researching individual companies, I look for superior company management, superior products, and superior execution--characteristics that can lead companies to grow at above-industry growth rates. For example, we seek companies that have the potential to deliver top line, or sales, growth of at least 8%, and bottom line, or profit, growth of at least 13%.

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Growth Fund. In fact, the gap in performance was quite wide for the full year; the Russell 1000 Growth Index lost -20.42% for the year ending December 31, 2001, while the Russell 1000 Value Index(1) lost a relatively modest -5.59% in the same period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Growth Fund has a new portfolio manager, John Jares, CFA, who took the reins in November 2001.

- Jares expects to hold larger positions in 40 to 70 names, vs. the Fund's historic bias toward holding more than 100 names.

- Performance was uneven in 2001, as the technology sector moved in and out of favor.

- Several healthcare-related companies boosted the Fund's returns, as did its fortuitous holding of cash at the time of the surprise September 11 attacks.

     More significantly, the two positive quarters mentioned above were not sufficient to overcome the damage of the two negative quarters. And while both large-cap growth and small-cap growth stocks posted positive returns on average in the fourth quarter, large-cap growth stocks were bested by their small-cap growth brethren in the fourth quarter and for 2001. To illustrate, the Russell 2000 Growth Index(2) returned -9.23% for the full year, less than half the decline of the Russell 1000 Growth Index.

     Overall, the investment environment was both challenging and unfavorable to large-cap growth stocks. Accordingly, the Fund delivered seesaw performance throughout the year, as did its universe of stocks and its benchmark indexes. While the terrorist attacks of September 11 drove many share prices down to low levels given their fundamentals, we were fortunate that the Fund held a higher-than-average cash position at the time

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)

 1.   Microsoft Corporation  (MSFT)                 3.99%
 2.   General Electric Company  (GE)                3.41%
 3.   Pfizer, Inc.  (PFE)                           3.18%
 4.   Wal-Mart Stores, Inc.  (WMT)                  2.79%
 5.   Citigroup, Inc.  (C)                          2.61%
 6.   Intel Corporation  (INTC)                     2.56%
 7.   Cisco Systems, Inc.  (CSCO)                   2.43%
 8.   Tyco International Limited  (TYC)             2.41%
 9.   Home Depot, Inc.  (HD)                        2.25%
10.   AOL Time Warner  (AOL)                        2.10%

of these tragic incidents. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. The Fund's solid performance in the fourth quarter was a reflection of this more favorable environment.

GROWTH OF $10,000 INVESTMENT

[CHART]

                                               RUSSELL
                      GROWTH                     1000
                       FUND       S&P 500       GROWTH
12/31/1991           10,000.00   10,000.00   10,000.00
01/31/1992            9,857.40    9,824.76    9,759.33
02/28/1992            9,875.22    9,939.62    9,775.61
03/31/1992            9,411.76    9,746.64    9,508.03
04/30/1992            9,046.35   10,044.83    9,577.40
05/29/1992            9,295.90   10,079.21    9,646.78
06/30/1992            8,983.96    9,931.43    9,403.98
07/31/1992            9,376.11   10,350.12    9,824.45
08/31/1992            8,957.22   10,127.32    9,704.11
09/30/1992            9,082.00   10,245.36    9,814.54
10/30/1992            9,402.85   10,301.83    9,962.48
11/30/1992            9,964.35   10,637.58   10,394.99
12/31/1992           10,431.59   10,761.89   10,499.04
01/29/1993           10,758.20   10,861.20   10,378.71
02/26/1993           10,481.08   10,997.43   10,212.36
03/31/1993           11,015.53   11,230.14   10,409.15
04/30/1993           10,629.54   10,969.14    9,992.21
05/28/1993           11,520.28   11,242.15   10,341.90
06/30/1993           12,005.24   11,276.70   10,247.75
07/31/1993           12,084.42   11,250.97   10,064.42
08/31/1993           12,698.04   11,667.56   10,477.81
09/30/1993           13,163.21   11,576.17   10,400.65
10/31/1993           13,153.31   11,826.61   10,689.46
11/30/1993           12,510.00   11,699.75   10,617.97
12/31/1993           13,094.99   11,844.98   10,800.59
01/31/1994           13,898.89   12,256.85   11,051.18
02/28/1994           13,697.91   11,912.28   10,848.73
03/31/1994           12,989.22   11,395.20   10,324.20
04/30/1994           12,798.82   11,552.89   10,371.63
05/31/1994           12,460.34   11,725.31   10,528.77
06/30/1994           11,656.45   11,440.76   10,217.31
07/29/1994           12,174.75   11,828.16   10,566.29
08/31/1994           12,957.49   12,304.41   11,154.53
09/30/1994           12,767.09   12,001.13   11,003.75
10/31/1994           13,169.04   12,280.86   11,262.12
11/30/1994           12,566.12   11,823.98   10,901.11
12/31/1994           12,656.90   11,998.49   11,083.74
01/31/1995           12,569.84   12,317.23   11,320.87
02/28/1995           13,179.28   12,786.39   11,795.14
03/31/1995           13,701.67   13,166.16   12,139.17
04/28/1995           14,006.39   13,563.02   12,404.62
05/31/1995           14,474.36   14,089.01   12,836.41
06/30/1995           15,464.71   14,422.12   13,331.87
07/31/1995           16,966.56   14,909.74   13,885.90
08/31/1995           16,966.56   14,938.75   13,901.07
09/29/1995           17,728.37   15,567.24   14,541.84
10/31/1995           17,728.37   15,521.95   14,551.91
11/30/1995           18,294.28   16,190.63   15,117.50
12/31/1995           18,427.09   16,502.46   15,204.17
01/31/1996           18,751.47   17,075.02   15,712.75
02/29/1996           19,337.84   17,222.07   16,000.11
03/29/1996           19,462.60   17,389.03   16,020.64
04/30/1996           20,398.30   17,656.48   16,442.16
05/31/1996           21,171.81   18,095.72   17,016.68
06/28/1996           20,747.63   18,168.84   17,039.79
07/31/1996           19,200.60   17,373.84   16,041.43
08/30/1996           19,924.21   17,736.69   16,455.48
09/30/1996           21,034.58   18,731.39   17,653.73
10/31/1996           20,884.87   19,259.30   17,760.10
11/29/1996           22,219.80   20,706.78   19,093.56
12/31/1996           21,479.80   20,296.55   18,719.74
01/31/1997           22,725.01   21,573.35   20,032.70
02/28/1997           22,224.22   21,730.49   19,897.06
03/31/1997           21,547.48   20,834.19   18,820.32
04/30/1997           22,616.73   22,086.97   20,070.05
05/30/1997           24,051.43   23,414.15   21,518.42
06/30/1997           25,404.91   24,464.68   22,379.61
07/31/1997           27,651.70   26,424.52   24,358.91
08/29/1997           26,325.28   24,942.48   22,933.17
09/30/1997           27,651.70   26,305.76   24,061.69
10/31/1997           26,460.63   25,437.92   23,172.36
11/28/1997           26,690.72   26,606.40   24,156.60
12/31/1997           27,191.05   27,064.38   24,427.21
01/30/1998           27,490.03   27,375.12   25,157.64
02/27/1998           29,268.14   29,333.23   27,050.04
03/31/1998           30,810.23   30,837.19   28,128.37
04/30/1998           31,282.30   31,145.84   28,517.62
05/29/1998           30,810.23   30,592.02   27,708.40
06/30/1998           32,493.93   31,837.07   29,405.43
07/31/1998           32,006.13   31,517.42   29,210.79
08/31/1998           26,435.74   26,956.79   24,826.95
09/30/1998           28,072.24   28,677.28   26,734.09
10/30/1998           30,054.92   31,026.80   28,882.75
11/30/1998           31,549.80   32,899.61   31,079.72
12/31/1998           33,998.29   34,797.16   33,882.17
01/29/1999           36,363.68   36,260.74   35,871.67
02/26/1999           35,414.20   35,114.27   34,232.94
03/31/1999           37,363.14   36,517.65   36,035.85
04/30/1999           36,863.41   37,940.50   36,081.93
05/28/1999           35,330.91   37,027.73   34,973.04
06/30/1999           37,746.27   39,089.15   37,422.72
07/30/1999           36,463.63   37,873.92   36,233.45
08/31/1999           36,513.60   37,682.86   36,825.23
09/30/1999           35,880.61   36,647.51   36,051.53
10/29/1999           38,862.33   38,983.48   38,774.69
11/30/1999           40,911.22   39,760.10   40,866.43
12/31/1999           47,278.34   42,100.89   45,117.15
01/31/2000           45,574.98   39,993.00   43,001.34
02/29/2000           50,368.17   39,224.45   45,103.70
03/31/2000           51,635.79   43,061.48   48,331.56
04/28/2000           45,436.33   41,769.59   46,031.71
05/31/2000           41,910.76   40,896.57   43,714.16
06/30/2000           45,416.52   41,915.74   47,026.97
07/31/2000           44,346.97   41,266.52   45,066.19
08/31/2000           49,239.20   43,814.46   49,147.02
09/29/2000           45,891.88   41,507.33   44,497.77
10/31/2000           41,554.24   41,343.72   42,392.58
11/30/2000           34,760.57   38,067.62   36,143.55
12/29/2000           34,404.89   38,257.41   34,999.65
01/31/2001           35,508.39   39,619.05   37,417.71
02/28/2001           29,868.25   35,993.47   31,065.34
03/30/2001           26,753.91   33,719.61   27,684.58
04/30/2001           29,132.58   36,346.50   31,186.38
05/31/2001           28,445.95   36,569.48   30,726.98
06/29/2001           27,710.28   35,691.55   30,015.57
07/31/2001           26,557.73   35,347.16   29,265.24
08/31/2001           24,424.28   33,123.32   26,872.66
09/28/2001           22,634.15   30,444.88   24,189.14
10/31/2001           23,296.25   31,039.08   25,458.34
11/30/2001           25,748.49   33,412.69   27,904.01
12/31/2001           25,822.06   33,704.34   27,851.63

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT STRATEGY OR HOLDINGS HELPED PERFORMANCE MOST IN 2001?

Overall, our stock selection in the healthcare sector cushioned the Fund's return most in 2001. We had been optimistic about the defensive nature of the pharmaceuticals industry. This was true for select companies, but not for the sector as a whole. The Fund's holdings of TENET HEALTHCARE CORPORATION, ABBOTT LABORATORIES, BAXTER INTERNATIONAL, INC. and UNITEDHEALTH GROUP, INC. each posted solid returns that more than compensated for the declines in our big pharmaceuticals names. The Fund's holdings of MERCK & COMPANY, INC., PFIZER, INC., PHARMACIA CORPORATION and BRISTOL-MYERS SQUIBB COMPANY were a drag on performance despite their good cashflow prospects over both the short and long term.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                     INCEPTION       1       5       10      SINCE
                                       DATE        YEAR    YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)    12/31/99     (29.23%)   --     --     (28.27%)
        Without sales charge         12/31/99     (24.89%)   --     --     (26.11%)

CLASS B SHARES
        With redemption*             12/31/99     (28.36%)   --     --     (27.78%)
        Without redemption           12/31/99     (25.38%)   --     --     (26.59%)

CLASS C SHARES
        With redemption**            12/31/99     (26.32%)   --     --     (26.66%)
        Without redemption           12/31/99     (25.58%)   --     --     (26.66%)

CLASS F SHARES                        1/5/62      (24.95%)  3.75%  9.95%      N/A

CLASS R SHARES                       12/31/99     (24.88%)   --     --     (25.99%)

CLASS T SHARES
        With sales charge (4.50%)    12/31/99     (29.20%)   --     --     (28.30%)
        Without sales charge         12/31/99     (25.86%)   --     --     (26.62%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     The Fund's cash position at the time of the September 11 attacks shielded it from much of the aggressive early selling that emerged when the U.S. markets reopened. While this relatively large position resulted from the poor economic environment at the time of the tragedies, it served the Fund well when the surprise attacks occurred.

     The Fund's holdings of well-known names such as MICROSOFT CORPORATION, HOME DEPOT, INC., WAL-MART STORES, INC. and JOHNSON & Johnson ended the year as some of its top performers. Microsoft continued to be buoyed by the release of its XP Office program suite and expectations for the launch late in the year of its next-generation Windows XP operating system. The resolution of the company's suit by the Justice Department was another key driver of Microsoft's share price in 2001.

[CHART]

PORTFOLIO COMPOSITION

Technology                           33.29%
Healthcare                           14.06%
Consumer Cyclicals                   12.98%
Consumer Staples                     10.62%
Financials                           10.06%
Capital Goods                         8.24%
Transportation                        1.10%
Communication Services                0.41%
Utilities                             0.31%
Cash & Equivalents                    8.93%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT HINDERED PERFORMANCE MOST DURING 2001?

The Fund's technology-related holdings contributed to its sub-par performance in the first three quarters of 2001. Cisco Systems, Inc., EMC Corporation and Oracle Corporation were the Fund's three worst performers, reflecting the devastating returns many technology-related companies posted in the first three quarters of the year. Unlike other technology-related holdings in the Fund, these names did not recover sufficiently in the fourth quarter. In hindsight, it is clear that the disappointing earnings announced or warned of by several technology companies in February were a portent of most of the year.

     The Fund's holdings in the capital goods sector also weighed on returns, though not to the extent that its technology names did. Poor stock selection in this sector hindered performance, specifically, the Fund's positions in General Electric Company and Boeing Company, which is no longer a Fund holding.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

In the near term, we believe that share prices have moved up a bit too quickly and have reached levels that are slightly ahead of underlying fundamentals. We will be watching each earnings reporting season closely to glean more information about whether and to what extent fundamentals are truly turning around.

/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-84.8%
ALUMINUM-0.3%
       77,825  Alcoa, Inc........................................       $  2,766,679
                                                                        ------------
BANKS (MAJOR REGIONAL)-1.2%
      129,150  Northern Trust Corporation........................          7,777,413
       54,750  State Street Corporation..........................          2,860,688
                                                                        ------------
                                                                          10,638,101
                                                                        ------------
BANKS (MONEY CENTER)-0.5%
       73,825  Bank of America Corporation.......................          4,647,284
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.7%
      129,300  Coca-Cola Company.................................          6,096,495
      375,995  PepsiCo, Inc......................................         18,307,197
                                                                        ------------
                                                                          24,403,692
                                                                        ------------
BIOTECHNOLOGY-1.8%
      279,510  Amgen, Inc.*......................................         15,775,544
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
       99,650  Clear Channel Communications, Inc.*...............          5,073,182
      271,508  Comcast Corporation Special Class A*..............          9,774,288
                                                                        ------------
                                                                          14,847,470
                                                                        ------------
BUILDING MATERIALS-0.3%
       95,400  Masco Corporation.................................          2,337,300
                                                                        ------------
COMMUNICATION EQUIPMENT-1.0%
      175,850  QUALCOMM, Inc.*...................................          8,880,425
                                                                        ------------
COMPUTERS (HARDWARE)-3.1%
      425,760  Dell Computer Corporation*........................         11,572,157
      134,950  International Business Machines Corporation.......         16,323,552
                                                                        ------------
                                                                          27,895,709
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-3.7%
      343,250  Brocade Communications Systems, Inc.*.............       $ 11,368,440
    1,207,680  Cisco Systems, Inc.*..............................         21,871,085
                                                                        ------------
                                                                          33,239,525
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-11.9%
      151,500  Adobe Systems, Inc................................          4,704,075
      161,800  Mercury Interactive Corporation*..................          5,497,964
      541,038  Microsoft Corporation*............................         35,854,588
      868,470  Oracle Corporation*...............................         11,993,571
      302,525  PeopleSoft, Inc.*.................................         12,161,505
      158,575  Retek, Inc.*......................................          4,736,635
      523,125  Siebel Systems, Inc.*.............................         14,637,038
      380,835  VERITAS Software Corporation*.....................         17,069,025
                                                                        ------------
                                                                         106,654,401
                                                                        ------------
CONSUMER FINANCE-1.1%
      270,375  MBNA Corporation..................................          9,517,200
                                                                        ------------
ELECTRICAL EQUIPMENT-3.4%
      764,059  General Electric Company..........................         30,623,485
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-9.6%
      600,375  Altera Corporation*...............................         12,739,958
      103,800  Analog Devices, Inc.*.............................          4,607,682
      732,126  Intel Corporation.................................         23,025,363
      219,700  Linear Technology Corporation.....................          8,577,088
       97,775  Maxim Integrated Products, Inc.*..................          5,134,165
      178,225  Micron Technology, Inc.*..........................          5,524,975
      566,632  Texas Instruments, Inc............................         15,865,696
      269,150  Xilinx, Inc.*.....................................         10,510,308
                                                                        ------------
                                                                          85,985,235
                                                                        ------------
ENTERTAINMENT-4.1%
      587,115  AOL Time Warner, Inc.*............................         18,846,392
      258,696  Viacom, Inc. Class B*.............................         11,421,428
      319,200  Walt Disney Company...............................          6,613,824
                                                                        ------------
                                                                          36,881,644
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
      143,075  Novellus Systems, Inc.*...........................          5,644,309
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.6%
      465,076  Citigroup, Inc....................................         23,477,036
      237,075  J.P. Morgan Chase & Company.......................          8,617,676
                                                                        ------------
                                                                          32,094,712
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-3.8%
      137,952  Abbott Laboratories...............................       $  7,690,824
      201,557  American Home Products Corporation................         12,367,538
      236,350  Johnson & Johnson.................................         13,968,285
                                                                        ------------
                                                                          34,026,647
                                                                        ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.1%
      717,563  Pfizer, Inc.......................................         28,594,886
      193,448  Pharmacia Corporation.............................          8,250,557
                                                                        ------------
                                                                          36,845,443
                                                                        ------------
HEALTHCARE (MANAGED CARE)-0.8%
      101,975  UnitedHealth Group, Inc...........................          7,216,771
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.4%
      172,529  Baxter International, Inc.........................          9,252,730
      103,550  Becton, Dickinson and Company.....................          3,432,683
      142,375  Boston Scientific Corporation*....................          3,434,085
      109,169  Medtronic, Inc....................................          5,590,544
                                                                        ------------
                                                                          21,710,042
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.7%
      104,500  Colgate-Palmolive Company.........................          6,034,875
                                                                        ------------
INSURANCE (MULTI-LINE)-1.7%
      195,849  American International Group, Inc.................         15,550,411
                                                                        ------------
INSURANCE BROKERS-0.7%
       57,500  Marsh & McLennan Companies, Inc...................          6,178,375
                                                                        ------------
INVESTMENT BANKING & BROKERAGE-1.3%
       55,450  Goldman Sachs Group, Inc..........................          5,142,988
      126,975  Merrill Lynch & Company, Inc......................          6,617,937
                                                                        ------------
                                                                          11,760,925
                                                                        ------------
MANUFACTURING (DIVERSIFIED)-3.2%
      367,210  Tyco International Limited........................         21,628,669
      109,525  United Technologies Corporation...................          7,078,601
                                                                        ------------
                                                                          28,707,270
                                                                        ------------
PUBLISHING (NEWSPAPERS)-0.4%
       47,875  Gannett Company, Inc..............................          3,218,636
                                                                        ------------
RAILROADS-1.1%
      174,175  Union Pacific Corporation.........................          9,927,975
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-3.0%
      397,216  Home Depot, Inc...................................         20,261,988
      144,200  Lowe's Companies, Inc.............................          6,692,322
                                                                        ------------
                                                                          26,954,310
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
      126,925  Best Buy Company, Inc.*...........................          9,453,374
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.0%
      128,804  Kohl's Corporation*...............................       $  9,072,954
                                                                        ------------
RETAIL (DRUG STORES)-0.5%
      135,800  Walgreen Company..................................          4,571,028
                                                                        ------------
RETAIL (FOOD CHAINS)-0.3%
       68,525  Safeway, Inc.*....................................          2,860,919
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)-3.7%
      181,075  Costco Wholesale Corporation*.....................          8,036,109
      435,321  Wal-Mart Stores, Inc..............................         25,052,715
                                                                        ------------
                                                                          33,088,824
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
       32,402  Omnicom Group, Inc................................          2,895,119
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)-3.3%
      529,375  Cendant Corporation*..............................         10,381,044
       52,500  Cintas Corporation................................          2,540,475
      106,275  H&R Block, Inc....................................          4,750,493
      735,445  Royal Caribbean Cruises Limited...................         11,914,209
                                                                        ------------
                                                                          29,586,221
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
      151,475  Sprint Corporation (PCS Group)*...................          3,697,505
                                                                        ------------
TOBACCO-0.6%
      127,825  Philip Morris Companies, Inc......................          5,860,776
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$759,017,205)..............................................        762,051,115
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
BIOTECHNOLOGY-1.2%
      486,275  Serono SA ADR (SZ)................................         10,790,442
                                                                        ------------
COMMUNICATION EQUIPMENT-1.2%
      440,050  Nokia Oyj Sponsored ADR (FI)......................         10,794,427
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
      209,050  Check Point Software Technologies Limited ADR
               (IS)*.............................................          8,339,005
                                                                        ------------
ELECTRICAL EQUIPMENT-1.7%
      185,275  Celestica, Inc. ADR (CA)*.........................          7,483,257
      300,200  Flextronics International Limited ADR (SG)*.......          7,201,798
                                                                        ------------
                                                                          14,685,055
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.3%
      286,650  STMicroelectronics NV ADR (SZ)....................       $  9,078,206
      157,125  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................          2,697,836
                                                                        ------------
                                                                          11,776,042
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$55,944,607)...............................................         56,384,971
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.5%
BEVERAGES (ALCOHOLIC)-2.8%
$  24,700,000  Anheuser-Busch Company
               1.95% 1/02/02.....................................       $ 24,698,662
                                                                        ------------
CONSUMER FINANCE-4.4%
   39,500,000  American General Finance
               1.77% 1/03/02.....................................         39,496,116
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.3%
   30,000,000  American Express Credit Corporation
               1.93% 1/02/02.....................................         29,998,392
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$94,193,170).....................................         94,193,170
                                                                        ------------
TOTAL INVESTMENTS-101.6%
(COST-$909,154,982)..............................................        912,629,256
OTHER ASSETS AND LIABILITIES-(1.6%)..............................        (13,957,907)
                                                                        ------------
NET ASSETS-100.0%................................................       $898,671,349
                                                                        ============

*  NON-INCOME PRODUCING.

   SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $909,154,982
                                                    ------------
Investment securities, at market..................   912,629,256
Cash..............................................     2,859,420
Receivables:
  Investment securities sold......................    10,341,133
  Capital shares sold.............................       908,156
  Dividends.......................................       603,160
  From transfer agent.............................       114,871
                                                    ------------
    Total Assets..................................   927,455,996
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    17,782,637
  Capital shares redeemed.........................     9,729,749
  Advisory fees...................................       559,350
  Shareholder servicing fees......................        56,398
  Accounting fees.................................        20,996
  Distribution fees...............................       389,902
  To transfer agent...............................        29,341
  Other...........................................       216,274
                                                    ------------
    Total Liabilities.............................    28,784,647
                                                    ------------
Net Assets........................................  $898,671,349
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................  $  7,794,721
Shares Outstanding--Class A.......................       740,412
Net Asset Value, Redemption Price Per Share.......  $      10.53
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      11.17

Net Assets--Class B...............................  $ 19,828,622
Shares Outstanding--Class B.......................     1,910,206
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      10.38

Net Assets--Class C...............................  $  2,978,715
Shares Outstanding--Class C.......................       287,450
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      10.36

Net Assets--Class F...............................  $865,424,894
Shares Outstanding--Class F.......................    82,171,656
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      10.53

Net Assets--Class R...............................  $  2,023,294
Shares Outstanding--Class R.......................       191,482
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      10.57

Net Assets--Class T...............................  $    621,103
Shares Outstanding--Class T.......................        59,847
Net Asset Value, Redemption Price Per Share.......  $      10.38
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      10.87

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     6,499,183
  Interest........................................        1,290,499
                                                    ---------------
    Total Investment Income.......................        7,789,682
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        7,528,407
  Shareholder servicing fees--Note 2..............          721,067
  Accounting fees--Note 2.........................          277,434
  Distribution fees--Note 2.......................        2,810,179
  Transfer agency fees--Note 2....................        2,221,700
  Registration fees--Note 2.......................          105,185
  Postage and mailing expenses....................          112,789
  Custodian fees and expenses--Note 2.............           46,751
  Printing expenses...............................          174,446
  Legal and audit fees............................          122,886
  Directors' fees and expenses....................          101,021
  Other expenses..................................          152,938
                                                    ---------------
    Total Expenses................................       14,374,803
    Earnings Credits..............................          (87,554)
    Expense Offset to Broker Commissions..........           (3,900)
                                                    ---------------
    Net Expenses..................................       14,283,349
                                                    ---------------
  Net Investment (Loss)...........................       (6,493,667)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (500,420,277)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      150,377,365
                                                    ---------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....     (350,042,912)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (356,536,579)
                                                    ===============

Purchases of long-term securities.................  $ 1,585,259,099
Proceeds from sales of long-term securities.......  $ 1,837,352,300

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED      YEAR ENDED
                                            12/31/01        12/31/00
                                          -------------  ---------------
OPERATIONS
Net Investment (Loss)...................  $  (6,493,667) $   (18,033,306)
Net Realized Gain (Loss) from Security
  Transactions..........................   (500,420,277)     283,004,732
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................    150,377,365   (1,067,108,627)
                                          -------------  ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (356,536,579)    (802,137,201)
                                          -------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (1,670,573)
  Class B...............................              0       (4,717,012)
  Class C...............................              0         (717,630)
  Class F...............................              0     (443,285,960)
  Class R...............................              0           (1,721)
  Class T...............................              0         (165,682)
                                          -------------  ---------------
Net (Decrease) from Dividends and
  Distributions.........................              0     (450,558,578)
                                          -------------  ---------------

                                            YEAR ENDED      YEAR ENDED
                                             12/31/01        12/31/00
                                          --------------  ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    8,718,130  $    13,684,618
  Class B...............................       5,046,747       35,867,306
  Class C...............................         872,746        6,406,671
  Class F...............................     144,240,162      728,164,158
  Class R...............................       2,393,330           10,517
  Class T...............................         326,557        1,257,654
Reinvested dividends and distributions
  Class A...............................               0        1,485,128
  Class B...............................               0        4,114,409
  Class C...............................               0          443,412
  Class F...............................               0      429,851,007
  Class R...............................               0            1,721
  Class T...............................               0          160,189
                                          --------------  ---------------
                                             161,597,672    1,221,446,790
Cost of shares redeemed
  Class A...............................      (6,306,430)      (2,089,525)
  Class B...............................      (3,714,222)      (2,237,788)
  Class C...............................      (1,109,434)        (505,400)
  Class F...............................    (375,396,792)  (1,806,681,339)**
  Class R...............................        (218,572)             (10)
  Class T...............................        (318,291)        (173,912)
                                          --------------  ---------------
                                            (387,063,741)  (1,811,687,974)
                                          --------------  ---------------
Net (Decrease) from Capital Share
  Transactions..........................    (225,466,069)    (590,241,184)
                                          --------------  ---------------
Net (Decrease) in Net Assets............    (582,002,648)  (1,842,936,963)

NET ASSETS
  Beginning of year.....................  $1,480,673,997  $ 3,323,610,960
                                          --------------  ---------------
  End of year...........................  $  898,671,349  $ 1,480,673,997
                                          ==============  ===============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,534,336,254  $ 1,766,303,765
Accumulated undistributed net investment
  income................................               0                0
Accumulated undistributed net realized
  (loss) from security transactions.....    (639,135,352)    (138,722,850)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       3,470,447     (146,906,918)
                                          --------------  ---------------
Total...................................  $  898,671,349  $ 1,480,673,997
                                          ==============  ===============

** DURING THE PERIOD ENDED DECEMBER 31, 2000, THE FUND DISBURSED TO A REDEEMING SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $856,102,708 ON THE DATE OF REDEMPTION.

    SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......    $14.02      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.05)      (0.05)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.44)      (6.39)
                                            ------      ------
        Total from investment
          operations....................     (3.49)      (6.44)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............    $10.53      $14.02
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (24.89%)    (27.30%)
    Net assets, end of period (000s)....    $7,795      $8,655
    Net expenses to average net
      assets#...........................      1.20%       1.05%
    Gross expenses to average net
      assets#...........................      1.21%       1.08%
    Net investment (loss) to average net
      assets............................     (0.47%)     (0.54%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)...............     (0.13)      (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.40)      (6.44)
                                           -------     -------
        Total from investment
          operations....................     (3.53)      (6.55)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                           -------     -------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............   $ 10.38     $ 13.91
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (25.38%)    (27.77%)
    Net assets, end of period (000s)....   $19,829     $25,359
    Net expenses to average net
      assets#...........................      1.92%       1.80%
    Gross expenses to average net
      assets#...........................      1.93%       1.82%
    Net investment (loss) to average net
      assets............................     (1.20%)     (1.29%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......    $13.92      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.18)      (0.10)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.38)      (6.44)
                                            ------      ------
        Total from investment
          operations....................     (3.56)      (6.54)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
    Total distributions.................      0.00       (3.42)
Net Asset Value, end of year............    $10.36      $13.92
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (25.58%)    (27.72%)
    Net assets, end of period (000s)....    $2,979      $4,384
    Net expenses to average net
      assets#...........................      2.10%       1.80%
    Gross expenses to average net
      assets#...........................      2.11%       1.82%
    Net investment (loss) to average net
      assets............................     (1.38%)     (1.28%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                               YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                             2001        2000          1999          1998          1997
                           --------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $  14.03   $    23.87    $    20.41    $    17.28    $    15.87
Income from investment
  operations:
    Net investment income
      (loss).............     (0.15)       (0.21)        (0.09)         0.01          0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........     (3.35)       (6.21)         7.73          4.26          4.09
                           --------   ----------    ----------    ----------    ----------
         Total from
            investment
            operations...     (3.50)       (6.42)         7.64          4.27          4.16
Less distributions:
    From net investment
      income.............      0.00         0.00          0.00*        (0.01)        (0.07)
    From net realized
      gains..............      0.00        (3.42)        (4.18)        (1.13)        (2.68)
                           --------   ----------    ----------    ----------    ----------
     Total
       distributions.....      0.00        (3.42)        (4.18)        (1.14)        (2.75)
Net Asset Value, end of
  year...................  $  10.53   $    14.03    $    23.87    $    20.41    $    17.28
                           ========   ==========    ==========    ==========    ==========
Total Return/Ratios
    Total return.........    (24.95%)      (27.23%)       39.06%       25.04%        26.60%
    Net assets, end of
      period (000s)......  $865,425   $1,441,466    $3,323,606    $2,360,180    $1,757,449
    Net expenses to
      average net
      assets#............      1.30%        1.06%         1.08%         1.08%         1.10%
    Gross expenses to
      average net
      assets#............      1.31%        1.07%         1.09%         1.10%         1.12%
    Net investment income
      (loss) to average
      net assets.........     (0.58%)       (0.58%)       (0.47%)        0.05%        0.48%
    Portfolio turnover
      rate@..............       152%         182%          117%          143%          189%

  * Distributions from investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......    $14.07      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.02)      (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.48)      (6.37)
                                            ------      ------
        Total from investment
          operations....................     (3.50)      (6.39)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............    $10.57      $14.07
                                            ======      ======
Total Return/Ratios
    Total return........................    (24.88%)    (27.08%)
    Net assets, end of period (000s)....    $2,023      $    9
    Net expenses to average net
      assets#...........................      1.46%       0.79%
    Gross expenses to average net
      assets#...........................      1.46%       0.82%
    Net investment (loss) to average net
      assets............................     (0.72%)     (0.29%)
    Portfolio turnover rate@............       152%        182%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $14.00      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.19)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.43)      (6.37)
                                            ------      ------
        Total from investment
          operations....................     (3.62)      (6.46)
Less distributions:
From net investment income..............      0.00        0.00
From net realized gains.................      0.00       (3.42)
                                            ------      ------
    Total distributions.................      0.00       (3.42)
Net Asset Value, end of year............    $10.38      $14.00
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (25.86%)    (27.38%)
    Net assets, end of period (000s)....    $  621      $  802
    Net expenses to average net
      assets#...........................      2.55%       1.29%
    Gross expenses to average net
      assets#...........................      2.56%       1.32%
    Net investment (loss) to average net
      assets............................     (1.83%)     (0.80%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $202,341 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Included in Class F transfer agency fees are nonrecurring sub-transfer agency fees in the amount of $1 million. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001 the Fund was charged $39,862 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001 Class A, Class B, Class C, and Class T shares were charged $23,924, $53,353, $8,851, and $1,596, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, Class F and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001 Class B, Class C, Class F, and Class T shares were charged $160,059, $26,556, $2,621,968,and $1,596, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,674, $7,693, $7,678, $67,134, $7,550, and $7,456, respectively, for registration fees. During the year ended December 31, 2001, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME        GAINS AND LOSSES       PAID-IN CAPITAL
         -----------------   --------------------------  ---------------
             $6,493,667                $7,775              $(6,501,442)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $575,343,068
Post-October Capital Loss Deferral................  $24,275,720
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $948,671,546
Unrealized Appreciation...........................  $55,914,816
Unrealized (Depreciation).........................  $(91,957,106)
Net (Depreciation)................................  $(36,042,290)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/01      12/31/00
                                          ------------  ------------
CLASS A
      Shares sold.......................       768,703       640,125
      Shares issued for dividends
        reinvested......................             0       103,493
      Shares redeemed...................      (645,738)     (126,213)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       122,965       617,405

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/01      12/31/00
                                          ------------  ------------
CLASS B
      Shares sold.......................       428,141     1,650,755
      Shares issued for dividends
        reinvested......................             0       288,734
      Shares redeemed...................      (340,656)     (116,810)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        87,485     1,822,679
CLASS C
      Shares sold.......................        75,466       307,813
      Shares issued for dividends
        reinvested......................             0        31,117
      Shares redeemed...................      (102,946)      (24,042)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (27,480)      314,888
CLASS F
      Shares sold.......................    12,456,303    31,725,033
      Shares issued for dividends
        reinvested......................             0    29,933,759
      Shares redeemed...................   (33,007,668)  (98,183,193)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (20,551,365)  (36,524,401)
CLASS R
      Shares sold.......................       211,325           461
      Shares issued for dividends
        reinvested......................             0           120
      Shares redeemed...................       (20,465)           (1)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       190,860           580
CLASS T
      Shares sold.......................        32,467        56,387
      Shares issued for dividends
        reinvested......................             0        11,186
      Shares redeemed...................       (29,888)      (10,347)
      NET INCREASE IN SHARES
        OUTSTANDING.....................         2,579        57,226

5. SUBSEQUENT EVENTS
On November 16, 2001, the Board of Directors of the Company approved a proposal to reorganize the Dreyfus Founders Focus Fund into the Fund. The proposed reorganization is subject to approval by shareholders of the Dreyfus Founders Focus Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the first half of 2002.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)
Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired, Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-GRO-01

DREYFUS FOUNDERS
GROWTH FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                           3
Statement of Investments                     10
Statement of Assets and Liabilities          15
Statement of Operations                      17
Statements of Changes in Net Assets          18
Financial Highlights                         20
Notes to Financial Statements                26
Report of Independent Accountants            32
Your Board Representatives                   33




        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN 2001?

In a pattern that was much like the rocky ride of 2000, the markets in 2001 rose one quarter only to fall the next, then rise again. The year's drivers of performance differed, of course, with an environment of aggressive Federal Reserve Board rate cutting and the tragedies of September 11 impacting the market during 2001. Specifically, the first and third quarters of 2001 were dismal for the markets, but the second and especially fourth quarters provided some respite.

     Nonetheless, the Growth Fund in 2001 underperformed the -20.42% return of its benchmark, the Russell 1000 Growth Index. The Fund also underperformed the -11.90% return of its more broad-based benchmark, the Standard & Poor's (S&P) 500 Index. (See pages 6 and 7 for the Fund's total returns and for index descriptions.)

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

I subscribe to a growth-oriented, bottom-up research approach, having learned it early in my career as an analyst here at Founders. Our team works in an environment that embraces fundamental stockpicking. I believe that a portfolio manager's goal of producing above-average returns is difficult to reach unless he or she has the confidence to take substantial positions in companies, and you can't

[SIDENOTE]

"INVESTORS ALTERNATED BETWEEN HOPE AND DESPAIR OVER A POSSIBLE U.S. RECOVERY AT VARIOUS POINTS IN 2001. THIS UNCERTAINTY MEANT A SECOND YEAR OF INVESTORS FAVORING MORE DEFENSIVE ISSUES, WHICH BOOSTED VALUE-ORIENTED STOCKS AT THE EXPENSE OF GROWTH STOCKS--THE TYPE SOUGHT BY THE GROWTH FUND."

take a substantial position until you've done fundamental, bottom-up analysis on each company. Overall, my goal is to have between 40 and 70 larger holdings in the Growth Fund, vs. the Fund's historic bias toward holding more than 100 names.

     When researching individual companies, I look for superior company management, superior products, and superior execution--characteristics that can lead companies to grow at above-industry growth rates. For example, we seek companies that have the potential to deliver top line, or sales, growth of at least 8%, and bottom line, or profit, growth of at least 13%.

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Growth Fund. In fact, the gap in performance was quite wide for the full year; the Russell 1000 Growth Index lost -20.42% for the year ending December 31, 2001, while the Russell 1000 Value Index(1) lost a relatively modest -5.59% in the same period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Growth Fund has a new portfolio manager, John Jares, CFA, who took the reins in November 2001.

- Jares expects to hold larger positions in 40 to 70 names, vs. the Fund's historic bias toward holding more than 100 names.

- Performance was uneven in 2001, as the technology sector moved in and out of favor.

- Several healthcare-related companies boosted the Fund's returns, as did its fortuitous holding of cash at the time of the surprise September 11 attacks.

     More significantly, the two positive quarters mentioned above were not sufficient to overcome the damage of the two negative quarters. And while both large-cap growth and small-cap growth stocks posted positive returns on average in the fourth quarter, large-cap growth stocks were bested by their small-cap growth brethren in the fourth quarter and for 2001. To illustrate, the Russell 2000 Growth Index(2) returned -9.23% for the full year, less than half the decline of the Russell 1000 Growth Index.

     Overall, the investment environment was both challenging and unfavorable to large-cap growth stocks. Accordingly, the Fund delivered seesaw performance throughout the year, as did its universe of stocks and its benchmark indexes. While the terrorist attacks of September 11 drove many share prices down to low levels given their fundamentals, we were fortunate that the Fund held a higher-than-average cash position at the time

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)

 1.   Microsoft Corporation  (MSFT)                 3.99%
 2.   General Electric Company  (GE)                3.41%
 3.   Pfizer, Inc.  (PFE)                           3.18%
 4.   Wal-Mart Stores, Inc.  (WMT)                  2.79%
 5.   Citigroup, Inc.  (C)                          2.61%
 6.   Intel Corporation  (INTC)                     2.56%
 7.   Cisco Systems, Inc.  (CSCO)                   2.43%
 8.   Tyco International Limited  (TYC)             2.41%
 9.   Home Depot, Inc.  (HD)                        2.25%
10.   AOL Time Warner  (AOL)                        2.10%

of these tragic incidents. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. The Fund's solid performance in the fourth quarter was a reflection of this more favorable environment.

GROWTH OF $10,000 INVESTMENT

[CHART]

                                               RUSSELL
                      GROWTH                     1000
                       FUND       S&P 500       GROWTH
12/31/1991           10,000.00   10,000.00   10,000.00
01/31/1992            9,857.40    9,824.76    9,759.33
02/28/1992            9,875.22    9,939.62    9,775.61
03/31/1992            9,411.76    9,746.64    9,508.03
04/30/1992            9,046.35   10,044.83    9,577.40
05/29/1992            9,295.90   10,079.21    9,646.78
06/30/1992            8,983.96    9,931.43    9,403.98
07/31/1992            9,376.11   10,350.12    9,824.45
08/31/1992            8,957.22   10,127.32    9,704.11
09/30/1992            9,082.00   10,245.36    9,814.54
10/30/1992            9,402.85   10,301.83    9,962.48
11/30/1992            9,964.35   10,637.58   10,394.99
12/31/1992           10,431.59   10,761.89   10,499.04
01/29/1993           10,758.20   10,861.20   10,378.71
02/26/1993           10,481.08   10,997.43   10,212.36
03/31/1993           11,015.53   11,230.14   10,409.15
04/30/1993           10,629.54   10,969.14    9,992.21
05/28/1993           11,520.28   11,242.15   10,341.90
06/30/1993           12,005.24   11,276.70   10,247.75
07/31/1993           12,084.42   11,250.97   10,064.42
08/31/1993           12,698.04   11,667.56   10,477.81
09/30/1993           13,163.21   11,576.17   10,400.65
10/31/1993           13,153.31   11,826.61   10,689.46
11/30/1993           12,510.00   11,699.75   10,617.97
12/31/1993           13,094.99   11,844.98   10,800.59
01/31/1994           13,898.89   12,256.85   11,051.18
02/28/1994           13,697.91   11,912.28   10,848.73
03/31/1994           12,989.22   11,395.20   10,324.20
04/30/1994           12,798.82   11,552.89   10,371.63
05/31/1994           12,460.34   11,725.31   10,528.77
06/30/1994           11,656.45   11,440.76   10,217.31
07/29/1994           12,174.75   11,828.16   10,566.29
08/31/1994           12,957.49   12,304.41   11,154.53
09/30/1994           12,767.09   12,001.13   11,003.75
10/31/1994           13,169.04   12,280.86   11,262.12
11/30/1994           12,566.12   11,823.98   10,901.11
12/31/1994           12,656.90   11,998.49   11,083.74
01/31/1995           12,569.84   12,317.23   11,320.87
02/28/1995           13,179.28   12,786.39   11,795.14
03/31/1995           13,701.67   13,166.16   12,139.17
04/28/1995           14,006.39   13,563.02   12,404.62
05/31/1995           14,474.36   14,089.01   12,836.41
06/30/1995           15,464.71   14,422.12   13,331.87
07/31/1995           16,966.56   14,909.74   13,885.90
08/31/1995           16,966.56   14,938.75   13,901.07
09/29/1995           17,728.37   15,567.24   14,541.84
10/31/1995           17,728.37   15,521.95   14,551.91
11/30/1995           18,294.28   16,190.63   15,117.50
12/31/1995           18,427.09   16,502.46   15,204.17
01/31/1996           18,751.47   17,075.02   15,712.75
02/29/1996           19,337.84   17,222.07   16,000.11
03/29/1996           19,462.60   17,389.03   16,020.64
04/30/1996           20,398.30   17,656.48   16,442.16
05/31/1996           21,171.81   18,095.72   17,016.68
06/28/1996           20,747.63   18,168.84   17,039.79
07/31/1996           19,200.60   17,373.84   16,041.43
08/30/1996           19,924.21   17,736.69   16,455.48
09/30/1996           21,034.58   18,731.39   17,653.73
10/31/1996           20,884.87   19,259.30   17,760.10
11/29/1996           22,219.80   20,706.78   19,093.56
12/31/1996           21,479.80   20,296.55   18,719.74
01/31/1997           22,725.01   21,573.35   20,032.70
02/28/1997           22,224.22   21,730.49   19,897.06
03/31/1997           21,547.48   20,834.19   18,820.32
04/30/1997           22,616.73   22,086.97   20,070.05
05/30/1997           24,051.43   23,414.15   21,518.42
06/30/1997           25,404.91   24,464.68   22,379.61
07/31/1997           27,651.70   26,424.52   24,358.91
08/29/1997           26,325.28   24,942.48   22,933.17
09/30/1997           27,651.70   26,305.76   24,061.69
10/31/1997           26,460.63   25,437.92   23,172.36
11/28/1997           26,690.72   26,606.40   24,156.60
12/31/1997           27,191.05   27,064.38   24,427.21
01/30/1998           27,490.03   27,375.12   25,157.64
02/27/1998           29,268.14   29,333.23   27,050.04
03/31/1998           30,810.23   30,837.19   28,128.37
04/30/1998           31,282.30   31,145.84   28,517.62
05/29/1998           30,810.23   30,592.02   27,708.40
06/30/1998           32,493.93   31,837.07   29,405.43
07/31/1998           32,006.13   31,517.42   29,210.79
08/31/1998           26,435.74   26,956.79   24,826.95
09/30/1998           28,072.24   28,677.28   26,734.09
10/30/1998           30,054.92   31,026.80   28,882.75
11/30/1998           31,549.80   32,899.61   31,079.72
12/31/1998           33,998.29   34,797.16   33,882.17
01/29/1999           36,363.68   36,260.74   35,871.67
02/26/1999           35,414.20   35,114.27   34,232.94
03/31/1999           37,363.14   36,517.65   36,035.85
04/30/1999           36,863.41   37,940.50   36,081.93
05/28/1999           35,330.91   37,027.73   34,973.04
06/30/1999           37,746.27   39,089.15   37,422.72
07/30/1999           36,463.63   37,873.92   36,233.45
08/31/1999           36,513.60   37,682.86   36,825.23
09/30/1999           35,880.61   36,647.51   36,051.53
10/29/1999           38,862.33   38,983.48   38,774.69
11/30/1999           40,911.22   39,760.10   40,866.43
12/31/1999           47,278.34   42,100.89   45,117.15
01/31/2000           45,574.98   39,993.00   43,001.34
02/29/2000           50,368.17   39,224.45   45,103.70
03/31/2000           51,635.79   43,061.48   48,331.56
04/28/2000           45,436.33   41,769.59   46,031.71
05/31/2000           41,910.76   40,896.57   43,714.16
06/30/2000           45,416.52   41,915.74   47,026.97
07/31/2000           44,346.97   41,266.52   45,066.19
08/31/2000           49,239.20   43,814.46   49,147.02
09/29/2000           45,891.88   41,507.33   44,497.77
10/31/2000           41,554.24   41,343.72   42,392.58
11/30/2000           34,760.57   38,067.62   36,143.55
12/29/2000           34,404.89   38,257.41   34,999.65
01/31/2001           35,508.39   39,619.05   37,417.71
02/28/2001           29,868.25   35,993.47   31,065.34
03/30/2001           26,753.91   33,719.61   27,684.58
04/30/2001           29,132.58   36,346.50   31,186.38
05/31/2001           28,445.95   36,569.48   30,726.98
06/29/2001           27,710.28   35,691.55   30,015.57
07/31/2001           26,557.73   35,347.16   29,265.24
08/31/2001           24,424.28   33,123.32   26,872.66
09/28/2001           22,634.15   30,444.88   24,189.14
10/31/2001           23,296.25   31,039.08   25,458.34
11/30/2001           25,748.49   33,412.69   27,904.01
12/31/2001           25,822.06   33,704.34   27,851.63

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT STRATEGY OR HOLDINGS HELPED PERFORMANCE MOST IN 2001?

Overall, our stock selection in the healthcare sector cushioned the Fund's return most in 2001. We had been optimistic about the defensive nature of the pharmaceuticals industry. This was true for select companies, but not for the sector as a whole. The Fund's holdings of TENET HEALTHCARE CORPORATION, ABBOTT LABORATORIES, BAXTER INTERNATIONAL, INC. and UNITEDHEALTH GROUP, INC. each posted solid returns that more than compensated for the declines in our big pharmaceuticals names. The Fund's holdings of MERCK & COMPANY, INC., PFIZER, INC., PHARMACIA CORPORATION and BRISTOL-MYERS SQUIBB COMPANY were a drag on performance despite their good cashflow prospects over both the short and long term.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                     INCEPTION       1       5       10      SINCE
                                       DATE        YEAR    YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)    12/31/99     (29.23%)   --     --     (28.27%)
        Without sales charge         12/31/99     (24.89%)   --     --     (26.11%)

CLASS B SHARES
        With redemption*             12/31/99     (28.36%)   --     --     (27.78%)
        Without redemption           12/31/99     (25.38%)   --     --     (26.59%)

CLASS C SHARES
        With redemption**            12/31/99     (26.32%)   --     --     (26.66%)
        Without redemption           12/31/99     (25.58%)   --     --     (26.66%)

CLASS F SHARES                        1/5/62      (24.95%)  3.75%  9.95%      N/A

CLASS R SHARES                       12/31/99     (24.88%)   --     --     (25.99%)

CLASS T SHARES
        With sales charge (4.50%)    12/31/99     (29.20%)   --     --     (28.30%)
        Without sales charge         12/31/99     (25.86%)   --     --     (26.62%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     The Fund's cash position at the time of the September 11 attacks shielded it from much of the aggressive early selling that emerged when the U.S. markets reopened. While this relatively large position resulted from the poor economic environment at the time of the tragedies, it served the Fund well when the surprise attacks occurred.

     The Fund's holdings of well-known names such as MICROSOFT CORPORATION, HOME DEPOT, INC., WAL-MART STORES, INC. and JOHNSON & Johnson ended the year as some of its top performers. Microsoft continued to be buoyed by the release of its XP Office program suite and expectations for the launch late in the year of its next-generation Windows XP operating system. The resolution of the company's suit by the Justice Department was another key driver of Microsoft's share price in 2001.

[CHART]

PORTFOLIO COMPOSITION

Technology                           33.29%
Healthcare                           14.06%
Consumer Cyclicals                   12.98%
Consumer Staples                     10.62%
Financials                           10.06%
Capital Goods                         8.24%
Transportation                        1.10%
Communication Services                0.41%
Utilities                             0.31%
Cash & Equivalents                    8.93%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT HINDERED PERFORMANCE MOST DURING 2001?

The Fund's technology-related holdings contributed to its sub-par performance in the first three quarters of 2001. Cisco Systems, Inc., EMC Corporation and Oracle Corporation were the Fund's three worst performers, reflecting the devastating returns many technology-related companies posted in the first three quarters of the year. Unlike other technology-related holdings in the Fund, these names did not recover sufficiently in the fourth quarter. In hindsight, it is clear that the disappointing earnings announced or warned of by several technology companies in February were a portent of most of the year.

     The Fund's holdings in the capital goods sector also weighed on returns, though not to the extent that its technology names did. Poor stock selection in this sector hindered performance, specifically, the Fund's positions in General Electric Company and Boeing Company, which is no longer a Fund holding.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

In the near term, we believe that share prices have moved up a bit too quickly and have reached levels that are slightly ahead of underlying fundamentals. We will be watching each earnings reporting season closely to glean more information about whether and to what extent fundamentals are truly turning around.

/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-84.8%
ALUMINUM-0.3%
       77,825  Alcoa, Inc........................................       $  2,766,679
                                                                        ------------
BANKS (MAJOR REGIONAL)-1.2%
      129,150  Northern Trust Corporation........................          7,777,413
       54,750  State Street Corporation..........................          2,860,688
                                                                        ------------
                                                                          10,638,101
                                                                        ------------
BANKS (MONEY CENTER)-0.5%
       73,825  Bank of America Corporation.......................          4,647,284
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.7%
      129,300  Coca-Cola Company.................................          6,096,495
      375,995  PepsiCo, Inc......................................         18,307,197
                                                                        ------------
                                                                          24,403,692
                                                                        ------------
BIOTECHNOLOGY-1.8%
      279,510  Amgen, Inc.*......................................         15,775,544
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
       99,650  Clear Channel Communications, Inc.*...............          5,073,182
      271,508  Comcast Corporation Special Class A*..............          9,774,288
                                                                        ------------
                                                                          14,847,470
                                                                        ------------
BUILDING MATERIALS-0.3%
       95,400  Masco Corporation.................................          2,337,300
                                                                        ------------
COMMUNICATION EQUIPMENT-1.0%
      175,850  QUALCOMM, Inc.*...................................          8,880,425
                                                                        ------------
COMPUTERS (HARDWARE)-3.1%
      425,760  Dell Computer Corporation*........................         11,572,157
      134,950  International Business Machines Corporation.......         16,323,552
                                                                        ------------
                                                                          27,895,709
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-3.7%
      343,250  Brocade Communications Systems, Inc.*.............       $ 11,368,440
    1,207,680  Cisco Systems, Inc.*..............................         21,871,085
                                                                        ------------
                                                                          33,239,525
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-11.9%
      151,500  Adobe Systems, Inc................................          4,704,075
      161,800  Mercury Interactive Corporation*..................          5,497,964
      541,038  Microsoft Corporation*............................         35,854,588
      868,470  Oracle Corporation*...............................         11,993,571
      302,525  PeopleSoft, Inc.*.................................         12,161,505
      158,575  Retek, Inc.*......................................          4,736,635
      523,125  Siebel Systems, Inc.*.............................         14,637,038
      380,835  VERITAS Software Corporation*.....................         17,069,025
                                                                        ------------
                                                                         106,654,401
                                                                        ------------
CONSUMER FINANCE-1.1%
      270,375  MBNA Corporation..................................          9,517,200
                                                                        ------------
ELECTRICAL EQUIPMENT-3.4%
      764,059  General Electric Company..........................         30,623,485
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-9.6%
      600,375  Altera Corporation*...............................         12,739,958
      103,800  Analog Devices, Inc.*.............................          4,607,682
      732,126  Intel Corporation.................................         23,025,363
      219,700  Linear Technology Corporation.....................          8,577,088
       97,775  Maxim Integrated Products, Inc.*..................          5,134,165
      178,225  Micron Technology, Inc.*..........................          5,524,975
      566,632  Texas Instruments, Inc............................         15,865,696
      269,150  Xilinx, Inc.*.....................................         10,510,308
                                                                        ------------
                                                                          85,985,235
                                                                        ------------
ENTERTAINMENT-4.1%
      587,115  AOL Time Warner, Inc.*............................         18,846,392
      258,696  Viacom, Inc. Class B*.............................         11,421,428
      319,200  Walt Disney Company...............................          6,613,824
                                                                        ------------
                                                                          36,881,644
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
      143,075  Novellus Systems, Inc.*...........................          5,644,309
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.6%
      465,076  Citigroup, Inc....................................         23,477,036
      237,075  J.P. Morgan Chase & Company.......................          8,617,676
                                                                        ------------
                                                                          32,094,712
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-3.8%
      137,952  Abbott Laboratories...............................       $  7,690,824
      201,557  American Home Products Corporation................         12,367,538
      236,350  Johnson & Johnson.................................         13,968,285
                                                                        ------------
                                                                          34,026,647
                                                                        ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.1%
      717,563  Pfizer, Inc.......................................         28,594,886
      193,448  Pharmacia Corporation.............................          8,250,557
                                                                        ------------
                                                                          36,845,443
                                                                        ------------
HEALTHCARE (MANAGED CARE)-0.8%
      101,975  UnitedHealth Group, Inc...........................          7,216,771
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.4%
      172,529  Baxter International, Inc.........................          9,252,730
      103,550  Becton, Dickinson and Company.....................          3,432,683
      142,375  Boston Scientific Corporation*....................          3,434,085
      109,169  Medtronic, Inc....................................          5,590,544
                                                                        ------------
                                                                          21,710,042
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.7%
      104,500  Colgate-Palmolive Company.........................          6,034,875
                                                                        ------------
INSURANCE (MULTI-LINE)-1.7%
      195,849  American International Group, Inc.................         15,550,411
                                                                        ------------
INSURANCE BROKERS-0.7%
       57,500  Marsh & McLennan Companies, Inc...................          6,178,375
                                                                        ------------
INVESTMENT BANKING & BROKERAGE-1.3%
       55,450  Goldman Sachs Group, Inc..........................          5,142,988
      126,975  Merrill Lynch & Company, Inc......................          6,617,937
                                                                        ------------
                                                                          11,760,925
                                                                        ------------
MANUFACTURING (DIVERSIFIED)-3.2%
      367,210  Tyco International Limited........................         21,628,669
      109,525  United Technologies Corporation...................          7,078,601
                                                                        ------------
                                                                          28,707,270
                                                                        ------------
PUBLISHING (NEWSPAPERS)-0.4%
       47,875  Gannett Company, Inc..............................          3,218,636
                                                                        ------------
RAILROADS-1.1%
      174,175  Union Pacific Corporation.........................          9,927,975
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-3.0%
      397,216  Home Depot, Inc...................................         20,261,988
      144,200  Lowe's Companies, Inc.............................          6,692,322
                                                                        ------------
                                                                          26,954,310
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
      126,925  Best Buy Company, Inc.*...........................          9,453,374
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.0%
      128,804  Kohl's Corporation*...............................       $  9,072,954
                                                                        ------------
RETAIL (DRUG STORES)-0.5%
      135,800  Walgreen Company..................................          4,571,028
                                                                        ------------
RETAIL (FOOD CHAINS)-0.3%
       68,525  Safeway, Inc.*....................................          2,860,919
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)-3.7%
      181,075  Costco Wholesale Corporation*.....................          8,036,109
      435,321  Wal-Mart Stores, Inc..............................         25,052,715
                                                                        ------------
                                                                          33,088,824
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
       32,402  Omnicom Group, Inc................................          2,895,119
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)-3.3%
      529,375  Cendant Corporation*..............................         10,381,044
       52,500  Cintas Corporation................................          2,540,475
      106,275  H&R Block, Inc....................................          4,750,493
      735,445  Royal Caribbean Cruises Limited...................         11,914,209
                                                                        ------------
                                                                          29,586,221
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
      151,475  Sprint Corporation (PCS Group)*...................          3,697,505
                                                                        ------------
TOBACCO-0.6%
      127,825  Philip Morris Companies, Inc......................          5,860,776
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$759,017,205)..............................................        762,051,115
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
BIOTECHNOLOGY-1.2%
      486,275  Serono SA ADR (SZ)................................         10,790,442
                                                                        ------------
COMMUNICATION EQUIPMENT-1.2%
      440,050  Nokia Oyj Sponsored ADR (FI)......................         10,794,427
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
      209,050  Check Point Software Technologies Limited ADR
               (IS)*.............................................          8,339,005
                                                                        ------------
ELECTRICAL EQUIPMENT-1.7%
      185,275  Celestica, Inc. ADR (CA)*.........................          7,483,257
      300,200  Flextronics International Limited ADR (SG)*.......          7,201,798
                                                                        ------------
                                                                          14,685,055
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.3%
      286,650  STMicroelectronics NV ADR (SZ)....................       $  9,078,206
      157,125  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................          2,697,836
                                                                        ------------
                                                                          11,776,042
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$55,944,607)...............................................         56,384,971
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.5%
BEVERAGES (ALCOHOLIC)-2.8%
$  24,700,000  Anheuser-Busch Company
               1.95% 1/02/02.....................................       $ 24,698,662
                                                                        ------------
CONSUMER FINANCE-4.4%
   39,500,000  American General Finance
               1.77% 1/03/02.....................................         39,496,116
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.3%
   30,000,000  American Express Credit Corporation
               1.93% 1/02/02.....................................         29,998,392
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$94,193,170).....................................         94,193,170
                                                                        ------------
TOTAL INVESTMENTS-101.6%
(COST-$909,154,982)..............................................        912,629,256
OTHER ASSETS AND LIABILITIES-(1.6%)..............................        (13,957,907)
                                                                        ------------
NET ASSETS-100.0%................................................       $898,671,349
                                                                        ============

*  NON-INCOME PRODUCING.

   SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $909,154,982
                                                    ------------
Investment securities, at market..................   912,629,256
Cash..............................................     2,859,420
Receivables:
  Investment securities sold......................    10,341,133
  Capital shares sold.............................       908,156
  Dividends.......................................       603,160
  From transfer agent.............................       114,871
                                                    ------------
    Total Assets..................................   927,455,996
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    17,782,637
  Capital shares redeemed.........................     9,729,749
  Advisory fees...................................       559,350
  Shareholder servicing fees......................        56,398
  Accounting fees.................................        20,996
  Distribution fees...............................       389,902
  To transfer agent...............................        29,341
  Other...........................................       216,274
                                                    ------------
    Total Liabilities.............................    28,784,647
                                                    ------------
Net Assets........................................  $898,671,349
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................  $  7,794,721
Shares Outstanding--Class A.......................       740,412
Net Asset Value, Redemption Price Per Share.......  $      10.53
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      11.17

Net Assets--Class B...............................  $ 19,828,622
Shares Outstanding--Class B.......................     1,910,206
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      10.38

Net Assets--Class C...............................  $  2,978,715
Shares Outstanding--Class C.......................       287,450
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      10.36

Net Assets--Class F...............................  $865,424,894
Shares Outstanding--Class F.......................    82,171,656
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      10.53

Net Assets--Class R...............................  $  2,023,294
Shares Outstanding--Class R.......................       191,482
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      10.57

Net Assets--Class T...............................  $    621,103
Shares Outstanding--Class T.......................        59,847
Net Asset Value, Redemption Price Per Share.......  $      10.38
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      10.87

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     6,499,183
  Interest........................................        1,290,499
                                                    ---------------
    Total Investment Income.......................        7,789,682
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        7,528,407
  Shareholder servicing fees--Note 2..............          721,067
  Accounting fees--Note 2.........................          277,434
  Distribution fees--Note 2.......................        2,810,179
  Transfer agency fees--Note 2....................        2,221,700
  Registration fees--Note 2.......................          105,185
  Postage and mailing expenses....................          112,789
  Custodian fees and expenses--Note 2.............           46,751
  Printing expenses...............................          174,446
  Legal and audit fees............................          122,886
  Directors' fees and expenses....................          101,021
  Other expenses..................................          152,938
                                                    ---------------
    Total Expenses................................       14,374,803
    Earnings Credits..............................          (87,554)
    Expense Offset to Broker Commissions..........           (3,900)
                                                    ---------------
    Net Expenses..................................       14,283,349
                                                    ---------------
  Net Investment (Loss)...........................       (6,493,667)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....     (500,420,277)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      150,377,365
                                                    ---------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....     (350,042,912)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (356,536,579)
                                                    ===============

Purchases of long-term securities.................  $ 1,585,259,099
Proceeds from sales of long-term securities.......  $ 1,837,352,300

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED      YEAR ENDED
                                            12/31/01        12/31/00
                                          -------------  ---------------
OPERATIONS
Net Investment (Loss)...................  $  (6,493,667) $   (18,033,306)
Net Realized Gain (Loss) from Security
  Transactions..........................   (500,420,277)     283,004,732
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................    150,377,365   (1,067,108,627)
                                          -------------  ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (356,536,579)    (802,137,201)
                                          -------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (1,670,573)
  Class B...............................              0       (4,717,012)
  Class C...............................              0         (717,630)
  Class F...............................              0     (443,285,960)
  Class R...............................              0           (1,721)
  Class T...............................              0         (165,682)
                                          -------------  ---------------
Net (Decrease) from Dividends and
  Distributions.........................              0     (450,558,578)
                                          -------------  ---------------

                                            YEAR ENDED      YEAR ENDED
                                             12/31/01        12/31/00
                                          --------------  ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    8,718,130  $    13,684,618
  Class B...............................       5,046,747       35,867,306
  Class C...............................         872,746        6,406,671
  Class F...............................     144,240,162      728,164,158
  Class R...............................       2,393,330           10,517
  Class T...............................         326,557        1,257,654
Reinvested dividends and distributions
  Class A...............................               0        1,485,128
  Class B...............................               0        4,114,409
  Class C...............................               0          443,412
  Class F...............................               0      429,851,007
  Class R...............................               0            1,721
  Class T...............................               0          160,189
                                          --------------  ---------------
                                             161,597,672    1,221,446,790
Cost of shares redeemed
  Class A...............................      (6,306,430)      (2,089,525)
  Class B...............................      (3,714,222)      (2,237,788)
  Class C...............................      (1,109,434)        (505,400)
  Class F...............................    (375,396,792)  (1,806,681,339)**
  Class R...............................        (218,572)             (10)
  Class T...............................        (318,291)        (173,912)
                                          --------------  ---------------
                                            (387,063,741)  (1,811,687,974)
                                          --------------  ---------------
Net (Decrease) from Capital Share
  Transactions..........................    (225,466,069)    (590,241,184)
                                          --------------  ---------------
Net (Decrease) in Net Assets............    (582,002,648)  (1,842,936,963)

NET ASSETS
  Beginning of year.....................  $1,480,673,997  $ 3,323,610,960
                                          --------------  ---------------
  End of year...........................  $  898,671,349  $ 1,480,673,997
                                          ==============  ===============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,534,336,254  $ 1,766,303,765
Accumulated undistributed net investment
  income................................               0                0
Accumulated undistributed net realized
  (loss) from security transactions.....    (639,135,352)    (138,722,850)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       3,470,447     (146,906,918)
                                          --------------  ---------------
Total...................................  $  898,671,349  $ 1,480,673,997
                                          ==============  ===============

** DURING THE PERIOD ENDED DECEMBER 31, 2000, THE FUND DISBURSED TO A REDEEMING SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $856,102,708 ON THE DATE OF REDEMPTION.

    SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......    $14.02      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.05)      (0.05)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.44)      (6.39)
                                            ------      ------
        Total from investment
          operations....................     (3.49)      (6.44)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............    $10.53      $14.02
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (24.89%)    (27.30%)
    Net assets, end of period (000s)....    $7,795      $8,655
    Net expenses to average net
      assets#...........................      1.20%       1.05%
    Gross expenses to average net
      assets#...........................      1.21%       1.08%
    Net investment (loss) to average net
      assets............................     (0.47%)     (0.54%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)...............     (0.13)      (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.40)      (6.44)
                                           -------     -------
        Total from investment
          operations....................     (3.53)      (6.55)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                           -------     -------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............   $ 10.38     $ 13.91
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (25.38%)    (27.77%)
    Net assets, end of period (000s)....   $19,829     $25,359
    Net expenses to average net
      assets#...........................      1.92%       1.80%
    Gross expenses to average net
      assets#...........................      1.93%       1.82%
    Net investment (loss) to average net
      assets............................     (1.20%)     (1.29%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......    $13.92      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.18)      (0.10)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.38)      (6.44)
                                            ------      ------
        Total from investment
          operations....................     (3.56)      (6.54)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
    Total distributions.................      0.00       (3.42)
Net Asset Value, end of year............    $10.36      $13.92
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (25.58%)    (27.72%)
    Net assets, end of period (000s)....    $2,979      $4,384
    Net expenses to average net
      assets#...........................      2.10%       1.80%
    Gross expenses to average net
      assets#...........................      2.11%       1.82%
    Net investment (loss) to average net
      assets............................     (1.38%)     (1.28%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                               YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                             2001        2000          1999          1998          1997
                           --------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $  14.03   $    23.87    $    20.41    $    17.28    $    15.87
Income from investment
  operations:
    Net investment income
      (loss).............     (0.15)       (0.21)        (0.09)         0.01          0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........     (3.35)       (6.21)         7.73          4.26          4.09
                           --------   ----------    ----------    ----------    ----------
         Total from
            investment
            operations...     (3.50)       (6.42)         7.64          4.27          4.16
Less distributions:
    From net investment
      income.............      0.00         0.00          0.00*        (0.01)        (0.07)
    From net realized
      gains..............      0.00        (3.42)        (4.18)        (1.13)        (2.68)
                           --------   ----------    ----------    ----------    ----------
     Total
       distributions.....      0.00        (3.42)        (4.18)        (1.14)        (2.75)
Net Asset Value, end of
  year...................  $  10.53   $    14.03    $    23.87    $    20.41    $    17.28
                           ========   ==========    ==========    ==========    ==========
Total Return/Ratios
    Total return.........    (24.95%)      (27.23%)       39.06%       25.04%        26.60%
    Net assets, end of
      period (000s)......  $865,425   $1,441,466    $3,323,606    $2,360,180    $1,757,449
    Net expenses to
      average net
      assets#............      1.30%        1.06%         1.08%         1.08%         1.10%
    Gross expenses to
      average net
      assets#............      1.31%        1.07%         1.09%         1.10%         1.12%
    Net investment income
      (loss) to average
      net assets.........     (0.58%)       (0.58%)       (0.47%)        0.05%        0.48%
    Portfolio turnover
      rate@..............       152%         182%          117%          143%          189%

  * Distributions from investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......    $14.07      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.02)      (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.48)      (6.37)
                                            ------      ------
        Total from investment
          operations....................     (3.50)      (6.39)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00       (3.42)
                                            ------      ------
        Total distributions.............      0.00       (3.42)
Net Asset Value, end of year............    $10.57      $14.07
                                            ======      ======
Total Return/Ratios
    Total return........................    (24.88%)    (27.08%)
    Net assets, end of period (000s)....    $2,023      $    9
    Net expenses to average net
      assets#...........................      1.46%       0.79%
    Gross expenses to average net
      assets#...........................      1.46%       0.82%
    Net investment (loss) to average net
      assets............................     (0.72%)     (0.29%)
    Portfolio turnover rate@............       152%        182%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $14.00      $23.88
Income from investment operations:
    Net investment (loss)...............     (0.19)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........     (3.43)      (6.37)
                                            ------      ------
        Total from investment
          operations....................     (3.62)      (6.46)
Less distributions:
From net investment income..............      0.00        0.00
From net realized gains.................      0.00       (3.42)
                                            ------      ------
    Total distributions.................      0.00       (3.42)
Net Asset Value, end of year............    $10.38      $14.00
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (25.86%)    (27.38%)
    Net assets, end of period (000s)....    $  621      $  802
    Net expenses to average net
      assets#...........................      2.55%       1.29%
    Gross expenses to average net
      assets#...........................      2.56%       1.32%
    Net investment (loss) to average net
      assets............................     (1.83%)     (0.80%)
    Portfolio turnover rate@............       152%        182%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $202,341 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Included in Class F transfer agency fees are nonrecurring sub-transfer agency fees in the amount of $1 million. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001 the Fund was charged $39,862 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001 Class A, Class B, Class C, and Class T shares were charged $23,924, $53,353, $8,851, and $1,596, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, Class F and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001 Class B, Class C, Class F, and Class T shares were charged $160,059, $26,556, $2,621,968,and $1,596, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,674, $7,693, $7,678, $67,134, $7,550, and $7,456, respectively, for registration fees. During the year ended December 31, 2001, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME        GAINS AND LOSSES       PAID-IN CAPITAL
         -----------------   --------------------------  ---------------
             $6,493,667                $7,775              $(6,501,442)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $575,343,068
Post-October Capital Loss Deferral................  $24,275,720
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $948,671,546
Unrealized Appreciation...........................  $55,914,816
Unrealized (Depreciation).........................  $(91,957,106)
Net (Depreciation)................................  $(36,042,290)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/01      12/31/00
                                          ------------  ------------
CLASS A
      Shares sold.......................       768,703       640,125
      Shares issued for dividends
        reinvested......................             0       103,493
      Shares redeemed...................      (645,738)     (126,213)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       122,965       617,405

                                              YEAR          YEAR
                                             ENDED         ENDED
                                            12/31/01      12/31/00
                                          ------------  ------------
CLASS B
      Shares sold.......................       428,141     1,650,755
      Shares issued for dividends
        reinvested......................             0       288,734
      Shares redeemed...................      (340,656)     (116,810)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        87,485     1,822,679
CLASS C
      Shares sold.......................        75,466       307,813
      Shares issued for dividends
        reinvested......................             0        31,117
      Shares redeemed...................      (102,946)      (24,042)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (27,480)      314,888
CLASS F
      Shares sold.......................    12,456,303    31,725,033
      Shares issued for dividends
        reinvested......................             0    29,933,759
      Shares redeemed...................   (33,007,668)  (98,183,193)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (20,551,365)  (36,524,401)
CLASS R
      Shares sold.......................       211,325           461
      Shares issued for dividends
        reinvested......................             0           120
      Shares redeemed...................       (20,465)           (1)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       190,860           580
CLASS T
      Shares sold.......................        32,467        56,387
      Shares issued for dividends
        reinvested......................             0        11,186
      Shares redeemed...................       (29,888)      (10,347)
      NET INCREASE IN SHARES
        OUTSTANDING.....................         2,579        57,226

5. SUBSEQUENT EVENTS
On November 16, 2001, the Board of Directors of the Company approved a proposal to reorganize the Dreyfus Founders Focus Fund into the Fund. The proposed reorganization is subject to approval by shareholders of the Dreyfus Founders Focus Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the first half of 2002.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

YOUR BOARD REPRESENTATIVES
(UNAUDITED) (CONTINUED)
Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired, Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       213AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
GROWTH AND INCOME FUND
INVESTMENT UPDATE

December 31, 2001

                    [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                           The Growth Specialists

TABLE OF CONTENTS

Management Overview                        3
Statement of Investments                  10
Statement of Assets and Liabilities       16
Statement of Operations                   18
Statements of Changes in Net Assets       19
Financial Highlights                      21
Notes to Financial Statements             27
Report of Independent Accountants         33
Other Information                         34
Your Board Representatives                35


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications. The views expressed herein are current to the date of this report.


The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001?

Both the Growth and Income Fund and the markets logged another zigzag year in terms of performance. Investors may recall that in 2000, the first and third quarters were favorable for the markets, but the second and fourth quarters were weak. What we experienced in 2001 were dismal first and third quarters, but solid second and especially fourth quarters, which provided some respite from the declining markets.

     In this environment, the Growth and Income Fund underperformed its primary benchmark, the Standard & Poor's (S&P) 500 Index, which returned -11.90% in 2001. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

The focus at Founders is on bottom-up research, and I subscribe to that wholeheartedly. Having started my investment career here at Founders, that's the sort of investor I am.

     My goal is to have between 40 and 70 larger holdings in the Fund, compared to the previous structure of smaller positions in about 100 names. I feel that a portfolio manager's goal of producing above-average returns is difficult to reach unless you have the confidence to take substantial positions in companies. You can't do that until you've done fundamental, bottom-up analysis on each company.

[SIDENOTE]

"INVESTORS ALTERNATED BETWEEN HOPE AND DESPAIR OVER A POSSIBLE U.S. RECOVERY AT VARIOUS POINTS IN 2001. THIS UNCERTAINTY MEANT A SECOND YEAR OF INVESTORS FAVORING MORE DEFENSIVE ISSUES, WHICH BOOSTED VALUE-ORIENTED STOCKS AT THE EXPENSE OF GROWTH STOCKS--THE TYPE SOUGHT BY THE GROWTH AND INCOME FUND."

     I spend time researching a company's earnings growth potential, management team, and valuation. I like to use price targets rather than emotion or instinct when considering a sell decision.

     The Growth and Income Fund is managed with a growth emphasis, although many companies in the portfolio pay dividends. As growth stocks in general tend to pay lower dividends than non-growth (value) stocks, the Fund's distribution of dividends will continue to be a by-product of our growth-stock investing. Some of our peers (other growth and income funds) would perhaps seek value-oriented stocks and would have a higher dividend tilt.

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Growth and Income Fund.

     In fact, the gap in performance was quite wide for the full year; the large-cap Russell 1000 Growth Index lost -20.42% for the year ending December 31, while the Russell 1000 Value Index lost a relatively modest

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Growth and Income Fund has a new portfolio manager, John Jares, CFA, who took the reins in November 2001.

- Fund performance was uneven in 2001, as the technology sector moved in and out of favor.

-    Financial-related holdings were the biggest drag on returns.

- Several healthcare-related companies boosted the Fund's returns, as did its fortuitous holding of cash at the time of the surprise September 11 attacks, though neither was sufficient to allow the Fund to finish the year in the black.

-5.59% in the same period.(1) The negative returns of both indexes for the year show that the two positive quarters mentioned above were not sufficient to overcome the damage of the two negative quarters.

     And while both large-cap growth and small-cap growth stocks posted positive returns on average during the "up" quarters, large-cap growth were bested by their small-cap brethren for the full year. To illustrate, the small-cap Russell 2000 Value Index returned 14.02% for the full year, a stark contrast to the -9.23% decline of the Russell 2000 Growth Index and the declines of the Russell 1000 Growth and Value Indexes, above.(2) So overall, the investment environment was both challenging and unfavorable to large-cap growth stocks.

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

     (2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)

  1.   Microsoft Corporation  (MSFT)           3.36%
  2.   Exxon Mobil Corporation  (XOM)          2.95%
  3.   General Electric Company  (GE)          2.89%
  4.   Citigroup, Inc.  (C)                    2.69%
  5.   Intel Corporation  (INTC)               2.45%
  6.   Pfizer, Inc.  (PFE)                     2.43%
  7.   Tyco International Limited  (TYC)       2.12%
  8.   American International Group  (AIG)     1.93%
  9.   VERITAS Software  (VRTS)                1.82%
 10.   Wal-Mart Stores, Inc.  (WMT)            1.78%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     In this scenario, the Fund delivered disappointing performance for the year, as did its universe of stocks and its benchmark indexes. While the terrorist attacks of September 11 drove many share prices down to oversold levels, we were fortunate that the Fund held a higher-than-average cash position at the time of these tragic incidents. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. The Fund's solid performance in the fourth quarter was a reflection of this more positive environment.

[CHART]

GROWTH OF $10,000 INVESTMENT

                  DREYFUS FOUNDERS
                 GROWTH AND INCOME             S&P 500                 RUSSELL 1000
                   FUND-CLASS F                 INDEX                  GROWTH INDEX
12/31/1991           10,000.00                10,000.00                 10,000.00
01/31/1992            9,621.90                 9,824.76                  9,759.33
02/28/1992            9,517.60                 9,939.62                  9,775.61
03/31/1992            9,341.42                 9,746.64                  9,508.03
04/30/1992            9,432.88                10,044.83                  9,577.40
05/29/1992            9,511.27                10,079.21                  9,646.78
06/30/1992            9,224.14                 9,931.43                  9,403.98
07/31/1992            9,459.99                10,350.12                  9,824.45
08/31/1992            9,315.86                10,127.32                  9,704.11
09/30/1992            9,427.47                10,245.36                  9,814.54
10/30/1992            9,598.41                10,301.83                  9,962.48
11/30/1992           10,006.01                10,637.58                 10,394.99
12/31/1992            9,974.54                10,761.89                 10,499.04
01/29/1993           10,032.28                10,861.20                 10,378.71
02/26/1993           10,032.28                10,997.43                 10,212.36
03/31/1993           10,292.25                11,230.14                 10,409.15
04/30/1993           10,017.60                10,969.14                  9,992.21
05/28/1993           10,378.98                11,242.15                 10,341.90
06/30/1993           10,480.25                11,276.70                 10,247.75
07/31/1993           10,480.25                11,250.97                 10,064.42
08/31/1993           10,885.57                11,667.56                 10,477.81
09/30/1993           11,145.99                11,576.17                 10,400.65
10/31/1993           11,276.44                11,826.61                 10,689.46
11/30/1993           11,145.99                11,699.75                 10,617.97
12/31/1993           11,419.52                11,844.98                 10,800.59
01/31/1994           11,789.03                12,256.85                 11,051.18
02/28/1994           11,894.60                11,912.28                 10,848.73
03/31/1994           11,340.03                11,395.20                 10,324.20
04/30/1994           11,533.72                11,552.89                 10,371.63
05/31/1994           11,445.68                11,725.31                 10,528.77
06/30/1994           11,023.07                11,440.76                 10,217.31
07/29/1994           11,340.03                11,828.16                 10,566.29
08/31/1994           11,903.51                12,304.41                 11,154.53
09/30/1994           11,604.16                12,001.13                 11,003.75
10/31/1994           11,797.85                12,280.86                 11,262.12
11/30/1994           11,392.85                11,823.98                 10,901.11
12/31/1994           11,479.45                11,998.49                 11,083.74
01/31/1995           11,665.80                12,317.23                 11,320.87
02/28/1995           11,908.06                12,786.39                 11,795.14
03/31/1995           12,243.50                13,166.16                 12,139.17
04/28/1995           12,336.68                13,563.02                 12,404.62
05/31/1995           12,709.39                14,089.01                 12,836.41
06/30/1995           13,287.09                14,422.12                 13,331.87
07/31/1995           13,920.69                14,909.74                 13,885.90
08/31/1995           13,995.23                14,938.75                 13,901.07
09/29/1995           14,349.31                15,567.24                 14,541.84
10/31/1995           14,032.50                15,521.95                 14,551.91
11/30/1995           14,777.92                16,190.63                 15,117.50
12/31/1995           14,814.90                16,502.46                 15,204.17
01/31/1996           15,368.53                17,075.02                 15,712.75
02/29/1996           15,744.99                17,222.07                 16,000.11
03/29/1996           16,210.03                17,389.03                 16,020.64
04/30/1996           16,785.80                17,656.48                 16,442.16
05/31/1996           17,250.84                18,095.72                 17,016.68
06/28/1996           17,228.69                18,168.84                 17,039.79
07/31/1996           16,409.33                17,373.84                 16,041.43
08/30/1996           16,896.52                17,736.69                 16,455.48
09/30/1996           17,361.56                18,731.39                 17,653.73
10/31/1996           17,804.46                19,259.30                 17,760.10
11/29/1996           18,645.96                20,706.78                 19,093.56
12/31/1996           18,425.28                20,296.55                 18,719.74
01/31/1997           19,036.91                21,573.35                 20,032.70
02/28/1997           19,011.43                21,730.49                 19,897.06
03/31/1997           18,552.71                20,834.19                 18,820.32
04/30/1997           19,266.27                22,086.97                 20,070.05
05/30/1997           20,209.20                23,414.15                 21,518.42
06/30/1997           20,897.28                24,464.68                 22,379.61
07/31/1997           21,585.36                26,424.52                 24,358.91
08/29/1997           20,693.40                24,942.48                 22,933.17
09/30/1997           21,840.20                26,305.76                 24,061.69
10/31/1997           21,457.94                25,437.92                 23,172.36
11/28/1997           21,687.30                26,606.40                 24,156.60
12/31/1997           22,006.77                27,064.38                 24,427.21
01/30/1998           22,611.01                27,375.12                 25,157.64
02/27/1998           23,755.87                29,333.23                 27,050.04
03/31/1998           24,455.50                30,837.19                 28,128.37
04/30/1998           24,709.92                31,145.84                 28,517.62
05/29/1998           24,487.31                30,592.02                 27,708.40
06/30/1998           25,059.74                31,837.07                 29,405.43
07/31/1998           24,296.49                31,517.42                 29,210.79
08/31/1998           21,847.76                26,956.79                 24,826.95
09/30/1998           23,247.04                28,677.28                 26,734.09
10/30/1998           24,614.51                31,026.80                 28,882.75
11/30/1998           25,441.36                32,899.61                 31,079.72
12/31/1998           25,919.67                34,797.16                 33,882.17
01/29/1999           25,211.48                36,260.74                 35,871.67
02/26/1999           24,786.57                35,114.27                 34,232.94
03/31/1999           26,096.72                36,517.65                 36,035.85
04/30/1999           26,379.99                37,940.50                 36,081.93
05/28/1999           25,282.30                37,027.73                 34,973.04
06/30/1999           26,734.09                39,089.15                 37,422.72
07/30/1999           25,813.44                37,873.92                 36,233.45
08/31/1999           25,671.81                37,682.86                 36,825.23
09/30/1999           25,317.71                36,647.51                 36,051.53
10/29/1999           26,981.95                38,983.48                 38,774.69
11/30/1999           27,513.09                39,760.10                 40,866.43
12/31/1999           29,815.82                42,100.89                 45,117.15
01/31/2000           28,718.79                39,993.00                 43,001.34
02/29/2000           28,875.51                39,224.45                 45,103.70
03/31/2000           31,030.39                43,061.48                 48,331.56
04/28/2000           28,679.61                41,769.59                 46,031.71
05/31/2000           27,425.85                40,896.57                 43,714.16
06/30/2000           28,326.99                41,915.74                 47,026.97
07/31/2000           27,739.29                41,266.52                 45,066.19
08/31/2000           30,325.16                43,814.46                 49,147.02
09/29/2000           28,601.25                41,507.33                 44,497.77
10/31/2000           26,916.52                41,343.72                 42,392.58
11/30/2000           23,821.31                38,067.62                 36,143.55
12/29/2000           23,982.05                38,257.41                 34,999.65
01/31/2001           24,277.09                39,619.05                 37,417.71
02/28/2001           21,916.81                35,993.47                 31,065.34
03/30/2001           20,315.20                33,719.61                 27,684.58
04/30/2001           21,706.07                36,346.50                 31,186.38
05/31/2001           21,326.75                36,569.48                 30,726.98
06/29/2001           20,568.09                35,691.55                 30,015.57
07/31/2001           20,062.31                35,347.16                 29,265.24
08/31/2001           18,840.03                33,123.32                 26,872.66
09/28/2001           17,954.93                30,444.88                 24,189.14
10/31/2001           18,039.22                31,039.08                 25,458.34
11/30/2001           19,598.69                33,412.69                 27,904.01
12/31/2001           19,774.19                33,704.34                 27,851.63

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the Russell 1000 Growth Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

WHAT HOLDINGS HELPED PERFORMANCE MOST IN 2001?

Overall, our stock selection in the healthcare sector cushioned the Fund's return most in 2001. We had been optimistic on the defensive nature of the pharmaceuticals industry. The market felt differently, however, and our holdings of large pharmaceuticals companies such as MERCK & COMPANY, INC., PFIZER, INC., PHARMACIA CORPORATION and BRISTOL-MYERS SQUIBB COMPANY were a drag on performance despite their good cashflow prospects over both the short and long term. Nonetheless, the Fund's holdings of TENET HEALTHCARE CORPORATION, ABBOTT LABORATORIES, BAXTER INTERNATIONAL, INC. and UNITEDHEALTH GROUP, INC. each posted solid returns to overcome some of the declines in our big pharmaceuticals names. TENET HEALTHCARE CORPORATION'S share price rose in 2001 as it continued to report consecutive

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                         INCEPTION            1           5         10         SINCE
                                           DATE              YEAR       YEARS      YEARS      INCEPTION
CLASS A SHARES
        With sales charge (5.75%)         12/31/99         (23.33%)       --         --       (21.19%)
        Without sales charge              12/31/99         (18.65%)       --         --       (18.84%)
CLASS B SHARES
        With redemption*                  12/31/99         (21.64%)       --         --       (20.75%)
        Without redemption                12/31/99         (18.38%)       --         --       (19.24%)
CLASS C SHARES
        With redemption**                 12/31/99         (20.39%)       --         --       (19.77%)
        Without redemption                12/31/99         (19.58%)       --         --       (19.77%)
CLASS F SHARES                              7/5/38         (17.55%)      1.42%      7.06%        n/a
CLASS R SHARES                            12/31/99         (17.39%)       --         --       (18.15%)
CLASS T SHARES
        With sales charge (4.50%)         12/31/99         (22.66%)       --         --       (21.18%)
        Without sales charge              12/31/99         (18.99%)       --         --       (19.34%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

    ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

quarters of earnings-per-share growth. The company's growth drivers are three-fold. First, continued growth in hospital admissions; second strong pricing; and third, effective cost control.

     The Fund's cash position at the time of the September 11 attacks protected it from much of the aggressive early selling that emerged when the U.S. markets reopened. While we held more cash a result of the economic environment at the time of the tragedies, it served the Fund well when the surprise attacks occurred.

     Well-known names such as MICROSOFT CORPORATION, HOME DEPOT, INC., INTERNATIONAL BUSINESS MACHINES CORPORATION and JOHNSON & JOHNSON ended the year as some of the Fund's top performers. Microsoft continued to be buoyed by the release of its XP Office program suite and by expectations for the launch late in the year of its next-generation Windows XP operating system. The resolution of the company's suit by the Justice Department was another key driver of Microsoft's share price in 2001.

PORTFOLIO COMPOSITION

Technology                     25.93%
Financials                     12.16%
Healthcare                     11.10%
Consumer Cyclicals             10.88%
Consumer Staples                9.78%
Capital Goods                   7.85%
Energy                          5.40%
Communication Services          3.81%
Basic Materials                 1.07%
Transportation                  1.05%
Utilities                       0.98%
Cash & Equivalents              9.99%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT HOLDINGS HINDERED PERFORMANCE MOST DURING 2001?

The Fund's holdings of technology-related names contributed to its sub-par performance in the January-September 2001 period. NOKIA OYJ SPONSORED ADR, CISCO SYSTEMS, INC., ORACLE CORPORATION and EMC CORPORATION were the Fund's four worst performers, reflecting the devastating returns many technology-related companies posted in the first three quarters of the year. Unlike other tech holdings in the Fund, these names did not recover sufficiently in the fourth quarter. In hindsight, it's clear that the disappointing earnings by several technology companies in February were a portent of most of the year and, with the exception of the fourth quarter, tech really hurt.

     However, as a sector, the Fund's holdings in the financial arena hampered returns the most. Much of the pain here came in the fourth quarter. Financials historically have done well when interest rates are expected to ease further, and in the fourth quarter, conventional wisdom said that we were approaching the end of this easing cycle. Fund holdings MORGAN STANLEY DEAN WITTER & COMPANY and AMERICAN EXPRESS COMPANY dampened returns, as investors abandoned companies that they considered interest rate sensitive.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

In the near term, we believe that share prices have moved up a bit too quickly and have reached levels that are slightly ahead of underlying fundamentals. We have positioned the Fund for a possible economic recovery and are keeping a close watch on corporate fundamentals.

/s/  JOHN B. JARES

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-83.7%
ALUMINUM-0.3%
       24,650  Alcoa, Inc........................................       $    876,308
                                                                        ------------
BANKS (MAJOR REGIONAL)-1.7%
       53,700  FleetBoston Financial Corporation.................          1,960,050
       37,250  Northern Trust Corporation........................          2,243,195
       14,175  State Street Corporation..........................            740,644
                                                                        ------------
                                                                           4,943,889
                                                                        ------------
BANKS (MONEY CENTER)-0.5%
       22,875  Bank of America Corporation.......................          1,439,981
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.3%
       36,700  Coca-Cola Company.................................          1,730,405
      100,300  PepsiCo, Inc......................................          4,883,607
                                                                        ------------
                                                                           6,614,012
                                                                        ------------
BIOTECHNOLOGY-1.0%
       50,510  Amgen, Inc.*......................................          2,850,784
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
       31,450  Clear Channel Communications, Inc.*...............          1,601,120
       84,775  Comcast Corporation Special Class A*..............          3,051,900
                                                                        ------------
                                                                           4,653,020
                                                                        ------------
CHEMICALS-0.5%
       32,800  E.I. du Pont de Nemours and Company...............          1,394,328
                                                                        ------------
COMMUNICATION EQUIPMENT-0.4%
       25,000  QUALCOMM, Inc.*...................................          1,262,500
                                                                        ------------
COMPUTERS (HARDWARE)-3.0%
      132,950  Dell Computer Corporation*........................          3,613,581
       42,475  International Business Machines Corporation.......          5,137,776
                                                                        ------------
                                                                           8,751,357
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-2.0%
      107,175  Brocade Communications Systems, Inc.*.............       $  3,549,636
      125,650  Cisco Systems, Inc.*..............................          2,275,522
                                                                        ------------
                                                                           5,825,158
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-8.6%
       46,975  Adobe Systems, Inc................................          1,458,574
       50,450  Mercury Interactive Corporation*..................          1,714,291
      147,625  Microsoft Corporation*............................          9,783,109
      120,200  Oracle Corporation*...............................          1,659,962
       94,800  PeopleSoft, Inc.*.................................          3,810,960
       49,125  Retek, Inc.*......................................          1,467,364
      118,179  VERITAS Software Corporation*.....................          5,296,783
                                                                        ------------
                                                                          25,191,043
                                                                        ------------
CONSUMER FINANCE-0.9%
       78,525  MBNA Corporation..................................          2,764,080
                                                                        ------------
ELECTRIC COMPANIES-1.0%
       42,950  Duke Energy Corporation...........................          1,686,217
       20,750  FPL Group, Inc....................................          1,170,300
                                                                        ------------
                                                                           2,856,517
                                                                        ------------
ELECTRICAL EQUIPMENT-2.9%
      210,200  General Electric Company..........................          8,424,816
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.8%
       46,875  WW Grainger, Inc..................................          2,250,000
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-7.7%
      187,475  Altera Corporation*...............................          3,978,220
       32,675  Analog Devices, Inc.*.............................          1,450,443
      226,503  Intel Corporation.................................          7,123,519
       69,150  Linear Technology Corporation.....................          2,699,616
       30,775  Maxim Integrated Products, Inc.*..................          1,615,995
       26,875  Micron Technology, Inc.*..........................            833,125
       54,650  Texas Instruments, Inc............................          1,530,200
       84,700  Xilinx, Inc.*.....................................          3,307,535
                                                                        ------------
                                                                          22,538,653
                                                                        ------------
ENTERTAINMENT-2.9%
      119,212  AOL Time Warner, Inc.*............................          3,826,705
       76,125  Viacom, Inc. Class B*.............................          3,360,919
       60,300  Walt Disney Company...............................          1,249,416
                                                                        ------------
                                                                           8,437,040
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
       45,100  Novellus Systems, Inc.*...........................          1,779,195
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.9%
      154,924  Citigroup, Inc....................................       $  7,820,564
       73,700  J.P. Morgan Chase & Company.......................          2,678,995
       16,750  Morgan Stanley Dean Witter & Company..............            936,995
                                                                        ------------
                                                                          11,436,554
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-3.2%
       37,625  Abbott Laboratories...............................          2,097,594
       58,175  American Home Products Corporation................          3,569,618
       60,275  Johnson & Johnson.................................          3,562,253
                                                                        ------------
                                                                           9,229,465
                                                                        ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.9%
      177,684  Pfizer, Inc.......................................          7,080,707
       34,563  Pharmacia Corporation.............................          1,474,112
                                                                        ------------
                                                                           8,554,819
                                                                        ------------
HEALTHCARE (MANAGED CARE)-0.8%
       31,550  UnitedHealth Group, Inc...........................          2,232,794
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.1%
       51,450  Baxter International, Inc.........................          2,759,264
       28,125  Becton, Dickinson and Company.....................            932,344
       43,625  Boston Scientific Corporation*....................          1,052,235
       26,900  Medtronic, Inc....................................          1,377,549
                                                                        ------------
                                                                           6,121,392
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.1%
       31,725  Colgate-Palmolive Company.........................          1,832,119
       18,975  Procter & Gamble Company..........................          1,501,492
                                                                        ------------
                                                                           3,333,611
                                                                        ------------
INSURANCE (MULTI-LINE)-2.9%
       70,800  American International Group, Inc.................          5,621,520
       44,075  Hartford Financial Services Group, Inc............          2,769,232
                                                                        ------------
                                                                           8,390,752
                                                                        ------------
INSURANCE BROKERS-1.0%
       26,475  Marsh & McLennan Companies, Inc...................          2,844,739
                                                                        ------------
INVESTMENT BANKING & BROKERAGE-1.2%
       16,400  Goldman Sachs Group, Inc..........................          1,521,100
       39,825  Merrill Lynch & Company, Inc......................          2,075,679
                                                                        ------------
                                                                           3,596,779
                                                                        ------------
LEISURE TIME (PRODUCTS)-0.8%
       41,800  Harley-Davidson, Inc..............................          2,270,158
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.4%
       13,425  Minnesota Mining and Manufacturing Company........       $  1,586,969
      104,650  Tyco International Limited........................          6,163,885
       32,500  United Technologies Corporation...................          2,100,475
                                                                        ------------
                                                                           9,851,329
                                                                        ------------
OIL (DOMESTIC INTEGRATED)-0.7%
       34,400  Conoco, Inc.......................................            973,520
       16,800  Phillips Petroleum Company........................          1,012,368
                                                                        ------------
                                                                           1,985,888
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)-3.8%
       28,775  ChevronTexaco Corporation.........................          2,578,528
      218,341  Exxon Mobil Corporation...........................          8,580,801
                                                                        ------------
                                                                          11,159,329
                                                                        ------------
PAPER & FOREST PRODUCTS-0.3%
       15,750  Weyerhaeuser Company..............................            851,760
                                                                        ------------
PUBLISHING (NEWSPAPERS)-0.3%
       13,225  Gannett Company, Inc..............................            889,117
                                                                        ------------
RAILROADS-1.1%
       53,875  Union Pacific Corporation.........................          3,070,875
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-2.2%
       86,425  Home Depot, Inc...................................          4,408,539
       43,800  Lowe's Companies, Inc.............................          2,032,758
                                                                        ------------
                                                                           6,441,297
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
       39,275  Best Buy Company, Inc.*...........................          2,925,202
                                                                        ------------
RETAIL (DEPARTMENT STORES)-0.5%
       18,700  Kohl's Corporation*...............................          1,317,228
                                                                        ------------
RETAIL (DRUG STORES)-0.5%
       42,325  Walgreen Company..................................          1,424,660
                                                                        ------------
RETAIL (FOOD CHAINS)-0.5%
       34,625  Safeway, Inc.*....................................          1,445,594
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)-2.6%
       55,700  Costco Wholesale Corporation*.....................          2,471,966
       89,975  Wal-Mart Stores, Inc..............................          5,178,061
                                                                        ------------
                                                                           7,650,027
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
       10,225  Omnicom Group, Inc................................            913,604
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.2%
      163,775  Cendant Corporation*..............................       $  3,211,628
       16,725  Cintas Corporation................................            809,323
       33,750  H&R Block, Inc....................................          1,508,625
      231,575  Royal Caribbean Cruises Limited...................          3,751,515
                                                                        ------------
                                                                           9,281,091
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
       47,750  Sprint Corporation (PCS Group)*...................          1,165,578
                                                                        ------------
TELEPHONE-3.4%
       47,400  BellSouth Corporation.............................          1,808,310
       93,725  SBC Communications, Inc...........................          3,671,208
       94,000  Verizon Communications, Inc.......................          4,461,240
                                                                        ------------
                                                                           9,940,758
                                                                        ------------
TOBACCO-0.9%
       55,900  Philip Morris Companies, Inc......................          2,563,015
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$238,189,383)..............................................        243,740,096
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
BIOTECHNOLOGY-1.1%
      150,475  Serono SA ADR (SZ)................................          3,339,040
                                                                        ------------
COMMUNICATION EQUIPMENT-0.6%
       66,900  Nokia Oyj Sponsored ADR (FI)......................          1,641,057
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
       65,600  Check Point Software Technologies Limited ADR
               (IS)*.............................................          2,616,784
                                                                        ------------
ELECTRICAL EQUIPMENT-1.6%
       58,075  Celestica, Inc. ADR (CA)*.........................          2,345,645
       93,700  Flextronics International Limited ADR (SG)*.......          2,247,863
                                                                        ------------
                                                                           4,593,508
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
       88,825  STMicroelectronics NV ADR (SZ)....................          2,813,088
       48,800  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................            837,896
                                                                        ------------
                                                                           3,650,984
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)-0.9%
       52,575  Royal Dutch Petroleum Company ADR (NE)............          2,577,227
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$17,766,237)...............................................         18,418,600
                                                                        ------------

PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.5%
CONSUMER FINANCE-4.5%
$  13,100,000  American General Finance
               1.77% 1/03/02.....................................       $ 13,098,712
                                                                        ------------
FINANCIAL (DIVERSIFIED)-4.6%
   13,400,000  American Express Credit Corporation
               1.93% 1/02/02.....................................         13,399,282
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-1.4%
    4,000,000  Novartis Finance Corporation
               1.70% 1/02/02.....................................          3,999,811
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$30,497,805).....................................         30,497,805
                                                                        ------------
TOTAL INVESTMENTS-100.5%
(TOTAL COST-$286,453,425)........................................        292,656,501
OTHER ASSETS AND LIABILITIES-(0.5%)..............................         (1,415,716)
                                                                        ------------
NET ASSETS-100.0%................................................       $291,240,785
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $  286,453,425
                                                    --------------
Investment securities, at market..................     292,656,501
Cash..............................................         831,698
Receivables:
  Investment securities sold......................       3,876,240
  Capital shares sold.............................          51,294
  Dividends.......................................         213,142
  From adviser....................................          12,527
  From transfer agent.............................             865
Other assets......................................           6,324
                                                    --------------
    Total Assets..................................     297,648,591
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................       5,571,754
  Capital shares redeemed.........................         358,861
  Advisory fees...................................         159,756
  Shareholder servicing fees......................          30,572
  Accounting fees.................................           6,536
  Distribution fees...............................          71,645
  To transfer agent...............................             237
  Other...........................................         208,445
                                                    --------------
    Total Liabilities.............................       6,407,806
                                                    --------------
Net Assets........................................  $  291,240,785
                                                    ==============

Net Assets--Class A...............................  $     441,936
Shares Outstanding--Class A.......................         94,918
Net Asset Value, Redemption Price Per Share.......  $        4.66
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        4.94

Net Assets--Class B...............................  $   1,599,072
Shares Outstanding--Class B.......................        346,932
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        4.61

Net Assets--Class C...............................  $     269,984
Shares Outstanding--Class C.......................         59,396
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        4.55

Net Assets--Class F...............................  $ 288,752,191
Shares Outstanding--Class F.......................     61,551,399
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        4.69

Net Assets--Class R...............................  $      50,885
Shares Outstanding--Class R.......................         10,730
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        4.74

Net Assets--Class T...............................  $     126,717
Shares Outstanding--Class T.......................         27,554
Net Asset Value, Redemption Price Per Share.......  $        4.60
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        4.82

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   3,151,558
  Interest........................................        489,193
                                                    -------------
    Total Investment Income.......................      3,640,751
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      2,018,034
  Shareholder servicing fees--Note 2..............        382,641
  Accounting fees--Note 2.........................         80,805
  Distribution fees--Note 2.......................        797,206
  Transfer agency fees--Note 2....................        116,820
  Registration fees--Note 2.......................         52,205
  Postage and mailing expenses....................         28,111
  Custodian fees and expenses--Note 2.............         15,988
  Printing expenses...............................         52,083
  Legal and audit fees............................         26,299
  Directors' fees and expenses....................         23,219
  Other expenses..................................         66,608
                                                    -------------
    Total Expenses................................      3,660,019
    Earnings Credits..............................        (29,262)
    Reimbursed Expenses...........................        (12,527)
    Expense Offset to Broker Commissions..........         (3,919)
                                                    -------------
    Net Expenses..................................      3,614,311
                                                    -------------
  Net Investment Income...........................         26,440
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (73,336,524)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      6,684,995
                                                    -------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....    (66,651,529)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (66,625,089)
                                                    =============
Purchases of long-term securities.................  $ 434,968,802
Proceeds from sales of long-term securities.......  $ 487,465,116

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR          YEAR
                                             ENDED          ENDED
                                            12/31/01      12/31/00
                                          ------------  -------------
OPERATIONS
Net Investment Income (Loss)............  $     26,440  $  (1,174,370)
Net Realized Gain (Loss) from Security
  Transactions..........................   (73,336,524)    10,940,561
Net Realized Gain (Loss) from Foreign
  Currency Transactions.................             0          8,903
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................     6,684,995   (107,569,824)
                                          ------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (66,625,089)   (97,794,730)
                                          ------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................          (133)       (18,118)
  Class B...............................          (571)       (70,916)
  Class C...............................           (98)       (14,375)
  Class F...............................      (101,843)   (27,722,391)
  Class R...............................           (18)           (57)
  Class T...............................           (54)        (5,392)
                                          ------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................      (102,717)   (27,831,249)
                                          ------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                              YEAR          YEAR
                                             ENDED          ENDED
                                            12/31/01      12/31/00
                                          ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    670,224  $   2,011,016
  Class B...............................     1,030,903      1,415,147
  Class C...............................       494,446        402,425
  Class F...............................    12,109,195     19,871,258
  Class R...............................        48,839            143
  Class T...............................       307,450         92,085
Reinvested dividends and distributions
  Class A...............................           116         17,891
  Class B...............................           430         64,385
  Class C...............................            92         10,390
  Class F...............................        79,186     24,344,237
  Class R...............................             0             57
  Class T...............................            54          5,376
                                          ------------  -------------
                                            14,740,935     48,234,410
Cost of shares redeemed
  Class A...............................      (482,257)    (1,660,370)
  Class B...............................      (298,665)       (79,157)
  Class C...............................      (469,624)       (34,523)
  Class F...............................   (42,996,647)   (68,144,849)
  Class R...............................             0              0
  Class T...............................      (254,379)             0
                                          ------------  -------------
                                           (44,501,572)   (69,918,899)
                                          ------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................   (29,760,637)   (21,684,489)
                                          ------------  -------------
Net (Decrease) in Net Assets............   (96,488,443)  (147,310,468)
NET ASSETS
  Beginning of year.....................  $387,729,228  $ 535,039,696
                                          ------------  -------------
  End of year...........................  $291,240,785  $ 387,729,228
                                          ============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $373,635,313  $ 403,395,950
Accumulated undistributed net investment
  income................................        26,440              0
Accumulated undistributed net realized
  (loss) from security transactions.....   (88,623,278)   (15,184,037)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     6,202,310       (482,685)
                                          ------------  -------------
Total...................................  $291,240,785  $ 387,729,228
                                          ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  5.73     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.07)      (0.00)+
    Net (losses) on securities (both
      realized and unrealized)..........     (1.00)      (1.45)
                                           -------     -------
        Total from investment
          operations....................     (1.07)      (1.45)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.66     $  5.73
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.65%)    (19.04%)
    Net assets, end of period (000s)....   $   442     $   318
    Net expenses to average net
      assets#...........................      2.98%       1.01%
    Gross expenses to average net
      assets#...........................      2.98%       1.06%
    Net investment income (loss) to
      average net assets................     (1.82%)     (0.03%)
    Portfolio turnover rate@............       144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $  5.65     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.04)      (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........     (1.00)      (1.51)
                                           -------     -------
        Total from investment
          operations....................     (1.04)      (1.53)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.61     $  5.65
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.38%)    (20.09%)
    Net assets, end of period (000s)....   $ 1,599     $ 1,170
    Net expenses to average net
      assets#...........................      2.19%       1.76%
    Gross expenses to average net
      assets#...........................      2.20%       1.80%
    Net investment (loss) to average net
      assets............................     (1.03%)     (0.88%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $  5.66     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.13)      (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........     (0.98)      (1.51)
                                           -------     -------
        Total from investment
          operations....................     (1.11)      (1.52)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.55     $  5.66
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (19.58%)    (19.96%)
    Net assets, end of period (000s)....   $   270     $   343
    Net expenses to average net
      assets#...........................      3.16%+      1.75%
    Gross expenses to average net
      assets#...........................      3.17%+      1.84%
    Net investment (loss) to average net
      assets............................     (2.01%)+    (0.83%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 3.55%. The gross expense ratio would have been 3.56%. The net investment (loss) ratio would have been (2.40%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                            YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------
                              2001        2000        1999        1998        1997
                           ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $   5.69    $   7.61    $   7.32    $   6.92    $   7.23
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+      (0.02)       0.00+       0.71        0.13
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (1.00)      (1.47)       1.06        0.51        1.25
                            --------    --------    --------    --------    --------
        Total from
          investment
          operations.....      (1.00)      (1.49)       1.06        1.22        1.38
Less distributions:
    From net investment
      income.............       0.00        0.00        0.00       (0.11)      (0.13)
    From net realized
      gains..............       0.00^      (0.43)      (0.77)      (0.71)      (1.56)
                            --------    --------    --------    --------    --------
        Total
         distributions...       0.00       (0.43)      (0.77)      (0.82)      (1.69)
    Net Asset Value, end
      of year............   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
                            ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (17.55%)    (19.57%)     15.03%      17.78%      19.40%
    Net assets, end of
      period (000s)......   $288,752    $385,816    $535,035    $542,307    $543,168
    Net expenses to
      average net
      assets#............       1.14%       1.10%       1.12%       1.08%       1.09%
    Gross expenses to
      average net
      assets#............       1.14%       1.12%       1.13%       1.10%       1.11%
    Net investment income
      (loss) to average
      net assets.........       0.02%      (0.24%)     (0.05%)      1.38%       1.84%
    Portfolio turnover
      rate@..............        144%        165%        165%        259%        256%

  + Net investment (loss) for the year ended December 31, 2001 and 1999 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......    $ 5.74      $ 7.61
Income from investment operations:
    Net investment income (loss)........     (0.01)       0.00+
    Net (losses) on securities (both
     realized and unrealized)...........     (0.99)      (1.44)
                                            ------      ------
       Total from investment
         operations.....................     (1.00)      (1.44)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                            ------      ------
       Total distributions..............      0.00       (0.43)
Net Asset Value, end of year............    $ 4.74      $ 5.74
                                            ======      ======
Total Return/Ratios
    Total return........................    (17.39%)    (18.91%)
    Net assets, end of period (000s)....    $   51      $    1
    Net expenses to average net
     assets#............................      2.72%+      0.76%
    Gross expenses to average net
     assets#............................      2.73%+      0.79%
    Net investment income (loss) to
     average net assets.................     (1.68%)+     0.01%
    Portfolio turnover rate@............       144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 82.22%. The gross expense ratio would have been 82.23%. The net investment (loss) ratio would have been (81.18%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $ 5.68      $ 7.61
Income from investment operations:
    Net investment income (loss)........     (0.09)      (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........     (0.99)      (1.49)
                                            ------      ------
        Total from investment
          operations....................     (1.08)      (1.50)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     0.00^       (0.43)
                                            ------      ------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............    $ 4.60      $ 5.68
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (18.99%)    (19.69%)
    Net assets, end of period (000s)....    $  127      $   82
    Net expenses to average net
      assets#...........................      3.13%+      1.25%
    Gross expenses to average net
      assets#...........................      3.14%+      1.28%
    Net investment (loss) to average net
      assets............................     (1.96%)+    (0.40%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 6.31%. The gross expense ratio would have been 6.32%. The net investment (loss) ratio would have been (5.14%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund".) The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $460 during the year ended December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $2,171 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $870, $3,715, $951, and $337, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, 2001, Class B,
Class C, Class F, and Class T shares were charged $11,145, $2,854, $782,870, and $337, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,946, $6,955, $6,946, $17,573, $6,942, and $6,843, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $1,481, $6,772, and $4,274, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
        $0                     $0                    $0

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        26,440
Accumulated Capital Losses........................  $    79,557,938
Post-October Capital Loss Deferral................  $     6,049,144
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   289,469,311
Unrealized Appreciation...........................  $    19,439,146
Unrealized (Depreciation).........................  $   (16,251,956)
Net Appreciation..................................  $     3,187,190

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                               YEAR             YEAR
                                               ENDED            ENDED
                                             12/31/01         12/31/00
                                          ---------------  ---------------
CLASS A
      Shares sold.......................          128,154          284,763
      Shares issued for dividends
        reinvested......................               24            3,117
      Shares redeemed...................          (88,734)        (232,538)
      NET INCREASE IN SHARES
        OUTSTANDING.....................           39,444           55,342

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

CLASS B
      Shares sold.......................          204,936          207,662
      Shares issued for dividends
        reinvested......................               92           11,375
      Shares redeemed...................          (65,170)         (12,095)
      NET INCREASE IN SHARES
        OUTSTANDING.....................          139,858          206,942
CLASS C
      Shares sold.......................           97,869           64,652
      Shares issued for dividends
        reinvested......................               20            1,832
      Shares redeemed...................          (99,210)          (5,899)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (1,321)          60,585
CLASS F
      Shares sold.......................        2,441,399        2,747,088
      Shares issued for dividends
        reinvested......................           17,159        4,270,841
      Shares redeemed...................       (8,709,891)      (9,519,830)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (6,251,333)      (2,501,901)
CLASS R
      Shares sold.......................           10,588                0
      Shares issued for dividends
        reinvested......................                0               10
      Shares redeemed...................                0                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           10,588               10
CLASS T
      Shares sold.......................           68,057           13,343
      Shares issued for dividends
        reinvested......................               14              947
      Shares redeemed...................          (54,939)               0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           13,132           14,290

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $102,717 of long-term capital gains. Of the ordinary income distributions declared for the year ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director,

YOUR BOARD REPRESENTATIVES
(unaudited) (CONTINUED)
Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Director and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH
AND INCOME FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY (SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.



A-646-GI-01

DREYFUS FOUNDERS
GROWTH AND
INCOME FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                        3
Statement of Investments                  10
Statement of Assets and Liabilities       16
Statement of Operations                   18
Statements of Changes in Net Assets       19
Financial Highlights                      21
Notes to Financial Statements             27
Report of Independent Accountants         33
Other Information                         34
Your Board Representatives                35




The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001?

Both the Growth and Income Fund and the markets logged another zigzag year in terms of performance. Investors may recall that in 2000, the first and third quarters were favorable for the markets, but the second and fourth quarters were weak. What we experienced in 2001 were dismal first and third quarters, but solid second and especially fourth quarters, which provided some respite from the declining markets.

     In this environment, the Growth and Income Fund underperformed its primary benchmark, the Standard & Poor's (S&P) 500 Index, which returned -11.90% in 2001. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

YOU TOOK OVER THE FUND IN NOVEMBER 2001. WHAT IS YOUR INVESTMENT APPROACH?

The focus at Founders is on bottom-up research, and I subscribe to that wholeheartedly. Having started my investment career here at Founders, that's the sort of investor I am.

     My goal is to have between 40 and 70 larger holdings in the Fund, compared to the previous structure of smaller positions in about 100 names. I feel that a portfolio manager's goal of producing above-average returns is difficult to reach unless you have the confidence to take substantial positions in companies. You can't do that until you've done fundamental, bottom-up analysis on each company.

[SIDENOTE]

"INVESTORS ALTERNATED BETWEEN HOPE AND DESPAIR OVER A POSSIBLE U.S. RECOVERY AT VARIOUS POINTS IN 2001. THIS UNCERTAINTY MEANT A SECOND YEAR OF INVESTORS FAVORING MORE DEFENSIVE ISSUES, WHICH BOOSTED VALUE-ORIENTED STOCKS AT THE EXPENSE OF GROWTH STOCKS--THE TYPE SOUGHT BY THE GROWTH AND INCOME FUND."

     I spend time researching a company's earnings growth potential, management team, and valuation. I like to use price targets rather than emotion or instinct when considering a sell decision.

     The Growth and Income Fund is managed with a growth emphasis, although many companies in the portfolio pay dividends. As growth stocks in general tend to pay lower dividends than non-growth (value) stocks, the Fund's distribution of dividends will continue to be a by-product of our growth-stock investing. Some of our peers (other growth and income funds) would perhaps seek value-oriented stocks and would have a higher dividend tilt.

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

In a word, unfavorable. The high valuations that the market reached in 1999 had begun to correct in 2000; that market correction continued in 2001 and was amplified by the slowdown in the U.S. economy. Accordingly, investors alternated between hope and despair over a possible U.S. recovery at various points in 2001. This uncertainty meant a second year of investors favoring more defensive issues, which boosted value-oriented stocks at the expense of growth stocks--the type sought by the Growth and Income Fund.

     In fact, the gap in performance was quite wide for the full year; the large-cap Russell 1000 Growth Index lost -20.42% for the year ending December 31, while the Russell 1000 Value Index lost a relatively modest

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Growth and Income Fund has a new portfolio manager, John Jares, CFA, who took the reins in November 2001.

- Fund performance was uneven in 2001, as the technology sector moved in and out of favor.

-    Financial-related holdings were the biggest drag on returns.

- Several healthcare-related companies boosted the Fund's returns, as did its fortuitous holding of cash at the time of the surprise September 11 attacks, though neither was sufficient to allow the Fund to finish the year in the black.

-5.59% in the same period.(1) The negative returns of both indexes for the year show that the two positive quarters mentioned above were not sufficient to overcome the damage of the two negative quarters.

     And while both large-cap growth and small-cap growth stocks posted positive returns on average during the "up" quarters, large-cap growth were bested by their small-cap brethren for the full year. To illustrate, the small-cap Russell 2000 Value Index returned 14.02% for the full year, a stark contrast to the -9.23% decline of the Russell 2000 Growth Index and the declines of the Russell 1000 Growth and Value Indexes, above.(2) So overall, the investment environment was both challenging and unfavorable to large-cap growth stocks.

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

     (2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (TICKER SYMBOL)

  1.   Microsoft Corporation  (MSFT)           3.36%
  2.   Exxon Mobil Corporation  (XOM)          2.95%
  3.   General Electric Company  (GE)          2.89%
  4.   Citigroup, Inc.  (C)                    2.69%
  5.   Intel Corporation  (INTC)               2.45%
  6.   Pfizer, Inc.  (PFE)                     2.43%
  7.   Tyco International Limited  (TYC)       2.12%
  8.   American International Group  (AIG)     1.93%
  9.   VERITAS Software  (VRTS)                1.82%
 10.   Wal-Mart Stores, Inc.  (WMT)            1.78%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     In this scenario, the Fund delivered disappointing performance for the year, as did its universe of stocks and its benchmark indexes. While the terrorist attacks of September 11 drove many share prices down to oversold levels, we were fortunate that the Fund held a higher-than-average cash position at the time of these tragic incidents. From late September to the end of the year, the investment environment was more sympathetic to growth stocks, particularly technology. The Fund's solid performance in the fourth quarter was a reflection of this more positive environment.

[CHART]

GROWTH OF $10,000 INVESTMENT

                  DREYFUS FOUNDERS
                 GROWTH AND INCOME             S&P 500                 RUSSELL 1000
                   FUND-CLASS F                 INDEX                  GROWTH INDEX
12/31/1991           10,000.00                10,000.00                 10,000.00
01/31/1992            9,621.90                 9,824.76                  9,759.33
02/28/1992            9,517.60                 9,939.62                  9,775.61
03/31/1992            9,341.42                 9,746.64                  9,508.03
04/30/1992            9,432.88                10,044.83                  9,577.40
05/29/1992            9,511.27                10,079.21                  9,646.78
06/30/1992            9,224.14                 9,931.43                  9,403.98
07/31/1992            9,459.99                10,350.12                  9,824.45
08/31/1992            9,315.86                10,127.32                  9,704.11
09/30/1992            9,427.47                10,245.36                  9,814.54
10/30/1992            9,598.41                10,301.83                  9,962.48
11/30/1992           10,006.01                10,637.58                 10,394.99
12/31/1992            9,974.54                10,761.89                 10,499.04
01/29/1993           10,032.28                10,861.20                 10,378.71
02/26/1993           10,032.28                10,997.43                 10,212.36
03/31/1993           10,292.25                11,230.14                 10,409.15
04/30/1993           10,017.60                10,969.14                  9,992.21
05/28/1993           10,378.98                11,242.15                 10,341.90
06/30/1993           10,480.25                11,276.70                 10,247.75
07/31/1993           10,480.25                11,250.97                 10,064.42
08/31/1993           10,885.57                11,667.56                 10,477.81
09/30/1993           11,145.99                11,576.17                 10,400.65
10/31/1993           11,276.44                11,826.61                 10,689.46
11/30/1993           11,145.99                11,699.75                 10,617.97
12/31/1993           11,419.52                11,844.98                 10,800.59
01/31/1994           11,789.03                12,256.85                 11,051.18
02/28/1994           11,894.60                11,912.28                 10,848.73
03/31/1994           11,340.03                11,395.20                 10,324.20
04/30/1994           11,533.72                11,552.89                 10,371.63
05/31/1994           11,445.68                11,725.31                 10,528.77
06/30/1994           11,023.07                11,440.76                 10,217.31
07/29/1994           11,340.03                11,828.16                 10,566.29
08/31/1994           11,903.51                12,304.41                 11,154.53
09/30/1994           11,604.16                12,001.13                 11,003.75
10/31/1994           11,797.85                12,280.86                 11,262.12
11/30/1994           11,392.85                11,823.98                 10,901.11
12/31/1994           11,479.45                11,998.49                 11,083.74
01/31/1995           11,665.80                12,317.23                 11,320.87
02/28/1995           11,908.06                12,786.39                 11,795.14
03/31/1995           12,243.50                13,166.16                 12,139.17
04/28/1995           12,336.68                13,563.02                 12,404.62
05/31/1995           12,709.39                14,089.01                 12,836.41
06/30/1995           13,287.09                14,422.12                 13,331.87
07/31/1995           13,920.69                14,909.74                 13,885.90
08/31/1995           13,995.23                14,938.75                 13,901.07
09/29/1995           14,349.31                15,567.24                 14,541.84
10/31/1995           14,032.50                15,521.95                 14,551.91
11/30/1995           14,777.92                16,190.63                 15,117.50
12/31/1995           14,814.90                16,502.46                 15,204.17
01/31/1996           15,368.53                17,075.02                 15,712.75
02/29/1996           15,744.99                17,222.07                 16,000.11
03/29/1996           16,210.03                17,389.03                 16,020.64
04/30/1996           16,785.80                17,656.48                 16,442.16
05/31/1996           17,250.84                18,095.72                 17,016.68
06/28/1996           17,228.69                18,168.84                 17,039.79
07/31/1996           16,409.33                17,373.84                 16,041.43
08/30/1996           16,896.52                17,736.69                 16,455.48
09/30/1996           17,361.56                18,731.39                 17,653.73
10/31/1996           17,804.46                19,259.30                 17,760.10
11/29/1996           18,645.96                20,706.78                 19,093.56
12/31/1996           18,425.28                20,296.55                 18,719.74
01/31/1997           19,036.91                21,573.35                 20,032.70
02/28/1997           19,011.43                21,730.49                 19,897.06
03/31/1997           18,552.71                20,834.19                 18,820.32
04/30/1997           19,266.27                22,086.97                 20,070.05
05/30/1997           20,209.20                23,414.15                 21,518.42
06/30/1997           20,897.28                24,464.68                 22,379.61
07/31/1997           21,585.36                26,424.52                 24,358.91
08/29/1997           20,693.40                24,942.48                 22,933.17
09/30/1997           21,840.20                26,305.76                 24,061.69
10/31/1997           21,457.94                25,437.92                 23,172.36
11/28/1997           21,687.30                26,606.40                 24,156.60
12/31/1997           22,006.77                27,064.38                 24,427.21
01/30/1998           22,611.01                27,375.12                 25,157.64
02/27/1998           23,755.87                29,333.23                 27,050.04
03/31/1998           24,455.50                30,837.19                 28,128.37
04/30/1998           24,709.92                31,145.84                 28,517.62
05/29/1998           24,487.31                30,592.02                 27,708.40
06/30/1998           25,059.74                31,837.07                 29,405.43
07/31/1998           24,296.49                31,517.42                 29,210.79
08/31/1998           21,847.76                26,956.79                 24,826.95
09/30/1998           23,247.04                28,677.28                 26,734.09
10/30/1998           24,614.51                31,026.80                 28,882.75
11/30/1998           25,441.36                32,899.61                 31,079.72
12/31/1998           25,919.67                34,797.16                 33,882.17
01/29/1999           25,211.48                36,260.74                 35,871.67
02/26/1999           24,786.57                35,114.27                 34,232.94
03/31/1999           26,096.72                36,517.65                 36,035.85
04/30/1999           26,379.99                37,940.50                 36,081.93
05/28/1999           25,282.30                37,027.73                 34,973.04
06/30/1999           26,734.09                39,089.15                 37,422.72
07/30/1999           25,813.44                37,873.92                 36,233.45
08/31/1999           25,671.81                37,682.86                 36,825.23
09/30/1999           25,317.71                36,647.51                 36,051.53
10/29/1999           26,981.95                38,983.48                 38,774.69
11/30/1999           27,513.09                39,760.10                 40,866.43
12/31/1999           29,815.82                42,100.89                 45,117.15
01/31/2000           28,718.79                39,993.00                 43,001.34
02/29/2000           28,875.51                39,224.45                 45,103.70
03/31/2000           31,030.39                43,061.48                 48,331.56
04/28/2000           28,679.61                41,769.59                 46,031.71
05/31/2000           27,425.85                40,896.57                 43,714.16
06/30/2000           28,326.99                41,915.74                 47,026.97
07/31/2000           27,739.29                41,266.52                 45,066.19
08/31/2000           30,325.16                43,814.46                 49,147.02
09/29/2000           28,601.25                41,507.33                 44,497.77
10/31/2000           26,916.52                41,343.72                 42,392.58
11/30/2000           23,821.31                38,067.62                 36,143.55
12/29/2000           23,982.05                38,257.41                 34,999.65
01/31/2001           24,277.09                39,619.05                 37,417.71
02/28/2001           21,916.81                35,993.47                 31,065.34
03/30/2001           20,315.20                33,719.61                 27,684.58
04/30/2001           21,706.07                36,346.50                 31,186.38
05/31/2001           21,326.75                36,569.48                 30,726.98
06/29/2001           20,568.09                35,691.55                 30,015.57
07/31/2001           20,062.31                35,347.16                 29,265.24
08/31/2001           18,840.03                33,123.32                 26,872.66
09/28/2001           17,954.93                30,444.88                 24,189.14
10/31/2001           18,039.22                31,039.08                 25,458.34
11/30/2001           19,598.69                33,412.69                 27,904.01
12/31/2001           19,774.19                33,704.34                 27,851.63

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the Russell 1000 Growth Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

WHAT HOLDINGS HELPED PERFORMANCE MOST IN 2001?

Overall, our stock selection in the healthcare sector cushioned the Fund's return most in 2001. We had been optimistic on the defensive nature of the pharmaceuticals industry. The market felt differently, however, and our holdings of large pharmaceuticals companies such as MERCK & COMPANY, INC., PFIZER, INC., PHARMACIA CORPORATION and BRISTOL-MYERS SQUIBB COMPANY were a drag on performance despite their good cashflow prospects over both the short and long term. Nonetheless, the Fund's holdings of TENET HEALTHCARE CORPORATION, ABBOTT LABORATORIES, BAXTER INTERNATIONAL, INC. and UNITEDHEALTH GROUP, INC. each posted solid returns to overcome some of the declines in our big pharmaceuticals names. TENET HEALTHCARE CORPORATION'S share price rose in 2001 as it continued to report consecutive

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                         INCEPTION            1           5         10         SINCE
                                           DATE              YEAR       YEARS      YEARS      INCEPTION
CLASS A SHARES
        With sales charge (5.75%)         12/31/99         (23.33%)       --         --       (21.19%)
        Without sales charge              12/31/99         (18.65%)       --         --       (18.84%)
CLASS B SHARES
        With redemption*                  12/31/99         (21.64%)       --         --       (20.75%)
        Without redemption                12/31/99         (18.38%)       --         --       (19.24%)
CLASS C SHARES
        With redemption**                 12/31/99         (20.39%)       --         --       (19.77%)
        Without redemption                12/31/99         (19.58%)       --         --       (19.77%)
CLASS F SHARES                              7/5/38         (17.55%)      1.42%      7.06%        n/a
CLASS R SHARES                            12/31/99         (17.39%)       --         --       (18.15%)
CLASS T SHARES
        With sales charge (4.50%)         12/31/99         (22.66%)       --         --       (21.18%)
        Without sales charge              12/31/99         (18.99%)       --         --       (19.34%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

    ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

quarters of earnings-per-share growth. The company's growth drivers are three-fold. First, continued growth in hospital admissions; second strong pricing; and third, effective cost control.

     The Fund's cash position at the time of the September 11 attacks protected it from much of the aggressive early selling that emerged when the U.S. markets reopened. While we held more cash a result of the economic environment at the time of the tragedies, it served the Fund well when the surprise attacks occurred.

     Well-known names such as MICROSOFT CORPORATION, HOME DEPOT, INC., INTERNATIONAL BUSINESS MACHINES CORPORATION and JOHNSON & JOHNSON ended the year as some of the Fund's top performers. Microsoft continued to be buoyed by the release of its XP Office program suite and by expectations for the launch late in the year of its next-generation Windows XP operating system. The resolution of the company's suit by the Justice Department was another key driver of Microsoft's share price in 2001.

PORTFOLIO COMPOSITION

Technology                     25.93%
Financials                     12.16%
Healthcare                     11.10%
Consumer Cyclicals             10.88%
Consumer Staples                9.78%
Capital Goods                   7.85%
Energy                          5.40%
Communication Services          3.81%
Basic Materials                 1.07%
Transportation                  1.05%
Utilities                       0.98%
Cash & Equivalents              9.99%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT HOLDINGS HINDERED PERFORMANCE MOST DURING 2001?

The Fund's holdings of technology-related names contributed to its sub-par performance in the January-September 2001 period. NOKIA OYJ SPONSORED ADR, CISCO SYSTEMS, INC., ORACLE CORPORATION and EMC CORPORATION were the Fund's four worst performers, reflecting the devastating returns many technology-related companies posted in the first three quarters of the year. Unlike other tech holdings in the Fund, these names did not recover sufficiently in the fourth quarter. In hindsight, it's clear that the disappointing earnings by several technology companies in February were a portent of most of the year and, with the exception of the fourth quarter, tech really hurt.

     However, as a sector, the Fund's holdings in the financial arena hampered returns the most. Much of the pain here came in the fourth quarter. Financials historically have done well when interest rates are expected to ease further, and in the fourth quarter, conventional wisdom said that we were approaching the end of this easing cycle. Fund holdings MORGAN STANLEY DEAN WITTER & COMPANY and AMERICAN EXPRESS COMPANY dampened returns, as investors abandoned companies that they considered interest rate sensitive.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

In the near term, we believe that share prices have moved up a bit too quickly and have reached levels that are slightly ahead of underlying fundamentals. We have positioned the Fund for a possible economic recovery and are keeping a close watch on corporate fundamentals.

/s/  JOHN B. JARES

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-83.7%
ALUMINUM-0.3%
       24,650  Alcoa, Inc........................................       $    876,308
                                                                        ------------
BANKS (MAJOR REGIONAL)-1.7%
       53,700  FleetBoston Financial Corporation.................          1,960,050
       37,250  Northern Trust Corporation........................          2,243,195
       14,175  State Street Corporation..........................            740,644
                                                                        ------------
                                                                           4,943,889
                                                                        ------------
BANKS (MONEY CENTER)-0.5%
       22,875  Bank of America Corporation.......................          1,439,981
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)-2.3%
       36,700  Coca-Cola Company.................................          1,730,405
      100,300  PepsiCo, Inc......................................          4,883,607
                                                                        ------------
                                                                           6,614,012
                                                                        ------------
BIOTECHNOLOGY-1.0%
       50,510  Amgen, Inc.*......................................          2,850,784
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
       31,450  Clear Channel Communications, Inc.*...............          1,601,120
       84,775  Comcast Corporation Special Class A*..............          3,051,900
                                                                        ------------
                                                                           4,653,020
                                                                        ------------
CHEMICALS-0.5%
       32,800  E.I. du Pont de Nemours and Company...............          1,394,328
                                                                        ------------
COMMUNICATION EQUIPMENT-0.4%
       25,000  QUALCOMM, Inc.*...................................          1,262,500
                                                                        ------------
COMPUTERS (HARDWARE)-3.0%
      132,950  Dell Computer Corporation*........................          3,613,581
       42,475  International Business Machines Corporation.......          5,137,776
                                                                        ------------
                                                                           8,751,357
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-2.0%
      107,175  Brocade Communications Systems, Inc.*.............       $  3,549,636
      125,650  Cisco Systems, Inc.*..............................          2,275,522
                                                                        ------------
                                                                           5,825,158
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-8.6%
       46,975  Adobe Systems, Inc................................          1,458,574
       50,450  Mercury Interactive Corporation*..................          1,714,291
      147,625  Microsoft Corporation*............................          9,783,109
      120,200  Oracle Corporation*...............................          1,659,962
       94,800  PeopleSoft, Inc.*.................................          3,810,960
       49,125  Retek, Inc.*......................................          1,467,364
      118,179  VERITAS Software Corporation*.....................          5,296,783
                                                                        ------------
                                                                          25,191,043
                                                                        ------------
CONSUMER FINANCE-0.9%
       78,525  MBNA Corporation..................................          2,764,080
                                                                        ------------
ELECTRIC COMPANIES-1.0%
       42,950  Duke Energy Corporation...........................          1,686,217
       20,750  FPL Group, Inc....................................          1,170,300
                                                                        ------------
                                                                           2,856,517
                                                                        ------------
ELECTRICAL EQUIPMENT-2.9%
      210,200  General Electric Company..........................          8,424,816
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.8%
       46,875  WW Grainger, Inc..................................          2,250,000
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-7.7%
      187,475  Altera Corporation*...............................          3,978,220
       32,675  Analog Devices, Inc.*.............................          1,450,443
      226,503  Intel Corporation.................................          7,123,519
       69,150  Linear Technology Corporation.....................          2,699,616
       30,775  Maxim Integrated Products, Inc.*..................          1,615,995
       26,875  Micron Technology, Inc.*..........................            833,125
       54,650  Texas Instruments, Inc............................          1,530,200
       84,700  Xilinx, Inc.*.....................................          3,307,535
                                                                        ------------
                                                                          22,538,653
                                                                        ------------
ENTERTAINMENT-2.9%
      119,212  AOL Time Warner, Inc.*............................          3,826,705
       76,125  Viacom, Inc. Class B*.............................          3,360,919
       60,300  Walt Disney Company...............................          1,249,416
                                                                        ------------
                                                                           8,437,040
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
       45,100  Novellus Systems, Inc.*...........................          1,779,195
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.9%
      154,924  Citigroup, Inc....................................       $  7,820,564
       73,700  J.P. Morgan Chase & Company.......................          2,678,995
       16,750  Morgan Stanley Dean Witter & Company..............            936,995
                                                                        ------------
                                                                          11,436,554
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-3.2%
       37,625  Abbott Laboratories...............................          2,097,594
       58,175  American Home Products Corporation................          3,569,618
       60,275  Johnson & Johnson.................................          3,562,253
                                                                        ------------
                                                                           9,229,465
                                                                        ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.9%
      177,684  Pfizer, Inc.......................................          7,080,707
       34,563  Pharmacia Corporation.............................          1,474,112
                                                                        ------------
                                                                           8,554,819
                                                                        ------------
HEALTHCARE (MANAGED CARE)-0.8%
       31,550  UnitedHealth Group, Inc...........................          2,232,794
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.1%
       51,450  Baxter International, Inc.........................          2,759,264
       28,125  Becton, Dickinson and Company.....................            932,344
       43,625  Boston Scientific Corporation*....................          1,052,235
       26,900  Medtronic, Inc....................................          1,377,549
                                                                        ------------
                                                                           6,121,392
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.1%
       31,725  Colgate-Palmolive Company.........................          1,832,119
       18,975  Procter & Gamble Company..........................          1,501,492
                                                                        ------------
                                                                           3,333,611
                                                                        ------------
INSURANCE (MULTI-LINE)-2.9%
       70,800  American International Group, Inc.................          5,621,520
       44,075  Hartford Financial Services Group, Inc............          2,769,232
                                                                        ------------
                                                                           8,390,752
                                                                        ------------
INSURANCE BROKERS-1.0%
       26,475  Marsh & McLennan Companies, Inc...................          2,844,739
                                                                        ------------
INVESTMENT BANKING & BROKERAGE-1.2%
       16,400  Goldman Sachs Group, Inc..........................          1,521,100
       39,825  Merrill Lynch & Company, Inc......................          2,075,679
                                                                        ------------
                                                                           3,596,779
                                                                        ------------
LEISURE TIME (PRODUCTS)-0.8%
       41,800  Harley-Davidson, Inc..............................          2,270,158
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.4%
       13,425  Minnesota Mining and Manufacturing Company........       $  1,586,969
      104,650  Tyco International Limited........................          6,163,885
       32,500  United Technologies Corporation...................          2,100,475
                                                                        ------------
                                                                           9,851,329
                                                                        ------------
OIL (DOMESTIC INTEGRATED)-0.7%
       34,400  Conoco, Inc.......................................            973,520
       16,800  Phillips Petroleum Company........................          1,012,368
                                                                        ------------
                                                                           1,985,888
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)-3.8%
       28,775  ChevronTexaco Corporation.........................          2,578,528
      218,341  Exxon Mobil Corporation...........................          8,580,801
                                                                        ------------
                                                                          11,159,329
                                                                        ------------
PAPER & FOREST PRODUCTS-0.3%
       15,750  Weyerhaeuser Company..............................            851,760
                                                                        ------------
PUBLISHING (NEWSPAPERS)-0.3%
       13,225  Gannett Company, Inc..............................            889,117
                                                                        ------------
RAILROADS-1.1%
       53,875  Union Pacific Corporation.........................          3,070,875
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-2.2%
       86,425  Home Depot, Inc...................................          4,408,539
       43,800  Lowe's Companies, Inc.............................          2,032,758
                                                                        ------------
                                                                           6,441,297
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
       39,275  Best Buy Company, Inc.*...........................          2,925,202
                                                                        ------------
RETAIL (DEPARTMENT STORES)-0.5%
       18,700  Kohl's Corporation*...............................          1,317,228
                                                                        ------------
RETAIL (DRUG STORES)-0.5%
       42,325  Walgreen Company..................................          1,424,660
                                                                        ------------
RETAIL (FOOD CHAINS)-0.5%
       34,625  Safeway, Inc.*....................................          1,445,594
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)-2.6%
       55,700  Costco Wholesale Corporation*.....................          2,471,966
       89,975  Wal-Mart Stores, Inc..............................          5,178,061
                                                                        ------------
                                                                           7,650,027
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
       10,225  Omnicom Group, Inc................................            913,604
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.2%
      163,775  Cendant Corporation*..............................       $  3,211,628
       16,725  Cintas Corporation................................            809,323
       33,750  H&R Block, Inc....................................          1,508,625
      231,575  Royal Caribbean Cruises Limited...................          3,751,515
                                                                        ------------
                                                                           9,281,091
                                                                        ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.4%
       47,750  Sprint Corporation (PCS Group)*...................          1,165,578
                                                                        ------------
TELEPHONE-3.4%
       47,400  BellSouth Corporation.............................          1,808,310
       93,725  SBC Communications, Inc...........................          3,671,208
       94,000  Verizon Communications, Inc.......................          4,461,240
                                                                        ------------
                                                                           9,940,758
                                                                        ------------
TOBACCO-0.9%
       55,900  Philip Morris Companies, Inc......................          2,563,015
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$238,189,383)..............................................        243,740,096
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
BIOTECHNOLOGY-1.1%
      150,475  Serono SA ADR (SZ)................................          3,339,040
                                                                        ------------
COMMUNICATION EQUIPMENT-0.6%
       66,900  Nokia Oyj Sponsored ADR (FI)......................          1,641,057
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-0.9%
       65,600  Check Point Software Technologies Limited ADR
               (IS)*.............................................          2,616,784
                                                                        ------------
ELECTRICAL EQUIPMENT-1.6%
       58,075  Celestica, Inc. ADR (CA)*.........................          2,345,645
       93,700  Flextronics International Limited ADR (SG)*.......          2,247,863
                                                                        ------------
                                                                           4,593,508
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
       88,825  STMicroelectronics NV ADR (SZ)....................          2,813,088
       48,800  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................            837,896
                                                                        ------------
                                                                           3,650,984
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)-0.9%
       52,575  Royal Dutch Petroleum Company ADR (NE)............          2,577,227
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$17,766,237)...............................................         18,418,600
                                                                        ------------

PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.5%
CONSUMER FINANCE-4.5%
$  13,100,000  American General Finance
               1.77% 1/03/02.....................................       $ 13,098,712
                                                                        ------------
FINANCIAL (DIVERSIFIED)-4.6%
   13,400,000  American Express Credit Corporation
               1.93% 1/02/02.....................................         13,399,282
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-1.4%
    4,000,000  Novartis Finance Corporation
               1.70% 1/02/02.....................................          3,999,811
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$30,497,805).....................................         30,497,805
                                                                        ------------
TOTAL INVESTMENTS-100.5%
(TOTAL COST-$286,453,425)........................................        292,656,501
OTHER ASSETS AND LIABILITIES-(0.5%)..............................         (1,415,716)
                                                                        ------------
NET ASSETS-100.0%................................................       $291,240,785
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................  $  286,453,425
                                                    --------------
Investment securities, at market..................     292,656,501
Cash..............................................         831,698
Receivables:
  Investment securities sold......................       3,876,240
  Capital shares sold.............................          51,294
  Dividends.......................................         213,142
  From adviser....................................          12,527
  From transfer agent.............................             865
Other assets......................................           6,324
                                                    --------------
    Total Assets..................................     297,648,591
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................       5,571,754
  Capital shares redeemed.........................         358,861
  Advisory fees...................................         159,756
  Shareholder servicing fees......................          30,572
  Accounting fees.................................           6,536
  Distribution fees...............................          71,645
  To transfer agent...............................             237
  Other...........................................         208,445
                                                    --------------
    Total Liabilities.............................       6,407,806
                                                    --------------
Net Assets........................................  $  291,240,785
                                                    ==============

Net Assets--Class A...............................  $     441,936
Shares Outstanding--Class A.......................         94,918
Net Asset Value, Redemption Price Per Share.......  $        4.66
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        4.94

Net Assets--Class B...............................  $   1,599,072
Shares Outstanding--Class B.......................        346,932
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        4.61

Net Assets--Class C...............................  $     269,984
Shares Outstanding--Class C.......................         59,396
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        4.55

Net Assets--Class F...............................  $ 288,752,191
Shares Outstanding--Class F.......................     61,551,399
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        4.69

Net Assets--Class R...............................  $      50,885
Shares Outstanding--Class R.......................         10,730
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        4.74

Net Assets--Class T...............................  $     126,717
Shares Outstanding--Class T.......................         27,554
Net Asset Value, Redemption Price Per Share.......  $        4.60
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        4.82

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   3,151,558
  Interest........................................        489,193
                                                    -------------
    Total Investment Income.......................      3,640,751
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      2,018,034
  Shareholder servicing fees--Note 2..............        382,641
  Accounting fees--Note 2.........................         80,805
  Distribution fees--Note 2.......................        797,206
  Transfer agency fees--Note 2....................        116,820
  Registration fees--Note 2.......................         52,205
  Postage and mailing expenses....................         28,111
  Custodian fees and expenses--Note 2.............         15,988
  Printing expenses...............................         52,083
  Legal and audit fees............................         26,299
  Directors' fees and expenses....................         23,219
  Other expenses..................................         66,608
                                                    -------------
    Total Expenses................................      3,660,019
    Earnings Credits..............................        (29,262)
    Reimbursed Expenses...........................        (12,527)
    Expense Offset to Broker Commissions..........         (3,919)
                                                    -------------
    Net Expenses..................................      3,614,311
                                                    -------------
  Net Investment Income...........................         26,440
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (73,336,524)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      6,684,995
                                                    -------------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions.....    (66,651,529)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (66,625,089)
                                                    =============
Purchases of long-term securities.................  $ 434,968,802
Proceeds from sales of long-term securities.......  $ 487,465,116

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR          YEAR
                                             ENDED          ENDED
                                            12/31/01      12/31/00
                                          ------------  -------------
OPERATIONS
Net Investment Income (Loss)............  $     26,440  $  (1,174,370)
Net Realized Gain (Loss) from Security
  Transactions..........................   (73,336,524)    10,940,561
Net Realized Gain (Loss) from Foreign
  Currency Transactions.................             0          8,903
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................     6,684,995   (107,569,824)
                                          ------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (66,625,089)   (97,794,730)
                                          ------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................          (133)       (18,118)
  Class B...............................          (571)       (70,916)
  Class C...............................           (98)       (14,375)
  Class F...............................      (101,843)   (27,722,391)
  Class R...............................           (18)           (57)
  Class T...............................           (54)        (5,392)
                                          ------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................      (102,717)   (27,831,249)
                                          ------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                              YEAR          YEAR
                                             ENDED          ENDED
                                            12/31/01      12/31/00
                                          ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    670,224  $   2,011,016
  Class B...............................     1,030,903      1,415,147
  Class C...............................       494,446        402,425
  Class F...............................    12,109,195     19,871,258
  Class R...............................        48,839            143
  Class T...............................       307,450         92,085
Reinvested dividends and distributions
  Class A...............................           116         17,891
  Class B...............................           430         64,385
  Class C...............................            92         10,390
  Class F...............................        79,186     24,344,237
  Class R...............................             0             57
  Class T...............................            54          5,376
                                          ------------  -------------
                                            14,740,935     48,234,410
Cost of shares redeemed
  Class A...............................      (482,257)    (1,660,370)
  Class B...............................      (298,665)       (79,157)
  Class C...............................      (469,624)       (34,523)
  Class F...............................   (42,996,647)   (68,144,849)
  Class R...............................             0              0
  Class T...............................      (254,379)             0
                                          ------------  -------------
                                           (44,501,572)   (69,918,899)
                                          ------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................   (29,760,637)   (21,684,489)
                                          ------------  -------------
Net (Decrease) in Net Assets............   (96,488,443)  (147,310,468)
NET ASSETS
  Beginning of year.....................  $387,729,228  $ 535,039,696
                                          ------------  -------------
  End of year...........................  $291,240,785  $ 387,729,228
                                          ============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $373,635,313  $ 403,395,950
Accumulated undistributed net investment
  income................................        26,440              0
Accumulated undistributed net realized
  (loss) from security transactions.....   (88,623,278)   (15,184,037)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     6,202,310       (482,685)
                                          ------------  -------------
Total...................................  $291,240,785  $ 387,729,228
                                          ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year......   $  5.73     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.07)      (0.00)+
    Net (losses) on securities (both
      realized and unrealized)..........     (1.00)      (1.45)
                                           -------     -------
        Total from investment
          operations....................     (1.07)      (1.45)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.66     $  5.73
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.65%)    (19.04%)
    Net assets, end of period (000s)....   $   442     $   318
    Net expenses to average net
      assets#...........................      2.98%       1.01%
    Gross expenses to average net
      assets#...........................      2.98%       1.06%
    Net investment income (loss) to
      average net assets................     (1.82%)     (0.03%)
    Portfolio turnover rate@............       144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year......   $  5.65     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.04)      (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........     (1.00)      (1.51)
                                           -------     -------
        Total from investment
          operations....................     (1.04)      (1.53)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.61     $  5.65
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (18.38%)    (20.09%)
    Net assets, end of period (000s)....   $ 1,599     $ 1,170
    Net expenses to average net
      assets#...........................      2.19%       1.76%
    Gross expenses to average net
      assets#...........................      2.20%       1.80%
    Net investment (loss) to average net
      assets............................     (1.03%)     (0.88%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year......   $  5.66     $  7.61
Income from investment operations:
    Net investment income (loss)........     (0.13)      (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........     (0.98)      (1.51)
                                           -------     -------
        Total from investment
          operations....................     (1.11)      (1.52)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                           -------     -------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............   $  4.55     $  5.66
                                           =======     =======
Total Return/Ratios
    Total return*.......................    (19.58%)    (19.96%)
    Net assets, end of period (000s)....   $   270     $   343
    Net expenses to average net
      assets#...........................      3.16%+      1.75%
    Gross expenses to average net
      assets#...........................      3.17%+      1.84%
    Net investment (loss) to average net
      assets............................     (2.01%)+    (0.83%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 3.55%. The gross expense ratio would have been 3.56%. The net investment (loss) ratio would have been (2.40%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                            YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------
                              2001        2000        1999        1998        1997
                           ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of year......   $   5.69    $   7.61    $   7.32    $   6.92    $   7.23
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+      (0.02)       0.00+       0.71        0.13
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (1.00)      (1.47)       1.06        0.51        1.25
                            --------    --------    --------    --------    --------
        Total from
          investment
          operations.....      (1.00)      (1.49)       1.06        1.22        1.38
Less distributions:
    From net investment
      income.............       0.00        0.00        0.00       (0.11)      (0.13)
    From net realized
      gains..............       0.00^      (0.43)      (0.77)      (0.71)      (1.56)
                            --------    --------    --------    --------    --------
        Total
         distributions...       0.00       (0.43)      (0.77)      (0.82)      (1.69)
    Net Asset Value, end
      of year............   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
                            ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (17.55%)    (19.57%)     15.03%      17.78%      19.40%
    Net assets, end of
      period (000s)......   $288,752    $385,816    $535,035    $542,307    $543,168
    Net expenses to
      average net
      assets#............       1.14%       1.10%       1.12%       1.08%       1.09%
    Gross expenses to
      average net
      assets#............       1.14%       1.12%       1.13%       1.10%       1.11%
    Net investment income
      (loss) to average
      net assets.........       0.02%      (0.24%)     (0.05%)      1.38%       1.84%
    Portfolio turnover
      rate@..............        144%        165%        165%        259%        256%

  + Net investment (loss) for the year ended December 31, 2001 and 1999 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year......    $ 5.74      $ 7.61
Income from investment operations:
    Net investment income (loss)........     (0.01)       0.00+
    Net (losses) on securities (both
     realized and unrealized)...........     (0.99)      (1.44)
                                            ------      ------
       Total from investment
         operations.....................     (1.00)      (1.44)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............      0.00^      (0.43)
                                            ------      ------
       Total distributions..............      0.00       (0.43)
Net Asset Value, end of year............    $ 4.74      $ 5.74
                                            ======      ======
Total Return/Ratios
    Total return........................    (17.39%)    (18.91%)
    Net assets, end of period (000s)....    $   51      $    1
    Net expenses to average net
     assets#............................      2.72%+      0.76%
    Gross expenses to average net
     assets#............................      2.73%+      0.79%
    Net investment income (loss) to
     average net assets.................     (1.68%)+     0.01%
    Portfolio turnover rate@............       144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 82.22%. The gross expense ratio would have been 82.23%. The net investment (loss) ratio would have been (81.18%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                YEAR ENDED
                                               DECEMBER 31,
                                          ----------------------
                                             2001        2000
                                          ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year......    $ 5.68      $ 7.61
Income from investment operations:
    Net investment income (loss)........     (0.09)      (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........     (0.99)      (1.49)
                                            ------      ------
        Total from investment
          operations....................     (1.08)      (1.50)
Less distributions:
    From net investment income..........      0.00        0.00
    From net realized gains.............     0.00^       (0.43)
                                            ------      ------
        Total distributions.............      0.00       (0.43)
Net Asset Value, end of year............    $ 4.60      $ 5.68
                                            ======      ======
Total Return/Ratios
    Total return*.......................    (18.99%)    (19.69%)
    Net assets, end of period (000s)....    $  127      $   82
    Net expenses to average net
      assets#...........................      3.13%+      1.25%
    Gross expenses to average net
      assets#...........................      3.14%+      1.28%
    Net investment (loss) to average net
      assets............................     (1.96%)+    (0.40%)
    Portfolio turnover rate@............       144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 6.31%. The gross expense ratio would have been 6.32%. The net investment (loss) ratio would have been (5.14%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund".) The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $460 during the year ended December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $2,171 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $870, $3,715, $951, and $337, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, 2001, Class B,
Class C, Class F, and Class T shares were charged $11,145, $2,854, $782,870, and $337, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,946, $6,955, $6,946, $17,573, $6,942, and $6,843, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $1,481, $6,772, and $4,274, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.

Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
        $0                     $0                    $0

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        26,440
Accumulated Capital Losses........................  $    79,557,938
Post-October Capital Loss Deferral................  $     6,049,144
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   289,469,311
Unrealized Appreciation...........................  $    19,439,146
Unrealized (Depreciation).........................  $   (16,251,956)
Net Appreciation..................................  $     3,187,190

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                               YEAR             YEAR
                                               ENDED            ENDED
                                             12/31/01         12/31/00
                                          ---------------  ---------------
CLASS A
      Shares sold.......................          128,154          284,763
      Shares issued for dividends
        reinvested......................               24            3,117
      Shares redeemed...................          (88,734)        (232,538)
      NET INCREASE IN SHARES
        OUTSTANDING.....................           39,444           55,342

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

CLASS B
      Shares sold.......................          204,936          207,662
      Shares issued for dividends
        reinvested......................               92           11,375
      Shares redeemed...................          (65,170)         (12,095)
      NET INCREASE IN SHARES
        OUTSTANDING.....................          139,858          206,942
CLASS C
      Shares sold.......................           97,869           64,652
      Shares issued for dividends
        reinvested......................               20            1,832
      Shares redeemed...................          (99,210)          (5,899)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (1,321)          60,585
CLASS F
      Shares sold.......................        2,441,399        2,747,088
      Shares issued for dividends
        reinvested......................           17,159        4,270,841
      Shares redeemed...................       (8,709,891)      (9,519,830)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (6,251,333)      (2,501,901)
CLASS R
      Shares sold.......................           10,588                0
      Shares issued for dividends
        reinvested......................                0               10
      Shares redeemed...................                0                0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           10,588               10
CLASS T
      Shares sold.......................           68,057           13,343
      Shares issued for dividends
        reinvested......................               14              947
      Shares redeemed...................          (54,939)               0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           13,132           14,290

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   OTHER INFORMATION
    (unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions was $102,717 of long-term capital gains. Of the ordinary income distributions declared for the year ended December 31, 2001, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director,

YOUR BOARD REPRESENTATIVES
(unaudited) (CONTINUED)
Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Director and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        GROWTH AND INCOME FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       275AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
INTERNATIONAL EQUITY
FUND

INVESTMENT UPDATE
December 31, 2001

                       [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists

TABLE OF CONTENTS

Management Overview                       3
Statement of Investments                 10
Statement of Assets and Liabilities      15
Statement of Operations                  17
Statements of Changes in Net Assets      18
Financial Highlights                     20
Notes to Financial Statements            26
Report of Independent Accountants        33
Your Board Representatives               34

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF DOUG LOEFFLER]

A DISCUSSION WITH PORTFOLIO MANAGER DOUG LOEFFLER, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

I would say the environment was a deceptive one. Early in the year, we had warnings of possible inventory problems and earnings weakness. However, the Fed stepped in with an unexpected interest rate cut, causing U.S. and overseas markets to rally and the mood to lift. The problems corporations were facing appeared to be limited, similar to the correction in 1998. Accordingly, the Nasdaq Composite Index(1) rose 12% in January, and we believed international markets would follow the U.S. lead.

     We had underestimated just how stubborn this recession was going to be, though, and in March came the first bad news. When companies announced their earnings figures--some of them early and most of them with warnings--we didn't find any safe haven.

     The second quarter was similarly complicated, with global markets rebounding in April and drifting lower in May and June. We saw a marked difference in the magnitude of the U.S. market's recovery vs. the improvement elsewhere. In the second quarter and throughout the year, the international markets would fall as much as the U.S. markets did in the poor quarters, but would recover only

--------------------------------------------------------------------------------
(1)The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

[SIDENOTE]

"THE TRAGEDIES OF SEPTEMBER 11 AND THE STEEP MARKET FALLS THAT FOLLOWED REALLY PUNISHED THE FUND'S RETURNS. THE FUND HELD ONLY 0.8% CASH AT THE TIME OF THE ATTACKS. AN ALREADY-CHALLENGING YEAR SWIFTLY BECAME MUCH WORSE FROM A PERFORMANCE PERSPECTIVE IN THE WAKE OF THE ATTACKS."

about half as much as the U.S. markets did in the strong quarters. The failure of international markets to fully rebound hurt the Fund for the year as a whole.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The International Equity Fund's performance was poor in comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which fell -21.40% in 2001. (See pages 6 and 7 for the Fund's total returns and for the index description.) The primary cause was the Fund's technology sector exposure. We were overweight relative to the benchmark and were somewhat aggressive in our choice of holdings. For most of the year, these decisions hurt the Fund both in terms of return and in terms of performance relative to our large-cap international peers. Only in the fourth quarter did the Fund's tech positions boost returns.

     Compounding the negative effect that our technology holdings had on the Fund's 2001 performance was the indirect exposure to technology that many of the Fund's capital goods companies had. The capital goods sector was the Fund's worst performing sector for the year.

     As a result of both our stock selection and our weighting decisions, the Fund underperformed most in the first quarter and in the third quarter, and the market upturns in the second and fourth quarters were not sufficient to recover for the full-year period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund's tech weighting dampened returns in 2001, as did the market falls after the September 11 attacks.

- Foreign markets offered dismal returns, as did currencies like the euro, the yen and the Swedish kroner.

- The Fund benefited from an underweight exposure to poor-performing Japan, relative to the benchmark.

-    Korean holdings performed well, and are part of the Fund's 2002 strategy.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

As they were unexpected, the tragedies of September 11 and the steep market falls that followed really punished the Fund's returns. The Fund held only 0.8% cash at the time of the attacks. An already-challenging year swiftly became much worse from a performance perspective in the wake of the attacks.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

We positioned the Fund with an underweight position in Japan, relative to the benchmark, as our fundamental, bottom-up research uncovered few investment opportunities there in 2001. We also had concerns that Japan's economy could slip back into recession. This underweight bias helped us throughout the year, and we played to that strength by holding fewer and fewer Japanese names as 2001 progressed. In addition to share price declines, Japan was an unfavorable market for investors for currency reasons. This was the worst year for the yen in 14 years--in the fourth quarter alone, the yen declined -7% vs. the U.S. dollar.

     We posted strong performance with the Fund's three Korean holdings, which benefited from a rebound in the economy there. Specifically, Samsung Electronics Company Limited was the Fund's top performer for the year. We also demonstrated good stock selection in Mexico, particularly

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

  1.  Vodafone Airtouch Public Limited (United Kingdom; VOD)        2.24%
  2.  Aventis SA (France; AVE)                                      2.17%
  3.  Nokia Oyj Sponsored ADR (Finland; NOK.A)                      2.07%
  4.  Korea Telecom Corporation (South Korea; KTC)                  2.05%
  5.  Serono SA (Switzerland; SEO)                                  2.01%
  6.  Synthes-Stratec, Inc. (Switzerland; SYST)                     1.93%
  7.  Nestle SA Registered (Switzerland; NES.N)                     1.78%
  8.  Brisa Auto-Estradas de Portugal SA (Portugal; BRI.N)          1.72%
  9.  Barclays PLC (United Kingdom; BARC)                           1.69%
 10.  Sanofi-Synthelabo SA (France; SAN)                            1.68%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

cement producer Cemex SA de CV and retailer Wal-Mart de Mexico SA de CV ("Wal-Mex"). Another consumer name that boosted returns was an initial public offering from Spain's Industria de Diseno Textil SA, which markets fashionable clothing at reasonable prices. The company has very efficient inventory methods that help it succeed in quickly bringing trends to market, prompting analysts to dub it "the Spanish Gap."

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

From a country perspective, our holdings in Brazil were a drag on returns. We visited Brazil in February, and select companies there looked like encouraging investment opportunities. The currency appeared solid and

[SIDENOTE]

GROWTH OF $10,000 INVESTMENT

[CHART]

                  DREYFUS FOUNDERS
                INTERNATIONAL EQUITY     MSCI WORLD
                    FUND-CLASS F        EX U.S. INDEX
12/29/1995          10,000.00
12/31/1995          10,000.00           10,000.00
01/31/1996          10,000.00           10,058.60
02/29/1996          10,370.00           10,087.85
03/29/1996          10,810.00           10,301.41
04/30/1996          11,200.00           10,605.66
05/31/1996          11,520.00           10,424.49
06/28/1996          11,460.00           10,469.67
07/31/1996          10,800.00           10,163.11
08/30/1996          11,060.00           10,201.65
09/30/1996          11,260.00           10,477.94
10/31/1996          11,200.00           10,407.95
11/29/1996          11,670.00           10,837.05
12/31/1996          11,860.00           10,686.72
01/31/1997          12,110.00           10,353.65
02/28/1997          12,210.00           10,510.54
03/31/1997          12,290.00           10,521.13
04/30/1997          12,220.00           10,585.71
05/30/1997          13,260.00           11,283.68
06/30/1997          13,810.00           11,886.22
07/31/1997          14,250.00           12,104.60
08/29/1997          13,560.00           11,213.06
09/30/1997          14,310.00           11,842.44
10/31/1997          13,770.00           10,949.07
11/28/1997          13,720.00           10,826.56
12/31/1997          13,770.26           10,929.59
01/30/1998          14,135.94           11,395.43
02/27/1998          14,958.73           12,137.47
03/31/1998          15,792.94           12,536.08
04/30/1998          16,250.05           12,633.42
05/29/1998          16,684.30           12,567.70
06/30/1998          16,855.71           12,634.43
07/31/1998          17,118.54           12,717.02
08/31/1998          14,718.75           11,092.90
09/30/1998          14,398.78           10,776.06
10/30/1998          14,615.90           11,898.00
11/30/1998          15,358.69           12,500.79
12/31/1998          16,112.19           12,980.41
01/29/1999          16,870.14           12,982.90
02/26/1999          16,192.58           12,656.25
03/31/1999          16,468.20           13,184.25
04/30/1999          17,076.86           13,749.59
05/28/1999          16,456.72           13,055.02
06/30/1999          17,329.51           13,565.39
07/30/1999          17,754.42           13,955.87
08/31/1999          18,121.91           13,995.53
09/30/1999          18,294.17           14,146.65
10/29/1999          19,224.38           14,693.21
11/30/1999          22,129.86           15,207.03
12/31/1999          25,570.90           16,605.29
01/31/2000          24,129.56           15,596.36
02/29/2000          28,106.11           16,038.49
03/31/2000          26,677.64           16,696.76
04/28/2000          24,052.35           15,830.68
05/31/2000          23,486.11           15,447.10
06/30/2000          24,785.89           16,114.74
07/31/2000          23,498.98           15,498.74
08/31/2000          24,283.99           15,701.16
09/29/2000          22,636.75           14,887.73
10/31/2000          21,684.43           14,481.93
11/30/2000          20,114.40           13,898.41
12/29/2000          21,056.98           14,385.00
01/31/2001          21,261.70           14,411.48
02/28/2001          19,024.39           13,270.13
03/30/2001          16,991.81           12,370.36
04/30/2001          18,571.08           13,230.99
05/31/2001          17,693.71           12,795.46
06/29/2001          16,816.34           12,273.65
07/31/2001          16,363.03           12,058.11
08/31/2001          15,207.82           11,736.10
09/28/2001          13,511.56           10,551.64
10/31/2001          14,067.23           10,810.09
11/30/2001          14,491.29           11,234.97
12/31/2001          14,666.77           11,307.02

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2001. Total return figures for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

analysts were forecasting GDP growth of 3-4% for 2001. Unfortunately, both the currency and the share prices of many holdings were hurt by investor sentiment about the increasingly serious problems facing neighboring Argentina. The Brazilian real fell -18.49% vs. the dollar over the course of the year. Worse, Brazil's economy didn't fulfill its growth possibilities in 2001 due to a severe drought, which hamstrung the country's hydroelectric power generators and deprived the country of essential electricity.

     The Fund's worst performing holding, airplane manufacturer EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA SA, serves to illustrate the disappointing returns in Brazil this year. We sold this holding after the September 11 tragedies.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                    INCEPTION       1        5      10      SINCE
                                      DATE         YEAR    YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99     (34.45%)    --      --     (26.50%)
        Without sales charge        12/31/99     (30.44%)    --      --     (24.29%)
CLASS B SHARES
        With redemption*            12/31/99     (33.69%)    --      --     (26.20%)
        Without redemption          12/31/99     (30.93%)    --      --     (24.86%)
CLASS C SHARES
        With redemption**           12/31/99     (31.60%)    --      --     (24.90%)
        Without redemption          12/31/99     (30.90%)    --      --     (24.90%)
CLASS F SHARES                      12/29/95     (30.35%)   4.34%    --       6.59%
CLASS R SHARES                      12/31/99     (30.24%)    --      --     (24.12%)
CLASS T SHARES
        With sales charge (4.50%)   12/31/99     (33.75%)    --      --     (26.23%)
        Without sales charge        12/31/99     (30.62%)    --      --     (24.50%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     The Fund's 12-month return also took a hit from France's ALTRAN TECHNOLOGIES SA, which was sidelined during the strong tech-driven rally of the fourth quarter. Altran didn't present the type of rebound opportunity that investors were seeking late in the year, as the company's earnings had been much more stable than other technology firms' had been in 2001. Investors passed over Altran in favor of stocks with an earnings recovery story.

     From a currency perspective, our exposure to three currencies dampened returns: the euro, the yen, and the Swedish kroner, roughly in that order. Fortunately, the Fund was underweight Japan relative to the benchmark, where the yen suffered.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

We're more upbeat about the international investment environment in 2002. Capital expenditure in the late 1990s had ballooned to unsustainable levels in terms of a percentage of company budgets, straining balance sheets

[SIDENOTE]

PORTFOLIO COMPOSITION

[CHART]

United Kingdom               18.01%
France                       15.58%
Japan                         8.14%
Switzerland                   7.00%
South Korea                   5.24%
Denmark                       4.57%
Spain                         4.09%
Italy                         3.47%
Cash & Equivalents            8.54%
Other Countries              25.36%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

and creating ferocious competition in many industries. While we underestimated the capital expenditures slowdown that resulted in 2001, we believe what remains now are more modest forecasts and spending and--in many cases--a more manageable competitive environment. In this scenario, a return to growth is possible, especially for companies that survived the overheated spending phase with their balance sheets intact.

     Accordingly, in 2002 we're focusing our research on what we call "incumbents," or existing players in an industry or country. For example, one of the positions we initiated in early 2002 was PORTUGAL TELECOM SGPS, SA, which is operating in an environment relatively free of serious competitive threats. Portugal has only three mobile phone operators. This is a very favorable climate for a company such as Portugal Telecom, and is a sharp contrast to the heavy competition we see in other telecom markets such as Germany. Additionally, Portugal Telecom has limited exposure to Brazil, Argentina, and other Spanish- and Portuguese-speaking Latin American countries, unlike many Spanish and Portuguese companies that have invested abroad. Often these investments weigh down balance sheets.

     As mentioned above, SAMSUNG ELECTRONICS COMPANY LIMITED, KOREA TELECOM CORPORATION and HYUNDAI MOTOR COMPANY LIMITED in South Korea all performed well in the fourth quarter 2001. The economy appears to be recovering, and we feel optimistic about the fundamentals in South Korea for 2002.

     Our primary focus in 2002 will continue to be fundamental, bottom-up stockpicking of growth-oriented foreign companies worthy of inclusion in the Fund. Our strategy--whether consumer companies, "incumbents," Korean companies, or others--reflects this focus and commitment.

/s/ Doug A. Loeffler

Doug Loeffler, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-91.5%
AEROSPACE/DEFENSE-1.7%
    132,975  BAE Systems PLC (UK)..............................  $   598,977
     38,325  Bombardier, Inc. Class B (CA).....................      396,143
                                                                 -----------
                                                                     995,120
                                                                 -----------
AIRLINES-0.9%
     15,350  Ryanair Holdings PLC Sponsored ADR (IE)*..........      491,968
                                                                 -----------
AUTOMOBILES-1.9%
     13,000  Honda Motor Company Limited (JA)..................      518,771
     28,290  Hyundai Motor Company Limited (KR)................      579,367
                                                                 -----------
                                                                   1,098,138
                                                                 -----------
BANKS (MONEY CENTER)-7.4%
    109,750  Banco Santander Central Hispano SA (SP)...........      919,551
     29,300  Barclays PLC (UK).................................      970,128
     10,775  BNP Paribas SA (FR)...............................      964,195
     44,800  Danske Bank AS (DE)...............................      718,912
     56,500  ForeningsSparbanken AB (SW).......................      700,211
                                                                 -----------
                                                                   4,272,997
                                                                 -----------
BEVERAGES (NON-ALCOHOLIC)-1.6%
     12,125  Pernod-Ricard SA (FR).............................      939,253
                                                                 -----------
BROADCASTING (TV, RADIO & CABLE)-2.6%
     31,225  British Sky Broadcasting Group PLC (UK)*..........      343,561
     13,500  Grupo Televisa SA Sponsored ADR (MX)*.............      582,928
    653,200  Telewest Communications PLC (UK)*.................      589,411
                                                                 -----------
                                                                   1,515,900
                                                                 -----------
COMMUNICATION EQUIPMENT-2.1%
     48,425  Nokia Oyj Sponsored ADR (FI)......................    1,187,865
                                                                 -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.4%
     10,475  Altran Technologies SA (FR).......................  $   473,338
     16,100  Check Point Software Technologies Limited ADR
             (IS)*.............................................      642,229
      5,700  Infosys Technologies Limited Sponsored ADR (IN)...      353,400
     62,925  Logica PLC (UK)...................................      586,116
    141,700  Sage Group PLC (UK)...............................      471,233
                                                                 -----------
                                                                   2,526,316
                                                                 -----------
CONSTRUCTION (CEMENT & AGGREGATES)-0.9%
     19,950  Cemex SA de CV Sponsored ADR (MX).................      492,765
                                                                 -----------
DISTRIBUTORS (FOOD & HEALTH)-1.6%
    118,975  Compass Group PLC (UK)............................      891,750
                                                                 -----------
ELECTRIC COMPANIES-2.0%
    882,000  Huaneng Power International, Inc. H Shares (CN)...      531,605
     59,825  Public Power Corporation 144A GDR (GR)*+..........      639,213
                                                                 -----------
                                                                   1,170,818
                                                                 -----------
ELECTRICAL EQUIPMENT-3.9%
     23,360  Flextronics International Limited ADR (SG)*.......      560,406
     19,500  Koninklijke (Royal) Philips Electronics NV ADR
             (NE)..............................................      567,645
     46,000  Matsushita Electric Industrial Company Limited
             (JA)..............................................      590,707
     16,475  Thomson Multimedia (FR)*..........................      506,088
                                                                 -----------
                                                                   2,224,846
                                                                 -----------
ELECTRONICS (INSTRUMENTATION)-0.9%
      8,900  Hoya Corporation (JA).............................      531,718
                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)-3.7%
     80,550  ARM Holdings PLC (UK)*............................      420,862
     18,525  Infineon Technologies AG (GE).....................      387,621
      4,130  Samsung Electronics Company Limited (KR)..........      877,251
     14,025  STMicroelectronics NV (SZ)........................      450,184
                                                                 -----------
                                                                   2,135,918
                                                                 -----------
ENGINEERING & CONSTRUCTION-3.9%
    233,400  Brisa-Auto Estradas de Portugal SA (PT)...........      989,212
     65,000  Saipem SPA (IT)...................................      318,315
      2,522  Technip-Coflexip SA (FR)..........................      336,836
     10,000  Vinci SA (FR).....................................      586,324
                                                                 -----------
                                                                   2,230,687
                                                                 -----------
FINANCIAL (DIVERSIFIED)-1.2%
     46,400  Dexia (BE)........................................      667,225
                                                                 -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

FOODS-2.9%
     16,800  Beghin-Say (FR)*..................................  $   610,311
      4,800  Nestle SA (SZ)....................................    1,023,430
                                                                 -----------
                                                                   1,633,741
                                                                 -----------
HEALTHCARE (DIVERSIFIED)-5.6%
     11,800  Altana AG (GE)....................................      587,321
     21,000  Fujisawa Pharmaceutical Company Limited 144A
             (JA)+.............................................      483,901
     12,950  Sanofi-Synthelabo SA (FR).........................      966,263
      1,320  Serono SA (SZ)....................................    1,152,009
                                                                 -----------
                                                                   3,189,494
                                                                 -----------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-5.2%
     17,575  Aventis SA (FR)...................................    1,247,980
     14,725  Novo Nordisk AS Class B (DE)......................      602,197
     15,550  Shire Pharmaceuticals Group PLC ADR (UK)*.........      569,130
     12,000  Takeda Chemical Industries Limited (JA)...........      542,957
                                                                 -----------
                                                                   2,962,264
                                                                 -----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.9%
      1,590  Synthes-Stratec, Inc. (SZ)........................    1,107,053
                                                                 -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.6%
     61,000  Reckitt Benckiser PLC (UK)........................      887,789
                                                                 -----------
INSURANCE (LIFE & HEALTH)-5.3%
     22,675  Aegon NV (NE).....................................      613,765
     79,575  Alleanza Assicurazioni (IT).......................      875,035
      3,050  Muenchener Rueckversicherungs-Gesellschaft AG
             (GE)..............................................      828,288
     62,825  Prudential PLC (UK)...............................      727,823
                                                                 -----------
                                                                   3,044,911
                                                                 -----------
INSURANCE (MULTI-LINE)-0.5%
      5,975  Converium Holding AG (SZ)*........................      290,419
                                                                 -----------
INSURANCE (PROPERTY-CASUALTY)-0.8%
     80,000  Royal & Sun Alliance Insurance Group PLC (UK).....      459,613
                                                                 -----------
LEISURE TIME (PRODUCTS)-2.1%
      3,400  Nintendo Company Limited (JA).....................      595,376
     11,025  Vivendi Universal SA (FR).........................      603,720
                                                                 -----------
                                                                   1,199,096
                                                                 -----------
METALS MINING-1.6%
     47,275  Rio Tinto PLC (UK)................................      905,456
                                                                 -----------
NATURAL GAS-1.2%
     42,850  Gas Natural SDG SA (SP)...........................      713,467
                                                                 -----------
OIL (INTERNATIONAL INTEGRATED)-1.7%
      6,725  TotalFinaElf SA (FR)..............................      960,458
                                                                 -----------

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

RETAIL (FOOD CHAINS)-3.9%
     26,100  Koninklijke Ahold NV (NE).........................  $   759,459
    176,825  Tesco PLC (UK)....................................      640,801
    311,825  Wal-Mart de Mexico SA de CV (MX)..................      850,262
                                                                 -----------
                                                                   2,250,522
                                                                 -----------
RETAIL (SPECIALTY-APPAREL)-1.2%
     37,700  Industria de Diseno Textil SA (SP)*...............      718,687
                                                                 -----------
SERVICES (ADVERTISING/MARKETING)-0.3%
     14,700  JC Decaux (FR)*...................................      164,264
                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)-2.5%
      5,100  Group 4 Falck AS (DE).............................      571,050
     47,075  Securitas AB (SW).................................      893,059
                                                                 -----------
                                                                   1,464,109
                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-7.2%
     75,200  China Unicom Limited ADR (HK)*....................      839,984
     60,000  LG Telecom Limited (KR)*..........................      376,399
         72  Nippon Telegraph & Telephone Corporation (JA).....      846,025
    176,975  Telecom Italia Mobile SPA (IT)....................      798,569
    491,775  Vodafone Group PLC (UK)...........................    1,286,517
                                                                 -----------
                                                                   4,147,494
                                                                 -----------
TELECOMMUNICATIONS (LONG DISTANCE)-3.3%
     57,925  Korea Telecom Corporation Sponsored ADR (KR)......    1,177,615
     20,650  TDC AS Class B (DE)...............................      735,698
                                                                 -----------
                                                                   1,913,313
                                                                 -----------
TRUCKERS-1.0%
     30,000  Yamato Transport Company Limited (JA).............      565,390
                                                                 -----------
WATER UTILITIES-1.0%
     17,525  Vivendi Environnement (FR)........................      584,531
                                                                 -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$49,548,424).............................................   52,535,355
                                                                 -----------
WARRANTS-0.0%
     17,525  Vivendi Environment Warrants (FR)*................        7,178
                                                                 -----------
TOTAL WARRANTS
(COST-$0)......................................................        7,178
                                                                 -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL                                                         AMORTIZED
AMOUNT                                                               COST
-----------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-12.0%
$ 6,900,000  Federal Home Loan Bank Discount Note
             1.47% 1/02/02.....................................  $ 6,899,718
                                                                 -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$6,899,718)....................................    6,899,718
                                                                 -----------
TOTAL INVESTMENTS-103.5%
(TOTAL COST-$56,448,142).......................................   59,442,251
OTHER ASSETS AND LIABILITIES-(3.5%)............................   (1,991,093)
                                                                 -----------
NET ASSETS-100.0%..............................................  $57,451,158
                                                                 ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $56,448,142
                                                              -----------
Investment securities, at market............................   59,442,251
Cash........................................................      226,381
Foreign currency (cost $1,807)..............................        1,804
Receivables:
  Capital shares sold.......................................       32,111
  Dividends.................................................       22,304
  From adviser..............................................       39,706
  From transfer agent.......................................       15,442
Other assets................................................       45,821
                                                              -----------
    Total Assets............................................   59,825,820
                                                              -----------

LIABILITIES
Payables:
  Investment securities purchased...........................    1,819,895
  Capital shares redeemed...................................      473,024
  Advisory fees.............................................       37,085
  Shareholder servicing fees................................       10,764
  Accounting fees...........................................        1,300
  Distribution fees.........................................       10,159
  To transfer agent.........................................           64
  Other.....................................................       22,371
                                                              -----------
    Total Liabilities.......................................    2,374,662
                                                              -----------
Net Assets..................................................  $57,451,158
                                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A.........................................  $29,151,439
Shares Outstanding--Class A.................................    2,905,046
Net Asset Value, Redemption Price Per Share.................  $     10.03
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $     10.64

Net Assets--Class B.........................................  $ 3,785,936
Shares Outstanding--Class B.................................      383,540
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      9.87

Net Assets--Class C.........................................  $ 1,428,876
Shares Outstanding--Class C.................................      144,989
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      9.86

Net Assets--Class F.........................................  $16,639,639
Shares Outstanding--Class F.................................    1,659,226
Net Asset Value, Offering and Redemption Price Per Share....  $     10.03

Net Assets--Class R.........................................  $ 6,102,281
Shares Outstanding--Class R.................................      605,364
Net Asset Value, Offering and Redemption Price Per Share....  $     10.08

Net Assets--Class T.........................................  $   342,987
Shares Outstanding--Class T.................................       34,390
Net Asset Value, Redemption Price Per Share.................  $      9.97
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $     10.44

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    460,547
  Interest..................................................       123,182
  Foreign taxes withheld....................................       (56,492)
                                                              ------------
    Total Investment Income.................................       527,237
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       454,668
  Shareholder servicing fees--Note 2........................        84,906
  Accounting fees--Note 2...................................        11,927
  Distribution fees--Note 2.................................       109,284
  Transfer agency fees--Note 2..............................        37,851
  Registration fees--Note 2.................................        59,052
  Postage and mailing expenses..............................        10,683
  Custodian fees and expenses--Note 2.......................        71,352
  Printing expenses.........................................        24,288
  Legal and audit fees......................................        28,390
  Directors' fees and expenses..............................         4,818
  Other expenses............................................        35,319
                                                              ------------
    Total Expenses..........................................       932,538
    Earnings Credits........................................       (10,986)
    Reimbursed/Waived Expenses..............................      (184,094)
    Expense Offset to Broker Commissions....................        (4,915)
                                                              ------------
    Net Expenses............................................       732,543
                                                              ------------
  Net Investment (Loss).....................................      (205,306)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (17,032,162)
Net Realized (Loss) from Foreign Currency Transactions......       (21,169)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............     3,100,247
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (13,953,084)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(14,158,390)
                                                              ============
Purchases of long-term securities...........................  $ 91,324,619
Proceeds from sales of long-term securities.................  $ 90,263,791

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (205,306) $  (250,129)
Net Realized Gain (Loss) from Security Transactions.........   (17,032,162)     254,923
Net Realized (Loss) from Foreign Currency Transactions......       (21,169)      (3,182)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............     3,100,247   (7,953,145)
                                                              ------------  -----------
  Net (Decrease) in Net Assets Resulting from Operations....   (14,158,390)  (7,951,533)
                                                              ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0     (430,239)
  Class B...................................................             0     (544,275)
  Class C...................................................             0     (257,443)
  Class F...................................................             0   (3,568,315)
  Class R...................................................             0     (314,974)
  Class T...................................................             0      (77,593)
                                                              ------------  -----------
Net (Decrease) from Dividends and Distributions.............             0   (5,192,839)
                                                              ------------  -----------

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $  7,643,000  $ 24,647,394
  Class B...................................................     1,786,462     6,396,051
  Class C...................................................     1,203,372    14,933,209
  Class F...................................................    41,711,583    48,897,733
  Class R...................................................     7,082,104     2,866,200
  Class T...................................................        83,788       949,806
Shares issued in connection with acquisition--Note 5
  Class A...................................................    25,680,179             0
Reinvested dividends and distributions
  Class A...................................................             0       323,981
  Class B...................................................             0       508,989
  Class C...................................................             0        95,111
  Class F...................................................             0     3,392,119
  Class R...................................................             0       309,634
  Class T...................................................             0        76,576
                                                              ------------  ------------
                                                                85,190,488   103,396,803
Cost of shares redeemed
  Class A...................................................    (8,653,677)  (19,739,384)
  Class B...................................................    (1,240,846)     (454,692)
  Class C...................................................    (1,543,922)  (11,896,593)
  Class F...................................................   (46,337,728)  (47,975,044)
  Class R...................................................    (1,186,922)       (5,000)
  Class T...................................................      (227,066)     (184,351)
                                                              ------------  ------------
                                                               (59,190,161)  (80,255,064)
                                                              ------------  ------------
Net Increase from Capital Share Transactions................    26,000,327    23,141,739
                                                              ------------  ------------
Net Increase in Net Assets..................................    11,841,937     9,997,367

NET ASSETS
  Beginning of year.........................................  $ 45,609,221  $ 35,611,854
                                                              ------------  ------------
  End of year...............................................  $ 57,451,158  $ 45,609,221
                                                              ============  ============
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 86,857,313  $ 45,927,036
Accumulated undistributed net investment (loss).............        (6,892)      (18,107)
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (32,393,538)   (2,103,507)
Unrealized appreciation on investments and foreign currency
  transactions..............................................     2,994,275     1,803,799
                                                              ------------  ------------
Total.......................................................  $ 57,451,158  $ 45,609,221
                                                              ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2001       2000
                                                              ---------  --------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 14.42    $19.88
Income from investment operations:
    Net investment (loss)...................................      0.00^    (0.03)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (4.39)    (3.53)
                                                               -------    ------
        Total from investment operations....................     (4.39)    (3.56)
Less distributions:
    From net investment income..............................      0.00      0.00
    From net realized gains.................................      0.00     (1.90)
                                                               -------    ------
        Total distributions.................................      0.00     (1.90)
Net Asset Value, end of year................................   $ 10.03    $14.42
                                                               =======    ======
Total Return/Ratios
    Total return*...........................................    (30.44%)  (17.60%)
    Net assets, end of period (000s)........................   $29,151    $4,434
    Net expenses to average net assets#, +..................      1.44%     1.77%
    Gross expenses to average net assets#, +................      1.46%     1.82%
    Net investment (loss) to average net assets+............     (0.74%)   (0.36%)
    Portfolio turnover rate@................................       213%      184%

  ^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.76%. The gross expense ratio would have been 1.78%. The net investment income ratio would have been (1.06%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $14.29    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.12)    (0.09)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.30)    (3.60)
                                                               ------    ------
        Total from investment operations....................    (4.42)    (3.69)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.87    $14.29
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.93%)  (18.27%)
    Net assets, end of period (000s)........................   $3,786    $5,129
    Net expenses to average net assets#, +..................     2.26%     2.52%
    Gross expenses to average net assets#, +................     2.28%     2.57%
    Net investment (loss) to average net assets+............    (1.03%)   (1.18%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.65%. The gross expense ratio would have been 2.67%. The net investment income ratio would have been (1.42%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $14.27    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.16)    (0.07)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.25)    (3.64)
                                                               ------    ------
        Total from investment operations....................    (4.41)    (3.71)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.86    $14.27
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.90%)  (18.37%)
    Net assets, end of period (000s)........................   $1,429    $2,635
    Net expenses to average net assets#, +..................     2.26%     2.50%
    Gross expenses to average net assets#, +................     2.29%     2.55%
    Net investment (loss) to average net assets+............    (0.99%)   (1.18%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.83%. The gross expense ratio would have been 2.85%. The net investment income ratio would have been (1.56%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              ---------  ---------  ---------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $ 14.40    $ 19.87    $ 14.03    $ 12.05    $ 11.86
Income from investment operations:
    Net investment income (loss)............................     (0.07)     (0.08)     (0.05)      0.03      (0.01)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (4.30)     (3.49)      8.07       2.02       1.89
                                                               -------    -------    -------    -------    -------
        Total from investment operations....................     (4.37)     (3.57)      8.02       2.05       1.88
Less distributions:
    From net investment income..............................      0.00       0.00       0.00       0.00       0.00
    From net realized gains.................................      0.00      (1.90)     (2.18)     (0.07)     (1.69)
                                                               -------    -------    -------    -------    -------
        Total distributions.................................      0.00      (1.90)     (2.18)     (0.07)     (1.69)
    Net Asset Value, end of year............................   $ 10.03    $ 14.40    $ 19.87    $ 14.03    $ 12.05
                                                               =======    =======    =======    =======    =======
Total Return/Ratios
    Total return............................................    (30.35%)   (17.65%)    58.71%     17.01%     16.10%
    Net assets, end of period (000s)........................   $16,640    $30,040    $35,607    $18,938    $15,740
    Net expenses to average net assets#, +..................      1.52%      1.80%      1.80%      1.80%      1.85%
    Gross expenses to average net assets#, +................      1.55%      1.84%      1.82%      1.83%      1.89%
    Net investment income (loss) to average net assets+.....     (0.26%)    (0.55%)    (0.36%)     0.02%     (0.21%)
    Portfolio turnover rate@................................       213%       184%       205%       148%       164%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.96% (2001), 1.91%
     (2000), 1.97% (1999), 1.89% (1998), and 2.01% (1997). The gross expense ratios would have been 1.99% (2001), 1.95% (2000), 1.99% (1999), 1.92%
     (1998), and 2.05% (1997). The net investment income ratios would have been (0.70%) (2001), (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), and (0.37%)
     (1997).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $14.45    $19.88
Income from investment operations:
    Net investment (loss)...................................     0.00^    (0.01)
    Net (losses) on securities (both realized and
     unrealized)............................................    (4.37)    (3.52)
                                                               ------    ------
       Total from investment operations.....................    (4.37)    (3.53)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
       Total distributions..................................     0.00     (1.90)
Net Asset Value, end of year................................   $10.08    $14.45
                                                               ======    ======
Total Return/Ratios
    Total return............................................   (30.24%)  (17.45%)
    Net assets, end of period (000s)........................   $6,102    $2,716
    Net expenses to average net assets#, +..................     1.26%     1.53%
    Gross expenses to average net assets#, +................     1.28%     1.63%
    Net investment (loss) to average net assets+............    (0.04%)   (0.40%)
    Portfolio turnover rate@................................      213%      184%

  ^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.55%. The gross expense ratio would have been 1.57%. The net investment income ratio would have been (0.33%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $14.37    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.09)    (0.06)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.31)    (3.55)
                                                               ------    ------
        Total from investment operations....................    (4.40)    (3.61)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.97    $14.37
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.62%)  (17.85%)
    Net assets, end of period (000s)........................   $  343    $  654
    Net expenses to average net assets#, +..................     1.77%     1.98%
    Gross expenses to average net assets#, +................     1.80%     2.03%
    Net investment (loss) to average net assets+............    (0.53%)   (0.70%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.83%. The gross expense ratio would have been 2.86%. The net investment income ratio would have been (1.59%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Effective April 1, 2001, Founders agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a contractual commitment. Prior to that date, Founders had agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the year ended December 31, 2001, $184,094 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $33,356 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $19,549 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001 Class A, Class B, Class C, and Class T shares were charged $24,136, $11,902, $5,255, and $1,088, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $35,705, $15,766, $56,725, and $1,088, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,614, $9,487, $8,164, $20,688, $10,404, and $3,695, respectively, for registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $216,521              $(13,236,700)          $13,020,179

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income...............................  $         0
Accumulated Capital Losses..................................  $29,821,365
Post-October Capital Loss Deferral..........................  $    38,928
Post-October Currency Loss Deferral.........................  $         0
Federal Tax Cost............................................  $58,981,388
Unrealized Appreciation.....................................  $ 4,975,345
Unrealized (Depreciation)...................................  $(4,514,482)
Net Appreciation............................................  $   460,863
Cumulative Effect of Other Timing Differences...............  $    (6,892)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR        YEAR
                                                                ENDED       ENDED
                                                               12/31/01    12/31/00
                                                              ----------  ----------
CLASS A
      Shares sold...........................................     726,658   1,329,282
      Shares issued in connection with acquisition..........   2,689,024           0
      Shares issued for dividends reinvested................           0      23,191
      Shares redeemed.......................................    (818,201) (1,044,959)
      NET INCREASE IN SHARES OUTSTANDING....................   2,597,481     307,514
CLASS B
      Shares sold...........................................     140,613     348,975
      Shares issued for dividends reinvested................           0      36,724
      Shares redeemed.......................................    (115,883)    (26,940)
      NET INCREASE IN SHARES OUTSTANDING....................      24,730     358,759
CLASS C
      Shares sold...........................................      94,979     809,766
      Shares issued for dividends reinvested................           0       6,877
      Shares redeemed.......................................    (134,656)   (632,028)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (39,677)    184,615
CLASS F
      Shares sold...........................................   3,457,694   2,650,156
      Shares issued for dividends reinvested................           0     243,332
      Shares redeemed.......................................  (3,885,182) (2,598,534)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........    (427,488)    294,954
CLASS R
      Shares sold...........................................     521,082     166,009
      Shares issued for dividends reinvested................           0      22,117
      Shares redeemed.......................................    (103,633)       (262)
      NET INCREASE IN SHARES OUTSTANDING....................     417,449     187,864
CLASS T
      Shares sold...........................................       6,105      51,452
      Shares issued for dividends reinvested................           0       5,501
      Shares redeemed.......................................     (17,249)    (11,470)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (11,144)     45,483

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5. ACQUISITION OF DREYFUS INTERNATIONAL GROWTH FUND
On October 5, 2001, the Fund acquired all the net assets of Dreyfus International Growth Fund ("DIG") pursuant to a plan of reorganization approved by DIG shareholders on September 28, 2001. The acquisition was accomplished by a tax-free exchange of 2,689,024 Class A Shares of the Fund (valued at $25,680,179) for the 3,835,004 shares of DIG outstanding on October 5, 2001. DIG's net assets on that date ($25,680,179), including $1,909,771 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and DIG immediately before the acquisition were $32,264,552 and $25,680,179, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-IE-01

DREYFUS FOUNDERS
INTERNATIONAL
EQUITY FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                       3
Statement of Investments                 10
Statement of Assets and Liabilities      15
Statement of Operations                  17
Statements of Changes in Net Assets      18
Financial Highlights                     20
Notes to Financial Statements            26
Report of Independent Accountants        33
Your Board Representatives               34




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

        -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF DOUG LOEFFLER]

A DISCUSSION WITH PORTFOLIO MANAGER DOUG LOEFFLER, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

I would say the environment was a deceptive one. Early in the year, we had warnings of possible inventory problems and earnings weakness. However, the Fed stepped in with an unexpected interest rate cut, causing U.S. and overseas markets to rally and the mood to lift. The problems corporations were facing appeared to be limited, similar to the correction in 1998. Accordingly, the Nasdaq Composite Index(1) rose 12% in January, and we believed international markets would follow the U.S. lead.

     We had underestimated just how stubborn this recession was going to be, though, and in March came the first bad news. When companies announced their earnings figures--some of them early and most of them with warnings--we didn't find any safe haven.

     The second quarter was similarly complicated, with global markets rebounding in April and drifting lower in May and June. We saw a marked difference in the magnitude of the U.S. market's recovery vs. the improvement elsewhere. In the second quarter and throughout the year, the international markets would fall as much as the U.S. markets did in the poor quarters, but would recover only

--------------------------------------------------------------------------------
(1)The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

[SIDENOTE]

"THE TRAGEDIES OF SEPTEMBER 11 AND THE STEEP MARKET FALLS THAT FOLLOWED REALLY PUNISHED THE FUND'S RETURNS. THE FUND HELD ONLY 0.8% CASH AT THE TIME OF THE ATTACKS. AN ALREADY-CHALLENGING YEAR SWIFTLY BECAME MUCH WORSE FROM A PERFORMANCE PERSPECTIVE IN THE WAKE OF THE ATTACKS."

about half as much as the U.S. markets did in the strong quarters. The failure of international markets to fully rebound hurt the Fund for the year as a whole.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The International Equity Fund's performance was poor in comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which fell -21.40% in 2001. (See pages 6 and 7 for the Fund's total returns and for the index description.) The primary cause was the Fund's technology sector exposure. We were overweight relative to the benchmark and were somewhat aggressive in our choice of holdings. For most of the year, these decisions hurt the Fund both in terms of return and in terms of performance relative to our large-cap international peers. Only in the fourth quarter did the Fund's tech positions boost returns.

     Compounding the negative effect that our technology holdings had on the Fund's 2001 performance was the indirect exposure to technology that many of the Fund's capital goods companies had. The capital goods sector was the Fund's worst performing sector for the year.

     As a result of both our stock selection and our weighting decisions, the Fund underperformed most in the first quarter and in the third quarter, and the market upturns in the second and fourth quarters were not sufficient to recover for the full-year period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund's tech weighting dampened returns in 2001, as did the market falls after the September 11 attacks.

- Foreign markets offered dismal returns, as did currencies like the euro, the yen and the Swedish kroner.

- The Fund benefited from an underweight exposure to poor-performing Japan, relative to the benchmark.

-    Korean holdings performed well, and are part of the Fund's 2002 strategy.

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

As they were unexpected, the tragedies of September 11 and the steep market falls that followed really punished the Fund's returns. The Fund held only 0.8% cash at the time of the attacks. An already-challenging year swiftly became much worse from a performance perspective in the wake of the attacks.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

We positioned the Fund with an underweight position in Japan, relative to the benchmark, as our fundamental, bottom-up research uncovered few investment opportunities there in 2001. We also had concerns that Japan's economy could slip back into recession. This underweight bias helped us throughout the year, and we played to that strength by holding fewer and fewer Japanese names as 2001 progressed. In addition to share price declines, Japan was an unfavorable market for investors for currency reasons. This was the worst year for the yen in 14 years--in the fourth quarter alone, the yen declined -7% vs. the U.S. dollar.

     We posted strong performance with the Fund's three Korean holdings, which benefited from a rebound in the economy there. Specifically, Samsung Electronics Company Limited was the Fund's top performer for the year. We also demonstrated good stock selection in Mexico, particularly

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

  1.  Vodafone Airtouch Public Limited (United Kingdom; VOD)        2.24%
  2.  Aventis SA (France; AVE)                                      2.17%
  3.  Nokia Oyj Sponsored ADR (Finland; NOK.A)                      2.07%
  4.  Korea Telecom Corporation (South Korea; KTC)                  2.05%
  5.  Serono SA (Switzerland; SEO)                                  2.01%
  6.  Synthes-Stratec, Inc. (Switzerland; SYST)                     1.93%
  7.  Nestle SA Registered (Switzerland; NES.N)                     1.78%
  8.  Brisa Auto-Estradas de Portugal SA (Portugal; BRI.N)          1.72%
  9.  Barclays PLC (United Kingdom; BARC)                           1.69%
 10.  Sanofi-Synthelabo SA (France; SAN)                            1.68%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

cement producer Cemex SA de CV and retailer Wal-Mart de Mexico SA de CV ("Wal-Mex"). Another consumer name that boosted returns was an initial public offering from Spain's Industria de Diseno Textil SA, which markets fashionable clothing at reasonable prices. The company has very efficient inventory methods that help it succeed in quickly bringing trends to market, prompting analysts to dub it "the Spanish Gap."

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

From a country perspective, our holdings in Brazil were a drag on returns. We visited Brazil in February, and select companies there looked like encouraging investment opportunities. The currency appeared solid and

[SIDENOTE]

GROWTH OF $10,000 INVESTMENT

[CHART]

                  DREYFUS FOUNDERS
                INTERNATIONAL EQUITY     MSCI WORLD
                    FUND-CLASS F        EX U.S. INDEX
12/29/1995          10,000.00
12/31/1995          10,000.00           10,000.00
01/31/1996          10,000.00           10,058.60
02/29/1996          10,370.00           10,087.85
03/29/1996          10,810.00           10,301.41
04/30/1996          11,200.00           10,605.66
05/31/1996          11,520.00           10,424.49
06/28/1996          11,460.00           10,469.67
07/31/1996          10,800.00           10,163.11
08/30/1996          11,060.00           10,201.65
09/30/1996          11,260.00           10,477.94
10/31/1996          11,200.00           10,407.95
11/29/1996          11,670.00           10,837.05
12/31/1996          11,860.00           10,686.72
01/31/1997          12,110.00           10,353.65
02/28/1997          12,210.00           10,510.54
03/31/1997          12,290.00           10,521.13
04/30/1997          12,220.00           10,585.71
05/30/1997          13,260.00           11,283.68
06/30/1997          13,810.00           11,886.22
07/31/1997          14,250.00           12,104.60
08/29/1997          13,560.00           11,213.06
09/30/1997          14,310.00           11,842.44
10/31/1997          13,770.00           10,949.07
11/28/1997          13,720.00           10,826.56
12/31/1997          13,770.26           10,929.59
01/30/1998          14,135.94           11,395.43
02/27/1998          14,958.73           12,137.47
03/31/1998          15,792.94           12,536.08
04/30/1998          16,250.05           12,633.42
05/29/1998          16,684.30           12,567.70
06/30/1998          16,855.71           12,634.43
07/31/1998          17,118.54           12,717.02
08/31/1998          14,718.75           11,092.90
09/30/1998          14,398.78           10,776.06
10/30/1998          14,615.90           11,898.00
11/30/1998          15,358.69           12,500.79
12/31/1998          16,112.19           12,980.41
01/29/1999          16,870.14           12,982.90
02/26/1999          16,192.58           12,656.25
03/31/1999          16,468.20           13,184.25
04/30/1999          17,076.86           13,749.59
05/28/1999          16,456.72           13,055.02
06/30/1999          17,329.51           13,565.39
07/30/1999          17,754.42           13,955.87
08/31/1999          18,121.91           13,995.53
09/30/1999          18,294.17           14,146.65
10/29/1999          19,224.38           14,693.21
11/30/1999          22,129.86           15,207.03
12/31/1999          25,570.90           16,605.29
01/31/2000          24,129.56           15,596.36
02/29/2000          28,106.11           16,038.49
03/31/2000          26,677.64           16,696.76
04/28/2000          24,052.35           15,830.68
05/31/2000          23,486.11           15,447.10
06/30/2000          24,785.89           16,114.74
07/31/2000          23,498.98           15,498.74
08/31/2000          24,283.99           15,701.16
09/29/2000          22,636.75           14,887.73
10/31/2000          21,684.43           14,481.93
11/30/2000          20,114.40           13,898.41
12/29/2000          21,056.98           14,385.00
01/31/2001          21,261.70           14,411.48
02/28/2001          19,024.39           13,270.13
03/30/2001          16,991.81           12,370.36
04/30/2001          18,571.08           13,230.99
05/31/2001          17,693.71           12,795.46
06/29/2001          16,816.34           12,273.65
07/31/2001          16,363.03           12,058.11
08/31/2001          15,207.82           11,736.10
09/28/2001          13,511.56           10,551.64
10/31/2001          14,067.23           10,810.09
11/30/2001          14,491.29           11,234.97
12/31/2001          14,666.77           11,307.02

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2001. Total return figures for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

analysts were forecasting GDP growth of 3-4% for 2001. Unfortunately, both the currency and the share prices of many holdings were hurt by investor sentiment about the increasingly serious problems facing neighboring Argentina. The Brazilian real fell -18.49% vs. the dollar over the course of the year. Worse, Brazil's economy didn't fulfill its growth possibilities in 2001 due to a severe drought, which hamstrung the country's hydroelectric power generators and deprived the country of essential electricity.

     The Fund's worst performing holding, airplane manufacturer EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA SA, serves to illustrate the disappointing returns in Brazil this year. We sold this holding after the September 11 tragedies.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                    INCEPTION       1        5      10      SINCE
                                      DATE         YEAR    YEARS   YEARS   INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99     (34.45%)    --      --     (26.50%)
        Without sales charge        12/31/99     (30.44%)    --      --     (24.29%)
CLASS B SHARES
        With redemption*            12/31/99     (33.69%)    --      --     (26.20%)
        Without redemption          12/31/99     (30.93%)    --      --     (24.86%)
CLASS C SHARES
        With redemption**           12/31/99     (31.60%)    --      --     (24.90%)
        Without redemption          12/31/99     (30.90%)    --      --     (24.90%)
CLASS F SHARES                      12/29/95     (30.35%)   4.34%    --       6.59%
CLASS R SHARES                      12/31/99     (30.24%)    --      --     (24.12%)
CLASS T SHARES
        With sales charge (4.50%)   12/31/99     (33.75%)    --      --     (26.23%)
        Without sales charge        12/31/99     (30.62%)    --      --     (24.50%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     The Fund's 12-month return also took a hit from France's ALTRAN TECHNOLOGIES SA, which was sidelined during the strong tech-driven rally of the fourth quarter. Altran didn't present the type of rebound opportunity that investors were seeking late in the year, as the company's earnings had been much more stable than other technology firms' had been in 2001. Investors passed over Altran in favor of stocks with an earnings recovery story.

     From a currency perspective, our exposure to three currencies dampened returns: the euro, the yen, and the Swedish kroner, roughly in that order. Fortunately, the Fund was underweight Japan relative to the benchmark, where the yen suffered.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

We're more upbeat about the international investment environment in 2002. Capital expenditure in the late 1990s had ballooned to unsustainable levels in terms of a percentage of company budgets, straining balance sheets

[SIDENOTE]

PORTFOLIO COMPOSITION

[CHART]

United Kingdom               18.01%
France                       15.58%
Japan                         8.14%
Switzerland                   7.00%
South Korea                   5.24%
Denmark                       4.57%
Spain                         4.09%
Italy                         3.47%
Cash & Equivalents            8.54%
Other Countries              25.36%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

and creating ferocious competition in many industries. While we underestimated the capital expenditures slowdown that resulted in 2001, we believe what remains now are more modest forecasts and spending and--in many cases--a more manageable competitive environment. In this scenario, a return to growth is possible, especially for companies that survived the overheated spending phase with their balance sheets intact.

     Accordingly, in 2002 we're focusing our research on what we call "incumbents," or existing players in an industry or country. For example, one of the positions we initiated in early 2002 was PORTUGAL TELECOM SGPS, SA, which is operating in an environment relatively free of serious competitive threats. Portugal has only three mobile phone operators. This is a very favorable climate for a company such as Portugal Telecom, and is a sharp contrast to the heavy competition we see in other telecom markets such as Germany. Additionally, Portugal Telecom has limited exposure to Brazil, Argentina, and other Spanish- and Portuguese-speaking Latin American countries, unlike many Spanish and Portuguese companies that have invested abroad. Often these investments weigh down balance sheets.

     As mentioned above, SAMSUNG ELECTRONICS COMPANY LIMITED, KOREA TELECOM CORPORATION and HYUNDAI MOTOR COMPANY LIMITED in South Korea all performed well in the fourth quarter 2001. The economy appears to be recovering, and we feel optimistic about the fundamentals in South Korea for 2002.

     Our primary focus in 2002 will continue to be fundamental, bottom-up stockpicking of growth-oriented foreign companies worthy of inclusion in the Fund. Our strategy--whether consumer companies, "incumbents," Korean companies, or others--reflects this focus and commitment.

/s/ Doug A. Loeffler

Doug Loeffler, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-91.5%
AEROSPACE/DEFENSE-1.7%
    132,975  BAE Systems PLC (UK)..............................  $   598,977
     38,325  Bombardier, Inc. Class B (CA).....................      396,143
                                                                 -----------
                                                                     995,120
                                                                 -----------
AIRLINES-0.9%
     15,350  Ryanair Holdings PLC Sponsored ADR (IE)*..........      491,968
                                                                 -----------
AUTOMOBILES-1.9%
     13,000  Honda Motor Company Limited (JA)..................      518,771
     28,290  Hyundai Motor Company Limited (KR)................      579,367
                                                                 -----------
                                                                   1,098,138
                                                                 -----------
BANKS (MONEY CENTER)-7.4%
    109,750  Banco Santander Central Hispano SA (SP)...........      919,551
     29,300  Barclays PLC (UK).................................      970,128
     10,775  BNP Paribas SA (FR)...............................      964,195
     44,800  Danske Bank AS (DE)...............................      718,912
     56,500  ForeningsSparbanken AB (SW).......................      700,211
                                                                 -----------
                                                                   4,272,997
                                                                 -----------
BEVERAGES (NON-ALCOHOLIC)-1.6%
     12,125  Pernod-Ricard SA (FR).............................      939,253
                                                                 -----------
BROADCASTING (TV, RADIO & CABLE)-2.6%
     31,225  British Sky Broadcasting Group PLC (UK)*..........      343,561
     13,500  Grupo Televisa SA Sponsored ADR (MX)*.............      582,928
    653,200  Telewest Communications PLC (UK)*.................      589,411
                                                                 -----------
                                                                   1,515,900
                                                                 -----------
COMMUNICATION EQUIPMENT-2.1%
     48,425  Nokia Oyj Sponsored ADR (FI)......................    1,187,865
                                                                 -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.4%
     10,475  Altran Technologies SA (FR).......................  $   473,338
     16,100  Check Point Software Technologies Limited ADR
             (IS)*.............................................      642,229
      5,700  Infosys Technologies Limited Sponsored ADR (IN)...      353,400
     62,925  Logica PLC (UK)...................................      586,116
    141,700  Sage Group PLC (UK)...............................      471,233
                                                                 -----------
                                                                   2,526,316
                                                                 -----------
CONSTRUCTION (CEMENT & AGGREGATES)-0.9%
     19,950  Cemex SA de CV Sponsored ADR (MX).................      492,765
                                                                 -----------
DISTRIBUTORS (FOOD & HEALTH)-1.6%
    118,975  Compass Group PLC (UK)............................      891,750
                                                                 -----------
ELECTRIC COMPANIES-2.0%
    882,000  Huaneng Power International, Inc. H Shares (CN)...      531,605
     59,825  Public Power Corporation 144A GDR (GR)*+..........      639,213
                                                                 -----------
                                                                   1,170,818
                                                                 -----------
ELECTRICAL EQUIPMENT-3.9%
     23,360  Flextronics International Limited ADR (SG)*.......      560,406
     19,500  Koninklijke (Royal) Philips Electronics NV ADR
             (NE)..............................................      567,645
     46,000  Matsushita Electric Industrial Company Limited
             (JA)..............................................      590,707
     16,475  Thomson Multimedia (FR)*..........................      506,088
                                                                 -----------
                                                                   2,224,846
                                                                 -----------
ELECTRONICS (INSTRUMENTATION)-0.9%
      8,900  Hoya Corporation (JA).............................      531,718
                                                                 -----------
ELECTRONICS (SEMICONDUCTORS)-3.7%
     80,550  ARM Holdings PLC (UK)*............................      420,862
     18,525  Infineon Technologies AG (GE).....................      387,621
      4,130  Samsung Electronics Company Limited (KR)..........      877,251
     14,025  STMicroelectronics NV (SZ)........................      450,184
                                                                 -----------
                                                                   2,135,918
                                                                 -----------
ENGINEERING & CONSTRUCTION-3.9%
    233,400  Brisa-Auto Estradas de Portugal SA (PT)...........      989,212
     65,000  Saipem SPA (IT)...................................      318,315
      2,522  Technip-Coflexip SA (FR)..........................      336,836
     10,000  Vinci SA (FR).....................................      586,324
                                                                 -----------
                                                                   2,230,687
                                                                 -----------
FINANCIAL (DIVERSIFIED)-1.2%
     46,400  Dexia (BE)........................................      667,225
                                                                 -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

FOODS-2.9%
     16,800  Beghin-Say (FR)*..................................  $   610,311
      4,800  Nestle SA (SZ)....................................    1,023,430
                                                                 -----------
                                                                   1,633,741
                                                                 -----------
HEALTHCARE (DIVERSIFIED)-5.6%
     11,800  Altana AG (GE)....................................      587,321
     21,000  Fujisawa Pharmaceutical Company Limited 144A
             (JA)+.............................................      483,901
     12,950  Sanofi-Synthelabo SA (FR).........................      966,263
      1,320  Serono SA (SZ)....................................    1,152,009
                                                                 -----------
                                                                   3,189,494
                                                                 -----------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-5.2%
     17,575  Aventis SA (FR)...................................    1,247,980
     14,725  Novo Nordisk AS Class B (DE)......................      602,197
     15,550  Shire Pharmaceuticals Group PLC ADR (UK)*.........      569,130
     12,000  Takeda Chemical Industries Limited (JA)...........      542,957
                                                                 -----------
                                                                   2,962,264
                                                                 -----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.9%
      1,590  Synthes-Stratec, Inc. (SZ)........................    1,107,053
                                                                 -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.6%
     61,000  Reckitt Benckiser PLC (UK)........................      887,789
                                                                 -----------
INSURANCE (LIFE & HEALTH)-5.3%
     22,675  Aegon NV (NE).....................................      613,765
     79,575  Alleanza Assicurazioni (IT).......................      875,035
      3,050  Muenchener Rueckversicherungs-Gesellschaft AG
             (GE)..............................................      828,288
     62,825  Prudential PLC (UK)...............................      727,823
                                                                 -----------
                                                                   3,044,911
                                                                 -----------
INSURANCE (MULTI-LINE)-0.5%
      5,975  Converium Holding AG (SZ)*........................      290,419
                                                                 -----------
INSURANCE (PROPERTY-CASUALTY)-0.8%
     80,000  Royal & Sun Alliance Insurance Group PLC (UK).....      459,613
                                                                 -----------
LEISURE TIME (PRODUCTS)-2.1%
      3,400  Nintendo Company Limited (JA).....................      595,376
     11,025  Vivendi Universal SA (FR).........................      603,720
                                                                 -----------
                                                                   1,199,096
                                                                 -----------
METALS MINING-1.6%
     47,275  Rio Tinto PLC (UK)................................      905,456
                                                                 -----------
NATURAL GAS-1.2%
     42,850  Gas Natural SDG SA (SP)...........................      713,467
                                                                 -----------
OIL (INTERNATIONAL INTEGRATED)-1.7%
      6,725  TotalFinaElf SA (FR)..............................      960,458
                                                                 -----------

SHARES                                                           MARKET VALUE
-----------------------------------------------------------------------------

RETAIL (FOOD CHAINS)-3.9%
     26,100  Koninklijke Ahold NV (NE).........................  $   759,459
    176,825  Tesco PLC (UK)....................................      640,801
    311,825  Wal-Mart de Mexico SA de CV (MX)..................      850,262
                                                                 -----------
                                                                   2,250,522
                                                                 -----------
RETAIL (SPECIALTY-APPAREL)-1.2%
     37,700  Industria de Diseno Textil SA (SP)*...............      718,687
                                                                 -----------
SERVICES (ADVERTISING/MARKETING)-0.3%
     14,700  JC Decaux (FR)*...................................      164,264
                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)-2.5%
      5,100  Group 4 Falck AS (DE).............................      571,050
     47,075  Securitas AB (SW).................................      893,059
                                                                 -----------
                                                                   1,464,109
                                                                 -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-7.2%
     75,200  China Unicom Limited ADR (HK)*....................      839,984
     60,000  LG Telecom Limited (KR)*..........................      376,399
         72  Nippon Telegraph & Telephone Corporation (JA).....      846,025
    176,975  Telecom Italia Mobile SPA (IT)....................      798,569
    491,775  Vodafone Group PLC (UK)...........................    1,286,517
                                                                 -----------
                                                                   4,147,494
                                                                 -----------
TELECOMMUNICATIONS (LONG DISTANCE)-3.3%
     57,925  Korea Telecom Corporation Sponsored ADR (KR)......    1,177,615
     20,650  TDC AS Class B (DE)...............................      735,698
                                                                 -----------
                                                                   1,913,313
                                                                 -----------
TRUCKERS-1.0%
     30,000  Yamato Transport Company Limited (JA).............      565,390
                                                                 -----------
WATER UTILITIES-1.0%
     17,525  Vivendi Environnement (FR)........................      584,531
                                                                 -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$49,548,424).............................................   52,535,355
                                                                 -----------
WARRANTS-0.0%
     17,525  Vivendi Environment Warrants (FR)*................        7,178
                                                                 -----------
TOTAL WARRANTS
(COST-$0)......................................................        7,178
                                                                 -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

PRINCIPAL                                                         AMORTIZED
AMOUNT                                                               COST
-----------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-12.0%
$ 6,900,000  Federal Home Loan Bank Discount Note
             1.47% 1/02/02.....................................  $ 6,899,718
                                                                 -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$6,899,718)....................................    6,899,718
                                                                 -----------
TOTAL INVESTMENTS-103.5%
(TOTAL COST-$56,448,142).......................................   59,442,251
OTHER ASSETS AND LIABILITIES-(3.5%)............................   (1,991,093)
                                                                 -----------
NET ASSETS-100.0%..............................................  $57,451,158
                                                                 ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $56,448,142
                                                              -----------
Investment securities, at market............................   59,442,251
Cash........................................................      226,381
Foreign currency (cost $1,807)..............................        1,804
Receivables:
  Capital shares sold.......................................       32,111
  Dividends.................................................       22,304
  From adviser..............................................       39,706
  From transfer agent.......................................       15,442
Other assets................................................       45,821
                                                              -----------
    Total Assets............................................   59,825,820
                                                              -----------

LIABILITIES
Payables:
  Investment securities purchased...........................    1,819,895
  Capital shares redeemed...................................      473,024
  Advisory fees.............................................       37,085
  Shareholder servicing fees................................       10,764
  Accounting fees...........................................        1,300
  Distribution fees.........................................       10,159
  To transfer agent.........................................           64
  Other.....................................................       22,371
                                                              -----------
    Total Liabilities.......................................    2,374,662
                                                              -----------
Net Assets..................................................  $57,451,158
                                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A.........................................  $29,151,439
Shares Outstanding--Class A.................................    2,905,046
Net Asset Value, Redemption Price Per Share.................  $     10.03
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $     10.64

Net Assets--Class B.........................................  $ 3,785,936
Shares Outstanding--Class B.................................      383,540
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      9.87

Net Assets--Class C.........................................  $ 1,428,876
Shares Outstanding--Class C.................................      144,989
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      9.86

Net Assets--Class F.........................................  $16,639,639
Shares Outstanding--Class F.................................    1,659,226
Net Asset Value, Offering and Redemption Price Per Share....  $     10.03

Net Assets--Class R.........................................  $ 6,102,281
Shares Outstanding--Class R.................................      605,364
Net Asset Value, Offering and Redemption Price Per Share....  $     10.08

Net Assets--Class T.........................................  $   342,987
Shares Outstanding--Class T.................................       34,390
Net Asset Value, Redemption Price Per Share.................  $      9.97
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $     10.44

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    460,547
  Interest..................................................       123,182
  Foreign taxes withheld....................................       (56,492)
                                                              ------------
    Total Investment Income.................................       527,237
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       454,668
  Shareholder servicing fees--Note 2........................        84,906
  Accounting fees--Note 2...................................        11,927
  Distribution fees--Note 2.................................       109,284
  Transfer agency fees--Note 2..............................        37,851
  Registration fees--Note 2.................................        59,052
  Postage and mailing expenses..............................        10,683
  Custodian fees and expenses--Note 2.......................        71,352
  Printing expenses.........................................        24,288
  Legal and audit fees......................................        28,390
  Directors' fees and expenses..............................         4,818
  Other expenses............................................        35,319
                                                              ------------
    Total Expenses..........................................       932,538
    Earnings Credits........................................       (10,986)
    Reimbursed/Waived Expenses..............................      (184,094)
    Expense Offset to Broker Commissions....................        (4,915)
                                                              ------------
    Net Expenses............................................       732,543
                                                              ------------
  Net Investment (Loss).....................................      (205,306)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (17,032,162)
Net Realized (Loss) from Foreign Currency Transactions......       (21,169)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............     3,100,247
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (13,953,084)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(14,158,390)
                                                              ============
Purchases of long-term securities...........................  $ 91,324,619
Proceeds from sales of long-term securities.................  $ 90,263,791

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (205,306) $  (250,129)
Net Realized Gain (Loss) from Security Transactions.........   (17,032,162)     254,923
Net Realized (Loss) from Foreign Currency Transactions......       (21,169)      (3,182)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............     3,100,247   (7,953,145)
                                                              ------------  -----------
  Net (Decrease) in Net Assets Resulting from Operations....   (14,158,390)  (7,951,533)
                                                              ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0     (430,239)
  Class B...................................................             0     (544,275)
  Class C...................................................             0     (257,443)
  Class F...................................................             0   (3,568,315)
  Class R...................................................             0     (314,974)
  Class T...................................................             0      (77,593)
                                                              ------------  -----------
Net (Decrease) from Dividends and Distributions.............             0   (5,192,839)
                                                              ------------  -----------

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $  7,643,000  $ 24,647,394
  Class B...................................................     1,786,462     6,396,051
  Class C...................................................     1,203,372    14,933,209
  Class F...................................................    41,711,583    48,897,733
  Class R...................................................     7,082,104     2,866,200
  Class T...................................................        83,788       949,806
Shares issued in connection with acquisition--Note 5
  Class A...................................................    25,680,179             0
Reinvested dividends and distributions
  Class A...................................................             0       323,981
  Class B...................................................             0       508,989
  Class C...................................................             0        95,111
  Class F...................................................             0     3,392,119
  Class R...................................................             0       309,634
  Class T...................................................             0        76,576
                                                              ------------  ------------
                                                                85,190,488   103,396,803
Cost of shares redeemed
  Class A...................................................    (8,653,677)  (19,739,384)
  Class B...................................................    (1,240,846)     (454,692)
  Class C...................................................    (1,543,922)  (11,896,593)
  Class F...................................................   (46,337,728)  (47,975,044)
  Class R...................................................    (1,186,922)       (5,000)
  Class T...................................................      (227,066)     (184,351)
                                                              ------------  ------------
                                                               (59,190,161)  (80,255,064)
                                                              ------------  ------------
Net Increase from Capital Share Transactions................    26,000,327    23,141,739
                                                              ------------  ------------
Net Increase in Net Assets..................................    11,841,937     9,997,367

NET ASSETS
  Beginning of year.........................................  $ 45,609,221  $ 35,611,854
                                                              ------------  ------------
  End of year...............................................  $ 57,451,158  $ 45,609,221
                                                              ============  ============
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 86,857,313  $ 45,927,036
Accumulated undistributed net investment (loss).............        (6,892)      (18,107)
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (32,393,538)   (2,103,507)
Unrealized appreciation on investments and foreign currency
  transactions..............................................     2,994,275     1,803,799
                                                              ------------  ------------
Total.......................................................  $ 57,451,158  $ 45,609,221
                                                              ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2001       2000
                                                              ---------  --------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 14.42    $19.88
Income from investment operations:
    Net investment (loss)...................................      0.00^    (0.03)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (4.39)    (3.53)
                                                               -------    ------
        Total from investment operations....................     (4.39)    (3.56)
Less distributions:
    From net investment income..............................      0.00      0.00
    From net realized gains.................................      0.00     (1.90)
                                                               -------    ------
        Total distributions.................................      0.00     (1.90)
Net Asset Value, end of year................................   $ 10.03    $14.42
                                                               =======    ======
Total Return/Ratios
    Total return*...........................................    (30.44%)  (17.60%)
    Net assets, end of period (000s)........................   $29,151    $4,434
    Net expenses to average net assets#, +..................      1.44%     1.77%
    Gross expenses to average net assets#, +................      1.46%     1.82%
    Net investment (loss) to average net assets+............     (0.74%)   (0.36%)
    Portfolio turnover rate@................................       213%      184%

  ^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.76%. The gross expense ratio would have been 1.78%. The net investment income ratio would have been (1.06%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $14.29    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.12)    (0.09)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.30)    (3.60)
                                                               ------    ------
        Total from investment operations....................    (4.42)    (3.69)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.87    $14.29
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.93%)  (18.27%)
    Net assets, end of period (000s)........................   $3,786    $5,129
    Net expenses to average net assets#, +..................     2.26%     2.52%
    Gross expenses to average net assets#, +................     2.28%     2.57%
    Net investment (loss) to average net assets+............    (1.03%)   (1.18%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.65%. The gross expense ratio would have been 2.67%. The net investment income ratio would have been (1.42%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $14.27    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.16)    (0.07)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.25)    (3.64)
                                                               ------    ------
        Total from investment operations....................    (4.41)    (3.71)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.86    $14.27
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.90%)  (18.37%)
    Net assets, end of period (000s)........................   $1,429    $2,635
    Net expenses to average net assets#, +..................     2.26%     2.50%
    Gross expenses to average net assets#, +................     2.29%     2.55%
    Net investment (loss) to average net assets+............    (0.99%)   (1.18%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.83%. The gross expense ratio would have been 2.85%. The net investment income ratio would have been (1.56%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              ---------  ---------  ---------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $ 14.40    $ 19.87    $ 14.03    $ 12.05    $ 11.86
Income from investment operations:
    Net investment income (loss)............................     (0.07)     (0.08)     (0.05)      0.03      (0.01)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................     (4.30)     (3.49)      8.07       2.02       1.89
                                                               -------    -------    -------    -------    -------
        Total from investment operations....................     (4.37)     (3.57)      8.02       2.05       1.88
Less distributions:
    From net investment income..............................      0.00       0.00       0.00       0.00       0.00
    From net realized gains.................................      0.00      (1.90)     (2.18)     (0.07)     (1.69)
                                                               -------    -------    -------    -------    -------
        Total distributions.................................      0.00      (1.90)     (2.18)     (0.07)     (1.69)
    Net Asset Value, end of year............................   $ 10.03    $ 14.40    $ 19.87    $ 14.03    $ 12.05
                                                               =======    =======    =======    =======    =======
Total Return/Ratios
    Total return............................................    (30.35%)   (17.65%)    58.71%     17.01%     16.10%
    Net assets, end of period (000s)........................   $16,640    $30,040    $35,607    $18,938    $15,740
    Net expenses to average net assets#, +..................      1.52%      1.80%      1.80%      1.80%      1.85%
    Gross expenses to average net assets#, +................      1.55%      1.84%      1.82%      1.83%      1.89%
    Net investment income (loss) to average net assets+.....     (0.26%)    (0.55%)    (0.36%)     0.02%     (0.21%)
    Portfolio turnover rate@................................       213%       184%       205%       148%       164%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.96% (2001), 1.91%
     (2000), 1.97% (1999), 1.89% (1998), and 2.01% (1997). The gross expense ratios would have been 1.99% (2001), 1.95% (2000), 1.99% (1999), 1.92%
     (1998), and 2.05% (1997). The net investment income ratios would have been (0.70%) (2001), (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), and (0.37%)
     (1997).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $14.45    $19.88
Income from investment operations:
    Net investment (loss)...................................     0.00^    (0.01)
    Net (losses) on securities (both realized and
     unrealized)............................................    (4.37)    (3.52)
                                                               ------    ------
       Total from investment operations.....................    (4.37)    (3.53)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
       Total distributions..................................     0.00     (1.90)
Net Asset Value, end of year................................   $10.08    $14.45
                                                               ======    ======
Total Return/Ratios
    Total return............................................   (30.24%)  (17.45%)
    Net assets, end of period (000s)........................   $6,102    $2,716
    Net expenses to average net assets#, +..................     1.26%     1.53%
    Gross expenses to average net assets#, +................     1.28%     1.63%
    Net investment (loss) to average net assets+............    (0.04%)   (0.40%)
    Portfolio turnover rate@................................      213%      184%

  ^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.55%. The gross expense ratio would have been 1.57%. The net investment income ratio would have been (0.33%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each year.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                2001      2000
                                                              --------  --------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $14.37    $19.88
Income from investment operations:
    Net investment (loss)...................................    (0.09)    (0.06)
    Net (losses) on securities (both realized and
      unrealized)...........................................    (4.31)    (3.55)
                                                               ------    ------
        Total from investment operations....................    (4.40)    (3.61)
Less distributions:
    From net investment income..............................     0.00      0.00
    From net realized gains.................................     0.00     (1.90)
                                                               ------    ------
        Total distributions.................................     0.00     (1.90)
Net Asset Value, end of year................................   $ 9.97    $14.37
                                                               ======    ======
Total Return/Ratios
    Total return*...........................................   (30.62%)  (17.85%)
    Net assets, end of period (000s)........................   $  343    $  654
    Net expenses to average net assets#, +..................     1.77%     1.98%
    Gross expenses to average net assets#, +................     1.80%     2.03%
    Net investment (loss) to average net assets+............    (0.53%)   (0.70%)
    Portfolio turnover rate@................................      213%      184%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.83%. The gross expense ratio would have been 2.86%. The net investment income ratio would have been (1.59%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Effective April 1, 2001, Founders agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a contractual commitment. Prior to that date, Founders had agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the year ended December 31, 2001, $184,094 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $33,356 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $19,549 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001 Class A, Class B, Class C, and Class T shares were charged $24,136, $11,902, $5,255, and $1,088, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $35,705, $15,766, $56,725, and $1,088, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,614, $9,487, $8,164, $20,688, $10,404, and $3,695, respectively, for registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $216,521              $(13,236,700)          $13,020,179

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income...............................  $         0
Accumulated Capital Losses..................................  $29,821,365
Post-October Capital Loss Deferral..........................  $    38,928
Post-October Currency Loss Deferral.........................  $         0
Federal Tax Cost............................................  $58,981,388
Unrealized Appreciation.....................................  $ 4,975,345
Unrealized (Depreciation)...................................  $(4,514,482)
Net Appreciation............................................  $   460,863
Cumulative Effect of Other Timing Differences...............  $    (6,892)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR        YEAR
                                                                ENDED       ENDED
                                                               12/31/01    12/31/00
                                                              ----------  ----------
CLASS A
      Shares sold...........................................     726,658   1,329,282
      Shares issued in connection with acquisition..........   2,689,024           0
      Shares issued for dividends reinvested................           0      23,191
      Shares redeemed.......................................    (818,201) (1,044,959)
      NET INCREASE IN SHARES OUTSTANDING....................   2,597,481     307,514
CLASS B
      Shares sold...........................................     140,613     348,975
      Shares issued for dividends reinvested................           0      36,724
      Shares redeemed.......................................    (115,883)    (26,940)
      NET INCREASE IN SHARES OUTSTANDING....................      24,730     358,759
CLASS C
      Shares sold...........................................      94,979     809,766
      Shares issued for dividends reinvested................           0       6,877
      Shares redeemed.......................................    (134,656)   (632,028)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (39,677)    184,615
CLASS F
      Shares sold...........................................   3,457,694   2,650,156
      Shares issued for dividends reinvested................           0     243,332
      Shares redeemed.......................................  (3,885,182) (2,598,534)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........    (427,488)    294,954
CLASS R
      Shares sold...........................................     521,082     166,009
      Shares issued for dividends reinvested................           0      22,117
      Shares redeemed.......................................    (103,633)       (262)
      NET INCREASE IN SHARES OUTSTANDING....................     417,449     187,864
CLASS T
      Shares sold...........................................       6,105      51,452
      Shares issued for dividends reinvested................           0       5,501
      Shares redeemed.......................................     (17,249)    (11,470)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........     (11,144)     45,483

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5. ACQUISITION OF DREYFUS INTERNATIONAL GROWTH FUND
On October 5, 2001, the Fund acquired all the net assets of Dreyfus International Growth Fund ("DIG") pursuant to a plan of reorganization approved by DIG shareholders on September 28, 2001. The acquisition was accomplished by a tax-free exchange of 2,689,024 Class A Shares of the Fund (valued at $25,680,179) for the 3,835,004 shares of DIG outstanding on October 5, 2001. DIG's net assets on that date ($25,680,179), including $1,909,771 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and DIG immediately before the acquisition were $32,264,552 and $25,680,179, respectively.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        INTERNATIONAL EQUITY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       360AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

INVESTMENT UPDATE
December 31, 2001


                      [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists

TABLE OF CONTENTS

Management Overview                                         3
Statement of Investments                                   10
Statement of Assets and Liabilities                        15
Statement of Operations                                    17
Statements of Changes in Net Assets                        18
Financial Highlights                                       20
Notes to Financial Statements                              26
Report of Independent Accountants                          33
Your Board Representatives                                 34


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The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December
31, 2001 are included in the Statement of Investments.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT]

A DISCUSSION WITH PORTFOLIO MANAGER
KEVIN SONNETT, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

The year began with an encouraging rally as investors held out hope that the strong economic growth we witnessed in the late 1990s would continue in 2001, though at a slower rate. As the year unfolded, however, it became clear that the excesses of that period would haunt us as we entered the new millennium. The bad news came in many forms, including significantly lower corporate capital spending, a slowdown in consumer purchases, and severe price competition in many industries. Together, these factors pointed toward lower profits and depressed equity prices across most sectors.

     The Nasdaq Composite Index tumbled -21.05%, the Standard & Poor's (S&P) 500 Index dropped -11.90% and the Dow Jones Industrial Average fell -5.50% for the year. Like these broader indexes, the Fund's passive benchmark, the Russell Midcap Growth Index, also fell precipitously during 2001 to finish this extremely volatile year down -20.15%(1).

[SIDENOTE]

"AS 2001 UNFOLDED, IT BECAME CLEAR THAT THE EXCESSES OF RECENT YEARS WOULD HAUNT US AS WE ENTERED THE NEW MILLENNIUM. THE BAD NEWS CAME IN MANY FORMS, AND POINTED TOWARD LOWER PROFITS AND DEPRESSED EQUITY PRICES ACROSS MOST SECTORS."

--------------------------------------------------------------------------------
(1) The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund. The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange. The total return figures cited for these indexes account for both changes in security price and reinvestment of dividends, but do not reflect the cost of managing a mutual fund. See page 6 for a description of the Russell Mid-Cap Growth Index.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001?

The year proved to be a challenging one for stocks in all capitalization ranges, particularly mid-cap growth stocks. In addition, growth stocks performed poorly vs. value stocks. Under these conditions, the Fund slightly underperformed its benchmark's return of -20.15%. (See page 7 for the Fund's total returns.)

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

Following the tragic events of September 11, businesses throughout the world were disrupted. While conditions were especially weak in specific industries such as travel and leisure, very few industries walked away completely unscathed.

     As the third-quarter earnings figures rolled in during the first few weeks of October, we saw that despite the terrorist attacks, business activity had actually rebounded significantly from the depressed levels of late summer. This encouraging trend continued, as most businesses found the improved atmosphere of the third quarter was not only sustainable, but in some

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- An overweight healthcare position and good stock selection in the sector benefited performance.

- Fund performance was adversely affected during the year--both on an absolute basis and relative to the benchmark--by poor stock selection in the consumer cyclical sector.

- The year ahead will require close attention to economic data to gauge the strength of the U.S. recovery and its impact on current and potential Fund investments.

cases was improving even further. Business conditions in most industries stabilized during the fourth quarter, and we began to feel as if the U.S. economy was recovering.

     So, although the market fell dramatically in the first five trading days after the stock markets re-opened, it rebounded strongly from the market low on September 21.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

On the positive side, both the Fund's healthcare weighting and our healthcare stock picks helped to stem the Fund's absolute decline and contributed positively to relative performance. The Fund's average weighting in this sector was 27.93% over the year, higher than the Index's weighting of 23.05%. In fact, one of the Fund's top 10 performers for the year was CYTYC Corporation, a company that manufactures cervical cancer screening systems. We believe the company's leading-edge technology will continue to drive future earnings growth.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)
 1.  Ambac Financial Group, Inc.  (ABK)       3.42%
 2.  CYTYC Corporation  (CYTC)                2.41%
 3.  Federated Investors, Inc.  (FII)         2.11%
 4.  Teva Pharmaceutical Industries  (TEVA)   2.07%
 5.  SPX Corporation  (SPW)                   2.01%
 6.  AmeriCredit Corporation  (ACF)           2.00%
 7.  NVIDIA Corporation  (NVDA)               1.88%
 8.  WellPoint Health Networks, Inc.  (WLP)   1.85%
 9.  Danaher Corporation  (DHR)               1.80%
10.  PerkinElmer, Inc.  (PKN)                 1.74%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     The Fund also saw strong gains from NVIDIA Corporation, a graphics semiconductor company, and from Affiliated Computer Services, Inc. ("ACS"), a business process outsourcer. NVIDIA rose 144% during the fourth quarter alone as the company reported strong numbers and as confidence built for the company's future opportunities. This optimism

GROWTH OF $10,000 INVESTMENT

[CHART]

                   DREYFUS
                  FOUNDERS
                   MID-CAP        S&P       RUSSELL
                   GROWTH        MIDCAP      MIDCAP
                FUND-CLASS F   400 INDEX  GROWTH INDEX
12/31/1991        10,000.00    10,000.00    10,000.00
01/31/1992        10,171.28    10,176.91    10,088.98
02/28/1992        10,658.76    10,338.84    10,110.77
03/31/1992        10,092.23     9,949.47     9,695.40
04/30/1992         9,604.74     9,830.63     9,509.85
05/29/1992         9,723.32     9,923.71     9,528.40
06/30/1992         9,354.41     9,640.34     9,244.95
07/31/1992         9,881.42    10,118.97     9,657.07
08/31/1992         9,538.87     9,876.94     9,530.68
09/30/1992         9,512.52    10,015.17     9,739.46
10/30/1992         9,986.82    10,255.00    10,032.82
11/30/1992        10,658.76    10,828.06    10,666.79
12/31/1992        10,829.65    11,191.27    10,871.17
01/29/1993        11,122.72    11,331.25    10,999.33
02/26/1993        10,718.00    11,172.74    10,660.68
03/31/1993        11,011.07    11,558.47    10,969.43
04/30/1993        10,620.31    11,256.03    10,518.89
05/28/1993        11,373.92    11,768.77    11,015.28
06/30/1993        11,318.10    11,827.79    10,970.03
07/31/1993        11,080.85    11,805.08    10,935.45
08/31/1993        11,694.90    12,292.56    11,571.22
09/30/1993        12,043.80    12,422.39    11,709.73
10/31/1993        12,239.18    12,462.96    11,898.40
11/30/1993        12,141.49    12,187.27    11,621.63
12/31/1993        12,565.06    12,753.06    12,088.00
01/31/1994        13,007.37    13,049.71    12,399.03
02/28/1994        12,958.23    12,864.54    12,292.42
03/31/1994        12,139.12    12,268.68    11,713.05
04/30/1994        11,975.30    12,359.97    11,684.47
05/31/1994        11,860.63    12,242.97    11,701.54
06/30/1994        11,090.67    11,821.33    11,198.15
07/29/1994        11,713.19    12,221.60    11,508.35
08/31/1994        12,499.53    12,861.67    12,194.81
09/30/1994        12,155.50    12,621.66    11,993.70
10/31/1994        12,581.44    12,759.66    12,200.96
11/30/1994        11,926.16    12,184.13    11,662.88
12/31/1994        11,948.86    12,295.97    11,826.41
01/31/1995        12,068.18    12,424.55    11,968.56
02/28/1995        12,494.32    13,075.83    12,605.41
03/31/1995        12,988.64    13,302.74    13,105.35
04/28/1995        13,107.95    13,569.82    13,215.32
05/31/1995        13,619.32    13,897.16    13,541.06
06/30/1995        14,369.32    14,462.91    14,157.29
07/31/1995        15,340.91    15,217.42    15,048.29
08/31/1995        15,579.55    15,498.85    15,213.10
09/29/1995        15,715.91    15,874.54    15,551.71
10/31/1995        14,897.73    15,466.09    15,158.81
11/30/1995        15,443.18    16,141.57    15,836.24
12/31/1995        15,018.82    16,101.40    15,844.75
01/31/1996        15,061.43    16,335.00    16,124.56
02/29/1996        15,700.53    16,890.19    16,734.59
03/29/1996        15,870.95    17,092.60    16,866.39
04/30/1996        17,085.24    17,614.63    17,681.20
05/31/1996        17,404.79    17,852.85    18,042.16
06/28/1996        16,680.48    17,584.97    17,496.92
07/31/1996        15,274.46    16,395.27    16,138.67
08/30/1996        16,126.59    17,340.83    17,011.09
09/30/1996        17,021.33    18,096.90    18,091.60
10/31/1996        16,765.69    18,149.50    17,879.46
11/29/1996        17,553.91    19,171.85    18,932.76
12/31/1996        17,321.69    19,193.07    18,613.85
01/31/1997        17,819.18    19,913.61    19,437.42
02/28/1997        17,072.95    19,749.84    19,009.47
03/31/1997        16,462.39    18,907.82    17,935.27
04/30/1997        17,027.72    19,398.17    18,374.57
05/30/1997        18,271.45    21,094.33    20,021.15
06/30/1997        19,085.52    21,686.96    20,575.21
07/31/1997        20,419.70    23,834.15    22,544.57
08/29/1997        20,148.34    23,805.21    22,324.48
09/30/1997        21,256.38    25,173.52    23,454.36
10/31/1997        20,057.89    24,078.16    22,280.03
11/28/1997        19,922.21    24,435.04    22,514.23
12/31/1997        20,167.61    25,383.38    22,809.83
01/30/1998        20,376.60    24,900.21    22,399.11
02/27/1998        21,839.54    26,963.17    24,505.09
03/31/1998        22,571.00    28,179.30    25,532.24
04/30/1998        22,832.24    28,693.62    25,878.97
05/29/1998        21,813.41    27,402.80    24,814.44
06/30/1998        22,910.61    27,575.63    25,516.57
07/31/1998        20,899.08    26,505.98    24,423.51
08/31/1998        15,622.06    21,572.07    19,762.12
09/30/1998        16,066.17    23,585.79    21,257.04
10/30/1998        16,640.89    25,693.54    22,822.10
11/30/1998        17,659.72    26,975.78    24,361.55
12/31/1998        19,818.63    30,235.08    26,884.53
01/29/1999        20,138.29    29,058.03    27,690.59
02/26/1999        18,033.89    27,536.45    26,336.38
03/31/1999        19,099.41    28,305.81    27,803.08
04/30/1999        19,791.99    30,538.46    29,069.94
05/28/1999        20,537.86    30,670.72    28,696.00
06/30/1999        21,923.03    32,313.02    30,699.37
07/30/1999        21,869.75    31,626.37    29,721.91
08/31/1999        20,937.42    30,542.23    29,412.99
09/30/1999        21,043.98    29,599.23    29,162.56
10/29/1999        22,855.36    31,107.57    31,417.41
11/30/1999        24,959.75    32,740.27    34,670.98
12/31/1999        28,195.82    34,685.91    40,674.43
01/31/2000        27,676.08    33,709.30    40,666.19
02/29/2000        33,100.85    36,068.46    49,215.41
03/31/2000        31,411.70    39,087.11    49,266.01
04/28/2000        28,813.01    37,722.25    44,483.67
05/31/2000        25,986.93    37,251.56    41,241.09
06/30/2000        30,274.77    37,798.68    45,616.95
07/31/2000        28,260.79    38,395.80    42,728.49
08/31/2000        31,021.90    42,682.78    49,172.56
09/29/2000        28,195.82    42,390.57    46,768.57
10/31/2000        26,539.15    40,953.05    43,567.52
11/30/2000        20,529.67    37,861.78    34,099.88
12/29/2000        21,517.26    40,758.28    35,895.48
01/31/2001        22,356.24    41,666.00    37,946.10
02/28/2001        19,345.79    39,288.22    31,382.51
03/30/2001        17,273.03    36,367.22    26,891.13
04/30/2001        19,296.44    40,379.09    31,373.72
05/31/2001        19,641.90    41,319.49    31,226.22
06/29/2001        19,395.15    41,152.67    31,243.00
07/31/2001        18,556.17    40,539.63    29,135.62
08/31/2001        16,828.87    39,213.58    27,023.84
09/28/2001        14,163.88    34,335.99    22,557.64
10/31/2001        14,953.51    35,854.83    24,928.85
11/30/2001        16,187.30    38,522.09    27,612.64
12/31/2001        17,124.98    40,512.12    28,662.34

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations. The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the S&P MidCap 400 Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

was driven partly by strong sales of Microsoft Corporation's Xbox game console, which uses NVIDIA's chips (Microsoft is not a Fund holding). Despite the economic weakness during the year, ACS continued to deliver strong revenue and earnings growth while signing many new long-term outsourcing deals. The stock rose almost 75% during the year, and the Fund participated in much of this gain.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                INCEPTION         1             5              10            SINCE
                                   DATE          YEAR         YEARS           YEARS        INCEPTION
CLASS A SHARES
   With sales charge (5.75%)     12/31/99       (26.02%)         --             --          (24.70%)
   Without sales charge          12/31/99       (21.46%)         --             --          (22.44%)

CLASS B SHARES
   With redemption*              12/31/99       (24.67%)         --             --          (23.87%)
   Without redemption            12/31/99       (21.53%)         --             --          (22.85%)

CLASS C SHARES
   With redemption**             12/31/99       (23.00%)         --             --          (23.19%)
   Without redemption            12/31/99       (22.22%)         --             --          (23.19%)

CLASS F SHARES                     9/8/61       (20.41%)      (0.23%)         5.53%           n/a

CLASS R SHARES                   12/31/99       (20.73%)         --             --          (22.02%)

CLASS T SHARES
   With sales charge (4.50%)     12/31/99       (25.50%)         --             --          (24.70%)
   Without sales charge          12/31/99       (22.07%)         --             --          (22.94%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

The Fund's performance was adversely affected during the year--both on an absolute basis and relative to the benchmark--by poor stock selection in the consumer cyclical sector. This sector was the Fund's weakest in 2001. The Fund's two worst performing investments for the year were Wireless Facilities, Inc. ("Wireless") and Inet Technologies, Inc. ("Inet"), both of which we have liquidated. Wireless, a wireless services consulting company, suffered during 2001 as wireless operators slowed their network build-outs after very strong spending in 1999 and 2000. The stock fell more than -80% during the year. Inet develops and sells telecom network diagnostic equipment. In a dynamic similar to Wireless', Inet struggled in 2001 as demand for the solutions it provides dried up during the year and as all types of telecom carriers cut capital expenditure in all but the most critical areas. Inet fell more than -73% in 2001, dampening the Fund's return.

[CHART]

Healthcare                         28.35%
Technology                         22.76%
Consumer Cyclicals                 14.53%
Financials                         11.49%
Capital Goods                       8.00%
Consumer Staples                    6.40%
Energy                              2.72%
Utilities                           1.91%
Transportation                      1.52%
Communication Services              0.56%
Cash & Equivalents                  1.76%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

Looking at the macroeconomic picture, we're seeing positive indicators that the U.S. economy is recovering. We think that many cyclical companies will experience robust sales growth and strong operating leverage during the next few years. In fact, most of our new investment ideas are emerging from more cyclical areas of the economy. For instance, a few names have been added in the technology sector (though the Fund remains underweight this sector relative to the benchmark), as well as in the capital goods and consumer sectors. Ultimately, the Fund's sector weightings continue to be a reflection of our bottom-up, company-by-company research process.

     We believe we are in an environment of broad, improving conditions across the economy, though coming from a depressed level. Therefore, despite the many hopeful signs, we'll need to closely monitor economic results over the next few months. We believe that the strength and sustainability of the U.S. economic recovery--not just the direction of that recovery--will determine equity prices in the year ahead.

     In summary, we plan to continue using the talents of our analytical team to search one-by-one for those mid-cap growth companies that we believe can post the best earnings in this environment.

/s/ Kevin Sonnett

Kevin Sonnett, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-91.9%
AEROSPACE/DEFENSE-1.5%
       16,600  General Dynamics Corporation......................       $  1,322,010
        5,425  Northrop Grumman Corporation......................            546,894
                                                                        ------------
                                                                           1,868,904
                                                                        ------------
AIR FREIGHT-1.1%
       24,200  Expeditors International of Washington, Inc.......          1,378,190
                                                                        ------------
AIRLINES-0.4%
       25,350  Southwest Airlines Company........................            468,468
                                                                        ------------
BANKS (REGIONAL)-1.3%
       29,000  Zions Bancorporation..............................          1,524,820
                                                                        ------------
BIOTECHNOLOGY-2.1%
       13,750  Celgene Corporation*..............................            438,900
        5,475  Cephalon, Inc.*...................................            413,828
       37,550  MedImmune, Inc.*..................................          1,740,443
                                                                        ------------
                                                                           2,593,171
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-2.0%
       53,775  Adelphia Communications Corporation Class A*......          1,676,705
       14,700  Entercom Communications Corporation...............            735,000
                                                                        ------------
                                                                           2,411,705
                                                                        ------------
COMMUNICATION EQUIPMENT-1.5%
      132,650  DMC Stratex Networks, Inc.*.......................          1,032,017
       24,750  Harris Corporation................................            755,123
                                                                        ------------
                                                                           1,787,140
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-1.7%
       66,850  Enterasys Networks, Inc.*.........................       $    591,623
       33,400  QLogic Corporation*...............................          1,486,634
                                                                        ------------
                                                                           2,078,257
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-6.0%
       40,350  BEA Systems, Inc.*................................            621,794
       86,750  Jack Henry & Associates, Inc......................          1,894,620
       38,815  Macrovision Corporation*..........................          1,367,064
       22,000  Synopsys, Inc.*...................................          1,299,540
       30,400  VeriSign, Inc.*...................................          1,156,416
       22,725  VERITAS Software Corporation*.....................          1,018,535
                                                                        ------------
                                                                           7,357,969
                                                                        ------------
CONSUMER FINANCE-2.9%
       77,200  AmeriCredit Corporation*..........................          2,435,660
       19,350  Capital One Financial Corporation.................          1,043,933
                                                                        ------------
                                                                           3,479,593
                                                                        ------------
DISTRIBUTORS (FOOD & HEALTH)-1.9%
       66,175  ARAMARK Corporation Class B*......................          1,780,108
       12,000  Patterson Dental Company*.........................            491,160
                                                                        ------------
                                                                           2,271,268
                                                                        ------------
ELECTRICAL EQUIPMENT-2.7%
       32,550  Molex, Inc. Class A...............................            880,478
       17,875  SPX Corporation*..................................          2,447,088
                                                                        ------------
                                                                           3,327,566
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-3.1%
       64,800  Arrow Electronics, Inc.*..........................          1,937,520
       37,600  WW Grainger, Inc..................................          1,804,800
                                                                        ------------
                                                                           3,742,320
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-2.5%
       28,000  Cree, Inc.*.......................................            824,880
       34,275  NVIDIA Corporation*...............................          2,292,998
                                                                        ------------
                                                                           3,117,878
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
       15,575  KLA-Tencor Corporation*...........................            771,897
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.4%
       71,925  Ambac Financial Group, Inc........................          4,161,581
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-0.8%
       50,287  IVAX Corporation*.................................          1,012,780
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE (DRUGS-GENERIC & OTHER)-5.4%
       19,150  Allergan, Inc.....................................       $  1,437,208
       22,600  Andrx Group*......................................          1,591,266
       23,300  Forest Laboratories, Inc.*........................          1,909,435
       38,275  King Pharmaceuticals, Inc.*.......................          1,612,526
                                                                        ------------
                                                                           6,550,435
                                                                        ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.2%
       95,109  SICOR, Inc.*......................................          1,491,309
                                                                        ------------
HEALTHCARE (MANAGED CARE)-4.1%
       27,050  Anthem, Inc.*.....................................          1,338,975
       29,825  Express Scripts, Inc.*............................          1,394,617
       19,325  WellPoint Health Networks, Inc.*..................          2,258,126
                                                                        ------------
                                                                           4,991,718
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-8.0%
      112,335  CYTYC Corporation*................................          2,931,944
       31,475  DENTSPLY International, Inc.......................          1,580,045
       17,150  Invitrogen Corporation*...........................          1,062,100
       60,400  PerkinElmer, Inc..................................          2,115,208
        5,825  Varian Medical Systems, Inc.*.....................            415,090
       41,725  Waters Corporation*...............................          1,616,844
                                                                        ------------
                                                                           9,721,231
                                                                        ------------
HEALTHCARE (SPECIALIZED SERVICES)-3.1%
       12,800  Laboratory Corporation of America Holdings*.......          1,034,880
       35,300  Lincare Holdings, Inc.*...........................          1,011,345
       24,875  Quest Diagnostics, Inc.*..........................          1,783,786
                                                                        ------------
                                                                           3,830,011
                                                                        ------------
INSURANCE (PROPERTY-CASUALTY)-1.2%
       18,375  Radian Group, Inc.................................            789,206
        7,500  XL Capital Limited Class A........................            685,200
                                                                        ------------
                                                                           1,474,406
                                                                        ------------
INSURANCE BROKERS-0.6%
       22,875  Arthur J. Gallagher & Company.....................            788,959
                                                                        ------------
INVESTMENT MANAGEMENT-2.1%
       80,725  Federated Investors, Inc..........................          2,573,513
                                                                        ------------
LEISURE TIME (PRODUCTS)-1.1%
       23,800  Harley-Davidson, Inc..............................          1,292,578
                                                                        ------------
MANUFACTURING (DIVERSIFIED)-1.8%
       36,375  Danaher Corporation...............................          2,193,776
                                                                        ------------
METAL FABRICATORS-0.5%
       25,625  Shaw Group, Inc.*.................................            602,188
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.8%
       15,550  BJ Services Company*..............................       $    504,598
       27,050  Hanover Compressor Company*.......................            683,283
       12,650  Nabors Industries, Inc.*..........................            434,275
       11,025  Smith International, Inc.*........................            591,161
                                                                        ------------
                                                                           2,213,317
                                                                        ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.9%
       21,972  Apache Corporation................................          1,095,963
                                                                        ------------
POWER PRODUCERS (INDEPENDENT)-1.9%
       60,000  Calpine Corporation*..............................          1,007,400
       44,675  NRG Energy, Inc.*.................................            692,463
       37,650  Reliant Resources, Inc.*..........................            621,602
                                                                        ------------
                                                                           2,321,465
                                                                        ------------
RESTAURANTS-2.5%
       57,525  Brinker International, Inc........................          1,711,944
       39,775  Darden Restaurants, Inc...........................          1,408,035
                                                                        ------------
                                                                           3,119,979
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-0.8%
       14,900  Fastenal Company..................................            989,807
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-3.3%
       25,150  Best Buy Company, Inc.*...........................          1,873,172
       22,650  CDW Computer Centers, Inc.*.......................          1,216,532
       22,125  Tech Data Corporation*............................            957,570
                                                                        ------------
                                                                           4,047,274
                                                                        ------------
RETAIL (SPECIALTY-APPAREL)-4.1%
       71,500  Abercrombie & Fitch Company*......................          1,896,895
       54,775  American Eagle Outfitters, Inc.*..................          1,433,462
       40,275  TJX Companies, Inc................................          1,605,362
                                                                        ------------
                                                                           4,935,719
                                                                        ------------
RETAIL (SPECIALTY)-0.8%
       27,275  Bed Bath & Beyond, Inc.*..........................            924,623
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-1.1%
       30,650  Lamar Advertising Company*........................          1,297,721
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)-3.5%
       24,450  Apollo Group, Inc.*...............................          1,100,495
       31,025  Cintas Corporation................................          1,501,300
       14,675  H&R Block, Inc....................................            655,973
       59,300  Royal Caribbean Cruises Limited...................            960,660
                                                                        ------------
                                                                           4,218,428
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-3.3%
       18,025  Affiliated Computer Services, Inc. Class A*.......       $  1,912,993
       49,475  Convergys Corporation*............................          1,854,818
        8,995  Titan Corporation*................................            224,425
                                                                        ------------
                                                                           3,992,236
                                                                        ------------
SERVICES (DATA PROCESSING)-2.7%
       24,100  BISYS Group, Inc.*................................          1,542,159
       16,912  Fiserv, Inc.*.....................................            715,716
       36,025  SunGard Data Systems, Inc.........................          1,042,203
                                                                        ------------
                                                                           3,300,078
                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.6%
       38,400  Time Warner Telecom, Inc.*........................            679,296
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$109,201,894)..............................................        111,999,537
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
COMPUTERS (SOFTWARE & SERVICES)-1.3%
       39,750  Check Point Software Technologies Limited ADR
               (IS)*.............................................          1,585,628
                                                                        ------------
ELECTRICAL EQUIPMENT-1.4%
       43,350  Celestica, Inc. ADR (CA)*.........................          1,750,907
                                                                        ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-3.6%
       18,975  Biovail Corporation ADR (CA)*.....................          1,067,344
       20,675  Shire Pharmaceuticals Group PLC ADR (UK)*.........            756,705
       41,000  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          2,526,830
                                                                        ------------
                                                                           4,350,879
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$7,742,915)................................................          7,687,414
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.1%
SPECIAL PURPOSE (ASSET BACKED)-1.1%
 SPECIAL PURPOSE (ASSET BACKED)-&NDASH;CONTINUED
$   1,300,000  Corporate Asset Funding Company
               1.75% 1/02/02.....................................       $  1,299,937
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,299,937)......................................          1,299,937
                                                                        ------------
TOTAL INVESTMENTS-99.3%
(COST-$118,244,746)..............................................        120,986,888
OTHER ASSETS AND LIABILITIES-0.7%................................            847,298
                                                                        ------------
NET ASSETS-100.0%................................................       $121,834,186
                                                                        ============

*  NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................    $ 118,244,746
                                                      -------------
Investment securities, at market..................      120,986,888
Cash..............................................          352,348
Receivables:
  Investment securities sold......................        1,234,437
  Capital shares sold.............................           77,247
  Dividend........................................            6,793
  From adviser....................................           13,782
  From transfer agent.............................           22,737
Other assets......................................           15,098
                                                      -------------
    Total Assets..................................      122,709,330
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................          463,341
  Capital shares redeemed.........................           95,747
  Advisory fees...................................           82,433
  Shareholder servicing fees......................           19,090
  Accounting fees.................................            2,667
  Distribution fees...............................           84,769
  To transfer agent...............................            6,484
  Other...........................................          120,613
                                                      -------------
    Total Liabilities.............................          875,144
                                                      -------------
Net Assets........................................    $ 121,834,186
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................    $     537,837
Shares Outstanding--Class A.......................          156,509
Net Asset Value and Redemption Price Per Share....    $        3.44
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        3.65

Net Assets--Class B...............................    $   1,138,313
Shares Outstanding--Class B.......................          335,393
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        3.39

Net Assets--Class C...............................    $     380,411
Shares Outstanding--Class C.......................          113,154
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        3.36

Net Assets--Class F...............................    $ 119,707,895
Shares Outstanding--Class F.......................       34,524,927
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        3.47

Net Assets--Class R...............................    $      49,332
Shares Outstanding--Class R.......................           14,193
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        3.48

Net Assets--Class T...............................    $      20,398
Shares Outstanding--Class T.......................            6,017
Net Asset Value and Redemption Price Per Share....    $        3.39
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        3.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................    $     177,324
  Interest........................................          557,266
  Foreign tax withheld............................           (1,794)
                                                      -------------
    Total Investment Income.......................          732,796
                                                      -------------
Expenses:
  Advisory fees--Note 2...........................        1,102,418
  Shareholder servicing fees--Note 2..............          238,158
  Accounting fees--Note 2.........................           35,049
  Distribution fees--Note 2.......................          347,827
  Transfer agency fees--Note 2....................           74,655
  Registration fees--Note 2.......................           45,703
  Postage and mailing expenses....................           26,110
  Custodian fees and expenses--Note 2.............           13,694
  Printing expenses...............................           28,121
  Legal and audit fees............................            9,382
  Directors' fees and expenses....................            8,733
  Other expenses..................................           14,153
                                                      -------------
    Total Expenses................................        1,944,003
    Earnings Credits..............................          (21,054)
    Reimbursed Expenses...........................          (13,782)
    Expense Offset to Broker Commissions..........           (3,685)
                                                      -------------
    Net Expenses..................................        1,905,482
                                                      -------------
  Net Investment (Loss)...........................       (1,172,686)
                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (41,116,438)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................        6,298,093
                                                      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...      (34,818,345)
                                                      -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $ (35,991,031)
                                                      =============
Purchases of long-term securities.................    $ 278,657,094
Proceeds from sales of long-term securities.......    $ 270,593,714

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR             YEAR
                                                ENDED            ENDED
                                              12/31/01         12/31/00
                                            -------------    -------------
OPERATIONS
Net Investment (Loss)...................    $ (1,172,686)    $ (2,210,768)
Net Realized Gain (Loss) from Security
  Transactions..........................     (41,116,438)      21,389,326
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................       6,298,093      (74,029,742)
                                            ------------     ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (35,991,031)     (54,851,184)
                                            ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0         (161,920)
  Class B...............................               0         (329,244)
  Class C...............................               0         (184,428)
  Class F...............................               0      (58,426,864)
  Class R...............................               0           (2,190)
  Class T...............................               0           (4,652)
                                            ------------     ------------
Net (Decrease) from Dividends and
  Distributions.........................               0      (59,109,298)
                                            ------------     ------------

                                                YEAR             YEAR
                                                ENDED            ENDED
                                              12/31/01         12/31/00
                                            -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................    $    513,085     $   1,027,758
  Class B...............................         555,063         1,577,789
  Class C...............................         220,117           972,448
  Class F...............................      56,652,277       149,300,756
  Class R...............................          85,158            13,000
  Class T...............................           2,382            38,645
Reinvested dividends and distributions
  Class A...............................               0           153,750
  Class B...............................               0           275,118
  Class C...............................               0           163,508
  Class F...............................               0        55,029,267
  Class R...............................               0             2,190
  Class T...............................               0             4,652
                                            ------------     -------------
                                              58,028,082       208,558,881
Cost of shares redeemed
  Class A...............................        (453,446)         (178,090)
  Class B...............................        (217,833)         (117,019)
  Class C...............................        (195,688)         (371,231)
  Class F...............................     (67,785,017)     (178,820,471)
  Class R...............................         (40,765)           (4,983)
  Class T...............................          (4,640)           (1,800)
                                            ------------     -------------
                                             (68,697,389)     (179,493,594)
                                            ------------     -------------
Net Increase (Decrease) from Capital
  Share Transactions....................     (10,669,307)       29,065,287
                                            ------------     -------------
Net (Decrease) in Net Assets............     (46,660,338)      (84,895,195)

NET ASSETS
  Beginning of year.....................    $168,494,524     $ 253,389,719
                                            ------------     -------------
  End of year...........................    $121,834,186     $ 168,494,524
                                            ============     =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................    $194,563,377     $ 206,405,370
Accumulated undistributed net investment
  income................................               0                 0
Accumulated undistributed net realized
  (losses) from security transactions...     (75,469,444)      (34,353,006)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       2,740,253        (3,557,840)
                                            ------------     -------------
Total...................................    $121,834,186     $ 168,494,524
                                            ============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS A SHARES
Net Asset Value, beginning of year......    $     4.38       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.06)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.05)
                                            ----------       ----------
        Total from investment
          operations....................         (0.94)           (2.07)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.44       $     4.38
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (21.46%)         (23.40%)
    Net assets, end of period (000s)....    $      538       $      625
    Net expenses to average net
      assets#...........................          2.46%            1.25%
    Gross expenses to average net
      assets#...........................          2.47%            1.29%
    Net investment (loss) to average net
      assets............................         (1.93%)          (0.74%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS B SHARES
Net Asset Value, beginning of year......    $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.05)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.09)
                                            ----------       ----------
        Total from investment
          operations....................         (0.93)           (2.13)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.39       $     4.32
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (21.53%)         (24.14%)
    Net assets, end of period (000s)....    $    1,138       $    1,047
    Net expenses to average net
      assets#...........................          2.58%            1.99%
    Gross expenses to average net
      assets#...........................          2.59%            2.04%
    Net investment (loss) to average net
      assets............................         (2.06%)          (1.47%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS C SHARES
Net Asset Value, beginning of year......    $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.08)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.09)
                                            ----------       ----------
        Total from investment
          operations....................         (0.96)           (2.13)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.36       $     4.32
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (22.22%)         (24.14%)
    Net assets, end of period (000s)....    $      380       $      422
    Net expenses to average net
      assets#...........................          3.93%+           2.00%
    Gross expenses to average net
      assets#...........................          3.94%+           2.04%
    Net investment (loss) to average net
      assets............................         (3.41%)+         (1.46%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.25%. The net investment (loss) ratio would have been (3.72%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                        YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------
                               2001             2000             1999             1998             1997
                           -------------    -------------    -------------    -------------    -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $       4.36     $       8.68     $       7.44     $       7.72     $       7.66
Income from investment
  operations:
    Net investment income
      (loss).............         (0.05)           (0.03)           (0.08)           (0.03)            0.01
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (0.84)           (2.06)            3.12            (0.11)            1.21
                           ------------     ------------     ------------     ------------     ------------
        Total from
          investment
          operations.....         (0.89)           (2.09)            3.04            (0.14)            1.22
Less distributions:
    From net investment
      income*............          0.00             0.00             0.00             0.00             0.00
    From net realized
      gains..............          0.00            (2.23)           (1.80)           (0.14)           (1.16)
                           ------------     ------------     ------------     ------------     ------------
        Total
         distributions...          0.00            (2.23)           (1.80)           (0.14)           (1.16)
Net Asset Value, end of
  year...................  $       3.47     $       4.36     $       8.68     $       7.44     $       7.72
                           ============     ============     ============     ============     ============
Total Return/Ratios
    Total return.........        (20.41%)         (23.69%)          42.27%           (1.73%)          16.40%
    Net assets, end of
      period (000s)......  $    119,708     $    166,365     $    253,385     $    252,855     $    320,186
    Net expenses to
      average net
      assets#............          1.37%            1.36%            1.40%            1.33%            1.30%
    Gross expenses to
      average net
      assets#............          1.39%            1.39%            1.42%            1.35%            1.32%
    Net investment (loss)
      to average net
      assets.............         (0.84%)          (0.92%)          (0.98%)          (0.39%)          (0.05%)
    Portfolio turnover
      rate@..............           214%             226%             186%             152%             110%

  * Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of year......    $     4.39       $     8.68
Income from investment operations:
    Net investment income (loss)........          0.01            (0.03)
    Net (losses) on securities (both
     realized and unrealized)...........         (0.92)           (2.03)
                                            ----------       ----------
        Total from investment
         operations.....................         (0.91)           (2.06)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.48       $     4.39
                                            ==========       ==========
Total Return/Ratios
    Total return........................        (20.73%)         (23.28%)
    Net assets, end of period (000s)....    $       49       $        7
    Net expenses to average net
     assets#............................          2.89%+           1.00%
    Gross expenses to average net
     assets#............................          2.91%+           1.03%
    Net investment (loss) to average net
     assets.............................         (2.40%)+         (0.55%)
    Portfolio turnover rate@............           214%             226%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 57.53%. The gross expense ratio would have been 57.54%. The net investment (loss) ratio would have been (57.04%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                             YEAR ENDED
                                            DECEMBER 31,
                                          ----------------
                                           2001     2000
                                          -------  -------
CLASS T SHARES
Net Asset Value, beginning of year......  $  4.35  $  8.68
Income from investment operations:
    Net investment (loss)...............    (0.11)   (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........    (0.85)   (2.08)
                                          -------  -------
        Total from investment
          operations....................    (0.96)   (2.10)
Less distributions:
    From net investment income..........     0.00     0.00
    From net realized gains.............     0.00    (2.23)
                                          -------  -------
        Total distributions.............     0.00    (2.23)
Net Asset Value, end of year............  $  3.39  $  4.35
                                          =======  =======
Total Return/Ratios
    Total return*.......................   (22.07%)  (23.80%)
    Net assets, end of period (000s)....  $    20  $    29
    Net expenses to average net
      assets#...........................     3.11%+    1.50%
    Gross expenses to average net
      assets#...........................     3.13%+    1.55%
    Net investment (loss) to average net
      assets............................    (2.57%)+   (0.98%)
    Portfolio turnover rate@............      214%     226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 28.89%. The gross expense ratio would have been 28.91%. The net investment (loss) ratio would have been (28.35%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $1,106 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $3,390 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $1,329, $2,620, $737, and $61, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $7,861, $2,210, $337,695, and $61, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,816, $6,819, $6,813, $11,738, $6,809, and $6,708, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $917, $6,569, and $6,296, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $1,172,686                  $0                $(1,172,686)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $67,548,486
Post-October Capital Loss Deferral................  $ 3,999,760
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $122,165,944
Unrealized Appreciation...........................  $11,707,880
Unrealized (Depreciation).........................  $(12,886,936)
Net (Depreciation)................................  $(1,179,056)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      139,124      130,333
      Shares issued for dividends
        reinvested......................            0       35,673
      Shares redeemed...................     (125,439)     (23,299)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       13,685      142,707
CLASS B
      Shares sold.......................      154,136      194,199
      Shares issued for dividends
        reinvested......................            0       64,582
      Shares redeemed...................      (61,089)     (16,552)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       93,047      242,229
CLASS C
      Shares sold.......................       64,231      129,396
      Shares issued for dividends
        reinvested......................            0       38,382
      Shares redeemed...................      (48,698)     (70,274)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       15,533       97,504
CLASS F
      Shares sold.......................   14,522,400   17,902,347
      Shares issued for dividends
        reinvested......................            0   12,797,870
      Shares redeemed...................  (18,131,262) (21,773,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (3,608,862)   8,927,126
CLASS R
      Shares sold.......................       23,512        1,417
      Shares issued for dividends
        reinvested......................            0          507
      Shares redeemed...................      (10,807)        (553)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       12,705        1,371
CLASS T
      Shares sold.......................          592        5,695
      Shares issued for dividends
        reinvested......................            0        1,084
      Shares redeemed...................       (1,259)        (212)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................         (667)       6,567

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-MC-01

DREYFUS FOUNDERS
MID-CAP GROWTH FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                                         3
Statement of Investments                                   10
Statement of Assets and Liabilities                        15
Statement of Operations                                    17
Statements of Changes in Net Assets                        18
Financial Highlights                                       20
Notes to Financial Statements                              26
Report of Independent Accountants                          33
Your Board Representatives                                 34




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT]

A DISCUSSION WITH PORTFOLIO MANAGER
KEVIN SONNETT, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

The year began with an encouraging rally as investors held out hope that the strong economic growth we witnessed in the late 1990s would continue in 2001, though at a slower rate. As the year unfolded, however, it became clear that the excesses of that period would haunt us as we entered the new millennium. The bad news came in many forms, including significantly lower corporate capital spending, a slowdown in consumer purchases, and severe price competition in many industries. Together, these factors pointed toward lower profits and depressed equity prices across most sectors.

     The Nasdaq Composite Index tumbled -21.05%, the Standard & Poor's (S&P) 500 Index dropped -11.90% and the Dow Jones Industrial Average fell -5.50% for the year. Like these broader indexes, the Fund's passive benchmark, the Russell Midcap Growth Index, also fell precipitously during 2001 to finish this extremely volatile year down -20.15%(1).

[SIDENOTE]

"AS 2001 UNFOLDED, IT BECAME CLEAR THAT THE EXCESSES OF RECENT YEARS WOULD HAUNT US AS WE ENTERED THE NEW MILLENNIUM. THE BAD NEWS CAME IN MANY FORMS, AND POINTED TOWARD LOWER PROFITS AND DEPRESSED EQUITY PRICES ACROSS MOST SECTORS."

--------------------------------------------------------------------------------
(1) The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund. The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Dow Jones Industrial Average (DJIA) is a price-weighted index that tracks the performance of 30 major industrial companies traded on the New York Stock Exchange. The total return figures cited for these indexes account for both changes in security price and reinvestment of dividends, but do not reflect the cost of managing a mutual fund. See page 6 for a description of the Russell Mid-Cap Growth Index.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001?

The year proved to be a challenging one for stocks in all capitalization ranges, particularly mid-cap growth stocks. In addition, growth stocks performed poorly vs. value stocks. Under these conditions, the Fund slightly underperformed its benchmark's return of -20.15%. (See page 7 for the Fund's total returns.)

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

Following the tragic events of September 11, businesses throughout the world were disrupted. While conditions were especially weak in specific industries such as travel and leisure, very few industries walked away completely unscathed.

     As the third-quarter earnings figures rolled in during the first few weeks of October, we saw that despite the terrorist attacks, business activity had actually rebounded significantly from the depressed levels of late summer. This encouraging trend continued, as most businesses found the improved atmosphere of the third quarter was not only sustainable, but in some

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- An overweight healthcare position and good stock selection in the sector benefited performance.

- Fund performance was adversely affected during the year--both on an absolute basis and relative to the benchmark--by poor stock selection in the consumer cyclical sector.

- The year ahead will require close attention to economic data to gauge the strength of the U.S. recovery and its impact on current and potential Fund investments.

cases was improving even further. Business conditions in most industries stabilized during the fourth quarter, and we began to feel as if the U.S. economy was recovering.

     So, although the market fell dramatically in the first five trading days after the stock markets re-opened, it rebounded strongly from the market low on September 21.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

On the positive side, both the Fund's healthcare weighting and our healthcare stock picks helped to stem the Fund's absolute decline and contributed positively to relative performance. The Fund's average weighting in this sector was 27.93% over the year, higher than the Index's weighting of 23.05%. In fact, one of the Fund's top 10 performers for the year was CYTYC Corporation, a company that manufactures cervical cancer screening systems. We believe the company's leading-edge technology will continue to drive future earnings growth.

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)
 1.  Ambac Financial Group, Inc.  (ABK)       3.42%
 2.  CYTYC Corporation  (CYTC)                2.41%
 3.  Federated Investors, Inc.  (FII)         2.11%
 4.  Teva Pharmaceutical Industries  (TEVA)   2.07%
 5.  SPX Corporation  (SPW)                   2.01%
 6.  AmeriCredit Corporation  (ACF)           2.00%
 7.  NVIDIA Corporation  (NVDA)               1.88%
 8.  WellPoint Health Networks, Inc.  (WLP)   1.85%
 9.  Danaher Corporation  (DHR)               1.80%
10.  PerkinElmer, Inc.  (PKN)                 1.74%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     The Fund also saw strong gains from NVIDIA Corporation, a graphics semiconductor company, and from Affiliated Computer Services, Inc. ("ACS"), a business process outsourcer. NVIDIA rose 144% during the fourth quarter alone as the company reported strong numbers and as confidence built for the company's future opportunities. This optimism

GROWTH OF $10,000 INVESTMENT

[CHART]

                   DREYFUS
                  FOUNDERS
                   MID-CAP        S&P       RUSSELL
                   GROWTH        MIDCAP      MIDCAP
                FUND-CLASS F   400 INDEX  GROWTH INDEX
12/31/1991        10,000.00    10,000.00    10,000.00
01/31/1992        10,171.28    10,176.91    10,088.98
02/28/1992        10,658.76    10,338.84    10,110.77
03/31/1992        10,092.23     9,949.47     9,695.40
04/30/1992         9,604.74     9,830.63     9,509.85
05/29/1992         9,723.32     9,923.71     9,528.40
06/30/1992         9,354.41     9,640.34     9,244.95
07/31/1992         9,881.42    10,118.97     9,657.07
08/31/1992         9,538.87     9,876.94     9,530.68
09/30/1992         9,512.52    10,015.17     9,739.46
10/30/1992         9,986.82    10,255.00    10,032.82
11/30/1992        10,658.76    10,828.06    10,666.79
12/31/1992        10,829.65    11,191.27    10,871.17
01/29/1993        11,122.72    11,331.25    10,999.33
02/26/1993        10,718.00    11,172.74    10,660.68
03/31/1993        11,011.07    11,558.47    10,969.43
04/30/1993        10,620.31    11,256.03    10,518.89
05/28/1993        11,373.92    11,768.77    11,015.28
06/30/1993        11,318.10    11,827.79    10,970.03
07/31/1993        11,080.85    11,805.08    10,935.45
08/31/1993        11,694.90    12,292.56    11,571.22
09/30/1993        12,043.80    12,422.39    11,709.73
10/31/1993        12,239.18    12,462.96    11,898.40
11/30/1993        12,141.49    12,187.27    11,621.63
12/31/1993        12,565.06    12,753.06    12,088.00
01/31/1994        13,007.37    13,049.71    12,399.03
02/28/1994        12,958.23    12,864.54    12,292.42
03/31/1994        12,139.12    12,268.68    11,713.05
04/30/1994        11,975.30    12,359.97    11,684.47
05/31/1994        11,860.63    12,242.97    11,701.54
06/30/1994        11,090.67    11,821.33    11,198.15
07/29/1994        11,713.19    12,221.60    11,508.35
08/31/1994        12,499.53    12,861.67    12,194.81
09/30/1994        12,155.50    12,621.66    11,993.70
10/31/1994        12,581.44    12,759.66    12,200.96
11/30/1994        11,926.16    12,184.13    11,662.88
12/31/1994        11,948.86    12,295.97    11,826.41
01/31/1995        12,068.18    12,424.55    11,968.56
02/28/1995        12,494.32    13,075.83    12,605.41
03/31/1995        12,988.64    13,302.74    13,105.35
04/28/1995        13,107.95    13,569.82    13,215.32
05/31/1995        13,619.32    13,897.16    13,541.06
06/30/1995        14,369.32    14,462.91    14,157.29
07/31/1995        15,340.91    15,217.42    15,048.29
08/31/1995        15,579.55    15,498.85    15,213.10
09/29/1995        15,715.91    15,874.54    15,551.71
10/31/1995        14,897.73    15,466.09    15,158.81
11/30/1995        15,443.18    16,141.57    15,836.24
12/31/1995        15,018.82    16,101.40    15,844.75
01/31/1996        15,061.43    16,335.00    16,124.56
02/29/1996        15,700.53    16,890.19    16,734.59
03/29/1996        15,870.95    17,092.60    16,866.39
04/30/1996        17,085.24    17,614.63    17,681.20
05/31/1996        17,404.79    17,852.85    18,042.16
06/28/1996        16,680.48    17,584.97    17,496.92
07/31/1996        15,274.46    16,395.27    16,138.67
08/30/1996        16,126.59    17,340.83    17,011.09
09/30/1996        17,021.33    18,096.90    18,091.60
10/31/1996        16,765.69    18,149.50    17,879.46
11/29/1996        17,553.91    19,171.85    18,932.76
12/31/1996        17,321.69    19,193.07    18,613.85
01/31/1997        17,819.18    19,913.61    19,437.42
02/28/1997        17,072.95    19,749.84    19,009.47
03/31/1997        16,462.39    18,907.82    17,935.27
04/30/1997        17,027.72    19,398.17    18,374.57
05/30/1997        18,271.45    21,094.33    20,021.15
06/30/1997        19,085.52    21,686.96    20,575.21
07/31/1997        20,419.70    23,834.15    22,544.57
08/29/1997        20,148.34    23,805.21    22,324.48
09/30/1997        21,256.38    25,173.52    23,454.36
10/31/1997        20,057.89    24,078.16    22,280.03
11/28/1997        19,922.21    24,435.04    22,514.23
12/31/1997        20,167.61    25,383.38    22,809.83
01/30/1998        20,376.60    24,900.21    22,399.11
02/27/1998        21,839.54    26,963.17    24,505.09
03/31/1998        22,571.00    28,179.30    25,532.24
04/30/1998        22,832.24    28,693.62    25,878.97
05/29/1998        21,813.41    27,402.80    24,814.44
06/30/1998        22,910.61    27,575.63    25,516.57
07/31/1998        20,899.08    26,505.98    24,423.51
08/31/1998        15,622.06    21,572.07    19,762.12
09/30/1998        16,066.17    23,585.79    21,257.04
10/30/1998        16,640.89    25,693.54    22,822.10
11/30/1998        17,659.72    26,975.78    24,361.55
12/31/1998        19,818.63    30,235.08    26,884.53
01/29/1999        20,138.29    29,058.03    27,690.59
02/26/1999        18,033.89    27,536.45    26,336.38
03/31/1999        19,099.41    28,305.81    27,803.08
04/30/1999        19,791.99    30,538.46    29,069.94
05/28/1999        20,537.86    30,670.72    28,696.00
06/30/1999        21,923.03    32,313.02    30,699.37
07/30/1999        21,869.75    31,626.37    29,721.91
08/31/1999        20,937.42    30,542.23    29,412.99
09/30/1999        21,043.98    29,599.23    29,162.56
10/29/1999        22,855.36    31,107.57    31,417.41
11/30/1999        24,959.75    32,740.27    34,670.98
12/31/1999        28,195.82    34,685.91    40,674.43
01/31/2000        27,676.08    33,709.30    40,666.19
02/29/2000        33,100.85    36,068.46    49,215.41
03/31/2000        31,411.70    39,087.11    49,266.01
04/28/2000        28,813.01    37,722.25    44,483.67
05/31/2000        25,986.93    37,251.56    41,241.09
06/30/2000        30,274.77    37,798.68    45,616.95
07/31/2000        28,260.79    38,395.80    42,728.49
08/31/2000        31,021.90    42,682.78    49,172.56
09/29/2000        28,195.82    42,390.57    46,768.57
10/31/2000        26,539.15    40,953.05    43,567.52
11/30/2000        20,529.67    37,861.78    34,099.88
12/29/2000        21,517.26    40,758.28    35,895.48
01/31/2001        22,356.24    41,666.00    37,946.10
02/28/2001        19,345.79    39,288.22    31,382.51
03/30/2001        17,273.03    36,367.22    26,891.13
04/30/2001        19,296.44    40,379.09    31,373.72
05/31/2001        19,641.90    41,319.49    31,226.22
06/29/2001        19,395.15    41,152.67    31,243.00
07/31/2001        18,556.17    40,539.63    29,135.62
08/31/2001        16,828.87    39,213.58    27,023.84
09/28/2001        14,163.88    34,335.99    22,557.64
10/31/2001        14,953.51    35,854.83    24,928.85
11/30/2001        16,187.30    38,522.09    27,612.64
12/31/2001        17,124.98    40,512.12    28,662.34

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/91 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations. The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Fund's performance will no longer be compared to the S&P MidCap 400 Index, as the other index better reflects the Fund's overall investment strategy. For your information, we have included the index in this report. Further information related to Fund performance is contained elsewhere in this report.

was driven partly by strong sales of Microsoft Corporation's Xbox game console, which uses NVIDIA's chips (Microsoft is not a Fund holding). Despite the economic weakness during the year, ACS continued to deliver strong revenue and earnings growth while signing many new long-term outsourcing deals. The stock rose almost 75% during the year, and the Fund participated in much of this gain.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                INCEPTION         1             5              10            SINCE
                                   DATE          YEAR         YEARS           YEARS        INCEPTION
CLASS A SHARES
   With sales charge (5.75%)     12/31/99       (26.02%)         --             --          (24.70%)
   Without sales charge          12/31/99       (21.46%)         --             --          (22.44%)

CLASS B SHARES
   With redemption*              12/31/99       (24.67%)         --             --          (23.87%)
   Without redemption            12/31/99       (21.53%)         --             --          (22.85%)

CLASS C SHARES
   With redemption**             12/31/99       (23.00%)         --             --          (23.19%)
   Without redemption            12/31/99       (22.22%)         --             --          (23.19%)

CLASS F SHARES                     9/8/61       (20.41%)      (0.23%)         5.53%           n/a

CLASS R SHARES                   12/31/99       (20.73%)         --             --          (22.02%)

CLASS T SHARES
   With sales charge (4.50%)     12/31/99       (25.50%)         --             --          (24.70%)
   Without sales charge          12/31/99       (22.07%)         --             --          (22.94%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

The Fund's performance was adversely affected during the year--both on an absolute basis and relative to the benchmark--by poor stock selection in the consumer cyclical sector. This sector was the Fund's weakest in 2001. The Fund's two worst performing investments for the year were Wireless Facilities, Inc. ("Wireless") and Inet Technologies, Inc. ("Inet"), both of which we have liquidated. Wireless, a wireless services consulting company, suffered during 2001 as wireless operators slowed their network build-outs after very strong spending in 1999 and 2000. The stock fell more than -80% during the year. Inet develops and sells telecom network diagnostic equipment. In a dynamic similar to Wireless', Inet struggled in 2001 as demand for the solutions it provides dried up during the year and as all types of telecom carriers cut capital expenditure in all but the most critical areas. Inet fell more than -73% in 2001, dampening the Fund's return.

[CHART]

Healthcare                         28.35%
Technology                         22.76%
Consumer Cyclicals                 14.53%
Financials                         11.49%
Capital Goods                       8.00%
Consumer Staples                    6.40%
Energy                              2.72%
Utilities                           1.91%
Transportation                      1.52%
Communication Services              0.56%
Cash & Equivalents                  1.76%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

Looking at the macroeconomic picture, we're seeing positive indicators that the U.S. economy is recovering. We think that many cyclical companies will experience robust sales growth and strong operating leverage during the next few years. In fact, most of our new investment ideas are emerging from more cyclical areas of the economy. For instance, a few names have been added in the technology sector (though the Fund remains underweight this sector relative to the benchmark), as well as in the capital goods and consumer sectors. Ultimately, the Fund's sector weightings continue to be a reflection of our bottom-up, company-by-company research process.

     We believe we are in an environment of broad, improving conditions across the economy, though coming from a depressed level. Therefore, despite the many hopeful signs, we'll need to closely monitor economic results over the next few months. We believe that the strength and sustainability of the U.S. economic recovery--not just the direction of that recovery--will determine equity prices in the year ahead.

     In summary, we plan to continue using the talents of our analytical team to search one-by-one for those mid-cap growth companies that we believe can post the best earnings in this environment.

/s/ Kevin Sonnett

Kevin Sonnett, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-91.9%
AEROSPACE/DEFENSE-1.5%
       16,600  General Dynamics Corporation......................       $  1,322,010
        5,425  Northrop Grumman Corporation......................            546,894
                                                                        ------------
                                                                           1,868,904
                                                                        ------------
AIR FREIGHT-1.1%
       24,200  Expeditors International of Washington, Inc.......          1,378,190
                                                                        ------------
AIRLINES-0.4%
       25,350  Southwest Airlines Company........................            468,468
                                                                        ------------
BANKS (REGIONAL)-1.3%
       29,000  Zions Bancorporation..............................          1,524,820
                                                                        ------------
BIOTECHNOLOGY-2.1%
       13,750  Celgene Corporation*..............................            438,900
        5,475  Cephalon, Inc.*...................................            413,828
       37,550  MedImmune, Inc.*..................................          1,740,443
                                                                        ------------
                                                                           2,593,171
                                                                        ------------
BROADCASTING (TV, RADIO & CABLE)-2.0%
       53,775  Adelphia Communications Corporation Class A*......          1,676,705
       14,700  Entercom Communications Corporation...............            735,000
                                                                        ------------
                                                                           2,411,705
                                                                        ------------
COMMUNICATION EQUIPMENT-1.5%
      132,650  DMC Stratex Networks, Inc.*.......................          1,032,017
       24,750  Harris Corporation................................            755,123
                                                                        ------------
                                                                           1,787,140
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-1.7%
       66,850  Enterasys Networks, Inc.*.........................       $    591,623
       33,400  QLogic Corporation*...............................          1,486,634
                                                                        ------------
                                                                           2,078,257
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)-6.0%
       40,350  BEA Systems, Inc.*................................            621,794
       86,750  Jack Henry & Associates, Inc......................          1,894,620
       38,815  Macrovision Corporation*..........................          1,367,064
       22,000  Synopsys, Inc.*...................................          1,299,540
       30,400  VeriSign, Inc.*...................................          1,156,416
       22,725  VERITAS Software Corporation*.....................          1,018,535
                                                                        ------------
                                                                           7,357,969
                                                                        ------------
CONSUMER FINANCE-2.9%
       77,200  AmeriCredit Corporation*..........................          2,435,660
       19,350  Capital One Financial Corporation.................          1,043,933
                                                                        ------------
                                                                           3,479,593
                                                                        ------------
DISTRIBUTORS (FOOD & HEALTH)-1.9%
       66,175  ARAMARK Corporation Class B*......................          1,780,108
       12,000  Patterson Dental Company*.........................            491,160
                                                                        ------------
                                                                           2,271,268
                                                                        ------------
ELECTRICAL EQUIPMENT-2.7%
       32,550  Molex, Inc. Class A...............................            880,478
       17,875  SPX Corporation*..................................          2,447,088
                                                                        ------------
                                                                           3,327,566
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-3.1%
       64,800  Arrow Electronics, Inc.*..........................          1,937,520
       37,600  WW Grainger, Inc..................................          1,804,800
                                                                        ------------
                                                                           3,742,320
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)-2.5%
       28,000  Cree, Inc.*.......................................            824,880
       34,275  NVIDIA Corporation*...............................          2,292,998
                                                                        ------------
                                                                           3,117,878
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)-0.6%
       15,575  KLA-Tencor Corporation*...........................            771,897
                                                                        ------------
FINANCIAL (DIVERSIFIED)-3.4%
       71,925  Ambac Financial Group, Inc........................          4,161,581
                                                                        ------------
HEALTHCARE (DIVERSIFIED)-0.8%
       50,287  IVAX Corporation*.................................          1,012,780
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE (DRUGS-GENERIC & OTHER)-5.4%
       19,150  Allergan, Inc.....................................       $  1,437,208
       22,600  Andrx Group*......................................          1,591,266
       23,300  Forest Laboratories, Inc.*........................          1,909,435
       38,275  King Pharmaceuticals, Inc.*.......................          1,612,526
                                                                        ------------
                                                                           6,550,435
                                                                        ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.2%
       95,109  SICOR, Inc.*......................................          1,491,309
                                                                        ------------
HEALTHCARE (MANAGED CARE)-4.1%
       27,050  Anthem, Inc.*.....................................          1,338,975
       29,825  Express Scripts, Inc.*............................          1,394,617
       19,325  WellPoint Health Networks, Inc.*..................          2,258,126
                                                                        ------------
                                                                           4,991,718
                                                                        ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-8.0%
      112,335  CYTYC Corporation*................................          2,931,944
       31,475  DENTSPLY International, Inc.......................          1,580,045
       17,150  Invitrogen Corporation*...........................          1,062,100
       60,400  PerkinElmer, Inc..................................          2,115,208
        5,825  Varian Medical Systems, Inc.*.....................            415,090
       41,725  Waters Corporation*...............................          1,616,844
                                                                        ------------
                                                                           9,721,231
                                                                        ------------
HEALTHCARE (SPECIALIZED SERVICES)-3.1%
       12,800  Laboratory Corporation of America Holdings*.......          1,034,880
       35,300  Lincare Holdings, Inc.*...........................          1,011,345
       24,875  Quest Diagnostics, Inc.*..........................          1,783,786
                                                                        ------------
                                                                           3,830,011
                                                                        ------------
INSURANCE (PROPERTY-CASUALTY)-1.2%
       18,375  Radian Group, Inc.................................            789,206
        7,500  XL Capital Limited Class A........................            685,200
                                                                        ------------
                                                                           1,474,406
                                                                        ------------
INSURANCE BROKERS-0.6%
       22,875  Arthur J. Gallagher & Company.....................            788,959
                                                                        ------------
INVESTMENT MANAGEMENT-2.1%
       80,725  Federated Investors, Inc..........................          2,573,513
                                                                        ------------
LEISURE TIME (PRODUCTS)-1.1%
       23,800  Harley-Davidson, Inc..............................          1,292,578
                                                                        ------------
MANUFACTURING (DIVERSIFIED)-1.8%
       36,375  Danaher Corporation...............................          2,193,776
                                                                        ------------
METAL FABRICATORS-0.5%
       25,625  Shaw Group, Inc.*.................................            602,188
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.8%
       15,550  BJ Services Company*..............................       $    504,598
       27,050  Hanover Compressor Company*.......................            683,283
       12,650  Nabors Industries, Inc.*..........................            434,275
       11,025  Smith International, Inc.*........................            591,161
                                                                        ------------
                                                                           2,213,317
                                                                        ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.9%
       21,972  Apache Corporation................................          1,095,963
                                                                        ------------
POWER PRODUCERS (INDEPENDENT)-1.9%
       60,000  Calpine Corporation*..............................          1,007,400
       44,675  NRG Energy, Inc.*.................................            692,463
       37,650  Reliant Resources, Inc.*..........................            621,602
                                                                        ------------
                                                                           2,321,465
                                                                        ------------
RESTAURANTS-2.5%
       57,525  Brinker International, Inc........................          1,711,944
       39,775  Darden Restaurants, Inc...........................          1,408,035
                                                                        ------------
                                                                           3,119,979
                                                                        ------------
RETAIL (BUILDING SUPPLIES)-0.8%
       14,900  Fastenal Company..................................            989,807
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)-3.3%
       25,150  Best Buy Company, Inc.*...........................          1,873,172
       22,650  CDW Computer Centers, Inc.*.......................          1,216,532
       22,125  Tech Data Corporation*............................            957,570
                                                                        ------------
                                                                           4,047,274
                                                                        ------------
RETAIL (SPECIALTY-APPAREL)-4.1%
       71,500  Abercrombie & Fitch Company*......................          1,896,895
       54,775  American Eagle Outfitters, Inc.*..................          1,433,462
       40,275  TJX Companies, Inc................................          1,605,362
                                                                        ------------
                                                                           4,935,719
                                                                        ------------
RETAIL (SPECIALTY)-0.8%
       27,275  Bed Bath & Beyond, Inc.*..........................            924,623
                                                                        ------------
SERVICES (ADVERTISING/MARKETING)-1.1%
       30,650  Lamar Advertising Company*........................          1,297,721
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)-3.5%
       24,450  Apollo Group, Inc.*...............................          1,100,495
       31,025  Cintas Corporation................................          1,501,300
       14,675  H&R Block, Inc....................................            655,973
       59,300  Royal Caribbean Cruises Limited...................            960,660
                                                                        ------------
                                                                           4,218,428
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-3.3%
       18,025  Affiliated Computer Services, Inc. Class A*.......       $  1,912,993
       49,475  Convergys Corporation*............................          1,854,818
        8,995  Titan Corporation*................................            224,425
                                                                        ------------
                                                                           3,992,236
                                                                        ------------
SERVICES (DATA PROCESSING)-2.7%
       24,100  BISYS Group, Inc.*................................          1,542,159
       16,912  Fiserv, Inc.*.....................................            715,716
       36,025  SunGard Data Systems, Inc.........................          1,042,203
                                                                        ------------
                                                                           3,300,078
                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.6%
       38,400  Time Warner Telecom, Inc.*........................            679,296
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$109,201,894)..............................................        111,999,537
                                                                        ------------
COMMON STOCKS (FOREIGN)-6.3%
COMPUTERS (SOFTWARE & SERVICES)-1.3%
       39,750  Check Point Software Technologies Limited ADR
               (IS)*.............................................          1,585,628
                                                                        ------------
ELECTRICAL EQUIPMENT-1.4%
       43,350  Celestica, Inc. ADR (CA)*.........................          1,750,907
                                                                        ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-3.6%
       18,975  Biovail Corporation ADR (CA)*.....................          1,067,344
       20,675  Shire Pharmaceuticals Group PLC ADR (UK)*.........            756,705
       41,000  Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)..........................................          2,526,830
                                                                        ------------
                                                                           4,350,879
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$7,742,915)................................................          7,687,414
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.1%
SPECIAL PURPOSE (ASSET BACKED)-1.1%
 SPECIAL PURPOSE (ASSET BACKED)-&NDASH;CONTINUED
$   1,300,000  Corporate Asset Funding Company
               1.75% 1/02/02.....................................       $  1,299,937
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,299,937)......................................          1,299,937
                                                                        ------------
TOTAL INVESTMENTS-99.3%
(COST-$118,244,746)..............................................        120,986,888
OTHER ASSETS AND LIABILITIES-0.7%................................            847,298
                                                                        ------------
NET ASSETS-100.0%................................................       $121,834,186
                                                                        ============

*  NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................    $ 118,244,746
                                                      -------------
Investment securities, at market..................      120,986,888
Cash..............................................          352,348
Receivables:
  Investment securities sold......................        1,234,437
  Capital shares sold.............................           77,247
  Dividend........................................            6,793
  From adviser....................................           13,782
  From transfer agent.............................           22,737
Other assets......................................           15,098
                                                      -------------
    Total Assets..................................      122,709,330
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................          463,341
  Capital shares redeemed.........................           95,747
  Advisory fees...................................           82,433
  Shareholder servicing fees......................           19,090
  Accounting fees.................................            2,667
  Distribution fees...............................           84,769
  To transfer agent...............................            6,484
  Other...........................................          120,613
                                                      -------------
    Total Liabilities.............................          875,144
                                                      -------------
Net Assets........................................    $ 121,834,186
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (CONTINUED)

Net Assets--Class A...............................    $     537,837
Shares Outstanding--Class A.......................          156,509
Net Asset Value and Redemption Price Per Share....    $        3.44
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $        3.65

Net Assets--Class B...............................    $   1,138,313
Shares Outstanding--Class B.......................          335,393
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        3.39

Net Assets--Class C...............................    $     380,411
Shares Outstanding--Class C.......................          113,154
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        3.36

Net Assets--Class F...............................    $ 119,707,895
Shares Outstanding--Class F.......................       34,524,927
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        3.47

Net Assets--Class R...............................    $      49,332
Shares Outstanding--Class R.......................           14,193
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        3.48

Net Assets--Class T...............................    $      20,398
Shares Outstanding--Class T.......................            6,017
Net Asset Value and Redemption Price Per Share....    $        3.39
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        3.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................    $     177,324
  Interest........................................          557,266
  Foreign tax withheld............................           (1,794)
                                                      -------------
    Total Investment Income.......................          732,796
                                                      -------------
Expenses:
  Advisory fees--Note 2...........................        1,102,418
  Shareholder servicing fees--Note 2..............          238,158
  Accounting fees--Note 2.........................           35,049
  Distribution fees--Note 2.......................          347,827
  Transfer agency fees--Note 2....................           74,655
  Registration fees--Note 2.......................           45,703
  Postage and mailing expenses....................           26,110
  Custodian fees and expenses--Note 2.............           13,694
  Printing expenses...............................           28,121
  Legal and audit fees............................            9,382
  Directors' fees and expenses....................            8,733
  Other expenses..................................           14,153
                                                      -------------
    Total Expenses................................        1,944,003
    Earnings Credits..............................          (21,054)
    Reimbursed Expenses...........................          (13,782)
    Expense Offset to Broker Commissions..........           (3,685)
                                                      -------------
    Net Expenses..................................        1,905,482
                                                      -------------
  Net Investment (Loss)...........................       (1,172,686)
                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (41,116,438)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................        6,298,093
                                                      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...      (34,818,345)
                                                      -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $ (35,991,031)
                                                      =============
Purchases of long-term securities.................    $ 278,657,094
Proceeds from sales of long-term securities.......    $ 270,593,714

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR             YEAR
                                                ENDED            ENDED
                                              12/31/01         12/31/00
                                            -------------    -------------
OPERATIONS
Net Investment (Loss)...................    $ (1,172,686)    $ (2,210,768)
Net Realized Gain (Loss) from Security
  Transactions..........................     (41,116,438)      21,389,326
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................       6,298,093      (74,029,742)
                                            ------------     ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (35,991,031)     (54,851,184)
                                            ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0         (161,920)
  Class B...............................               0         (329,244)
  Class C...............................               0         (184,428)
  Class F...............................               0      (58,426,864)
  Class R...............................               0           (2,190)
  Class T...............................               0           (4,652)
                                            ------------     ------------
Net (Decrease) from Dividends and
  Distributions.........................               0      (59,109,298)
                                            ------------     ------------

                                                YEAR             YEAR
                                                ENDED            ENDED
                                              12/31/01         12/31/00
                                            -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................    $    513,085     $   1,027,758
  Class B...............................         555,063         1,577,789
  Class C...............................         220,117           972,448
  Class F...............................      56,652,277       149,300,756
  Class R...............................          85,158            13,000
  Class T...............................           2,382            38,645
Reinvested dividends and distributions
  Class A...............................               0           153,750
  Class B...............................               0           275,118
  Class C...............................               0           163,508
  Class F...............................               0        55,029,267
  Class R...............................               0             2,190
  Class T...............................               0             4,652
                                            ------------     -------------
                                              58,028,082       208,558,881
Cost of shares redeemed
  Class A...............................        (453,446)         (178,090)
  Class B...............................        (217,833)         (117,019)
  Class C...............................        (195,688)         (371,231)
  Class F...............................     (67,785,017)     (178,820,471)
  Class R...............................         (40,765)           (4,983)
  Class T...............................          (4,640)           (1,800)
                                            ------------     -------------
                                             (68,697,389)     (179,493,594)
                                            ------------     -------------
Net Increase (Decrease) from Capital
  Share Transactions....................     (10,669,307)       29,065,287
                                            ------------     -------------
Net (Decrease) in Net Assets............     (46,660,338)      (84,895,195)

NET ASSETS
  Beginning of year.....................    $168,494,524     $ 253,389,719
                                            ------------     -------------
  End of year...........................    $121,834,186     $ 168,494,524
                                            ============     =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................    $194,563,377     $ 206,405,370
Accumulated undistributed net investment
  income................................               0                 0
Accumulated undistributed net realized
  (losses) from security transactions...     (75,469,444)      (34,353,006)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       2,740,253        (3,557,840)
                                            ------------     -------------
Total...................................    $121,834,186     $ 168,494,524
                                            ============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS A SHARES
Net Asset Value, beginning of year......    $     4.38       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.06)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.05)
                                            ----------       ----------
        Total from investment
          operations....................         (0.94)           (2.07)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.44       $     4.38
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (21.46%)         (23.40%)
    Net assets, end of period (000s)....    $      538       $      625
    Net expenses to average net
      assets#...........................          2.46%            1.25%
    Gross expenses to average net
      assets#...........................          2.47%            1.29%
    Net investment (loss) to average net
      assets............................         (1.93%)          (0.74%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS B SHARES
Net Asset Value, beginning of year......    $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.05)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.09)
                                            ----------       ----------
        Total from investment
          operations....................         (0.93)           (2.13)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.39       $     4.32
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (21.53%)         (24.14%)
    Net assets, end of period (000s)....    $    1,138       $    1,047
    Net expenses to average net
      assets#...........................          2.58%            1.99%
    Gross expenses to average net
      assets#...........................          2.59%            2.04%
    Net investment (loss) to average net
      assets............................         (2.06%)          (1.47%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS C SHARES
Net Asset Value, beginning of year......    $     4.32       $     8.68
Income from investment operations:
    Net investment (loss)...............         (0.08)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........         (0.88)           (2.09)
                                            ----------       ----------
        Total from investment
          operations....................         (0.96)           (2.13)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.36       $     4.32
                                            ==========       ==========
Total Return/Ratios
    Total return*.......................        (22.22%)         (24.14%)
    Net assets, end of period (000s)....    $      380       $      422
    Net expenses to average net
      assets#...........................          3.93%+           2.00%
    Gross expenses to average net
      assets#...........................          3.94%+           2.04%
    Net investment (loss) to average net
      assets............................         (3.41%)+         (1.46%)
    Portfolio turnover rate@............           214%             226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.25%. The net investment (loss) ratio would have been (3.72%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                        YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------
                               2001             2000             1999             1998             1997
                           -------------    -------------    -------------    -------------    -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $       4.36     $       8.68     $       7.44     $       7.72     $       7.66
Income from investment
  operations:
    Net investment income
      (loss).............         (0.05)           (0.03)           (0.08)           (0.03)            0.01
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (0.84)           (2.06)            3.12            (0.11)            1.21
                           ------------     ------------     ------------     ------------     ------------
        Total from
          investment
          operations.....         (0.89)           (2.09)            3.04            (0.14)            1.22
Less distributions:
    From net investment
      income*............          0.00             0.00             0.00             0.00             0.00
    From net realized
      gains..............          0.00            (2.23)           (1.80)           (0.14)           (1.16)
                           ------------     ------------     ------------     ------------     ------------
        Total
         distributions...          0.00            (2.23)           (1.80)           (0.14)           (1.16)
Net Asset Value, end of
  year...................  $       3.47     $       4.36     $       8.68     $       7.44     $       7.72
                           ============     ============     ============     ============     ============
Total Return/Ratios
    Total return.........        (20.41%)         (23.69%)          42.27%           (1.73%)          16.40%
    Net assets, end of
      period (000s)......  $    119,708     $    166,365     $    253,385     $    252,855     $    320,186
    Net expenses to
      average net
      assets#............          1.37%            1.36%            1.40%            1.33%            1.30%
    Gross expenses to
      average net
      assets#............          1.39%            1.39%            1.42%            1.35%            1.32%
    Net investment (loss)
      to average net
      assets.............         (0.84%)          (0.92%)          (0.98%)          (0.39%)          (0.05%)
    Portfolio turnover
      rate@..............           214%             226%             186%             152%             110%

  * Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                            ----------------------------
                                               2001             2000
                                            -----------      -----------
CLASS R SHARES
Net Asset Value, beginning of year......    $     4.39       $     8.68
Income from investment operations:
    Net investment income (loss)........          0.01            (0.03)
    Net (losses) on securities (both
     realized and unrealized)...........         (0.92)           (2.03)
                                            ----------       ----------
        Total from investment
         operations.....................         (0.91)           (2.06)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (2.23)
                                            ----------       ----------
        Total distributions.............          0.00            (2.23)
Net Asset Value, end of year............    $     3.48       $     4.39
                                            ==========       ==========
Total Return/Ratios
    Total return........................        (20.73%)         (23.28%)
    Net assets, end of period (000s)....    $       49       $        7
    Net expenses to average net
     assets#............................          2.89%+           1.00%
    Gross expenses to average net
     assets#............................          2.91%+           1.03%
    Net investment (loss) to average net
     assets.............................         (2.40%)+         (0.55%)
    Portfolio turnover rate@............           214%             226%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 57.53%. The gross expense ratio would have been 57.54%. The net investment (loss) ratio would have been (57.04%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                             YEAR ENDED
                                            DECEMBER 31,
                                          ----------------
                                           2001     2000
                                          -------  -------
CLASS T SHARES
Net Asset Value, beginning of year......  $  4.35  $  8.68
Income from investment operations:
    Net investment (loss)...............    (0.11)   (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........    (0.85)   (2.08)
                                          -------  -------
        Total from investment
          operations....................    (0.96)   (2.10)
Less distributions:
    From net investment income..........     0.00     0.00
    From net realized gains.............     0.00    (2.23)
                                          -------  -------
        Total distributions.............     0.00    (2.23)
Net Asset Value, end of year............  $  3.39  $  4.35
                                          =======  =======
Total Return/Ratios
    Total return*.......................   (22.07%)  (23.80%)
    Net assets, end of period (000s)....  $    20  $    29
    Net expenses to average net
      assets#...........................     3.11%+    1.50%
    Gross expenses to average net
      assets#...........................     3.13%+    1.55%
    Net investment (loss) to average net
      assets............................    (2.57%)+   (0.98%)
    Portfolio turnover rate@............      214%     226%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 28.89%. The gross expense ratio would have been 28.91%. The net investment (loss) ratio would have been (28.35%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $1,106 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $3,390 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $1,329, $2,620, $737, and $61, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $7,861, $2,210, $337,695, and $61, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,816, $6,819, $6,813, $11,738, $6,809, and $6,708, respectively, for registration fees. During the year ended December 31, 2001, Class C, Class R, and Class T shares were reimbursed $917, $6,569, and $6,296, respectively, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
   $1,172,686                  $0                $(1,172,686)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $67,548,486
Post-October Capital Loss Deferral................  $ 3,999,760
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $122,165,944
Unrealized Appreciation...........................  $11,707,880
Unrealized (Depreciation).........................  $(12,886,936)
Net (Depreciation)................................  $(1,179,056)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      139,124      130,333
      Shares issued for dividends
        reinvested......................            0       35,673
      Shares redeemed...................     (125,439)     (23,299)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       13,685      142,707
CLASS B
      Shares sold.......................      154,136      194,199
      Shares issued for dividends
        reinvested......................            0       64,582
      Shares redeemed...................      (61,089)     (16,552)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       93,047      242,229
CLASS C
      Shares sold.......................       64,231      129,396
      Shares issued for dividends
        reinvested......................            0       38,382
      Shares redeemed...................      (48,698)     (70,274)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       15,533       97,504
CLASS F
      Shares sold.......................   14,522,400   17,902,347
      Shares issued for dividends
        reinvested......................            0   12,797,870
      Shares redeemed...................  (18,131,262) (21,773,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (3,608,862)   8,927,126
CLASS R
      Shares sold.......................       23,512        1,417
      Shares issued for dividends
        reinvested......................            0          507
      Shares redeemed...................      (10,807)        (553)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       12,705        1,371
CLASS T
      Shares sold.......................          592        5,695
      Shares issued for dividends
        reinvested......................            0        1,084
      Shares redeemed...................       (1,259)        (212)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................         (667)       6,567

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (unaudited)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of

Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        MID-CAP GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       291AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
PASSPORT FUND

INVESTMENT UPDATE
December 31, 2001


                       [LOGO](R)DREFUS FOUNDERS FUNDS(R)
                             The Growth Specialists

TABLE OF CONTENTS

Management Overview                                3
Statement of Investments                          10
Statement of Assets and Liabilities               20
Statement of Operations                           22
Statements of Changes in Net Assets               23
Financial Highlights                              25
Notes to Financial Statements                     31
Report of Independent Accountants                 37
Your Board Representatives                        38


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.


           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER
TRACY STOUFFER, CFA

DESCRIBE THE TYPE OF MARKET ENVIRONMENT INTERNATIONAL SMALL-CAP STOCKS FACED IN 2001.

The year had two aspects, with the unfavorable investment environment that began in 2000 persisting until shortly after September 11 and a more favorable atmosphere prevailing for the balance of 2001.

     We began the year mired in negative global events. On the economic front, we faced a synchronized global slowdown. Oil prices rose and rose, and markets struggled against the lingering effects of 2000--namely, worldwide interest rate tightening and the "tech wreck."

     Together these factors created an unfavorable environment for growth equities and for international investments in 2001. We watched as investors took flight to cash, value-oriented stocks reigned, and overseas markets logged one of their worst performances in the last 15 years. Not only was 2001 worse than 2000, it also meant back-to-back years of negative returns.

     Overall, 2001 was an extremely challenging year: no strategy or decision about portfolio positioning was able to shelter the Fund from the flood of negative events in the first eight-and-a-half months, but encouraging developments improved the environment later in the year.

     The investment environment changed abruptly in the fourth quarter. With the U.S. economy officially in a recession, the export economies of the world took action themselves. We saw pro-investment responses at four levels: government, corporate, market, and portfolio. For example, in the

[SIDENOTE]
"IN 2001, WE HAD A RECESSION UNLIKE ANY IN THE PAST 20 YEARS, ONE THAT WAS `MADE IN THE U.S.A.,' AND ONE THAT WAS MAGNIFIED BY POLITICS AND WAR."

fourth quarter, central banks released greater liquidity into the markets and the cumulative effect of the year's 170-plus interest rate cuts throughout the world finally began taking effect. At the corporate level, we saw companies using the post-September 11 environment to disclose most if not all of their bad news, terrorism-related or not. As a result, we believe the earnings disappointments that companies are likely to deliver for 2001 were reflected in stock prices by the fourth quarter of the year. Companies also executed debt-for-equity swaps and refinanced debt. This in turn reassured investment professionals that these companies were not going to go bankrupt, shoring up the markets.

HOW DID THE PASSPORT FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001, AND WHAT DROVE THIS PERFORMANCE?

For the 12 months ending December 31, 2001, the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -21.40%. The MSCI World ex U.S. Small Cap Index(1) returned -10.63%. (See page 6 for a description of the MSCI World ex U.S. Index.)

--------------------
(1) The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The first three financial quarters of the year were unfavorable to growth-oriented investing.

- The Fund outperformed its benchmark in the fourth quarter but was not able to post positive performance for the 12-month period.

- We are cautiously optimistic about the investment environment for small-cap international growth stocks in 2002.

- Companies that are expected to show profit growth, rather than sales growth, will be sought.

     As mentioned earlier, we were not able to protect the Fund from the steep downdraft in international markets during the first three quarters of 2001. To illustrate the ferocity of the markets, consider the declines in Europe: many stock market indexes there were down -30% or more. On top of those declines, numerous companies in Japan filed for bankruptcy. In short, we had a recession unlike any in the past 20 years, one that was "Made in the U.S.A.," and one that was magnified by politics and war.

     As noted in the Fund's semiannual report, with markets turning down and little on the horizon to indicate when they might improve, investors sought value-oriented investments over the growth stocks of interest to Passport Fund. Thus, the Fund's investment themes--names in China and holdings in companies we had identified as "Underinvestment Beneficiaries"--were not sufficient to boost its returns into positive territory for the year. One holding we initiated in 2001 pursuant to this theme is SPEEDY HIRE PUBLIC LIMITED COMPANY, a support services group based in the U.K. Speedy Hire offers hire services to the U.K. construction industry, operating through some 250 Speedy Hire Centers to provide tools, cabins and survey equipment. After fundamental, bottom-up research, we've learned that construction companies in the U.K. feel they can save on costs and liability by working with support services companies like Speedy Hire, because they can avoid paying for or worrying about the upkeep of their

LARGEST EQUITY HOLDINGS  (country of origin; ticker symbol)

 1.  HIT Entertainment PLC 144A (United Kingdom; HTE)       2.35%
 2.  Jarvis PLC (United Kingdom; JRVS)                      1.21%
 3.  Neptune Orient Lines Limited (Singapore; NOL)          1.18%
 4.  Autogrill SPA (Italy; AG)                              1.12%
 5.  LGP Telecom Holding AB 144A (Sweden; LGP)              1.12%
 6.  SFI Group PLC (United Kingdom; SUF)                    1.06%
 7.  Hartwall Oyj ABP (Finland; HAR.A)                      1.04%
 8.  Thai Farmers Bank PCL (Thailand; TFB.F)                1.00%
 9.  EasyJet PLC (United Kingdom; EZJ)                      0.96%
10.  Signet Group PLC (United Kingdom; SIG)                 0.92%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

tools. Our analysis indicates that companies such as Speedy Hire will benefit from European countries' (including the U.K.'s) upgrades to their creaking infrastructure. For example, it is estimated that the U.K. will spend about (pound)4 billion (approximately $6 billion) per annum on infrastructure projects.

     The change in the investment environment that took place in September resulted in one that was more favorable to the Fund's growth emphasis. In the fourth quarter, the Fund outperformed its Lipper category average's return as a more growth-oriented bias reigned. To capitalize on this

[CHART]

GROWTH OF $10,000 INVESTMENT

                   DREYFUS
                   FOUNDERS
                   PASSPORT      MSCI WORLD
                 FUND-CLASS F  EX U.S. INDEX
11/16/1993         10,000.00
11/30/1993         10,010.00     10,000.00
12/31/1993         10,530.00     10,715.82
01/31/1994         10,830.00     11,606.04
02/28/1994         10,610.00     11,553.24
03/31/1994          9,900.00     11,055.90
04/29/1994          9,980.00     11,503.12
05/31/1994          9,880.00     11,442.62
06/30/1994          9,680.00     11,574.30
07/29/1994          9,920.00     11,701.37
08/31/1994         10,080.00     11,993.23
09/30/1994          9,980.00     11,643.05
10/31/1994          9,990.00     12,009.46
11/30/1994          9,480.00     11,425.73
12/31/1994          9,439.22     11,503.07
01/31/1995          9,068.46     11,048.98
02/28/1995          9,178.69     11,041.23
03/31/1995          9,589.52     11,722.02
04/28/1995          9,950.26     12,154.29
05/31/1995         10,431.24     12,032.30
06/30/1995         10,591.56     11,836.81
07/31/1995         11,393.19     12,553.48
08/31/1995         11,182.77     12,092.40
09/29/1995         11,513.44     12,317.52
10/31/1995         11,713.85     11,994.84
11/30/1995         11,623.66     12,332.83
12/31/1995         11,741.09     12,815.29
01/31/1996         11,901.92     12,890.39
02/29/1996         12,505.06     12,927.87
03/29/1996         12,866.94     13,201.56
04/30/1996         13,319.30     13,591.45
05/31/1996         13,640.97     13,359.28
06/28/1996         13,671.13     13,417.19
07/31/1996         13,088.09     13,024.32
08/30/1996         13,258.98     13,073.70
09/30/1996         13,379.61     13,427.79
10/31/1996         13,691.23     13,338.09
11/29/1996         13,972.70     13,887.99
12/31/1996         14,094.72     13,695.34
01/31/1997         14,307.51     13,268.50
02/28/1997         14,652.03     13,469.56
03/31/1997         14,621.63     13,483.13
04/30/1997         14,256.85     13,565.89
05/30/1997         14,976.28     14,460.36
06/30/1997         15,219.47     15,232.54
07/31/1997         15,158.67     15,512.39
08/29/1997         14,479.77     14,369.87
09/30/1997         15,118.14     15,176.43
10/31/1997         14,439.24     14,031.54
11/28/1997         14,510.17     13,874.55
12/31/1997         14,331.14     14,006.58
01/30/1998         14,698.87     14,603.57
02/27/1998         15,486.88     15,554.51
03/31/1998         16,379.95     16,065.35
04/30/1998         16,831.73     16,190.10
05/29/1998         17,546.19     16,105.87
06/30/1998         17,619.74     16,191.39
07/31/1998         17,682.78     16,297.22
08/31/1998         15,119.14     14,215.87
09/30/1998         14,215.57     13,809.84
10/30/1998         14,835.46     15,247.63
11/30/1998         15,476.37     16,020.12
12/31/1998         16,122.16     16,634.77
01/29/1999         16,651.29     16,637.96
02/26/1999         15,873.80     16,219.35
03/31/1999         16,694.48     16,895.99
04/30/1999         17,504.37     17,620.49
05/28/1999         16,867.26     16,730.38
06/30/1999         17,623.15     17,384.44
07/30/1999         18,325.05     17,884.85
08/31/1999         18,227.87     17,935.68
09/30/1999         18,843.38     18,129.34
10/29/1999         19,707.26     18,829.77
11/30/1999         25,117.31     19,488.24
12/31/1999         30,218.76     21,280.16
01/31/2000         32,076.96     19,987.19
02/29/2000         40,933.04     20,553.79
03/31/2000         34,936.73     21,397.38
04/28/2000         28,413.28     20,287.48
05/31/2000         25,500.78     19,795.91
06/30/2000         27,161.30     20,651.50
07/31/2000         26,080.65     19,862.08
08/31/2000         27,872.95     20,121.49
09/29/2000         26,199.26     19,079.05
10/31/2000         23,708.48     18,559.01
11/30/2000         20,993.67     17,811.21
12/29/2000         21,259.25     18,434.79
01/31/2001         21,124.22     18,468.72
02/28/2001         19,638.93     17,006.06
03/30/2001         17,208.44     15,852.97
04/30/2001         17,883.58     16,955.90
05/31/2001         17,448.49     16,397.75
06/29/2001         16,563.31     15,729.04
07/31/2001         15,243.05     15,452.82
08/31/2001         14,897.98     15,040.15
09/28/2001         12,827.57     13,522.24
10/31/2001         13,412.68     13,853.44
11/30/2001         14,627.93     14,397.94
12/31/2001         14,507.90     14,490.28

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2001. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

situation, we sold many of the Fund's more defensive stocks and invested in economically sensitive companies and markets to try to exploit some of the panic selling that was occurring. One name we held during the post-September 11 market volatility was China Southern Airlines Company, which provides commercial airline services throughout China, Southeast Asia and other parts of the world. Though we have since liquidated China Southern Airlines Company, it did boost the Fund's return in the fourth quarter, as investors saw ways to play the demand for domestic air travel in China--demand that was seen as insulated from consumer concern over the World Trade Center and Pentagon attacks.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                   INCEPTION       1           5      10          SINCE
                                      DATE        YEAR       YEARS   YEARS      INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99    (35.68%)      --       --        (32.71%)
        Without sales charge        12/31/99    (31.74%)      --       --        (30.68%)

CLASS B SHARES
        With redemption*            12/31/99    (34.95%)      --       --        (32.37%)
        Without redemption          12/31/99    (32.24%)      --       --        (31.15%)

CLASS C SHARES
        With redemption**           12/31/99    (32.97%)      --       --        (31.22%)
        Without redemption          12/31/99    (32.29%)      --       --        (31.22%)

CLASS F SHARES                      11/16/93    (31.76%)     0.59%     --          4.70%

CLASS R SHARES                      12/31/99    (32.77%)      --       --        (31.12%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99    (35.85%)      --       --        (32.88%)
        Without sales charge        12/31/99    (32.82%)      --       --        (31.32%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Another example, and a company we continue to hold, is NEW LOOK GROUP PLC. This retailer of womenswear sells branded clothing and accessories through 480 stores in the U.K. The company's product line ranges from jackets to lingerie, footwear to mobile phone accessories. New Look has restructured, and we like the both the company fundamentals and the broader prospects for U.K. consumer strength.

WHAT IS YOUR OUTLOOK FOR 2002?

We are positive but cautious on international equity markets as we look at economic indicators around the world. For instance, Korean airline load factors have improved, indicating that global economies are on the rebound. What's driving this rebound is a sharp improvement in the prices of one of Korea's main exports: DRAM, or dynamic random access memory chips (DRAMs are the most common kind of random access memory for personal computers and workstations).

PORTFOLIO COMPOSITION

[CHART]

United Kingdom                       26.07%
Canada                                7.72%
South Korea                           7.52%
Sweden                                5.41%
Austrailia                            4.59%
Hong Kong                             4.49%
France                                4.45%
Italy                                 4.43%
Taiwan                                3.91%
Other Countries                      31.41%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Globally, much of the excess inventory that was generated as the U.S. economy slowed has now been worked through, from cars to computers. And we've seen headline-grabbing bankruptcies from Enron Corporation, Polaroid Corporation, Bethlehem Steel Corporation (not Fund holdings), and so on. Bankruptcies would appear to be an economic negative but can actually be a positive, as bad news and unsustainable business practices get aired and extinguished, making room for more hearty competitors.

WHAT DOES THIS OUTLOOK MEAN IN TERMS OF THE FUND'S INVESTMENT STRATEGY FOR 2002?

Within the market caps targeted by the Fund, we feel valuations have become more attractive. We will be examining the rate of change in economic trends and will be focusing on companies that can demonstrate expanding margins. We feel 2002 is not likely to be a year for exciting top-line, or sales, growth. Rather, we expect the strong players in 2002 to be those that can expand their margins and cut costs to deliver bottom-line, or profit, growth.

     We are cautiously optimistic about the prospects for global emerging markets in 2002, particularly those in emerging Asia and Singapore. With interest rate differentials between Asia and the U.S. still high, central banks have many policy options available in their efforts to keep liquidity at high levels. We think this, coupled with historically low share price valuations and rebounding global economies, may provide a positive investment climate for these markets.


/s/ Tracy P. Stouffer

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-101.2%
AEROSPACE/DEFENSE-0.6%
      166,200  BBA Group PLC (UK)................................       $       684,518
                                                                        ---------------
AIR FREIGHT-0.3%
       74,575  Business Post Group PLC (UK)......................               367,027
                                                                        ---------------
AIRLINES-3.1%
      147,330  Asiana Airlines (KR)*.............................               330,870
      169,700  EasyJet PLC (UK)*.................................             1,166,467
    2,315,000  EVA Airways Corporation (TW)......................               595,436
       15,300  Grupo Aeroportuario del Sureste SA de CV Sponsored
               ADR (MX)*.........................................               235,600
      570,675  Iberia Lineas Aereas de Espana SA (SP)............               558,917
       62,325  Koninklijke Luchtvaart Maatschappij NV (NE).......               718,069
       29,300  SAS AB (SW)*......................................               189,919
                                                                        ---------------
                                                                              3,795,278
                                                                        ---------------
AUTO PARTS & EQUIPMENT-1.8%
       51,500  Brembo SPA (IT)...................................               408,550
       64,875  Continental AG (GE)...............................               852,002
       21,350  Nokian Renkaat Oyj (FI)...........................               667,037
      130,400  Pacifica Group Limited (AU).......................               219,583
                                                                        ---------------
                                                                              2,147,172
                                                                        ---------------
AUTOMOBILES-0.5%
      172,000  Perusahaan Otomobil Nasional Berhad (MA)..........               364,339
    1,339,000  PT Astra International Tbk (ID)*..................               251,042
                                                                        ---------------
                                                                                615,381
                                                                        ---------------
BANKS (MONEY CENTER)-2.8%
      183,225  Anglo Irish Bank Corporation PLC (IE).............               699,707
    4,339,925  National Finance Public Company Limited (TH)*.....               927,231
    2,280,000  PT Bank Central Asia Tbk (ID).....................               323,345
    2,909,275  Thai Farmers Bank Public Company Limited (TH)*....             1,223,415
      471,000  United World Chinese Commercial Bank (TW).........               284,007
                                                                        ---------------
                                                                              3,457,705
                                                                        ---------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.2%
       62,325  Hartwall Oyj ABP (FI).............................       $     1,270,786
       14,450  Vincor International, Inc. 144A (CA)*+............               216,780
                                                                        ---------------
                                                                              1,487,566
                                                                        ---------------
BEVERAGES (NON-ALCOHOLIC)-0.6%
       42,900  Cott Corporation (CA)*............................               685,284
                                                                        ---------------
BIOTECHNOLOGY-1.6%
      139,275  Acambis PLC (UK)*.................................               709,429
        1,575  Berna Biotech AG (SZ)*............................               813,899
       25,175  deCODE Genetics, Inc. ADR (IC)*...................               246,695
        4,700  Generex Biotechnology Corporation ADR (CA)*.......                30,765
       87,025  Pharmagene PLC (UK)*..............................               119,669
       24,200  Xenova Group PLC (UK)*............................                26,571
                                                                        ---------------
                                                                              1,947,028
                                                                        ---------------
BROADCASTING (TV, RADIO & CABLE)-0.9%
      259,450  Austereo Group Limited (AU).......................               297,466
      653,800  Telewest Communications PLC (UK)*.................               589,932
       27,425  TV Azteca SA de CV Sponsored ADR (MX).............               186,196
                                                                        ---------------
                                                                              1,073,594
                                                                        ---------------
CHEMICALS-0.2%
       14,900  LG Chemical Limited (KR)*.........................               246,706
                                                                        ---------------
CHEMICALS (DIVERSIFIED)-0.2%
      356,000  Kingboard Chemical Holdings Limited (HK)..........               228,247
                                                                        ---------------
CHEMICALS (SPECIALTY)-0.0%
       32,650  Wattyl Limited (AU)...............................                36,247
                                                                        ---------------
COMMUNICATION EQUIPMENT-3.7%
       20,962  ADVA AG Optical Networking (GE)*..................                87,703
       16,950  Ericsson SPA (IT).................................               411,543
       23,650  Filtronic PLC (UK)................................               125,785
    3,716,000  Global Tech (Holdings) Limited (HK)...............               300,199
        4,660  Handan BroadinfoCom Limited (KR)*.................               324,246
      183,950  LGP Telecom Holding AB 144A (SW)+.................             1,359,039
      307,425  Marconi PLC (UK)..................................               186,780
    1,552,000  PowerLan Limited (AU)*............................               369,390
      395,475  Spirent PLC (UK)..................................               909,383
      194,575  TTP Communications PLC (UK)*......................               373,781
                                                                        ---------------
                                                                              4,447,849
                                                                        ---------------
COMPUTERS (HARDWARE)-0.4%
      287,000  Epox International, Inc. (TW).....................               208,320
        8,575  Gericom AG (AT)...................................               234,378
                                                                        ---------------
                                                                                442,698
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-0.8%
      445,325  BATM Advanced Communications Limited (IS)*........       $       291,635
            4  Cybird Company Limited (JA)*......................                19,513
           17  Planex Communications, Inc. (JA)..................                90,778
       76,700  PT Multimedia-Servicos de Telecomunicacoes e
               Multimedia SGPS SA 144A (PT)*+....................               532,686
                                                                        ---------------
                                                                                934,612
                                                                        ---------------
COMPUTERS (PERIPHERALS)-1.0%
       21,375  Logitech International SA (SZ)*...................               782,086
       11,200  Opticom ASA (NW)*.................................               459,503
                                                                        ---------------
                                                                              1,241,589
                                                                        ---------------
COMPUTERS (SOFTWARE & SERVICES)-6.6%
       11,700  AIT Group PLC (UK)................................               140,249
        5,100  Alpha Systems, Inc. (JA)..........................               224,511
      232,975  Anite Group PLC (UK)*.............................               581,485
       27,172  Articon Integralis AG (GE)*.......................               215,304
       17,800  AsiaInfo Holdings, Inc. ADR (CN)*.................               310,056
       71,700  ATI Technologies, Inc. (CA)*......................               902,799
       13,000  Axis Communications AB (SW)*......................                30,963
       40,900  Ceyoniq AG (GE)*..................................               205,736
      137,975  Cognicase, Inc. (CA)*.............................               881,609
       86,850  Delta Singular SA (GR)............................               309,302
       66,300  Descartes Systems Group, Inc. (CA)*...............               491,737
       15,075  Devoteam (FR)*....................................               213,669
      271,725  Frontec AB (SW)*..................................               297,876
       98,025  Geac Computer Corporation Limited (CA)*...........               453,168
       11,200  InfoVista SA (FR)*................................                37,875
      434,125  Intec Telecom Systems PLC (UK)*...................               483,324
       21,925  NDS Group PLC Sponsored ADR (UK)*.................               439,576
       70,225  Net2S (FR)*.......................................               302,615
       15,375  OpenTV Corporation*...............................               125,748
    1,666,600  Orchestream Holdings PLC (UK)*....................               525,113
       39,600  Parsytec AG (GE)*.................................               221,763
        2,200  ServiceWare Corporation (JA)......................                52,017
      218,100  Stonesoft Oyj (FI)*...............................               401,963
       33,325  SurfControl PLC (UK)*.............................               241,515
                                                                        ---------------
                                                                              8,089,973
                                                                        ---------------
CONSUMER FINANCE-0.1%
       15,550  Sixt AG (GE)......................................               164,743
                                                                        ---------------
ELECTRIC COMPANIES-0.3%
       44,125  Red Electrica de Espana (SP)......................               410,546
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.7%
      221,825  Chloride Group PLC (UK)...........................       $       225,970
        1,975  Kone Corporation Class B (FI).....................               145,938
       22,975  Onex Corporation (CA).............................               323,095
      675,000  Picvue Electronics Limited (TW)...................               339,506
    1,667,000  QPL International Holdings Limited (HK)*..........               598,551
    3,974,000  TCL International Holdings Limited (HK)...........               662,492
      150,000  Topco Scientific Company Limited (TW).............               668,743
      328,075  Vision Systems Limited (AU).......................               319,054
                                                                        ---------------
                                                                              3,283,349
                                                                        ---------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.9%
      651,000  Digital China Holdings Limited (HK)*..............               283,826
       12,140  Korea Electronic Banking Technology Company
               Limited (KR)*.....................................               335,482
      187,850  Laird Group PLC (UK)..............................               436,046
                                                                        ---------------
                                                                              1,055,354
                                                                        ---------------
ELECTRONICS (INSTRUMENTATION)-0.7%
       49,000  Spectris PLC (UK).................................               340,149
       20,775  Techem AG 144A (GE)*+.............................               448,554
                                                                        ---------------
                                                                                788,703
                                                                        ---------------
ELECTRONICS (SEMICONDUCTORS)-4.9%
      227,500  IQE PLC (UK)*.....................................               590,169
      265,000  Malaysian Pacific Industries Berhad (MA)..........             1,094,820
        2,200  MegaChips Corporation (JA)........................                67,461
       15,875  MOSAID Technologies, Inc. (CA)*...................               131,750
      137,000  Realtek Semiconductor Corporation (TW)............               669,514
       35,691  Silicon-On-Insulator Technologies (FR)*...........               707,063
      300,000  SmartASIC Technology, Inc. (TW)*..................               337,791
      556,375  SwitchCore AB (SW)*...............................               668,286
           48  UMC Japan (JA)*...................................               439,473
      284,000  Weltrend Semiconductor, Inc. (TW).................               434,218
       77,950  Zarlink Semiconductor, Inc. ADR (CA)*.............               876,918
                                                                        ---------------
                                                                              6,017,463
                                                                        ---------------
ENGINEERING & CONSTRUCTION-2.7%
       22,450  Abengoa SA (SP)...................................               138,106
      615,000  Impregilo SPA (IT)*...............................               317,583
      185,400  Jarvis PLC (UK)...................................             1,470,552
       71,800  Michaniki SA (GR).................................               152,132
       42,500  Peab AB (SW)......................................               150,294
       20,675  Semcon AB (SW)....................................                77,834
       96,275  Speedy Hire PLC (UK)..............................               408,003
       17,300  Tae Young Corporation (KR)........................               520,231
                                                                        ---------------
                                                                              3,234,735
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

ENTERTAINMENT-3.0%
      367,150  Argonaut Games PLC (UK)*..........................       $       336,619
      103,300  Cinram International, Inc. (CA)...................               297,656
      541,625  HIT Entertainment PLC 144A (UK)+..................             2,865,366
       50,625  Village Roadshow Limited (AU).....................                48,957
      183,025  Warthog PLC (UK)*.................................               118,516
                                                                        ---------------
                                                                              3,667,114
                                                                        ---------------
EQUIPMENT (SEMICONDUCTORS)-0.9%
        3,795  ESEC Holding AG (SZ)..............................               468,555
        6,850  SEZ Holding AG (SZ)...............................               325,090
       64,520  Wooyoung Company Limited (KR)*....................               342,351
                                                                        ---------------
                                                                              1,135,996
                                                                        ---------------
FINANCIAL (DIVERSIFIED)-1.9%
      252,761  Egg PLC (UK)*.....................................               573,852
       25,000  Hysan Development Company Limited (HK)............                25,147
       39,575  Intermediate Capital Group PLC (UK)...............               421,879
      127,400  Kiatnakin Finance Public Company Limited (TH).....                66,229
      114,175  Paragon Group Companies PLC (UK)..................               443,652
    2,090,000  Sino Land Company Limited (HK)....................               830,845
                                                                        ---------------
                                                                              2,361,604
                                                                        ---------------
FOODS-2.2%
       11,875  Cereol (FR)*......................................               300,794
       18,030  Cheil Jedang Corporation (KR).....................               679,451
       79,175  Cranswick PLC (UK)................................               970,222
       45,300  Pulmuone Company Limited (KR).....................               731,126
                                                                        ---------------
                                                                              2,681,593
                                                                        ---------------
FOOTWEAR-0.7%
       18,300  Puma AG Rudolf Dassler Sport 144A (GE)+...........               553,982
      143,000  Yue Yuen Industrial (Holdings) Limited (HK).......               268,636
                                                                        ---------------
                                                                                822,618
                                                                        ---------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-1.9%
      938,825  Arena Leisure PLC (UK)*...........................               542,424
       10,925  Intralot SA (GR)..................................               157,761
        2,724  Kangwon Land, Inc. (KR)*..........................               274,765
      220,675  Power Leisure PLC (IE)............................               785,930
      203,225  Sportingbet PLC (UK)*.............................               488,004
                                                                        ---------------
                                                                              2,248,884
                                                                        ---------------
HEALTHCARE (DIVERSIFIED)-0.9%
    1,224,325  Pacific Dunlop Limited (AU).......................               645,483
       35,600  PhotoCure ASA (NW)*...............................               476,271
                                                                        ---------------
                                                                              1,121,754
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.1%
       39,600  A.L.I. Technologies, Inc. (CA)*...................       $       471,320
       38,050  Biotrace International PLC (UK)*..................                76,257
       78,000  Elekta AB Class B (SW)*...........................               632,029
       39,400  Given Imaging Limited ADR (IS)*...................               703,664
      215,625  Weston Medical Group PLC (UK)*....................               646,447
                                                                        ---------------
                                                                              2,529,717
                                                                        ---------------
HEALTHCARE (SPECIALIZED SERVICES)-0.2%
       85,675  Patientline PLC (UK)*.............................               283,028
                                                                        ---------------
HOMEBUILDING-1.7%
       56,625  Berkeley Group PLC (UK)...........................               580,833
      249,925  Land and Houses Public Company Limited (TH)*......               220,352
      815,600  New World China Land Limited (HK)*................               261,461
       53,275  Royal Group Technologies Limited (CA)*............               980,510
                                                                        ---------------
                                                                              2,043,156
                                                                        ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES-0.4%
       83,750  Merloni Elettrodomestici SPA (IT).................               439,945
                                                                        ---------------
HOUSEWARES-0.5%
      930,000  Test-Rite International Company Limited (TW)......               629,900
                                                                        ---------------
INSURANCE (MULTI-LINE)-1.3%
       32,250  Korean Reinsurance Company Limited (KR)...........               653,082
       27,475  Scor SA (FR)......................................               866,234
                                                                        ---------------
                                                                              1,519,316
                                                                        ---------------
INSURANCE (PROPERTY-CASUALTY)-0.4%
       33,875  Kingsway Financial Services, Inc. (CA)*...........               424,399
                                                                        ---------------
INVESTMENT BANKING & BROKERAGE-1.8%
       16,300  Athens Stock Exchange SA (GR)*....................               114,055
      750,275  Capital Nomura Securities Public Company Limited
               (TH)*.............................................               525,834
       27,600  ICAP PLC (UK).....................................               349,449
       66,640  LG Investment and Securities Company Limited
               (KR)*.............................................               755,927
      677,000  Singapore Exchange Limited (SG)...................               454,613
                                                                        ---------------
                                                                              2,199,878
                                                                        ---------------
INVESTMENT MANAGEMENT-0.7%
      237,000  Hang Lung Development Company Limited (HK)........               209,690
      195,650  Korea Technology Banking Network Corporation
               (KR)..............................................               625,583
                                                                        ---------------
                                                                                835,273
                                                                        ---------------
IRON & STEEL-1.3%
        4,025  Arbed SA (LU).....................................               501,716
       27,000  Dofasco, Inc. (CA)................................               436,553
    1,135,850  OneSteel Limited 144A (AU)+.......................               641,881
                                                                        ---------------
                                                                              1,580,150
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.8%
       12,450  Amer Group Limited (FI)...........................       $       327,019
       24,625  Phenomedia AG (GE)*...............................               249,955
        6,225  Rodriguez Group 144A (FR)+........................               354,732
                                                                        ---------------
                                                                                931,706
                                                                        ---------------
LODGING-HOTELS-2.5%
      104,730  Hotel Shilla Company Limited (KR).................               677,735
       38,400  Intrawest Corporation (CA)........................               661,530
       83,675  Millennium & Copthorne Hotels PLC (UK)............               331,241
      518,000  Shangri-La Asia Limited (HK)......................               405,212
       54,050  Sol Melia SA (SP).................................               410,994
    1,666,000  Star Cruises Limited (HK)*........................               624,750
                                                                        ---------------
                                                                              3,111,462
                                                                        ---------------
MACHINERY (DIVERSIFIED)-1.3%
      750,375  Enodis PLC (UK)...................................             1,038,031
       59,500  JOT Automation Group Oyj (FI).....................                25,430
       23,170  Kleeman Hellas SA (GR)............................               136,573
       11,750  Singulus Technologies AG (GE)*....................               329,557
                                                                        ---------------
                                                                              1,529,591
                                                                        ---------------
MANUFACTURING (DIVERSIFIED)-0.9%
        7,525  CFM Majestic, Inc. (CA)*..........................                62,225
       93,400  DCC PLC (IE)......................................             1,002,110
                                                                        ---------------
                                                                              1,064,335
                                                                        ---------------
MANUFACTURING (SPECIALIZED)-0.7%
    1,124,000  Hyflux Limited (SG)...............................               578,283
      827,175  Orbital Engine Corporation Limited (AU)*..........               232,876
                                                                        ---------------
                                                                                811,159
                                                                        ---------------
OIL & GAS (DRILLING & EQUIPMENT)-0.2%
       22,175  TGS Nopec Geophysical Company ASA (NW)*...........               307,804
                                                                        ---------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.8%
        3,975  Baytex Energy Limited (CA)*.......................                10,882
      666,250  Origin Energy Limited (AU)........................               962,066
                                                                        ---------------
                                                                                972,948
                                                                        ---------------
OIL & GAS (REFINING & MARKETING)-0.4%
       10,275  Motor Oil (Hellas) Corinth Refineries SA (GR)*....                75,386
       28,260  SK Corporation (KR)...............................               321,650
    1,428,000  Wah Sang Gas Holdings Limited 144A (HK)*+.........               128,188
                                                                        ---------------
                                                                                525,224
                                                                        ---------------
PAPER & FOREST PRODUCTS-0.4%
       52,400  Domtar, Inc. (CA).................................               525,543
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

PUBLISHING-3.2%
      181,025  Class Editori SPA (IT)............................       $       572,201
      150,700  Eniro AB (SW).....................................             1,077,486
      704,613  Future Network PLC (UK)*..........................               484,543
      269,517  Impresa Sociedada Gestora de Participacoes SA
               (PT)*.............................................               525,547
      492,100  John Fairfax Holdings Limited (AU)................               968,028
       54,350  Recoletos Grupo de Comunicacion SA (SP)...........               236,641
                                                                        ---------------
                                                                              3,864,446
                                                                        ---------------
PUBLISHING (NEWSPAPERS)-0.3%
       33,175  Schibsted ASA (NW)................................               319,940
                                                                        ---------------
RAILROADS-1.2%
      783,275  Eurotunnel SA (FR)*...............................               788,087
       76,300  Go-Ahead Group PLC (UK)...........................               660,726
                                                                        ---------------
                                                                              1,448,813
                                                                        ---------------
RESTAURANTS-2.8%
      147,200  Autogrill SPA (IT)................................             1,364,395
       34,200  Enterprise Inns PLC (UK)..........................               310,592
       11,400  Kappa Create Company Limited (JA).................               500,153
      409,475  SFI Group PLC (UK)................................             1,293,204
                                                                        ---------------
                                                                              3,468,344
                                                                        ---------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
      546,200  Electronics Boutique PLC (UK).....................             1,089,061
        3,450  IPC Archtec AG (GE)*..............................               108,590
                                                                        ---------------
                                                                              1,197,651
                                                                        ---------------
RETAIL (DEPARTMENT STORES)-0.0%
        1,400  Stockmann AB Class B (FI).........................                16,704
                                                                        ---------------
RETAIL (DRUG STORES)-0.2%
        6,000  Sugi Pharmacy Company Limited (JA)................               274,683
                                                                        ---------------
RETAIL (FOOD CHAINS)-0.7%
       46,500  Distribucion y Servicio D&S SA ADR (CH)...........               609,150
       32,826  Jeronimo Martins SGPS SA (PT)*....................               270,359
                                                                        ---------------
                                                                                879,509
                                                                        ---------------
RETAIL (GENERAL MERCHANDISE)-0.3%
       12,270  CJ39 Shopping Corporation (KR)....................               335,825
                                                                        ---------------
RETAIL (SPECIALTY-APPAREL)-0.7%
       10,875  AB Lindex (SW)....................................               176,244
      280,350  New Look Group PLC (UK)...........................               669,968
                                                                        ---------------
                                                                                846,212
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

RETAIL (SPECIALTY)-3.4%
       78,250  Clas Ohlson AB (SW)...............................       $     1,092,846
      101,600  DFS Furniture Company PLC (UK)....................               662,226
      333,090  Hansol CSN Company Limited (KR)*..................               537,610
       78,175  Jumbo SA (GR).....................................               254,760
          900  Leon's Furniture Limited (CA).....................                12,967
      174,050  Organizacion Soriana SA de CV (MX)*...............               465,095
      803,075  Signet Group PLC (UK).............................             1,116,194
                                                                        ---------------
                                                                              4,141,698
                                                                        ---------------
SERVICES (ADVERTISING/MARKETING)-2.9%
      434,425  Aegis Group PLC (UK)..............................               588,001
        5,650  Cario Communications SPA (IT)*....................               140,106
      480,000  Clear Media Limited 144A (HK)*+...................               350,864
      438,825  Incepta Group PLC (UK)............................               301,768
       40,520  LG Ad, Inc. (KR)..................................               462,733
      112,500  Promotora de Informaciones SA 144A (SP)+..........             1,051,776
    1,096,000  Roadshow Holdings Limited (HK)*...................               288,129
      179,775  Singleton Group Limited (AU)......................               373,335
                                                                        ---------------
                                                                              3,556,712
                                                                        ---------------
SERVICES (COMMERCIAL & CONSUMER)-8.4%
       27,950  A Novo (FR).......................................               438,002
      271,025  Airtours PLC (UK).................................               986,119
      114,725  Amey PLC (UK).....................................               620,877
      145,850  Avis Europe PLC 144A (UK)+........................               345,998
       69,380  C&C Enterprise Company Limited (KR)*..............               612,720
       94,200  Chubb PLC (UK)....................................               235,808
       17,000  Data Services SPA (IT)*...........................               761,375
       32,250  Easynet Group PLC (UK)*...........................               120,157
       14,725  Eurofins Scientific (FR)*.........................               214,365
      156,225  First Choice Holidays PLC (UK)....................               286,985
      219,100  Getronics NV (NE).................................               710,110
        7,775  GfK AG 144A (GE)+.................................               133,956
    1,098,550  lastminute.com PLC (UK)*..........................               463,658
      700,225  Merkantildata ASA (NW)*...........................               827,532
      205,975  Mosaic Group, Inc. (CA)*..........................               522,583
       98,000  Observer AB (SW)..................................               644,632
       16,950  Penauille Polyservices (FR).......................               596,140
       33,225  Scipher PLC (UK)*.................................                72,170
      613,000  Taiwan Secom (TW).................................               593,904
      288,275  TBI PLC (UK)......................................               241,243
       53,050  Teleplan International NV (NE)*...................               798,277
                                                                        ---------------
                                                                             10,226,611
                                                                        ---------------
SERVICES (DATA PROCESSING)-0.7%
       35,000  Trans Cosmos, Inc. (JA)...........................               910,652
                                                                        ---------------
SERVICES (EMPLOYMENT)-1.3%
           49  Pasona, Inc. (JP)*................................               665,497
       79,225  Vedior NV 144A (NE)+..............................               950,192
                                                                        ---------------
                                                                              1,615,689
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

SHIPPING-2.3%
       89,575  Frontline Limited 144A (NW)*+.....................       $       928,776
      206,840  Hyundai Merchant Marine (KR)*.....................               392,106
    2,744,000  Neptune Orient Lines Limited (SG)*................             1,441,473
                                                                        ---------------
                                                                              2,762,355
                                                                        ---------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
       16,100  Wavecom SA (FR)*..................................               604,951
                                                                        ---------------
TELECOMMUNICATIONS (LONG DISTANCE)-1.0%
      196,175  Crosswave Communications, Inc. ADR (JA)*..........               217,754
       81,550  Elisa Communications Oyj (FI).....................               988,243
                                                                        ---------------
                                                                              1,205,997
                                                                        ---------------
TELEPHONE-0.4%
    1,591,500  TelecomAsia Corporation Public Company Limited
               (TH)*.............................................               367,020
      109,600  Utfors AB (SW)*...................................               156,725
                                                                        ---------------
                                                                                523,745
                                                                        ---------------
TEXTILES (APPAREL)-1.4%
       44,563  Billabong International Limited 144A (AU)+........               191,154
       17,600  Folli-Follie (GR).................................               309,344
      240,825  Globe International Limited (AU)*.................               289,690
      122,000  Marzotto SPA (IT).................................               979,824
                                                                        ---------------
                                                                              1,770,012
                                                                        ---------------
TOBACCO-0.0%
        4,760  Papastratos Cigarettes Company (GR)...............                61,879
                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$123,983,745)..............................................           123,219,892
                                                                        ---------------
RIGHTS-0.0%
       83,700  Utfors AB Rights (SW)*............................                29,922
                                                                        ---------------
TOTAL RIGHTS
(COST-$0)........................................................                29,922
                                                                        ---------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.4%
SPECIAL PURPOSE (ASSET BACKED)-3.4%
$   4,100,000  Corporate Asset Funding Company 1.75% 1/02/02.....       $     4,099,801
                                                                        ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$4,099,801)......................................             4,099,801
                                                                        ---------------
TOTAL INVESTMENTS-104.6%
(COST-$128,083,546)..............................................           127,349,615
OTHER ASSETS AND LIABILITIES-(4.6%)..............................            (5,539,231)
                                                                        ---------------
NET ASSETS-100.0%................................................       $   121,810,384
                                                                        ===============

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................    $ 128,083,546
                                                      -------------
Investment securities, at market..................      127,349,615
Cash..............................................          373,548
Foreign currency (cost $509,691)..................          501,054
Receivables:
  Investment securities sold......................        3,085,914
  Capital shares sold.............................           80,240
  Dividends.......................................           79,054
  From adviser....................................            5,670
  From transfer agent.............................           59,880
Other assets......................................           58,656
                                                      -------------
    Total Assets..................................      131,593,631
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................        6,870,097
  Capital shares redeemed.........................        2,655,541
  Advisory fees...................................          108,029
  Shareholder servicing fees......................           17,562
  Accounting fees.................................            2,841
  Distribution fees...............................           45,302
  To transfer agent...............................           31,482
  Other...........................................           52,393
                                                      -------------
    Total Liabilities.............................        9,783,247
                                                      -------------
Net Assets........................................    $ 121,810,384
                                                      =============

Net Assets--Class A...............................    $  14,033,035
Shares Outstanding--Class A.......................        1,449,057
Net Asset Value, Redemption Price Per Share.......    $        9.68
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $       10.27

Net Assets--Class B...............................    $  19,660,896
Shares Outstanding--Class B.......................        2,060,197
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        9.54

Net Assets--Class C...............................    $   8,928,199
Shares Outstanding--Class C.......................          937,432
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        9.52

Net Assets--Class F...............................    $  78,574,114
Shares Outstanding--Class F.......................        8,123,839
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        9.67

Net Assets--Class R...............................    $      75,721
Shares Outstanding--Class R.......................            7,919
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        9.56

Net Assets--Class T...............................    $     538,419
Shares Outstanding--Class T.......................           56,650
Net Asset Value, Redemption Price Per Share.......    $        9.50
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        9.95

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................    $      3,108,844
  Interest........................................             156,113
  Foreign taxes withheld..........................            (360,181)
                                                      ----------------
    Total Investment Income.......................           2,904,776
                                                      ----------------
Expenses:
  Advisory fees--Note 2...........................           1,808,758
  Shareholder servicing fees--Note 2..............             256,700
  Accounting fees--Note 2.........................              46,234
  Distribution fees--Note 2.......................             587,961
  Transfer agency fees--Note 2....................             269,819
  Registration fees--Note 2.......................              49,495
  Postage and mailing expenses....................              38,981
  Custodian fees and expenses--Note 2.............             567,285
  Printing expenses...............................              37,404
  Legal and audit fees............................              27,648
  Directors' fees and expenses....................              21,650
  Line of Credit expenses.........................              24,719
  Other expenses..................................              43,481
                                                      ----------------
    Total Expenses................................           3,780,135
    Earnings Credits..............................             (29,793)
    Reimbursed Expenses...........................              (5,670)
    Expense Offset to Broker Commissions..........              (5,322)
                                                      ----------------
    Net Expenses..................................           3,739,350
                                                      ----------------
  Net Investment (Loss)...........................            (834,574)
                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....         (71,375,941)
Net Realized (Loss) from Foreign Currency
Transactions......................................            (790,060)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................          (6,365,780)
                                                      ----------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................         (78,531,781)
                                                      ----------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $    (79,366,355)
                                                      ================
Purchases of long-term securities.................    $  1,243,362,803
Proceeds from sales of long-term securities.......    $  1,323,123,076

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR               YEAR
                                                ENDED             ENDED
                                              12/31/01           12/31/00
                                            -------------    ----------------
OPERATIONS
Net Investment (Loss)...................    $   (834,574)    $    (3,785,976)
Net Realized (Loss) from Security
  Transactions..........................     (71,375,941)       (117,091,627)
Net Realized (Loss) from Foreign
  Currency Transactions.................        (790,060)           (275,400)
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................      (6,365,780)        (53,858,079)
                                            ------------     ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (79,366,355)       (175,011,082)
                                            ------------     ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0          (4,684,709)
  Class B...............................               0          (4,598,497)
  Class C...............................               0          (2,321,077)
  Class F...............................               0         (23,758,606)
  Class R...............................               0             (31,636)
  Class T...............................               0            (110,544)
                                            ------------     ---------------
Net (Decrease) from Dividends and
  Distributions.........................               0         (35,505,069)
                                            ------------     ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                YEAR               YEAR
                                                ENDED             ENDED
                                              12/31/01           12/31/00
                                            -------------    ----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................    $  85,010,060    $   314,583,220
  Class B...............................        3,545,519         77,900,401
  Class C...............................        5,455,210         40,898,225
  Class F...............................      134,494,356        595,575,464
  Class R...............................          805,807            664,868
  Class T...............................        1,031,539          2,291,610
Reinvested dividends and distributions
  Class A...............................                0          2,660,126
  Class B...............................                0          3,615,612
  Class C...............................                0          1,681,312
  Class F...............................                0         23,175,734
  Class R...............................                0             30,913
  Class T...............................                0            105,828
                                            -------------    ---------------
                                              230,342,491      1,063,183,313
Cost of Shares Redeemed
  Class A...............................      (97,617,825)      (251,376,860)
  Class B...............................       (7,604,692)       (13,802,203)
  Class C...............................       (9,045,951)        (9,202,266)
  Class F...............................     (185,615,837)      (566,353,430)
  Class R...............................         (610,592)          (237,139)
  Class T...............................       (1,094,493)          (713,182)
                                            -------------    ---------------
                                             (301,589,390)      (841,685,080)
                                            -------------    ---------------
Net Increase (Decrease) from Capital
  Share Transactions....................      (71,246,899)       221,498,233
                                            -------------    ---------------
Net Increase (Decrease) in Net Assets...     (150,613,254)        10,982,082
NET ASSETS
  Beginning of year.....................    $ 272,423,638    $   261,441,556
                                            -------------    ---------------
  End of year...........................    $ 121,810,384    $   272,423,638
                                            =============    ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in
  surplus)..............................    $ 312,423,674    $   384,871,667
Accumulated undistributed net investment
  (loss)................................         (303,270)            (6,914)
Accumulated undistributed net realized
  (loss) from security transactions.....     (189,569,049)      (118,065,924)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................         (740,971)         5,624,809
                                            -------------    ---------------
Total...................................    $ 121,810,384    $   272,423,638
                                            =============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS A SHARES
Net Asset Value, beginning of year......    $    14.18     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.14)         (0.13)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.36)         (6.65)
                                            ----------     ----------
        Total from investment
          operations....................         (4.50)         (6.78)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.68     $    14.18
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (31.74%)       (29.61%)
    Net assets, end of period (000s)....    $   14,033     $   36,353
    Net expenses to average net
      assets#...........................          1.87%          1.59%
    Gross expenses to average net
      assets#...........................          1.88%          1.61%
    Net investment (loss) to average net
      assets............................         (0.26%)        (0.80%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS B SHARES
Net Asset Value, beginning of year......    $    14.08     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.18)         (0.23)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.36)         (6.65)
                                            ----------     ----------
        Total from investment
          operations....................         (4.54)         (6.88)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.54     $    14.08
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.24%)       (30.05%)
    Net assets, end of period (000s)....    $   19,661     $   35,000
    Net expenses to average net
      assets#...........................          2.64%          2.35%
    Gross expenses to average net
      assets#...........................          2.66%          2.38%
    Net investment (loss) to average net
      assets............................         (1.06%)        (1.50%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS C SHARES
Net Asset Value, beginning of year......    $    14.06     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.22)         (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.32)         (6.69)
                                            ----------     ----------
        Total from investment
          operations....................         (4.54)         (6.90)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.52     $    14.06
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.29%)       (30.13%)
    Net assets, end of period (000s)....    $    8,928     $   17,925
    Net expenses to average net
      assets#...........................          2.65%          2.35%
    Gross expenses to average net
      assets#...........................          2.67%          2.38%
    Net investment (loss) to average net
      assets............................         (1.08%)        (1.50%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                   YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------
                            2001         2000            1999            1998            1997
                           -------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $ 14.17   $      22.93    $      14.93    $      13.64    $      13.91
Income from investment
  operations:
    Net investment income
      (loss).............    (0.22)         (0.19)          (0.11)           0.00            0.02
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........    (4.28)         (6.60)          12.94            1.68            0.22
                           -------   ------------    ------------    ------------    ------------
        Total from
          investment
          operations.....    (4.50)         (6.79)          12.83            1.68            0.24
Less distributions:
    From net investment
      income.............     0.00           0.00            0.00           (0.01)          (0.03)
    From net realized
      gains..............     0.00          (1.97)          (4.83)          (0.38)          (0.48)
                           -------   ------------    ------------    ------------    ------------
        Total
         distributions...     0.00          (1.97)          (4.83)          (0.39)          (0.51)
    Net Asset Value, end
      of year............  $  9.67   $      14.17    $      22.93    $      14.93    $      13.64
                           =======   ============    ============    ============    ============
Total Return/Ratios
    Total return.........   (31.76%)       (29.65%)         87.44%          12.50%           1.70%
    Net assets, end of
      period (000s)......  $78,574   $    182,036    $    261,437    $    124,572    $    122,646
    Net expenses to
      average net
      assets#............     1.90%          1.59%           1.63%           1.52%           1.53%
    Gross expenses to
      average net
      assets#............     1.92%          1.61%           1.64%           1.54%           1.55%
    Net investment income
      (loss) to average
      net assets.........    (0.30%)        (0.88%)         (0.91%)          0.09%           0.20%
    Portfolio turnover
      rate@..............      704%           535%            330%             34%             51%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS R SHARES
Net Asset Value, beginning of year......    $    14.22     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.17)         (0.09)
    Net (losses) on securities (both
     realized and unrealized)...........         (4.49)         (6.65)
                                            ----------     ----------
       Total from investment
         operations.....................         (4.66)         (6.74)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
       Total distributions..............          0.00          (1.97)
Net Asset Value, end of year............    $     9.56     $    14.22
                                            ==========     ==========
Total Return/Ratios
    Total return........................        (32.77%)       (29.44%)
    Net assets, end of period (000s)....    $       76     $      241
    Net expenses to average net
     assets#............................          1.84%+         1.31%
    Gross expenses to average net
     assets#............................          1.86%+         1.33%
    Net investment (loss) to average net
     assets.............................         (0.08%)+       (0.55%)
    Portfolio turnover rate@............           704%           535%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.76%. The gross expense ratio would have been 2.78%. The net investment (loss) ratio would have been (1.00%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS T SHARES
Net Asset Value, beginning of year......    $    14.14     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.22)         (0.16)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.42)         (6.66)
                                            ----------     ----------
        Total from investment
          operations....................         (4.64)         (6.82)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.50     $    14.14
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.82%)       (29.79%)
    Net assets, end of period (000s)....    $      538     $      869
    Net expenses to average net
      assets#...........................          3.14%          1.84%
    Gross expenses to average net
      assets#...........................          3.16%          1.87%
    Net investment (loss) to average net
      assets............................         (1.60%)        (1.00%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $404,339 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $98,412 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $56,035, 64,833, $31,193, and $1,800, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $194,499, $93,579, $298,083, and $1,800, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,498, $7,584, $7,324, $12,744, $7,171, and $7,174, respectively, for registration fees. During the year ended December 31, 2001, Class R shares were reimbursed $5,670, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $538,218                $662,876             $(1,201,094)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $187,842,797
Post-October Capital Loss Deferral................  $         0
Post-October Currency Loss Deferral...............  $    67,050
Federal Tax Cost..................................  $130,021,322
Unrealized Appreciation...........................  $ 4,745,464
Unrealized (Depreciation).........................  $(7,417,171)
Net (Depreciation)................................  $(2,671,707)
Cumulative Effect of Other Timing Differences.....  $    (8,697)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................    7,835,388   14,444,282
      Shares issued for dividends
        reinvested......................            0      186,938
      Shares redeemed...................   (8,949,882) (12,067,713)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (1,114,494)   2,563,507

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS B
      Shares sold.......................      275,907    2,985,095
      Shares issued for dividends
        reinvested......................            0      255,882
      Shares redeemed...................     (701,640)    (755,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (425,733)   2,485,886
CLASS C
      Shares sold.......................      499,926    1,652,714
      Shares issued for dividends
        reinvested......................            0      119,157
      Shares redeemed...................     (837,777)    (496,632)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (337,851)   1,275,239
CLASS F
      Shares sold.......................   12,306,091   23,802,574
      Shares issued for dividends
        reinvested......................            0    1,630,697
      Shares redeemed...................  (17,033,169) (23,985,930)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (4,727,078)   1,447,341
CLASS R
      Shares sold.......................       57,835       26,127
      Shares issued for dividends
        reinvested......................            0        2,166
      Shares redeemed...................      (66,841)     (11,412)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (9,006)      16,881
CLASS T
      Shares sold.......................       99,814       89,145
      Shares issued for dividends
        reinvested......................            0        7,458
      Shares redeemed...................     (104,598)     (35,213)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (4,784)      61,390

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS PASSPORT FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

(C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-PAS-01

DREYFUS FOUNDERS
PASSPORT FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                                3
Statement of Investments                          10
Statement of Assets and Liabilities               20
Statement of Operations                           22
Statements of Changes in Net Assets               23
Financial Highlights                              25
Notes to Financial Statements                     31
Report of Independent Accountants                 37
Your Board Representatives                        38




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.


           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER
TRACY STOUFFER, CFA

DESCRIBE THE TYPE OF MARKET ENVIRONMENT INTERNATIONAL SMALL-CAP STOCKS FACED IN 2001.

The year had two aspects, with the unfavorable investment environment that began in 2000 persisting until shortly after September 11 and a more favorable atmosphere prevailing for the balance of 2001.

     We began the year mired in negative global events. On the economic front, we faced a synchronized global slowdown. Oil prices rose and rose, and markets struggled against the lingering effects of 2000--namely, worldwide interest rate tightening and the "tech wreck."

     Together these factors created an unfavorable environment for growth equities and for international investments in 2001. We watched as investors took flight to cash, value-oriented stocks reigned, and overseas markets logged one of their worst performances in the last 15 years. Not only was 2001 worse than 2000, it also meant back-to-back years of negative returns.

     Overall, 2001 was an extremely challenging year: no strategy or decision about portfolio positioning was able to shelter the Fund from the flood of negative events in the first eight-and-a-half months, but encouraging developments improved the environment later in the year.

     The investment environment changed abruptly in the fourth quarter. With the U.S. economy officially in a recession, the export economies of the world took action themselves. We saw pro-investment responses at four levels: government, corporate, market, and portfolio. For example, in the

[SIDENOTE]
"IN 2001, WE HAD A RECESSION UNLIKE ANY IN THE PAST 20 YEARS, ONE THAT WAS `MADE IN THE U.S.A.,' AND ONE THAT WAS MAGNIFIED BY POLITICS AND WAR."

fourth quarter, central banks released greater liquidity into the markets and the cumulative effect of the year's 170-plus interest rate cuts throughout the world finally began taking effect. At the corporate level, we saw companies using the post-September 11 environment to disclose most if not all of their bad news, terrorism-related or not. As a result, we believe the earnings disappointments that companies are likely to deliver for 2001 were reflected in stock prices by the fourth quarter of the year. Companies also executed debt-for-equity swaps and refinanced debt. This in turn reassured investment professionals that these companies were not going to go bankrupt, shoring up the markets.

HOW DID THE PASSPORT FUND PERFORM RELATIVE TO ITS BENCHMARK IN 2001, AND WHAT DROVE THIS PERFORMANCE?

For the 12 months ending December 31, 2001, the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -21.40%. The MSCI World ex U.S. Small Cap Index(1) returned -10.63%. (See page 6 for a description of the MSCI World ex U.S. Index.)

--------------------
(1) The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The first three financial quarters of the year were unfavorable to growth-oriented investing.

- The Fund outperformed its benchmark in the fourth quarter but was not able to post positive performance for the 12-month period.

- We are cautiously optimistic about the investment environment for small-cap international growth stocks in 2002.

- Companies that are expected to show profit growth, rather than sales growth, will be sought.

     As mentioned earlier, we were not able to protect the Fund from the steep downdraft in international markets during the first three quarters of 2001. To illustrate the ferocity of the markets, consider the declines in Europe: many stock market indexes there were down -30% or more. On top of those declines, numerous companies in Japan filed for bankruptcy. In short, we had a recession unlike any in the past 20 years, one that was "Made in the U.S.A.," and one that was magnified by politics and war.

     As noted in the Fund's semiannual report, with markets turning down and little on the horizon to indicate when they might improve, investors sought value-oriented investments over the growth stocks of interest to Passport Fund. Thus, the Fund's investment themes--names in China and holdings in companies we had identified as "Underinvestment Beneficiaries"--were not sufficient to boost its returns into positive territory for the year. One holding we initiated in 2001 pursuant to this theme is SPEEDY HIRE PUBLIC LIMITED COMPANY, a support services group based in the U.K. Speedy Hire offers hire services to the U.K. construction industry, operating through some 250 Speedy Hire Centers to provide tools, cabins and survey equipment. After fundamental, bottom-up research, we've learned that construction companies in the U.K. feel they can save on costs and liability by working with support services companies like Speedy Hire, because they can avoid paying for or worrying about the upkeep of their

LARGEST EQUITY HOLDINGS  (country of origin; ticker symbol)

 1.  HIT Entertainment PLC 144A (United Kingdom; HTE)       2.35%
 2.  Jarvis PLC (United Kingdom; JRVS)                      1.21%
 3.  Neptune Orient Lines Limited (Singapore; NOL)          1.18%
 4.  Autogrill SPA (Italy; AG)                              1.12%
 5.  LGP Telecom Holding AB 144A (Sweden; LGP)              1.12%
 6.  SFI Group PLC (United Kingdom; SUF)                    1.06%
 7.  Hartwall Oyj ABP (Finland; HAR.A)                      1.04%
 8.  Thai Farmers Bank PCL (Thailand; TFB.F)                1.00%
 9.  EasyJet PLC (United Kingdom; EZJ)                      0.96%
10.  Signet Group PLC (United Kingdom; SIG)                 0.92%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

tools. Our analysis indicates that companies such as Speedy Hire will benefit from European countries' (including the U.K.'s) upgrades to their creaking infrastructure. For example, it is estimated that the U.K. will spend about (pound)4 billion (approximately $6 billion) per annum on infrastructure projects.

     The change in the investment environment that took place in September resulted in one that was more favorable to the Fund's growth emphasis. In the fourth quarter, the Fund outperformed its Lipper category average's return as a more growth-oriented bias reigned. To capitalize on this

[CHART]

GROWTH OF $10,000 INVESTMENT

                   DREYFUS
                   FOUNDERS
                   PASSPORT      MSCI WORLD
                 FUND-CLASS F  EX U.S. INDEX
11/16/1993         10,000.00
11/30/1993         10,010.00     10,000.00
12/31/1993         10,530.00     10,715.82
01/31/1994         10,830.00     11,606.04
02/28/1994         10,610.00     11,553.24
03/31/1994          9,900.00     11,055.90
04/29/1994          9,980.00     11,503.12
05/31/1994          9,880.00     11,442.62
06/30/1994          9,680.00     11,574.30
07/29/1994          9,920.00     11,701.37
08/31/1994         10,080.00     11,993.23
09/30/1994          9,980.00     11,643.05
10/31/1994          9,990.00     12,009.46
11/30/1994          9,480.00     11,425.73
12/31/1994          9,439.22     11,503.07
01/31/1995          9,068.46     11,048.98
02/28/1995          9,178.69     11,041.23
03/31/1995          9,589.52     11,722.02
04/28/1995          9,950.26     12,154.29
05/31/1995         10,431.24     12,032.30
06/30/1995         10,591.56     11,836.81
07/31/1995         11,393.19     12,553.48
08/31/1995         11,182.77     12,092.40
09/29/1995         11,513.44     12,317.52
10/31/1995         11,713.85     11,994.84
11/30/1995         11,623.66     12,332.83
12/31/1995         11,741.09     12,815.29
01/31/1996         11,901.92     12,890.39
02/29/1996         12,505.06     12,927.87
03/29/1996         12,866.94     13,201.56
04/30/1996         13,319.30     13,591.45
05/31/1996         13,640.97     13,359.28
06/28/1996         13,671.13     13,417.19
07/31/1996         13,088.09     13,024.32
08/30/1996         13,258.98     13,073.70
09/30/1996         13,379.61     13,427.79
10/31/1996         13,691.23     13,338.09
11/29/1996         13,972.70     13,887.99
12/31/1996         14,094.72     13,695.34
01/31/1997         14,307.51     13,268.50
02/28/1997         14,652.03     13,469.56
03/31/1997         14,621.63     13,483.13
04/30/1997         14,256.85     13,565.89
05/30/1997         14,976.28     14,460.36
06/30/1997         15,219.47     15,232.54
07/31/1997         15,158.67     15,512.39
08/29/1997         14,479.77     14,369.87
09/30/1997         15,118.14     15,176.43
10/31/1997         14,439.24     14,031.54
11/28/1997         14,510.17     13,874.55
12/31/1997         14,331.14     14,006.58
01/30/1998         14,698.87     14,603.57
02/27/1998         15,486.88     15,554.51
03/31/1998         16,379.95     16,065.35
04/30/1998         16,831.73     16,190.10
05/29/1998         17,546.19     16,105.87
06/30/1998         17,619.74     16,191.39
07/31/1998         17,682.78     16,297.22
08/31/1998         15,119.14     14,215.87
09/30/1998         14,215.57     13,809.84
10/30/1998         14,835.46     15,247.63
11/30/1998         15,476.37     16,020.12
12/31/1998         16,122.16     16,634.77
01/29/1999         16,651.29     16,637.96
02/26/1999         15,873.80     16,219.35
03/31/1999         16,694.48     16,895.99
04/30/1999         17,504.37     17,620.49
05/28/1999         16,867.26     16,730.38
06/30/1999         17,623.15     17,384.44
07/30/1999         18,325.05     17,884.85
08/31/1999         18,227.87     17,935.68
09/30/1999         18,843.38     18,129.34
10/29/1999         19,707.26     18,829.77
11/30/1999         25,117.31     19,488.24
12/31/1999         30,218.76     21,280.16
01/31/2000         32,076.96     19,987.19
02/29/2000         40,933.04     20,553.79
03/31/2000         34,936.73     21,397.38
04/28/2000         28,413.28     20,287.48
05/31/2000         25,500.78     19,795.91
06/30/2000         27,161.30     20,651.50
07/31/2000         26,080.65     19,862.08
08/31/2000         27,872.95     20,121.49
09/29/2000         26,199.26     19,079.05
10/31/2000         23,708.48     18,559.01
11/30/2000         20,993.67     17,811.21
12/29/2000         21,259.25     18,434.79
01/31/2001         21,124.22     18,468.72
02/28/2001         19,638.93     17,006.06
03/30/2001         17,208.44     15,852.97
04/30/2001         17,883.58     16,955.90
05/31/2001         17,448.49     16,397.75
06/29/2001         16,563.31     15,729.04
07/31/2001         15,243.05     15,452.82
08/31/2001         14,897.98     15,040.15
09/28/2001         12,827.57     13,522.24
10/31/2001         13,412.68     13,853.44
11/30/2001         14,627.93     14,397.94
12/31/2001         14,507.90     14,490.28

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2001. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

situation, we sold many of the Fund's more defensive stocks and invested in economically sensitive companies and markets to try to exploit some of the panic selling that was occurring. One name we held during the post-September 11 market volatility was China Southern Airlines Company, which provides commercial airline services throughout China, Southeast Asia and other parts of the world. Though we have since liquidated China Southern Airlines Company, it did boost the Fund's return in the fourth quarter, as investors saw ways to play the demand for domestic air travel in China--demand that was seen as insulated from consumer concern over the World Trade Center and Pentagon attacks.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                   INCEPTION       1           5      10          SINCE
                                      DATE        YEAR       YEARS   YEARS      INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99    (35.68%)      --       --        (32.71%)
        Without sales charge        12/31/99    (31.74%)      --       --        (30.68%)

CLASS B SHARES
        With redemption*            12/31/99    (34.95%)      --       --        (32.37%)
        Without redemption          12/31/99    (32.24%)      --       --        (31.15%)

CLASS C SHARES
        With redemption**           12/31/99    (32.97%)      --       --        (31.22%)
        Without redemption          12/31/99    (32.29%)      --       --        (31.22%)

CLASS F SHARES                      11/16/93    (31.76%)     0.59%     --          4.70%

CLASS R SHARES                      12/31/99    (32.77%)      --       --        (31.12%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99    (35.85%)      --       --        (32.88%)
        Without sales charge        12/31/99    (32.82%)      --       --        (31.32%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Another example, and a company we continue to hold, is NEW LOOK GROUP PLC. This retailer of womenswear sells branded clothing and accessories through 480 stores in the U.K. The company's product line ranges from jackets to lingerie, footwear to mobile phone accessories. New Look has restructured, and we like the both the company fundamentals and the broader prospects for U.K. consumer strength.

WHAT IS YOUR OUTLOOK FOR 2002?

We are positive but cautious on international equity markets as we look at economic indicators around the world. For instance, Korean airline load factors have improved, indicating that global economies are on the rebound. What's driving this rebound is a sharp improvement in the prices of one of Korea's main exports: DRAM, or dynamic random access memory chips (DRAMs are the most common kind of random access memory for personal computers and workstations).

PORTFOLIO COMPOSITION

[CHART]

United Kingdom                       26.07%
Canada                                7.72%
South Korea                           7.52%
Sweden                                5.41%
Austrailia                            4.59%
Hong Kong                             4.49%
France                                4.45%
Italy                                 4.43%
Taiwan                                3.91%
Other Countries                      31.41%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Globally, much of the excess inventory that was generated as the U.S. economy slowed has now been worked through, from cars to computers. And we've seen headline-grabbing bankruptcies from Enron Corporation, Polaroid Corporation, Bethlehem Steel Corporation (not Fund holdings), and so on. Bankruptcies would appear to be an economic negative but can actually be a positive, as bad news and unsustainable business practices get aired and extinguished, making room for more hearty competitors.

WHAT DOES THIS OUTLOOK MEAN IN TERMS OF THE FUND'S INVESTMENT STRATEGY FOR 2002?

Within the market caps targeted by the Fund, we feel valuations have become more attractive. We will be examining the rate of change in economic trends and will be focusing on companies that can demonstrate expanding margins. We feel 2002 is not likely to be a year for exciting top-line, or sales, growth. Rather, we expect the strong players in 2002 to be those that can expand their margins and cut costs to deliver bottom-line, or profit, growth.

     We are cautiously optimistic about the prospects for global emerging markets in 2002, particularly those in emerging Asia and Singapore. With interest rate differentials between Asia and the U.S. still high, central banks have many policy options available in their efforts to keep liquidity at high levels. We think this, coupled with historically low share price valuations and rebounding global economies, may provide a positive investment climate for these markets.


/s/ Tracy P. Stouffer

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-101.2%
AEROSPACE/DEFENSE-0.6%
      166,200  BBA Group PLC (UK)................................       $       684,518
                                                                        ---------------
AIR FREIGHT-0.3%
       74,575  Business Post Group PLC (UK)......................               367,027
                                                                        ---------------
AIRLINES-3.1%
      147,330  Asiana Airlines (KR)*.............................               330,870
      169,700  EasyJet PLC (UK)*.................................             1,166,467
    2,315,000  EVA Airways Corporation (TW)......................               595,436
       15,300  Grupo Aeroportuario del Sureste SA de CV Sponsored
               ADR (MX)*.........................................               235,600
      570,675  Iberia Lineas Aereas de Espana SA (SP)............               558,917
       62,325  Koninklijke Luchtvaart Maatschappij NV (NE).......               718,069
       29,300  SAS AB (SW)*......................................               189,919
                                                                        ---------------
                                                                              3,795,278
                                                                        ---------------
AUTO PARTS & EQUIPMENT-1.8%
       51,500  Brembo SPA (IT)...................................               408,550
       64,875  Continental AG (GE)...............................               852,002
       21,350  Nokian Renkaat Oyj (FI)...........................               667,037
      130,400  Pacifica Group Limited (AU).......................               219,583
                                                                        ---------------
                                                                              2,147,172
                                                                        ---------------
AUTOMOBILES-0.5%
      172,000  Perusahaan Otomobil Nasional Berhad (MA)..........               364,339
    1,339,000  PT Astra International Tbk (ID)*..................               251,042
                                                                        ---------------
                                                                                615,381
                                                                        ---------------
BANKS (MONEY CENTER)-2.8%
      183,225  Anglo Irish Bank Corporation PLC (IE).............               699,707
    4,339,925  National Finance Public Company Limited (TH)*.....               927,231
    2,280,000  PT Bank Central Asia Tbk (ID).....................               323,345
    2,909,275  Thai Farmers Bank Public Company Limited (TH)*....             1,223,415
      471,000  United World Chinese Commercial Bank (TW).........               284,007
                                                                        ---------------
                                                                              3,457,705
                                                                        ---------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.2%
       62,325  Hartwall Oyj ABP (FI).............................       $     1,270,786
       14,450  Vincor International, Inc. 144A (CA)*+............               216,780
                                                                        ---------------
                                                                              1,487,566
                                                                        ---------------
BEVERAGES (NON-ALCOHOLIC)-0.6%
       42,900  Cott Corporation (CA)*............................               685,284
                                                                        ---------------
BIOTECHNOLOGY-1.6%
      139,275  Acambis PLC (UK)*.................................               709,429
        1,575  Berna Biotech AG (SZ)*............................               813,899
       25,175  deCODE Genetics, Inc. ADR (IC)*...................               246,695
        4,700  Generex Biotechnology Corporation ADR (CA)*.......                30,765
       87,025  Pharmagene PLC (UK)*..............................               119,669
       24,200  Xenova Group PLC (UK)*............................                26,571
                                                                        ---------------
                                                                              1,947,028
                                                                        ---------------
BROADCASTING (TV, RADIO & CABLE)-0.9%
      259,450  Austereo Group Limited (AU).......................               297,466
      653,800  Telewest Communications PLC (UK)*.................               589,932
       27,425  TV Azteca SA de CV Sponsored ADR (MX).............               186,196
                                                                        ---------------
                                                                              1,073,594
                                                                        ---------------
CHEMICALS-0.2%
       14,900  LG Chemical Limited (KR)*.........................               246,706
                                                                        ---------------
CHEMICALS (DIVERSIFIED)-0.2%
      356,000  Kingboard Chemical Holdings Limited (HK)..........               228,247
                                                                        ---------------
CHEMICALS (SPECIALTY)-0.0%
       32,650  Wattyl Limited (AU)...............................                36,247
                                                                        ---------------
COMMUNICATION EQUIPMENT-3.7%
       20,962  ADVA AG Optical Networking (GE)*..................                87,703
       16,950  Ericsson SPA (IT).................................               411,543
       23,650  Filtronic PLC (UK)................................               125,785
    3,716,000  Global Tech (Holdings) Limited (HK)...............               300,199
        4,660  Handan BroadinfoCom Limited (KR)*.................               324,246
      183,950  LGP Telecom Holding AB 144A (SW)+.................             1,359,039
      307,425  Marconi PLC (UK)..................................               186,780
    1,552,000  PowerLan Limited (AU)*............................               369,390
      395,475  Spirent PLC (UK)..................................               909,383
      194,575  TTP Communications PLC (UK)*......................               373,781
                                                                        ---------------
                                                                              4,447,849
                                                                        ---------------
COMPUTERS (HARDWARE)-0.4%
      287,000  Epox International, Inc. (TW).....................               208,320
        8,575  Gericom AG (AT)...................................               234,378
                                                                        ---------------
                                                                                442,698
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

COMPUTERS (NETWORKING)-0.8%
      445,325  BATM Advanced Communications Limited (IS)*........       $       291,635
            4  Cybird Company Limited (JA)*......................                19,513
           17  Planex Communications, Inc. (JA)..................                90,778
       76,700  PT Multimedia-Servicos de Telecomunicacoes e
               Multimedia SGPS SA 144A (PT)*+....................               532,686
                                                                        ---------------
                                                                                934,612
                                                                        ---------------
COMPUTERS (PERIPHERALS)-1.0%
       21,375  Logitech International SA (SZ)*...................               782,086
       11,200  Opticom ASA (NW)*.................................               459,503
                                                                        ---------------
                                                                              1,241,589
                                                                        ---------------
COMPUTERS (SOFTWARE & SERVICES)-6.6%
       11,700  AIT Group PLC (UK)................................               140,249
        5,100  Alpha Systems, Inc. (JA)..........................               224,511
      232,975  Anite Group PLC (UK)*.............................               581,485
       27,172  Articon Integralis AG (GE)*.......................               215,304
       17,800  AsiaInfo Holdings, Inc. ADR (CN)*.................               310,056
       71,700  ATI Technologies, Inc. (CA)*......................               902,799
       13,000  Axis Communications AB (SW)*......................                30,963
       40,900  Ceyoniq AG (GE)*..................................               205,736
      137,975  Cognicase, Inc. (CA)*.............................               881,609
       86,850  Delta Singular SA (GR)............................               309,302
       66,300  Descartes Systems Group, Inc. (CA)*...............               491,737
       15,075  Devoteam (FR)*....................................               213,669
      271,725  Frontec AB (SW)*..................................               297,876
       98,025  Geac Computer Corporation Limited (CA)*...........               453,168
       11,200  InfoVista SA (FR)*................................                37,875
      434,125  Intec Telecom Systems PLC (UK)*...................               483,324
       21,925  NDS Group PLC Sponsored ADR (UK)*.................               439,576
       70,225  Net2S (FR)*.......................................               302,615
       15,375  OpenTV Corporation*...............................               125,748
    1,666,600  Orchestream Holdings PLC (UK)*....................               525,113
       39,600  Parsytec AG (GE)*.................................               221,763
        2,200  ServiceWare Corporation (JA)......................                52,017
      218,100  Stonesoft Oyj (FI)*...............................               401,963
       33,325  SurfControl PLC (UK)*.............................               241,515
                                                                        ---------------
                                                                              8,089,973
                                                                        ---------------
CONSUMER FINANCE-0.1%
       15,550  Sixt AG (GE)......................................               164,743
                                                                        ---------------
ELECTRIC COMPANIES-0.3%
       44,125  Red Electrica de Espana (SP)......................               410,546
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.7%
      221,825  Chloride Group PLC (UK)...........................       $       225,970
        1,975  Kone Corporation Class B (FI).....................               145,938
       22,975  Onex Corporation (CA).............................               323,095
      675,000  Picvue Electronics Limited (TW)...................               339,506
    1,667,000  QPL International Holdings Limited (HK)*..........               598,551
    3,974,000  TCL International Holdings Limited (HK)...........               662,492
      150,000  Topco Scientific Company Limited (TW).............               668,743
      328,075  Vision Systems Limited (AU).......................               319,054
                                                                        ---------------
                                                                              3,283,349
                                                                        ---------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.9%
      651,000  Digital China Holdings Limited (HK)*..............               283,826
       12,140  Korea Electronic Banking Technology Company
               Limited (KR)*.....................................               335,482
      187,850  Laird Group PLC (UK)..............................               436,046
                                                                        ---------------
                                                                              1,055,354
                                                                        ---------------
ELECTRONICS (INSTRUMENTATION)-0.7%
       49,000  Spectris PLC (UK).................................               340,149
       20,775  Techem AG 144A (GE)*+.............................               448,554
                                                                        ---------------
                                                                                788,703
                                                                        ---------------
ELECTRONICS (SEMICONDUCTORS)-4.9%
      227,500  IQE PLC (UK)*.....................................               590,169
      265,000  Malaysian Pacific Industries Berhad (MA)..........             1,094,820
        2,200  MegaChips Corporation (JA)........................                67,461
       15,875  MOSAID Technologies, Inc. (CA)*...................               131,750
      137,000  Realtek Semiconductor Corporation (TW)............               669,514
       35,691  Silicon-On-Insulator Technologies (FR)*...........               707,063
      300,000  SmartASIC Technology, Inc. (TW)*..................               337,791
      556,375  SwitchCore AB (SW)*...............................               668,286
           48  UMC Japan (JA)*...................................               439,473
      284,000  Weltrend Semiconductor, Inc. (TW).................               434,218
       77,950  Zarlink Semiconductor, Inc. ADR (CA)*.............               876,918
                                                                        ---------------
                                                                              6,017,463
                                                                        ---------------
ENGINEERING & CONSTRUCTION-2.7%
       22,450  Abengoa SA (SP)...................................               138,106
      615,000  Impregilo SPA (IT)*...............................               317,583
      185,400  Jarvis PLC (UK)...................................             1,470,552
       71,800  Michaniki SA (GR).................................               152,132
       42,500  Peab AB (SW)......................................               150,294
       20,675  Semcon AB (SW)....................................                77,834
       96,275  Speedy Hire PLC (UK)..............................               408,003
       17,300  Tae Young Corporation (KR)........................               520,231
                                                                        ---------------
                                                                              3,234,735
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

ENTERTAINMENT-3.0%
      367,150  Argonaut Games PLC (UK)*..........................       $       336,619
      103,300  Cinram International, Inc. (CA)...................               297,656
      541,625  HIT Entertainment PLC 144A (UK)+..................             2,865,366
       50,625  Village Roadshow Limited (AU).....................                48,957
      183,025  Warthog PLC (UK)*.................................               118,516
                                                                        ---------------
                                                                              3,667,114
                                                                        ---------------
EQUIPMENT (SEMICONDUCTORS)-0.9%
        3,795  ESEC Holding AG (SZ)..............................               468,555
        6,850  SEZ Holding AG (SZ)...............................               325,090
       64,520  Wooyoung Company Limited (KR)*....................               342,351
                                                                        ---------------
                                                                              1,135,996
                                                                        ---------------
FINANCIAL (DIVERSIFIED)-1.9%
      252,761  Egg PLC (UK)*.....................................               573,852
       25,000  Hysan Development Company Limited (HK)............                25,147
       39,575  Intermediate Capital Group PLC (UK)...............               421,879
      127,400  Kiatnakin Finance Public Company Limited (TH).....                66,229
      114,175  Paragon Group Companies PLC (UK)..................               443,652
    2,090,000  Sino Land Company Limited (HK)....................               830,845
                                                                        ---------------
                                                                              2,361,604
                                                                        ---------------
FOODS-2.2%
       11,875  Cereol (FR)*......................................               300,794
       18,030  Cheil Jedang Corporation (KR).....................               679,451
       79,175  Cranswick PLC (UK)................................               970,222
       45,300  Pulmuone Company Limited (KR).....................               731,126
                                                                        ---------------
                                                                              2,681,593
                                                                        ---------------
FOOTWEAR-0.7%
       18,300  Puma AG Rudolf Dassler Sport 144A (GE)+...........               553,982
      143,000  Yue Yuen Industrial (Holdings) Limited (HK).......               268,636
                                                                        ---------------
                                                                                822,618
                                                                        ---------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-1.9%
      938,825  Arena Leisure PLC (UK)*...........................               542,424
       10,925  Intralot SA (GR)..................................               157,761
        2,724  Kangwon Land, Inc. (KR)*..........................               274,765
      220,675  Power Leisure PLC (IE)............................               785,930
      203,225  Sportingbet PLC (UK)*.............................               488,004
                                                                        ---------------
                                                                              2,248,884
                                                                        ---------------
HEALTHCARE (DIVERSIFIED)-0.9%
    1,224,325  Pacific Dunlop Limited (AU).......................               645,483
       35,600  PhotoCure ASA (NW)*...............................               476,271
                                                                        ---------------
                                                                              1,121,754
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.1%
       39,600  A.L.I. Technologies, Inc. (CA)*...................       $       471,320
       38,050  Biotrace International PLC (UK)*..................                76,257
       78,000  Elekta AB Class B (SW)*...........................               632,029
       39,400  Given Imaging Limited ADR (IS)*...................               703,664
      215,625  Weston Medical Group PLC (UK)*....................               646,447
                                                                        ---------------
                                                                              2,529,717
                                                                        ---------------
HEALTHCARE (SPECIALIZED SERVICES)-0.2%
       85,675  Patientline PLC (UK)*.............................               283,028
                                                                        ---------------
HOMEBUILDING-1.7%
       56,625  Berkeley Group PLC (UK)...........................               580,833
      249,925  Land and Houses Public Company Limited (TH)*......               220,352
      815,600  New World China Land Limited (HK)*................               261,461
       53,275  Royal Group Technologies Limited (CA)*............               980,510
                                                                        ---------------
                                                                              2,043,156
                                                                        ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES-0.4%
       83,750  Merloni Elettrodomestici SPA (IT).................               439,945
                                                                        ---------------
HOUSEWARES-0.5%
      930,000  Test-Rite International Company Limited (TW)......               629,900
                                                                        ---------------
INSURANCE (MULTI-LINE)-1.3%
       32,250  Korean Reinsurance Company Limited (KR)...........               653,082
       27,475  Scor SA (FR)......................................               866,234
                                                                        ---------------
                                                                              1,519,316
                                                                        ---------------
INSURANCE (PROPERTY-CASUALTY)-0.4%
       33,875  Kingsway Financial Services, Inc. (CA)*...........               424,399
                                                                        ---------------
INVESTMENT BANKING & BROKERAGE-1.8%
       16,300  Athens Stock Exchange SA (GR)*....................               114,055
      750,275  Capital Nomura Securities Public Company Limited
               (TH)*.............................................               525,834
       27,600  ICAP PLC (UK).....................................               349,449
       66,640  LG Investment and Securities Company Limited
               (KR)*.............................................               755,927
      677,000  Singapore Exchange Limited (SG)...................               454,613
                                                                        ---------------
                                                                              2,199,878
                                                                        ---------------
INVESTMENT MANAGEMENT-0.7%
      237,000  Hang Lung Development Company Limited (HK)........               209,690
      195,650  Korea Technology Banking Network Corporation
               (KR)..............................................               625,583
                                                                        ---------------
                                                                                835,273
                                                                        ---------------
IRON & STEEL-1.3%
        4,025  Arbed SA (LU).....................................               501,716
       27,000  Dofasco, Inc. (CA)................................               436,553
    1,135,850  OneSteel Limited 144A (AU)+.......................               641,881
                                                                        ---------------
                                                                              1,580,150
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.8%
       12,450  Amer Group Limited (FI)...........................       $       327,019
       24,625  Phenomedia AG (GE)*...............................               249,955
        6,225  Rodriguez Group 144A (FR)+........................               354,732
                                                                        ---------------
                                                                                931,706
                                                                        ---------------
LODGING-HOTELS-2.5%
      104,730  Hotel Shilla Company Limited (KR).................               677,735
       38,400  Intrawest Corporation (CA)........................               661,530
       83,675  Millennium & Copthorne Hotels PLC (UK)............               331,241
      518,000  Shangri-La Asia Limited (HK)......................               405,212
       54,050  Sol Melia SA (SP).................................               410,994
    1,666,000  Star Cruises Limited (HK)*........................               624,750
                                                                        ---------------
                                                                              3,111,462
                                                                        ---------------
MACHINERY (DIVERSIFIED)-1.3%
      750,375  Enodis PLC (UK)...................................             1,038,031
       59,500  JOT Automation Group Oyj (FI).....................                25,430
       23,170  Kleeman Hellas SA (GR)............................               136,573
       11,750  Singulus Technologies AG (GE)*....................               329,557
                                                                        ---------------
                                                                              1,529,591
                                                                        ---------------
MANUFACTURING (DIVERSIFIED)-0.9%
        7,525  CFM Majestic, Inc. (CA)*..........................                62,225
       93,400  DCC PLC (IE)......................................             1,002,110
                                                                        ---------------
                                                                              1,064,335
                                                                        ---------------
MANUFACTURING (SPECIALIZED)-0.7%
    1,124,000  Hyflux Limited (SG)...............................               578,283
      827,175  Orbital Engine Corporation Limited (AU)*..........               232,876
                                                                        ---------------
                                                                                811,159
                                                                        ---------------
OIL & GAS (DRILLING & EQUIPMENT)-0.2%
       22,175  TGS Nopec Geophysical Company ASA (NW)*...........               307,804
                                                                        ---------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.8%
        3,975  Baytex Energy Limited (CA)*.......................                10,882
      666,250  Origin Energy Limited (AU)........................               962,066
                                                                        ---------------
                                                                                972,948
                                                                        ---------------
OIL & GAS (REFINING & MARKETING)-0.4%
       10,275  Motor Oil (Hellas) Corinth Refineries SA (GR)*....                75,386
       28,260  SK Corporation (KR)...............................               321,650
    1,428,000  Wah Sang Gas Holdings Limited 144A (HK)*+.........               128,188
                                                                        ---------------
                                                                                525,224
                                                                        ---------------
PAPER & FOREST PRODUCTS-0.4%
       52,400  Domtar, Inc. (CA).................................               525,543
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

PUBLISHING-3.2%
      181,025  Class Editori SPA (IT)............................       $       572,201
      150,700  Eniro AB (SW).....................................             1,077,486
      704,613  Future Network PLC (UK)*..........................               484,543
      269,517  Impresa Sociedada Gestora de Participacoes SA
               (PT)*.............................................               525,547
      492,100  John Fairfax Holdings Limited (AU)................               968,028
       54,350  Recoletos Grupo de Comunicacion SA (SP)...........               236,641
                                                                        ---------------
                                                                              3,864,446
                                                                        ---------------
PUBLISHING (NEWSPAPERS)-0.3%
       33,175  Schibsted ASA (NW)................................               319,940
                                                                        ---------------
RAILROADS-1.2%
      783,275  Eurotunnel SA (FR)*...............................               788,087
       76,300  Go-Ahead Group PLC (UK)...........................               660,726
                                                                        ---------------
                                                                              1,448,813
                                                                        ---------------
RESTAURANTS-2.8%
      147,200  Autogrill SPA (IT)................................             1,364,395
       34,200  Enterprise Inns PLC (UK)..........................               310,592
       11,400  Kappa Create Company Limited (JA).................               500,153
      409,475  SFI Group PLC (UK)................................             1,293,204
                                                                        ---------------
                                                                              3,468,344
                                                                        ---------------
RETAIL (COMPUTERS & ELECTRONICS)-1.0%
      546,200  Electronics Boutique PLC (UK).....................             1,089,061
        3,450  IPC Archtec AG (GE)*..............................               108,590
                                                                        ---------------
                                                                              1,197,651
                                                                        ---------------
RETAIL (DEPARTMENT STORES)-0.0%
        1,400  Stockmann AB Class B (FI).........................                16,704
                                                                        ---------------
RETAIL (DRUG STORES)-0.2%
        6,000  Sugi Pharmacy Company Limited (JA)................               274,683
                                                                        ---------------
RETAIL (FOOD CHAINS)-0.7%
       46,500  Distribucion y Servicio D&S SA ADR (CH)...........               609,150
       32,826  Jeronimo Martins SGPS SA (PT)*....................               270,359
                                                                        ---------------
                                                                                879,509
                                                                        ---------------
RETAIL (GENERAL MERCHANDISE)-0.3%
       12,270  CJ39 Shopping Corporation (KR)....................               335,825
                                                                        ---------------
RETAIL (SPECIALTY-APPAREL)-0.7%
       10,875  AB Lindex (SW)....................................               176,244
      280,350  New Look Group PLC (UK)...........................               669,968
                                                                        ---------------
                                                                                846,212
                                                                        ---------------

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

RETAIL (SPECIALTY)-3.4%
       78,250  Clas Ohlson AB (SW)...............................       $     1,092,846
      101,600  DFS Furniture Company PLC (UK)....................               662,226
      333,090  Hansol CSN Company Limited (KR)*..................               537,610
       78,175  Jumbo SA (GR).....................................               254,760
          900  Leon's Furniture Limited (CA).....................                12,967
      174,050  Organizacion Soriana SA de CV (MX)*...............               465,095
      803,075  Signet Group PLC (UK).............................             1,116,194
                                                                        ---------------
                                                                              4,141,698
                                                                        ---------------
SERVICES (ADVERTISING/MARKETING)-2.9%
      434,425  Aegis Group PLC (UK)..............................               588,001
        5,650  Cario Communications SPA (IT)*....................               140,106
      480,000  Clear Media Limited 144A (HK)*+...................               350,864
      438,825  Incepta Group PLC (UK)............................               301,768
       40,520  LG Ad, Inc. (KR)..................................               462,733
      112,500  Promotora de Informaciones SA 144A (SP)+..........             1,051,776
    1,096,000  Roadshow Holdings Limited (HK)*...................               288,129
      179,775  Singleton Group Limited (AU)......................               373,335
                                                                        ---------------
                                                                              3,556,712
                                                                        ---------------
SERVICES (COMMERCIAL & CONSUMER)-8.4%
       27,950  A Novo (FR).......................................               438,002
      271,025  Airtours PLC (UK).................................               986,119
      114,725  Amey PLC (UK).....................................               620,877
      145,850  Avis Europe PLC 144A (UK)+........................               345,998
       69,380  C&C Enterprise Company Limited (KR)*..............               612,720
       94,200  Chubb PLC (UK)....................................               235,808
       17,000  Data Services SPA (IT)*...........................               761,375
       32,250  Easynet Group PLC (UK)*...........................               120,157
       14,725  Eurofins Scientific (FR)*.........................               214,365
      156,225  First Choice Holidays PLC (UK)....................               286,985
      219,100  Getronics NV (NE).................................               710,110
        7,775  GfK AG 144A (GE)+.................................               133,956
    1,098,550  lastminute.com PLC (UK)*..........................               463,658
      700,225  Merkantildata ASA (NW)*...........................               827,532
      205,975  Mosaic Group, Inc. (CA)*..........................               522,583
       98,000  Observer AB (SW)..................................               644,632
       16,950  Penauille Polyservices (FR).......................               596,140
       33,225  Scipher PLC (UK)*.................................                72,170
      613,000  Taiwan Secom (TW).................................               593,904
      288,275  TBI PLC (UK)......................................               241,243
       53,050  Teleplan International NV (NE)*...................               798,277
                                                                        ---------------
                                                                             10,226,611
                                                                        ---------------
SERVICES (DATA PROCESSING)-0.7%
       35,000  Trans Cosmos, Inc. (JA)...........................               910,652
                                                                        ---------------
SERVICES (EMPLOYMENT)-1.3%
           49  Pasona, Inc. (JP)*................................               665,497
       79,225  Vedior NV 144A (NE)+..............................               950,192
                                                                        ---------------
                                                                              1,615,689
                                                                        ---------------

SHARES                                                                    MARKET VALUE
----------------------------------------------------------------------------------------

SHIPPING-2.3%
       89,575  Frontline Limited 144A (NW)*+.....................       $       928,776
      206,840  Hyundai Merchant Marine (KR)*.....................               392,106
    2,744,000  Neptune Orient Lines Limited (SG)*................             1,441,473
                                                                        ---------------
                                                                              2,762,355
                                                                        ---------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
       16,100  Wavecom SA (FR)*..................................               604,951
                                                                        ---------------
TELECOMMUNICATIONS (LONG DISTANCE)-1.0%
      196,175  Crosswave Communications, Inc. ADR (JA)*..........               217,754
       81,550  Elisa Communications Oyj (FI).....................               988,243
                                                                        ---------------
                                                                              1,205,997
                                                                        ---------------
TELEPHONE-0.4%
    1,591,500  TelecomAsia Corporation Public Company Limited
               (TH)*.............................................               367,020
      109,600  Utfors AB (SW)*...................................               156,725
                                                                        ---------------
                                                                                523,745
                                                                        ---------------
TEXTILES (APPAREL)-1.4%
       44,563  Billabong International Limited 144A (AU)+........               191,154
       17,600  Folli-Follie (GR).................................               309,344
      240,825  Globe International Limited (AU)*.................               289,690
      122,000  Marzotto SPA (IT).................................               979,824
                                                                        ---------------
                                                                              1,770,012
                                                                        ---------------
TOBACCO-0.0%
        4,760  Papastratos Cigarettes Company (GR)...............                61,879
                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$123,983,745)..............................................           123,219,892
                                                                        ---------------
RIGHTS-0.0%
       83,700  Utfors AB Rights (SW)*............................                29,922
                                                                        ---------------
TOTAL RIGHTS
(COST-$0)........................................................                29,922
                                                                        ---------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.4%
SPECIAL PURPOSE (ASSET BACKED)-3.4%
$   4,100,000  Corporate Asset Funding Company 1.75% 1/02/02.....       $     4,099,801
                                                                        ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$4,099,801)......................................             4,099,801
                                                                        ---------------
TOTAL INVESTMENTS-104.6%
(COST-$128,083,546)..............................................           127,349,615
OTHER ASSETS AND LIABILITIES-(4.6%)..............................            (5,539,231)
                                                                        ---------------
NET ASSETS-100.0%................................................       $   121,810,384
                                                                        ===============

*  NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost....................    $ 128,083,546
                                                      -------------
Investment securities, at market..................      127,349,615
Cash..............................................          373,548
Foreign currency (cost $509,691)..................          501,054
Receivables:
  Investment securities sold......................        3,085,914
  Capital shares sold.............................           80,240
  Dividends.......................................           79,054
  From adviser....................................            5,670
  From transfer agent.............................           59,880
Other assets......................................           58,656
                                                      -------------
    Total Assets..................................      131,593,631
                                                      -------------

LIABILITIES
Payables:
  Investment securities purchased.................        6,870,097
  Capital shares redeemed.........................        2,655,541
  Advisory fees...................................          108,029
  Shareholder servicing fees......................           17,562
  Accounting fees.................................            2,841
  Distribution fees...............................           45,302
  To transfer agent...............................           31,482
  Other...........................................           52,393
                                                      -------------
    Total Liabilities.............................        9,783,247
                                                      -------------
Net Assets........................................    $ 121,810,384
                                                      =============

Net Assets--Class A...............................    $  14,033,035
Shares Outstanding--Class A.......................        1,449,057
Net Asset Value, Redemption Price Per Share.......    $        9.68
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...    $       10.27

Net Assets--Class B...............................    $  19,660,896
Shares Outstanding--Class B.......................        2,060,197
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        9.54

Net Assets--Class C...............................    $   8,928,199
Shares Outstanding--Class C.......................          937,432
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................    $        9.52

Net Assets--Class F...............................    $  78,574,114
Shares Outstanding--Class F.......................        8,123,839
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        9.67

Net Assets--Class R...............................    $      75,721
Shares Outstanding--Class R.......................            7,919
Net Asset Value, Offering and Redemption Price Per
  Share...........................................    $        9.56

Net Assets--Class T...............................    $     538,419
Shares Outstanding--Class T.......................           56,650
Net Asset Value, Redemption Price Per Share.......    $        9.50
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...    $        9.95

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.......................................    $      3,108,844
  Interest........................................             156,113
  Foreign taxes withheld..........................            (360,181)
                                                      ----------------
    Total Investment Income.......................           2,904,776
                                                      ----------------
Expenses:
  Advisory fees--Note 2...........................           1,808,758
  Shareholder servicing fees--Note 2..............             256,700
  Accounting fees--Note 2.........................              46,234
  Distribution fees--Note 2.......................             587,961
  Transfer agency fees--Note 2....................             269,819
  Registration fees--Note 2.......................              49,495
  Postage and mailing expenses....................              38,981
  Custodian fees and expenses--Note 2.............             567,285
  Printing expenses...............................              37,404
  Legal and audit fees............................              27,648
  Directors' fees and expenses....................              21,650
  Line of Credit expenses.........................              24,719
  Other expenses..................................              43,481
                                                      ----------------
    Total Expenses................................           3,780,135
    Earnings Credits..............................             (29,793)
    Reimbursed Expenses...........................              (5,670)
    Expense Offset to Broker Commissions..........              (5,322)
                                                      ----------------
    Net Expenses..................................           3,739,350
                                                      ----------------
  Net Investment (Loss)...........................            (834,574)
                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....         (71,375,941)
Net Realized (Loss) from Foreign Currency
Transactions......................................            (790,060)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................          (6,365,780)
                                                      ----------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions..................................         (78,531,781)
                                                      ----------------
Net (Decrease) in Net Assets Resulting from
Operations........................................    $    (79,366,355)
                                                      ================
Purchases of long-term securities.................    $  1,243,362,803
Proceeds from sales of long-term securities.......    $  1,323,123,076

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR               YEAR
                                                ENDED             ENDED
                                              12/31/01           12/31/00
                                            -------------    ----------------
OPERATIONS
Net Investment (Loss)...................    $   (834,574)    $    (3,785,976)
Net Realized (Loss) from Security
  Transactions..........................     (71,375,941)       (117,091,627)
Net Realized (Loss) from Foreign
  Currency Transactions.................        (790,060)           (275,400)
Net Change in Unrealized
  Appreciation/Depreciation of
  Investments and Foreign Currency
  Transactions..........................      (6,365,780)        (53,858,079)
                                            ------------     ---------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................     (79,366,355)       (175,011,082)
                                            ------------     ---------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................               0          (4,684,709)
  Class B...............................               0          (4,598,497)
  Class C...............................               0          (2,321,077)
  Class F...............................               0         (23,758,606)
  Class R...............................               0             (31,636)
  Class T...............................               0            (110,544)
                                            ------------     ---------------
Net (Decrease) from Dividends and
  Distributions.........................               0         (35,505,069)
                                            ------------     ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                YEAR               YEAR
                                                ENDED             ENDED
                                              12/31/01           12/31/00
                                            -------------    ----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................    $  85,010,060    $   314,583,220
  Class B...............................        3,545,519         77,900,401
  Class C...............................        5,455,210         40,898,225
  Class F...............................      134,494,356        595,575,464
  Class R...............................          805,807            664,868
  Class T...............................        1,031,539          2,291,610
Reinvested dividends and distributions
  Class A...............................                0          2,660,126
  Class B...............................                0          3,615,612
  Class C...............................                0          1,681,312
  Class F...............................                0         23,175,734
  Class R...............................                0             30,913
  Class T...............................                0            105,828
                                            -------------    ---------------
                                              230,342,491      1,063,183,313
Cost of Shares Redeemed
  Class A...............................      (97,617,825)      (251,376,860)
  Class B...............................       (7,604,692)       (13,802,203)
  Class C...............................       (9,045,951)        (9,202,266)
  Class F...............................     (185,615,837)      (566,353,430)
  Class R...............................         (610,592)          (237,139)
  Class T...............................       (1,094,493)          (713,182)
                                            -------------    ---------------
                                             (301,589,390)      (841,685,080)
                                            -------------    ---------------
Net Increase (Decrease) from Capital
  Share Transactions....................      (71,246,899)       221,498,233
                                            -------------    ---------------
Net Increase (Decrease) in Net Assets...     (150,613,254)        10,982,082
NET ASSETS
  Beginning of year.....................    $ 272,423,638    $   261,441,556
                                            -------------    ---------------
  End of year...........................    $ 121,810,384    $   272,423,638
                                            =============    ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in
  surplus)..............................    $ 312,423,674    $   384,871,667
Accumulated undistributed net investment
  (loss)................................         (303,270)            (6,914)
Accumulated undistributed net realized
  (loss) from security transactions.....     (189,569,049)      (118,065,924)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................         (740,971)         5,624,809
                                            -------------    ---------------
Total...................................    $ 121,810,384    $   272,423,638
                                            =============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS A SHARES
Net Asset Value, beginning of year......    $    14.18     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.14)         (0.13)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.36)         (6.65)
                                            ----------     ----------
        Total from investment
          operations....................         (4.50)         (6.78)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.68     $    14.18
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (31.74%)       (29.61%)
    Net assets, end of period (000s)....    $   14,033     $   36,353
    Net expenses to average net
      assets#...........................          1.87%          1.59%
    Gross expenses to average net
      assets#...........................          1.88%          1.61%
    Net investment (loss) to average net
      assets............................         (0.26%)        (0.80%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS B SHARES
Net Asset Value, beginning of year......    $    14.08     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.18)         (0.23)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.36)         (6.65)
                                            ----------     ----------
        Total from investment
          operations....................         (4.54)         (6.88)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.54     $    14.08
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.24%)       (30.05%)
    Net assets, end of period (000s)....    $   19,661     $   35,000
    Net expenses to average net
      assets#...........................          2.64%          2.35%
    Gross expenses to average net
      assets#...........................          2.66%          2.38%
    Net investment (loss) to average net
      assets............................         (1.06%)        (1.50%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS C SHARES
Net Asset Value, beginning of year......    $    14.06     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.22)         (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.32)         (6.69)
                                            ----------     ----------
        Total from investment
          operations....................         (4.54)         (6.90)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.52     $    14.06
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.29%)       (30.13%)
    Net assets, end of period (000s)....    $    8,928     $   17,925
    Net expenses to average net
      assets#...........................          2.65%          2.35%
    Gross expenses to average net
      assets#...........................          2.67%          2.38%
    Net investment (loss) to average net
      assets............................         (1.08%)        (1.50%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                   YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------
                            2001         2000            1999            1998            1997
                           -------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value,
  beginning of year......  $ 14.17   $      22.93    $      14.93    $      13.64    $      13.91
Income from investment
  operations:
    Net investment income
      (loss).............    (0.22)         (0.19)          (0.11)           0.00            0.02
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........    (4.28)         (6.60)          12.94            1.68            0.22
                           -------   ------------    ------------    ------------    ------------
        Total from
          investment
          operations.....    (4.50)         (6.79)          12.83            1.68            0.24
Less distributions:
    From net investment
      income.............     0.00           0.00            0.00           (0.01)          (0.03)
    From net realized
      gains..............     0.00          (1.97)          (4.83)          (0.38)          (0.48)
                           -------   ------------    ------------    ------------    ------------
        Total
         distributions...     0.00          (1.97)          (4.83)          (0.39)          (0.51)
    Net Asset Value, end
      of year............  $  9.67   $      14.17    $      22.93    $      14.93    $      13.64
                           =======   ============    ============    ============    ============
Total Return/Ratios
    Total return.........   (31.76%)       (29.65%)         87.44%          12.50%           1.70%
    Net assets, end of
      period (000s)......  $78,574   $    182,036    $    261,437    $    124,572    $    122,646
    Net expenses to
      average net
      assets#............     1.90%          1.59%           1.63%           1.52%           1.53%
    Gross expenses to
      average net
      assets#............     1.92%          1.61%           1.64%           1.54%           1.55%
    Net investment income
      (loss) to average
      net assets.........    (0.30%)        (0.88%)         (0.91%)          0.09%           0.20%
    Portfolio turnover
      rate@..............      704%           535%            330%             34%             51%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS R SHARES
Net Asset Value, beginning of year......    $    14.22     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.17)         (0.09)
    Net (losses) on securities (both
     realized and unrealized)...........         (4.49)         (6.65)
                                            ----------     ----------
       Total from investment
         operations.....................         (4.66)         (6.74)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
       Total distributions..............          0.00          (1.97)
Net Asset Value, end of year............    $     9.56     $    14.22
                                            ==========     ==========
Total Return/Ratios
    Total return........................        (32.77%)       (29.44%)
    Net assets, end of period (000s)....    $       76     $      241
    Net expenses to average net
     assets#............................          1.84%+         1.31%
    Gross expenses to average net
     assets#............................          1.86%+         1.33%
    Net investment (loss) to average net
     assets.............................         (0.08%)+       (0.55%)
    Portfolio turnover rate@............           704%           535%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.76%. The gross expense ratio would have been 2.78%. The net investment (loss) ratio would have been (1.00%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                               2001           2000
                                            -----------    -----------
CLASS T SHARES
Net Asset Value, beginning of year......    $    14.14     $    22.93
Income from investment operations:
    Net investment (loss)...............         (0.22)         (0.16)
    Net (losses) on securities (both
      realized and unrealized)..........         (4.42)         (6.66)
                                            ----------     ----------
        Total from investment
          operations....................         (4.64)         (6.82)
Less distributions:
    From net investment income..........          0.00           0.00
    From net realized gains.............          0.00          (1.97)
                                            ----------     ----------
        Total distributions.............          0.00          (1.97)
Net Asset Value, end of year............    $     9.50     $    14.14
                                            ==========     ==========
Total Return/Ratios
    Total return*.......................        (32.82%)       (29.79%)
    Net assets, end of period (000s)....    $      538     $      869
    Net expenses to average net
      assets#...........................          3.14%          1.84%
    Gross expenses to average net
      assets#...........................          3.16%          1.87%
    Net investment (loss) to average net
      assets............................         (1.60%)        (1.00%)
    Portfolio turnover rate@............           704%           535%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $404,339 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $98,412 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $56,035, 64,833, $31,193, and $1,800, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $194,499, $93,579, $298,083, and $1,800, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,498, $7,584, $7,324, $12,744, $7,171, and $7,174, respectively, for registration fees. During the year ended December 31, 2001, Class R shares were reimbursed $5,670, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $538,218                $662,876             $(1,201,094)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income.....................  $         0
Accumulated Capital Losses........................  $187,842,797
Post-October Capital Loss Deferral................  $         0
Post-October Currency Loss Deferral...............  $    67,050
Federal Tax Cost..................................  $130,021,322
Unrealized Appreciation...........................  $ 4,745,464
Unrealized (Depreciation).........................  $(7,417,171)
Net (Depreciation)................................  $(2,671,707)
Cumulative Effect of Other Timing Differences.....  $    (8,697)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................    7,835,388   14,444,282
      Shares issued for dividends
        reinvested......................            0      186,938
      Shares redeemed...................   (8,949,882) (12,067,713)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (1,114,494)   2,563,507

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                             YEAR         YEAR
                                             ENDED        ENDED
                                           12/31/01     12/31/00
                                          -----------  -----------
CLASS B
      Shares sold.......................      275,907    2,985,095
      Shares issued for dividends
        reinvested......................            0      255,882
      Shares redeemed...................     (701,640)    (755,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (425,733)   2,485,886
CLASS C
      Shares sold.......................      499,926    1,652,714
      Shares issued for dividends
        reinvested......................            0      119,157
      Shares redeemed...................     (837,777)    (496,632)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (337,851)   1,275,239
CLASS F
      Shares sold.......................   12,306,091   23,802,574
      Shares issued for dividends
        reinvested......................            0    1,630,697
      Shares redeemed...................  (17,033,169) (23,985,930)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (4,727,078)   1,447,341
CLASS R
      Shares sold.......................       57,835       26,127
      Shares issued for dividends
        reinvested......................            0        2,166
      Shares redeemed...................      (66,841)     (11,412)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (9,006)      16,881
CLASS T
      Shares sold.......................       99,814       89,145
      Shares issued for dividends
        reinvested......................            0        7,458
      Shares redeemed...................     (104,598)     (35,213)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (4,784)      61,390

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2001, there were no such borrowings.

   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        PASSPORT FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       281AR1201

ANNUAL REPORT

DREYFUS FOUNDERS
WORLDWIDE GROWTH
FUND

INVESTMENT UPDATE
December 31, 2001

                       [LOGO](R)DREYFUS FOUNDERS FUNDS(R)
                             The Growth Specialists

TABLE OF CONTENTS

Management Overview                               3
Statement of Investments                         10
Statement of Assets and Liabilities              16
Statement of Operations                          18
Statements of Changes in Net Assets              19
Financial Highlights                             21
Notes to Financial Statements                    27
Report of Independent Accountants                33
Your Board Representatives                       34

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

      -   NOT FDIC-INSURED   -   NOT BANK-GUARANTEED   -   MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTOS OF DOUG LOEFFLER AND JOHN JARES]

A DISCUSSION WITH LEAD PORTFOLIO MANAGER DOUG LOEFFLER, CFA, LEFT, AND PORTFOLIO MANAGER JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

The environment was a deceptive one. Early in the year, we had indications of possible inventory problems and earnings weakness. However, the Fed stepped in with an unexpected interest rate cut, causing both U.S. and overseas markets to rally and investors' moods to lift. The problems corporations were facing appeared to be limited, similar to the correction in 1998. Accordingly, the Nasdaq Composite Index rose 12% in January, and we believed international markets would follow the U.S. lead.(1)

     We had underestimated just how stubborn this recession was going to be, though, and in March came the first bad news. Companies announced their earnings figures--some of them early and most of them with warnings.

     The rest of 2001 brought more volatility, with U.S. markets demonstrating a pattern of rising one quarter and falling the next. The sharp falls in U.S. and foreign markets after the September 11 tragedies set the stage for a sharp rally in the fourth quarter, though we saw a marked difference in the magnitude of the U.S. market's recovery vs. the improvement elsewhere. In the second quarter and throughout the year, the international markets would fall as much as the U.S. markets did in the poor quarters, but would recover only about half as much as the U.S. markets did in the strong quarters. This failure of the Fund's foreign holdings to fully rebound hurt 2001 returns.

--------------------------------------------------------------------------------
(1)The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

[SIDENOTE]
"WHILE WE UNDERESTIMATED THE INTERNATIONAL CAPITAL EXPENDITURES SLOWDOWN OF 2001, WE BELIEVE WHAT REMAINS NOW ARE MORE MODEST FORECASTS AND SPENDING AND--IN MANY CASES--A MORE MANAGEABLE COMPETITIVE ENVIRONMENT."

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The Worldwide Growth Fund's performance for the 12 months ending December 31, 2001, was poor in comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which fell -16.82% in 2001. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

The tragedies of September 11 and the steep market falls that followed really punished the Fund's returns. An already-challenging year swiftly became much worse from a performance perspective.

     From a stock perspective, the share price of then-Fund holding Brazilian airplane maker Embraer-Empresa Brasileira de Aeronautica was hammered in the wake of the tragedies, and we liquidated the Fund's position in this company. The Brazilian currency also suffered in 2001, creating a one-two punch that put a damper on the Fund's return. Embraer was the Fund's worst performer for the year.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

The biggest boons to performance came when we correctly avoided poor-performing markets or stocks. For instance, we positioned the Fund with an underweight position in Japan, relative to the benchmark, due to concerns that Japan's economy could slip back into recession. This decision helped us throughout the year. We played to that strength by holding fewer

[SIDENOTE]
PERFORMANCE HIGHLIGHTS

-    The Fund's tech weighting dampened returns for most of 2001.

- Foreign markets offered disappointing returns, as did currencies like the euro, the yen and the Swedish kroner.

- The Fund benefited from an underweight exposure to Japan, relative to the benchmark.

- Korean holdings performed well, and are expected to be part of the Fund's 2002 strategy.

-    John Jares, CFA, joined the Fund management team in November 2001.

and fewer names in Japan as 2001 progressed. In addition to share price declines, Japan was an unfavorable market for investors for currency reasons. 2001 was the worst year for the yen in 14 years--in the fourth quarter alone, the yen declined -7% vs. the U.S. dollar. So the Fund benefited by not having many names in Japan, relative to the benchmark.

     In the communication services sector, prudent country allocation boosted the Fund's return relative to the benchmark. Specifically, we had a 0% weighting in U.S. telecommunications firms late in the year, but were overweight in foreign telecommunications names. This strategy worked well, as the U.S. stocks declined and the foreign stocks rose. While we could have reaped greater benefit had we owned several strong-performing French telecommunications stocks, our allocation process did boost the Fund's return nonetheless. The biggest winners were VODAPHONE GROUP PUBLIC LIMITED COMPANY and KOREA TELECOM CORPORATION.

     Overall, the Fund's top performing holding in 2001 was VERITAS SOFTWARE CORPORATION, a U.S. technology stock that rose in the wake of the September 11 tragedies. Investors saw VERITAS' strong position in backup and security for computers, and the share price received a strong push. Similarly, TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY added value to the Fund late in the year, as foundries (like this one) were among the first companies in the semiconductor production chain to see business pick up.

     Each of the Fund's three Korean holdings posted strong performance as the Korean economy began to rebound late in 2001. We also demonstrated good stock selection in Mexico, particularly with cement producer CEMEX SA DE CV and retailer WAL-MART DE MEXICO SA DE CV ("Wal-Mex"). Another consumer name that boosted returns was an initial public offering

[SIDENOTE]
LARGEST EQUITY HOLDINGS (ticker symbol)

 1.   General Electric Company (GE)                                  3.08%
 2.   Citigroup, Inc. (C)                                            2.56%
 3.   Pfizer, Inc. (PFE)                                             2.40%
 4.   Nokia Oyj Sponsored ADR (Finland; NOK.A)                       2.06%
 5.   Microsoft Corporation (MSFT)                                   1.91%
 6.   Tyco International Limited (TYC)                               1.72%
 7.   ARAMARK Corporation Class B (RMK)                              1.70%
 8.   VERITAS Software Corporation (VRTS)                            1.70%
 9.   Vodafone Airtouch Public Limited (United Kingdom; VOD)         1.65%
10.   Siebel Systems, Inc. (SEBL)                                    1.59%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

of Spain's INDUSTRIA DE DISENO TEXTIL SA, which markets fashionable clothing at reasonable prices. The company has very efficient inventory methods that help it succeed in quickly bringing trends to market, prompting analysts to dub it "the Spanish Gap."

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

From a country perspective, the Fund's holdings in Brazil were a drag on returns. We visited Brazil in February and select companies there looked like encouraging investment opportunities. The currency appeared solid and analysts were forecasting GDP growth of 3-4% for 2001.

Growth of $10,000 Investment

[CHART]

                DREYFUS FOUNDERS
                WORLDWIDE GROWTH  MSCI WORLD
                  FUND-CLASS F      INDEX
12/31/1991          10,000.00     10,000.00
01/31/1992           9,964.08      9,811.92
02/29/1992          10,258.62      9,639.68
03/31/1992           9,920.98      9,182.63
04/30/1992           9,827.59      9,307.64
05/31/1992          10,208.33      9,674.90
06/30/1992           9,798.85      9,347.80
07/31/1992           9,727.01      9,368.61
08/31/1992           9,511.49      9,593.35
09/30/1992           9,568.97      9,502.33
10/30/1992           9,640.80      9,241.89
11/30/1992          10,050.29      9,404.33
12/31/1992          10,150.86      9,477.37
01/29/1993          10,021.55      9,506.23
02/28/1993           9,669.54      9,728.58
03/31/1993          10,050.29     10,289.75
04/30/1993          10,208.33     10,763.80
05/31/1993          10,524.43     11,009.01
06/30/1993          10,488.51     10,913.83
07/31/1993          10,416.67     11,135.84
08/31/1993          11,199.71     11,643.54
09/30/1993          11,436.78     11,425.63
10/29/1993          12,018.68     11,737.73
11/30/1993          11,918.10     11,070.99
12/31/1993          13,184.74     11,610.02
01/31/1994          13,662.45     12,373.05
02/28/1994          13,478.71     12,210.20
03/31/1994          12,508.60     11,681.06
04/29/1994          12,486.55     12,039.42
05/31/1994          12,464.50     12,067.66
06/30/1994          12,310.17     12,031.39
07/29/1994          12,898.12     12,257.37
08/31/1994          13,522.81     12,623.71
09/30/1994          13,419.92     12,289.23
10/31/1994          13,596.30     12,635.98
11/30/1994          13,125.95     12,085.15
12/31/1994          12,900.37     12,199.34
01/31/1995          12,590.88     12,013.30
02/28/1995          12,779.60     12,185.52
03/31/1995          13,217.41     12,769.89
04/28/1995          13,768.45     13,211.98
05/31/1995          14,010.00     13,322.01
06/30/1995          14,425.17     13,314.91
07/31/1995          15,376.28     13,978.12
08/31/1995          15,089.43     13,663.70
09/29/1995          15,451.76     14,058.71
10/31/1995          15,051.69     13,834.34
11/30/1995          15,240.40     14,311.68
12/31/1995          15,561.98     14,727.09
01/31/1996          15,734.28     14,990.45
02/29/1996          16,298.18     15,078.67
03/29/1996          16,619.28     15,326.46
04/30/1996          17,285.00     15,683.71
05/31/1996          17,465.13     15,694.12
06/28/1996          17,331.99     15,770.34
07/31/1996          16,345.17     15,209.83
08/30/1996          16,815.08     15,381.50
09/30/1996          16,987.38     15,980.55
10/31/1996          16,760.26     16,088.94
11/29/1996          17,300.66     16,987.37
12/31/1996          17,733.49     16,712.13
01/31/1997          17,847.43     16,910.40
02/28/1997          17,904.40     17,101.73
03/31/1997          17,757.91     16,760.26
04/30/1997          18,034.61     17,304.91
05/30/1997          19,125.15     18,369.88
06/30/1997          19,629.73     19,282.93
07/31/1997          20,500.53     20,167.89
08/29/1997          19,499.52     18,815.58
09/30/1997          20,516.81     19,834.60
10/31/1997          19,589.04     18,787.48
11/28/1997          19,377.44     19,116.74
12/31/1997          19,604.24     19,346.52
01/30/1998          20,087.15     19,882.46
02/27/1998          21,322.29     21,224.18
03/31/1998          22,139.52     22,117.14
04/30/1998          22,380.97     22,329.95
05/29/1998          22,817.45     22,046.77
06/30/1998          22,566.70     22,566.65
07/31/1998          22,473.84     22,527.09
08/31/1998          19,102.76     19,519.66
09/30/1998          18,787.01     19,861.53
10/30/1998          19,520.66     21,653.61
11/30/1998          20,440.05     22,937.94
12/31/1998          21,491.38     24,055.08
01/29/1999          22,192.83     24,578.32
02/26/1999          21,686.23     23,921.01
03/31/1999          22,368.19     24,913.50
04/30/1999          22,777.36     25,892.12
05/28/1999          22,319.47     24,942.51
06/30/1999          22,738.39     26,102.37
07/30/1999          23,011.17     26,020.54
08/31/1999          23,108.60     25,970.75
09/30/1999          23,089.11     25,715.39
10/29/1999          24,501.74     27,048.55
11/30/1999          27,463.38     27,805.99
12/31/1999          31,973.68     30,053.19
01/31/2000          30,322.27     28,328.70
02/29/2000          34,196.72     28,401.70
03/31/2000          33,409.12     30,361.26
04/28/2000          29,839.56     29,074.04
05/31/2000          28,632.76     28,334.51
06/30/2000          30,754.18     29,285.08
07/31/2000          29,369.54     28,457.17
08/31/2000          31,008.24     29,379.31
09/29/2000          28,810.61     27,813.69
10/31/2000          27,248.13     27,344.26
11/30/2000          24,377.23     25,680.68
12/29/2000          24,894.01     26,092.67
01/31/2001          25,481.06     26,595.13
02/28/2001          22,403.02     24,344.58
03/30/2001          20,181.76     22,741.47
04/30/2001          21,990.50     24,417.84
05/31/2001          21,387.59     24,099.65
06/29/2001          20,594.28     23,341.19
07/31/2001          19,991.37     23,029.20
08/31/2001          18,579.28     21,920.43
09/28/2001          16,992.66     19,985.97
10/31/2001          17,484.51     20,367.60
11/30/2001          18,436.48     21,569.45
12/31/2001          18,595.14     21,702.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/91 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     Unfortunately, both the currency and the share prices of many holdings were hurt by investor sentiment about the increasingly serious problems facing neighboring Argentina. The Brazilian real fell -18.49% vs. the dollar in 2001. Worse, Brazil's economy didn't fulfill its growth possibilities in 2001 due to a severe drought, which hamstrung the country's hydroelectric power generators and deprived the country of essential electricity.

     Throughout the period the sector that most hurt performance was technology, both in the U.S. and foreign markets. We were overweight relative to the benchmark and aggressive in our choice of holdings. For most of the year, this positioning hurt the Fund both in terms of return and in terms of performance relative to its global large-cap peers. Only in the fourth quarter did the Fund's tech positions lift returns.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                   INCEPTION           1              5            10            SINCE
                                     DATE             YEAR          YEARS         YEARS        INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99         (30.05%)         --            --          (26.06%)
        Without sales charge        12/31/99         (25.79%)         --            --          (23.83%)

CLASS B SHARES
        With redemption*            12/31/99         (28.97%)         --            --          (25.58%)
        Without redemption          12/31/99         (26.01%)         --            --          (24.36%)

CLASS C SHARES
        With redemption**           12/31/99         (27.85%)         --            --          (24.94%)
        Without redemption          12/31/99         (27.12%)         --            --          (24.94%)

CLASS F SHARES                      12/31/89         (25.30%)        0.95%         6.40%          8.54%

CLASS R SHARES                      12/31/99         (25.02%)         --            --          (23.49%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99         (30.08%)         --            --          (26.31%)
        Without sales charge        12/31/99         (26.77%)         --            --          (24.59%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Compounding the negative effect that our technology holdings had on the Fund's 2001 performance was the Fund's capital goods holdings. This was the Fund's second-worst performing sector for the year after technology. We exhibited poor stock selection not by choosing underperforming stocks, but rather by failing to own the winning stocks. To illustrate, one of the Fund's bigger names, General Electric Company, did rise, but the Fund didn't own other strong performers like Siemens AG, Philips Electronics North America Corporation or United Technologies Corporation. Not owning these names hampered the Fund's return relative to the benchmark.

     On a brighter note, our strategy with regard to U.S. investment opportunities improved in 2001 relative to 2000. The Fund participated in the U.S.'s second-quarter recovery, and was able to retain these gains as we reduced Fund positions in domestic technology stocks somewhat during the summer months. This decision aided performance.

     Another element that proved to be a drag on performance included Fund holding Altran Technologies SA of France, which failed to participate in the fourth quarter tech rally. Altran has shown more stable earnings than other beaten-down tech companies, so was passed over by investors in search of turnaround opportunities and earnings rebound stories in the fourth quarter. Additionally, our stock selection in Germany hindered returns. There, we missed a sharp increase in the share price of Bayerische Motoren Werke AG (BMW, not a Fund holding), having liquidated our holding in September on the basis of weaker prospects in the U.S. auto market.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

United States                    43.84%
France                            8.78%
United Kingdom                    8.56%
Switzerland                       5.01%
South Korea                       3.55%
Japan                             2.81%
Spain                             2.27%
Germany                           2.25%
Cash & Equivalents                7.64%
Other Countries                  15.29%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     From a currency perspective, our exposure to three currencies dampened absolute returns: the euro, the yen, and the Swedish kroner, roughly in that order. Fortunately, we were underweight in Japan relative to the benchmark, where the yen suffered.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

We're hopeful of an economic recovery in the U.S., and we're more upbeat about the international investment environment in 2002. Capital expenditure in the late 1990s had ballooned to unsustainable levels in terms of a percentage of company budgets, straining balance sheets and creating excessive competition in many industries. While we underestimated the international capital expenditures slowdown that resulted in 2001, we believe what remains now are more modest forecasts and spending and--in many cases--a more manageable competitive environment. In this scenario, a return to growth is possible, especially for companies that survived the overheated spending phase with their balance sheets intact.

     Accordingly, in 2002 we're focusing on what we call "incumbents," or existing players in an industry or country. For example, one of the positions we initiated in early 2002 was PORTUGAL TELECOM SGPS, SA, the domestic market leader for fixed-line and mobile phone services. Portugal Telecom is operating in an environment relatively free of serious competitive threats, as the country has only three mobile phone operators. This is a very favorable climate for a company such as Portugal Telecom, and is a sharp contrast to the heavy competition we see in other telecom markets such as Germany.

     We have several holdings in Mexico that exhibit a similar profile: we bought them in 2001, they performed well, and we feel confident that their fundamentals are intact for 2002.

     Driven by select stock stories and favorable economic environments in certain countries, we remain cautiously optimistic about the Fund's investment opportunities in 2002.

/s/ Doug A. Loeffler                    /s/ John B. Jares

Doug Loeffler, CFA                      John Jares
Lead Portfolio Manager                  Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-43.9%
BANKS (MAJOR REGIONAL)-2.6%
    14,300  Bank of New York Company, Inc...............................  $    583,439
    19,662  Fifth Third Bancorp.........................................     1,210,785
    12,100  FleetBoston Financial Corporation...........................       441,650
    23,300  Wells Fargo & Company.......................................     1,012,385
                                                                          ------------
                                                                             3,248,259
                                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.2%
    13,575  Coca-Cola Company...........................................       640,061
    16,025  PepsiCo, Inc................................................       780,257
                                                                          ------------
                                                                             1,420,318
                                                                          ------------
BIOTECHNOLOGY-1.0%
    21,450  Amgen, Inc.*................................................     1,210,638
                                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
    11,175  Clear Channel Communications, Inc.*.........................       568,919
    29,000  Comcast Corporation Special Class A*........................     1,044,000
                                                                          ------------
                                                                             1,612,919
                                                                          ------------
COMMUNICATION EQUIPMENT-1.0%
    25,475  QUALCOMM, Inc.*.............................................     1,286,488
                                                                          ------------
COMPUTERS (HARDWARE)-1.0%
    10,025  International Business Machines Corporation.................     1,212,624
                                                                          ------------
COMPUTERS (NETWORKING)-2.1%
    51,025  Brocade Communications Systems, Inc.*.......................     1,689,948
    47,175  Cisco Systems, Inc.*........................................       854,339
                                                                          ------------
                                                                             2,544,287
                                                                          ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-5.8%
    35,900  Microsoft Corporation*......................................  $  2,379,093
    55,375  Oracle Corporation*.........................................       764,729
    70,600  Siebel Systems, Inc.*.......................................     1,975,388
    47,050  VERITAS Software Corporation*...............................     2,108,781
                                                                          ------------
                                                                             7,227,991
                                                                          ------------
DISTRIBUTORS (FOOD & HEALTH)-1.7%
    78,800  ARAMARK Corporation Class B*................................     2,119,720
                                                                          ------------
ELECTRICAL EQUIPMENT-3.1%
    95,600  General Electric Company....................................     3,831,648
                                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-2.8%
    38,300  Intel Corporation...........................................     1,204,535
    30,175  Linear Technology Corporation...............................     1,178,032
    40,800  Texas Instruments, Inc......................................     1,142,400
                                                                          ------------
                                                                             3,524,967
                                                                          ------------
ENTERTAINMENT-2.5%
    44,962  AOL Time Warner, Inc.*......................................     1,443,280
    24,225  Viacom, Inc. Class B*.......................................     1,069,534
    30,400  Walt Disney Company.........................................       629,888
                                                                          ------------
                                                                             3,142,702
                                                                          ------------
FINANCIAL (DIVERSIFIED)-4.5%
    20,850  American Express Company....................................       744,137
    63,133  Citigroup, Inc..............................................     3,186,954
    35,575  J.P. Morgan Chase & Company.................................     1,293,151
     6,925  Morgan Stanley Dean Witter & Company........................       387,385
                                                                          ------------
                                                                             5,611,627
                                                                          ------------
HEALTHCARE (DIVERSIFIED)-1.4%
    30,175  Johnson & Johnson...........................................     1,783,343
                                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.4%
    74,737  Pfizer, Inc.................................................     2,978,269
                                                                          ------------
HEALTHCARE (MANAGED CARE)-0.6%
     9,475  UnitedHealth Group, Inc.....................................       670,546
                                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.7%
    17,000  Baxter International, Inc...................................       911,710
                                                                          ------------
INSURANCE (MULTI-LINE)-1.0%
    16,000  American International Group, Inc...........................     1,270,400
                                                                          ------------
MANUFACTURING (DIVERSIFIED)-1.7%
    36,275  Tyco International Limited..................................     2,136,598
                                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.7%
    16,350  Home Depot, Inc.............................................  $    834,014
                                                                          ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.3%
    22,200  Best Buy Company, Inc.*.....................................     1,653,456
                                                                          ------------
RETAIL (DEPARTMENT STORES)-0.8%
    13,800  Kohl's Corporation*.........................................       972,072
                                                                          ------------
RETAIL (GENERAL MERCHANDISE)-1.2%
    26,075  Wal-Mart Stores, Inc........................................     1,500,616
                                                                          ------------
SAVINGS & LOANS-0.5%
    18,000  Washington Mutual, Inc......................................       588,600
                                                                          ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
     4,625  Omnicom Group, Inc..........................................       413,244
                                                                          ------------
TOBACCO-0.7%
    17,625  Philip Morris Companies, Inc................................       808,106
                                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$51,438,441)......................................................    54,515,162
                                                                          ------------

COMMON STOCKS (FOREIGN)-48.5%
AEROSPACE/DEFENSE-0.5%
   133,275  BAE Systems PLC (UK)........................................       600,329
                                                                          ------------
AIRLINES-0.7%
    26,000  Ryanair Holdings PLC Sponsored ADR (IE)*....................       833,300
                                                                          ------------
AUTOMOBILES-0.6%
    36,840  Hyundai Motor Company Limited (KR)..........................       754,470
                                                                          ------------
BANKS (MONEY CENTER)-3.8%
   145,600  Banco Santander Central Hispano SA (SP).....................     1,219,923
    43,000  Barclays PLC (UK)...........................................     1,423,737
    14,400  BNP Paribas SA (FR).........................................     1,288,576
    53,400  Danske Bank AS (DE).........................................       856,917
                                                                          ------------
                                                                             4,789,153
                                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.1%
    18,000  Pernod-Ricard SA (FR).......................................     1,394,355
                                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.2%
    16,800  Grupo Televisa SA Sponsored ADR (MX)*.......................       725,424
   821,695  Telewest Communications PLC (UK)*...........................       741,451
                                                                          ------------
                                                                             1,466,875
                                                                          ------------
COMMUNICATION EQUIPMENT-2.1%
   104,175  Nokia Oyj Sponsored ADR (FI)................................     2,555,413
                                                                          ------------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.7%
    14,375  Altran Technologies SA (FR).................................  $    649,569
    35,425  Check Point Software Technologies Limited ADR (IS)*.........     1,413,103
                                                                          ------------
                                                                             2,062,672
                                                                          ------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.4%
    22,000  Cemex SA de CV Sponsored ADR (MX)...........................       543,400
                                                                          ------------
DISTRIBUTORS (FOOD & HEALTH)-0.9%
   142,500  Compass Group PLC (UK)......................................     1,068,076
                                                                          ------------
ELECTRIC COMPANIES-1.1%
   129,550  Public Power Corporation 144A GDR (GR)*+....................     1,384,204
                                                                          ------------
ELECTRICAL EQUIPMENT-1.7%
    51,385  Flextronics International Limited ADR (SG)*.................     1,232,726
    29,400  Koninklijke (Royal) Philips Electronics NV ADR (NE).........       855,834
                                                                          ------------
                                                                             2,088,560
                                                                          ------------
ELECTRONICS (INSTRUMENTATION)-0.4%
     9,300  Hoya Corporation (JA).......................................       555,616
                                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-3.4%
   129,125  ARM Holdings PLC (UK)*......................................       674,660
    37,125  Infineon Technologies AG (GE)...............................       776,812
     8,340  Samsung Electronics Company Limited (KR)....................     1,771,496
    30,375  STMicroelectronics NV (SZ)..................................       974,997
                                                                          ------------
                                                                             4,197,965
                                                                          ------------
ENGINEERING & CONSTRUCTION-1.6%
   317,000  Brisa-Auto Estradas de Portugal SA (PT).....................     1,343,531
    12,100  Vinci SA (FR)...............................................       709,452
                                                                          ------------
                                                                             2,052,983
                                                                          ------------
FOODS-1.8%
    23,400  Beghin-Say (FR)*............................................       850,076
     6,200  Nestle SA (SZ)..............................................     1,321,930
                                                                          ------------
                                                                             2,172,006
                                                                          ------------
HEALTHCARE (DIVERSIFIED)-3.0%
    15,400  Altana AG (GE)..............................................       766,503
    22,000  Sanofi-Synthelabo SA (FR)...................................     1,641,528
     1,590  Serono SA (SZ)..............................................     1,387,647
                                                                          ------------
                                                                             3,795,678
                                                                          ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.8%
    19,000  Aventis SA (FR).............................................  $  1,349,167
    22,925  Shire Pharmaceuticals Group PLC ADR (UK)*...................       839,055
                                                                          ------------
                                                                             2,188,222
                                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.5%
     2,750  Synthes-Stratec, Inc. (SZ)..................................     1,914,714
                                                                          ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.1%
    91,000  Reckitt Benckiser PLC (UK)..................................     1,324,407
                                                                          ------------
INSURANCE (LIFE & HEALTH)-2.6%
    29,000  Aegon NV (NE)...............................................       784,970
   114,000  Alleanza Assicurazioni (IT).................................     1,253,584
     4,600  Muenchener Rueckversicherungs-Gesellschaft AG (GE)..........     1,249,221
                                                                          ------------
                                                                             3,287,775
                                                                          ------------
INSURANCE (MULTI-LINE)-0.5%
    12,975  Converium Holding AG (SZ)*..................................       630,659
                                                                          ------------
LEISURE TIME (PRODUCTS)-1.7%
     7,500  Nintendo Company Limited (JA)...............................     1,313,330
    14,000  Vivendi Universal SA (FR)...................................       766,628
                                                                          ------------
                                                                             2,079,958
                                                                          ------------
METALS MINING-1.0%
    63,000  Rio Tinto PLC (UK)..........................................     1,206,637
                                                                          ------------
NATURAL GAS-0.5%
    38,775  Gas Natural SDG SA (SP).....................................       645,617
                                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-1.1%
     9,825  TotalFinaElf SA (FR)........................................     1,403,197
                                                                          ------------
RETAIL (FOOD CHAINS)-1.7%
   195,000  Tesco PLC (UK)..............................................       706,666
   521,000  Wal-Mart de Mexico SA de CV (MX)............................     1,420,625
                                                                          ------------
                                                                             2,127,291
                                                                          ------------
RETAIL (SPECIALTY-APPAREL)-0.8%
    50,275  Industria de Diseno Textil SA (SP)*.........................       958,408
                                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)-1.7%
     7,150  Group 4 Falck AS (DE).......................................       800,590
    68,825  Securitas AB (SW)...........................................     1,305,678
                                                                          ------------
                                                                             2,106,268
                                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.8%
   102,800  China Unicom Limited ADR (HK)*..............................     1,148,276
        82  Nippon Telegraph & Telephone Corporation (JA)...............       963,528
   100,000  Telecom Italia Mobile SPA (IT)..............................       558,276
   785,600  Vodafone Airtouch Public Limited (UK).......................     2,055,183
                                                                          ------------
                                                                             4,725,263
                                                                          ------------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.5%
    92,950  Korea Telecom Corporation Sponsored ADR (KR)................  $  1,889,674
                                                                          ------------
TRUCKERS-0.5%
    35,000  Yamato Transport Company Limited (JA).......................       659,622
                                                                          ------------
WATER UTILITIES-0.7%
    25,600  Vivendi Environnement (FR)..................................       853,865
                                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$57,943,887)......................................................    60,316,632
                                                                          ------------

WARRANTS-0.0%
    25,600  Vivendi Environment Warrants (FR)*..........................        10,485
                                                                          ------------
TOTAL WARRANTS
(COST-$0)...............................................................        10,485
                                                                          ------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-5.7%
CONSUMER FINANCE-4.1%
$5,100,000  American General Finance
            1.75% 1/02/02...............................................  $  5,099,753
                                                                          ------------
FINANCIAL (DIVERSIFIED)-1.6%
 2,000,000  Morgan Stanley Dean Witter
            1.90% 1/02/02...............................................     1,999,894
                                                                          ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$7,099,647).............................................     7,099,647
                                                                          ------------
TOTAL INVESTMENTS-98.1%
(COST-$116,481,975).....................................................   121,941,926
OTHER ASSETS AND LIABILITIES-1.9%.......................................     2,404,284
                                                                          ------------
NET ASSETS-100.0%.......................................................  $124,346,210
                                                                          ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $116,481,975
                                                              ------------
Investment securities, at market............................   121,941,926
Cash........................................................       390,079
Foreign currency (cost $184,908)............................       182,848
Receivables:
  Investment securities sold................................     7,765,056
  Capital shares sold.......................................        39,392
  Dividends.................................................        88,336
  From adviser..............................................         5,351
  From transfer agent.......................................         5,392
Other assets................................................        78,278
                                                              ------------
    Total Assets............................................   130,496,658
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     4,630,430
  Capital shares redeemed...................................     1,327,798
  Advisory fees.............................................       107,545
  Shareholder servicing fees................................        12,944
  Accounting fees...........................................         2,828
  Distribution fees.........................................         4,756
  To transfer agent.........................................           154
  Other.....................................................        63,993
                                                              ------------
    Total Liabilities.......................................     6,150,448
                                                              ------------
Net Assets..................................................  $124,346,210
                                                              ============

Net Assets--Class A.........................................  $  1,002,561
Shares Outstanding--Class A.................................        85,595
Net Asset Value and Redemption Price Per Share..............  $      11.71
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      12.42

Net Assets--Class B.........................................  $  2,088,567
Shares Outstanding--Class B.................................       181,292
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share
  ..........................................................  $      11.52

Net Assets--Class C.........................................  $    380,331
Shares Outstanding--Class C.................................        33,539
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      11.34

Net Assets--Class F.........................................  $101,591,852
Shares Outstanding--Class F.................................     8,670,601
Net Asset Value, Offering and Redemption Price Per Share....  $      11.72

Net Assets--Class R.........................................  $ 19,192,816
Shares Outstanding--Class R.................................     1,625,350
Net Asset Value, Offering and Redemption Price Per Share....  $      11.81

Net Assets--Class T.........................................  $     90,083
Shares Outstanding--Class T.................................         7,862
Net Asset Value and Redemption Price Per Share..............  $      11.46
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      12.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,601,246
  Interest..................................................       248,703
  Foreign taxes withheld....................................      (135,801)
                                                              ------------
    Total Investment Income.................................     1,714,148
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................     1,553,782
  Shareholder servicing fees--Note 2........................       165,320
  Accounting fees--Note 2...................................        39,714
  Distribution fees--Note 2.................................       345,594
  Transfer agency fees--Note 2..............................       124,675
  Registration fees--Note 2.................................        54,746
  Postage and mailing expenses..............................        23,908
  Custodian fees and expenses--Note 2.......................        78,606
  Printing expenses.........................................        27,791
  Legal and audit fees......................................        12,448
  Directors' fees and expenses..............................        10,509
  Other expenses............................................        37,106
                                                              ------------
    Total Expenses..........................................     2,474,199
    Earnings Credits........................................       (15,880)
    Reimbursed Expenses.....................................        (5,351)
    Expense Offset to Broker Commissions....................        (3,340)
                                                              ------------
    Net Expenses............................................     2,449,628
                                                              ------------
  Net Investment (Loss).....................................      (735,480)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (52,549,235)
Net Realized (Loss) from Foreign Currency Transactions......       (90,311)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............     3,832,017
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (48,807,529)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(49,543,009)
                                                              ============
Purchases of long-term securities...........................  $215,737,510
Proceeds from sales of long-term securities.................  $254,901,034

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (735,480) $ (1,799,493)
Net Realized Gain (Loss) from Security Transactions.........   (52,549,235)   13,019,419
Net Realized (Loss) from Foreign Currency Transactions......       (90,311)       (2,546)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............     3,832,017   (73,977,964)
                                                              ------------  ------------
  Net (Decrease) in Net Assets Resulting from Operations....   (49,543,009)  (62,760,584)
                                                              ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0      (174,532)
  Class B...................................................             0      (451,688)
  Class C...................................................             0       (68,896)
  Class F...................................................             0   (42,663,000)
  Class R...................................................             0       (10,288)
  Class T...................................................             0        (7,319)
                                                              ------------  ------------
Net (Decrease) from Dividends and Distributions.............             0   (43,375,723)
                                                              ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                                  YEAR           YEAR
                                                                  ENDED          ENDED
                                                                12/31/01       12/31/00
                                                              -------------  -------------
CAPITAL SHARE TRANSACTIONS
PROCEEDS FROM SHARES SOLD
  Class A...................................................  $   9,456,530  $  94,282,531
  Class B...................................................      1,016,341      2,990,385
  Class C...................................................        283,134        464,081
  Class F...................................................     78,279,419    134,188,244
  Class R...................................................      3,359,636     27,622,596
  Class T...................................................        499,342         59,711
Reinvested dividends and distributions
  Class A...................................................              0        114,003
  Class B...................................................              0        415,373
  Class C...................................................              0         54,442
  Class F...................................................              0     41,833,457
  Class R...................................................              0         10,288
  Class T...................................................              0          7,319
                                                              -------------  -------------
                                                                 92,894,402    302,042,430
Cost of shares redeemed
  Class A...................................................     (8,913,279)   (94,065,572)
  Class B...................................................       (585,505)      (120,271)
  Class C...................................................       (160,521)        (6,543)
  Class F...................................................   (111,219,855)  (178,986,060)
  Class R...................................................     (5,260,816)             0
  Class T...................................................       (432,860)        (4,412)
                                                              -------------  -------------
                                                               (126,572,836)  (273,182,858)
                                                              -------------  -------------
Net Increase (Decrease) from Capital Share Transactions.....    (33,678,434)    28,859,572
                                                              -------------  -------------
Net (Decrease) in Net Assets................................    (83,221,443)   (77,276,735)
NET ASSETS
  Beginning of year.........................................  $ 207,567,653  $ 284,844,388
                                                              -------------  -------------
  End of year...............................................  $ 124,346,210  $ 207,567,653
                                                              =============  =============
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 181,828,192  $ 216,357,722
Accumulated undistributed net investment (loss).............         (3,809)       (29,114)
Accumulated undistributed net realized (loss) from security
  transactions..............................................    (62,934,411)   (10,385,176)
Unrealized appreciation on investments and foreign currency
  transactions..............................................      5,456,238      1,624,221
                                                              -------------  -------------
Total.......................................................  $ 124,346,210  $ 207,567,653
                                                              =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 15.78    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.09)     (0.09)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.98)     (5.44)
                                                               -------    -------
        Total from investment operations....................     (4.07)     (5.53)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.71    $ 15.78
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (25.79%)   (21.82%)
    Net assets, end of period (000s)........................   $ 1,003    $   800
    Net expenses to average net assets#.....................      2.09%      1.41%
    Gross expenses to average net assets#...................      2.10%      1.43%
    Net investment (loss) to average net assets.............     (0.96%)    (0.35%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $ 15.57    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.15)     (0.11)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.90)     (5.63)
                                                               -------    -------
        Total from investment operations....................     (4.05)     (5.74)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.52    $ 15.57
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (26.01%)   (22.67%)
    Net assets, end of period (000s)........................   $ 2,089    $ 2,329
    Net expenses to average net assets#.....................      2.53%      2.21%
    Gross expenses to average net assets#...................      2.54%      2.25%
    Net investment (loss) to average net assets.............     (1.43%)    (1.40%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $ 15.56    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.11)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.92)     (5.64)
                                                               -------    -------
        Total from investment operations....................     (4.22)     (5.75)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.34    $ 15.56
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (27.12%)   (22.70%)
    Net assets, end of period (000s)........................   $   380    $   375
    Net expenses to average net assets#.....................      4.17%      2.21%
    Gross expenses to average net assets#...................      4.18%      2.25%
    Net investment (loss) to average net assets.............     (3.07%)    (1.31%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                              ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
Income from investment operations:
    Net investment income (loss)............................      (0.14)      (0.16)      (0.06)       0.08        0.02
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      (3.83)      (5.45)      10.11        1.90        2.22
                                                               --------    --------    --------    --------    --------
        Total from investment operations....................      (3.97)      (5.61)      10.05        1.98        2.24
Less distributions:
    From net investment income..............................       0.00        0.00        0.00       (0.09)      (0.04)
    From net realized gains.................................       0.00       (3.87)      (6.94)      (0.94)      (2.88)
                                                               --------    --------    --------    --------    --------
        Total distributions.................................       0.00       (3.87)      (6.94)      (1.03)      (2.92)
Net Asset Value, end of year................................   $  11.72    $  15.69    $  25.17    $  22.06    $  21.11
                                                               ========    ========    ========    ========    ========
Total Return/Ratios
    Total return............................................     (25.30%)    (22.14%)     48.78%       9.63%      10.60%
    Net assets, end of period (000s)........................   $101,592    $176,405    $284,839    $272,053    $308,877
    Net expenses to average net assets#.....................       1.60%       1.52%       1.53%       1.47%       1.45%
    Gross expenses to average net assets#...................       1.61%       1.54%       1.55%       1.49%       1.47%
    Net investment income (loss) to average net assets......      (0.50%)     (0.67%)     (0.27%)      0.33%       0.18%
    Portfolio turnover rate@................................        145%        210%        157%         86%         82%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $ 15.75    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.02)      0.00^
    Net (losses) on securities (both realized and
     unrealized)............................................     (3.92)     (5.56)
                                                               -------    -------
        Total from investment operations....................     (3.94)     (5.56)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.81    $ 15.75
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (25.02%)   (21.94%)
    Net assets, end of period (000s)........................   $19,193    $27,611
    Net expenses to average net assets#.....................      1.24%      1.22%
    Gross expenses to average net assets#...................      1.25%      1.26%
    Net investment (loss) to average net assets.............     (0.14%)    (0.49%)
    Portfolio turnover rate@................................       145%       210%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2001        2000
                                                              -----------  ---------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $  15.65     $ 25.18
Income from investment operations:
    Net investment (loss)...................................      (0.26)      (0.06)
    Net (losses) on securities (both realized and
      unrealized)...........................................      (3.93)      (5.60)
                                                               --------     -------
        Total from investment operations....................      (4.19)      (5.66)
Less distributions:
    From net investment income..............................       0.00        0.00
    From net realized gains.................................       0.00       (3.87)
                                                               --------     -------
        Total distributions.................................       0.00       (3.87)
Net Asset Value, end of year................................   $  11.46     $ 15.65
                                                               ========     =======
Total Return/Ratios
    Total return*...........................................     (26.77%)    (22.34%)
    Net assets, end of period (000s)........................   $     90     $    48
    Net expenses to average net assets#.....................       3.74%+      1.72%
    Gross expenses to average net assets#...................       3.75%+      1.76%
    Net investment (loss) to average net assets.............      (2.72%)+    (0.76%)
    Portfolio turnover rate@................................        145%        210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 10.01%. The gross expense ratio would have been 10.02%. The net investment (loss) ratio would have been (8.99%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $3,013 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $4,540 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $2,777, $5,418, $901, and $213, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $16,254, $2,702, $326,425, and $213, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,069, $7,081, $7,063, $19,181, $7,292, and $7,060, respectively, for registration fees. During the year ended December 31, 2001, Class T shares were reimbursed $5,351, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $760,785                $90,311               $(851,096)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 57,931,242
Post-October Capital Loss Deferral..........................  $  3,080,975
Post-October Currency Loss Deferral.........................  $      7,452
Federal Tax Cost............................................  $118,404,169
Unrealized Appreciation.....................................  $ 10,857,368
Unrealized (Depreciation)...................................  $ (7,319,611)
Net Appreciation............................................  $  3,537,757
Cumulative Effect of Other Timing Differences...............  $      3,643

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                   YEAR           YEAR
                                                                   ENDED         ENDED
                                                                 12/31/01       12/31/00
                                                              ---------------  ----------
CLASS A
      Shares sold...........................................          685,596   3,927,577
      Shares issued for dividends reinvested................                0       7,285
      Shares redeemed.......................................         (650,709) (3,884,194)
      NET INCREASE IN SHARES OUTSTANDING....................           34,887      50,668
CLASS B
      Shares sold...........................................           76,577     129,327
      Shares issued for dividends reinvested................                0      26,868
      Shares redeemed.......................................          (44,885)     (6,635)
      NET INCREASE IN SHARES OUTSTANDING....................           31,692     149,560
CLASS C
      Shares sold...........................................           20,922      20,835
      Shares issued for dividends reinvested................                0       3,526
      Shares redeemed.......................................          (11,501)       (283)
      NET INCREASE IN SHARES OUTSTANDING....................            9,421      24,078
CLASS F
      Shares sold...........................................        5,920,515   5,793,180
      Shares issued for dividends reinvested................                0   2,689,025
      Shares redeemed.......................................       (8,494,575) (8,554,280)
      NET (DECREASE) IN SHARES OUTSTANDING..................       (2,574,060)    (72,075)
CLASS R
      Shares sold...........................................          265,820   1,752,367
      Shares issued for dividends reinvested................                0         659
      Shares redeemed.......................................         (393,536)          0
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........         (127,716)  1,753,026
CLASS T
      Shares sold...........................................           42,061       2,718
      Shares issued for dividends reinvested................                0         472
      Shares redeemed.......................................          (37,241)       (188)
      NET INCREASE IN SHARES OUTSTANDING....................            4,820       3,002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company.; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

FOR MORE INFORMATION

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 28, 2002

     (C) 2002, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.


A-646-WWG-01

DREYFUS FOUNDERS
WORLDWIDE
GROWTH FUND




ANNUAL REPORT December 31, 2001




                                                           YOU, YOUR ADVISOR AND
                                                                [LOGO](R)DREYFUS
                                                      A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                               3
Statement of Investments                         10
Statement of Assets and Liabilities              16
Statement of Operations                          18
Statements of Changes in Net Assets              19
Financial Highlights                             21
Notes to Financial Statements                    27
Report of Independent Accountants                33
Your Board Representatives                       34




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of December 31, 2001 are included in the Statement of Investments.

      -   NOT FDIC-INSURED   -   NOT BANK-GUARANTEED   -   MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTOS OF DOUG LOEFFLER AND JOHN JARES]

A DISCUSSION WITH LEAD PORTFOLIO MANAGER DOUG LOEFFLER, CFA, LEFT, AND PORTFOLIO MANAGER JOHN JARES, CFA

WHAT MARKET ENVIRONMENT DID THE FUND FACE IN 2001?

The environment was a deceptive one. Early in the year, we had indications of possible inventory problems and earnings weakness. However, the Fed stepped in with an unexpected interest rate cut, causing both U.S. and overseas markets to rally and investors' moods to lift. The problems corporations were facing appeared to be limited, similar to the correction in 1998. Accordingly, the Nasdaq Composite Index rose 12% in January, and we believed international markets would follow the U.S. lead.(1)

     We had underestimated just how stubborn this recession was going to be, though, and in March came the first bad news. Companies announced their earnings figures--some of them early and most of them with warnings.

     The rest of 2001 brought more volatility, with U.S. markets demonstrating a pattern of rising one quarter and falling the next. The sharp falls in U.S. and foreign markets after the September 11 tragedies set the stage for a sharp rally in the fourth quarter, though we saw a marked difference in the magnitude of the U.S. market's recovery vs. the improvement elsewhere. In the second quarter and throughout the year, the international markets would fall as much as the U.S. markets did in the poor quarters, but would recover only about half as much as the U.S. markets did in the strong quarters. This failure of the Fund's foreign holdings to fully rebound hurt 2001 returns.

--------------------------------------------------------------------------------
(1)The Nasdaq Composite Index contains all Nasdaq National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends, coupon payments, or costs of managing a mutual fund.

[SIDENOTE]
"WHILE WE UNDERESTIMATED THE INTERNATIONAL CAPITAL EXPENDITURES SLOWDOWN OF 2001, WE BELIEVE WHAT REMAINS NOW ARE MORE MODEST FORECASTS AND SPENDING AND--IN MANY CASES--A MORE MANAGEABLE COMPETITIVE ENVIRONMENT."

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The Worldwide Growth Fund's performance for the 12 months ending December 31, 2001, was poor in comparison to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which fell -16.82% in 2001. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

WHAT EFFECT DID THE TERRORIST ATTACKS OF SEPTEMBER 11 HAVE ON THE FUND?

The tragedies of September 11 and the steep market falls that followed really punished the Fund's returns. An already-challenging year swiftly became much worse from a performance perspective.

     From a stock perspective, the share price of then-Fund holding Brazilian airplane maker Embraer-Empresa Brasileira de Aeronautica was hammered in the wake of the tragedies, and we liquidated the Fund's position in this company. The Brazilian currency also suffered in 2001, creating a one-two punch that put a damper on the Fund's return. Embraer was the Fund's worst performer for the year.

WHAT STRATEGY HELPED PERFORMANCE MOST IN 2001?

The biggest boons to performance came when we correctly avoided poor-performing markets or stocks. For instance, we positioned the Fund with an underweight position in Japan, relative to the benchmark, due to concerns that Japan's economy could slip back into recession. This decision helped us throughout the year. We played to that strength by holding fewer

[SIDENOTE]
PERFORMANCE HIGHLIGHTS

-    The Fund's tech weighting dampened returns for most of 2001.

- Foreign markets offered disappointing returns, as did currencies like the euro, the yen and the Swedish kroner.

- The Fund benefited from an underweight exposure to Japan, relative to the benchmark.

- Korean holdings performed well, and are expected to be part of the Fund's 2002 strategy.

-    John Jares, CFA, joined the Fund management team in November 2001.

and fewer names in Japan as 2001 progressed. In addition to share price declines, Japan was an unfavorable market for investors for currency reasons. 2001 was the worst year for the yen in 14 years--in the fourth quarter alone, the yen declined -7% vs. the U.S. dollar. So the Fund benefited by not having many names in Japan, relative to the benchmark.

     In the communication services sector, prudent country allocation boosted the Fund's return relative to the benchmark. Specifically, we had a 0% weighting in U.S. telecommunications firms late in the year, but were overweight in foreign telecommunications names. This strategy worked well, as the U.S. stocks declined and the foreign stocks rose. While we could have reaped greater benefit had we owned several strong-performing French telecommunications stocks, our allocation process did boost the Fund's return nonetheless. The biggest winners were VODAPHONE GROUP PUBLIC LIMITED COMPANY and KOREA TELECOM CORPORATION.

     Overall, the Fund's top performing holding in 2001 was VERITAS SOFTWARE CORPORATION, a U.S. technology stock that rose in the wake of the September 11 tragedies. Investors saw VERITAS' strong position in backup and security for computers, and the share price received a strong push. Similarly, TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY added value to the Fund late in the year, as foundries (like this one) were among the first companies in the semiconductor production chain to see business pick up.

     Each of the Fund's three Korean holdings posted strong performance as the Korean economy began to rebound late in 2001. We also demonstrated good stock selection in Mexico, particularly with cement producer CEMEX SA DE CV and retailer WAL-MART DE MEXICO SA DE CV ("Wal-Mex"). Another consumer name that boosted returns was an initial public offering

[SIDENOTE]
LARGEST EQUITY HOLDINGS (ticker symbol)

 1.   General Electric Company (GE)                                  3.08%
 2.   Citigroup, Inc. (C)                                            2.56%
 3.   Pfizer, Inc. (PFE)                                             2.40%
 4.   Nokia Oyj Sponsored ADR (Finland; NOK.A)                       2.06%
 5.   Microsoft Corporation (MSFT)                                   1.91%
 6.   Tyco International Limited (TYC)                               1.72%
 7.   ARAMARK Corporation Class B (RMK)                              1.70%
 8.   VERITAS Software Corporation (VRTS)                            1.70%
 9.   Vodafone Airtouch Public Limited (United Kingdom; VOD)         1.65%
10.   Siebel Systems, Inc. (SEBL)                                    1.59%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

of Spain's INDUSTRIA DE DISENO TEXTIL SA, which markets fashionable clothing at reasonable prices. The company has very efficient inventory methods that help it succeed in quickly bringing trends to market, prompting analysts to dub it "the Spanish Gap."

WHAT STRATEGY HINDERED PERFORMANCE MOST DURING 2001?

From a country perspective, the Fund's holdings in Brazil were a drag on returns. We visited Brazil in February and select companies there looked like encouraging investment opportunities. The currency appeared solid and analysts were forecasting GDP growth of 3-4% for 2001.

Growth of $10,000 Investment

[CHART]

                DREYFUS FOUNDERS
                WORLDWIDE GROWTH  MSCI WORLD
                  FUND-CLASS F      INDEX
12/31/1991          10,000.00     10,000.00
01/31/1992           9,964.08      9,811.92
02/29/1992          10,258.62      9,639.68
03/31/1992           9,920.98      9,182.63
04/30/1992           9,827.59      9,307.64
05/31/1992          10,208.33      9,674.90
06/30/1992           9,798.85      9,347.80
07/31/1992           9,727.01      9,368.61
08/31/1992           9,511.49      9,593.35
09/30/1992           9,568.97      9,502.33
10/30/1992           9,640.80      9,241.89
11/30/1992          10,050.29      9,404.33
12/31/1992          10,150.86      9,477.37
01/29/1993          10,021.55      9,506.23
02/28/1993           9,669.54      9,728.58
03/31/1993          10,050.29     10,289.75
04/30/1993          10,208.33     10,763.80
05/31/1993          10,524.43     11,009.01
06/30/1993          10,488.51     10,913.83
07/31/1993          10,416.67     11,135.84
08/31/1993          11,199.71     11,643.54
09/30/1993          11,436.78     11,425.63
10/29/1993          12,018.68     11,737.73
11/30/1993          11,918.10     11,070.99
12/31/1993          13,184.74     11,610.02
01/31/1994          13,662.45     12,373.05
02/28/1994          13,478.71     12,210.20
03/31/1994          12,508.60     11,681.06
04/29/1994          12,486.55     12,039.42
05/31/1994          12,464.50     12,067.66
06/30/1994          12,310.17     12,031.39
07/29/1994          12,898.12     12,257.37
08/31/1994          13,522.81     12,623.71
09/30/1994          13,419.92     12,289.23
10/31/1994          13,596.30     12,635.98
11/30/1994          13,125.95     12,085.15
12/31/1994          12,900.37     12,199.34
01/31/1995          12,590.88     12,013.30
02/28/1995          12,779.60     12,185.52
03/31/1995          13,217.41     12,769.89
04/28/1995          13,768.45     13,211.98
05/31/1995          14,010.00     13,322.01
06/30/1995          14,425.17     13,314.91
07/31/1995          15,376.28     13,978.12
08/31/1995          15,089.43     13,663.70
09/29/1995          15,451.76     14,058.71
10/31/1995          15,051.69     13,834.34
11/30/1995          15,240.40     14,311.68
12/31/1995          15,561.98     14,727.09
01/31/1996          15,734.28     14,990.45
02/29/1996          16,298.18     15,078.67
03/29/1996          16,619.28     15,326.46
04/30/1996          17,285.00     15,683.71
05/31/1996          17,465.13     15,694.12
06/28/1996          17,331.99     15,770.34
07/31/1996          16,345.17     15,209.83
08/30/1996          16,815.08     15,381.50
09/30/1996          16,987.38     15,980.55
10/31/1996          16,760.26     16,088.94
11/29/1996          17,300.66     16,987.37
12/31/1996          17,733.49     16,712.13
01/31/1997          17,847.43     16,910.40
02/28/1997          17,904.40     17,101.73
03/31/1997          17,757.91     16,760.26
04/30/1997          18,034.61     17,304.91
05/30/1997          19,125.15     18,369.88
06/30/1997          19,629.73     19,282.93
07/31/1997          20,500.53     20,167.89
08/29/1997          19,499.52     18,815.58
09/30/1997          20,516.81     19,834.60
10/31/1997          19,589.04     18,787.48
11/28/1997          19,377.44     19,116.74
12/31/1997          19,604.24     19,346.52
01/30/1998          20,087.15     19,882.46
02/27/1998          21,322.29     21,224.18
03/31/1998          22,139.52     22,117.14
04/30/1998          22,380.97     22,329.95
05/29/1998          22,817.45     22,046.77
06/30/1998          22,566.70     22,566.65
07/31/1998          22,473.84     22,527.09
08/31/1998          19,102.76     19,519.66
09/30/1998          18,787.01     19,861.53
10/30/1998          19,520.66     21,653.61
11/30/1998          20,440.05     22,937.94
12/31/1998          21,491.38     24,055.08
01/29/1999          22,192.83     24,578.32
02/26/1999          21,686.23     23,921.01
03/31/1999          22,368.19     24,913.50
04/30/1999          22,777.36     25,892.12
05/28/1999          22,319.47     24,942.51
06/30/1999          22,738.39     26,102.37
07/30/1999          23,011.17     26,020.54
08/31/1999          23,108.60     25,970.75
09/30/1999          23,089.11     25,715.39
10/29/1999          24,501.74     27,048.55
11/30/1999          27,463.38     27,805.99
12/31/1999          31,973.68     30,053.19
01/31/2000          30,322.27     28,328.70
02/29/2000          34,196.72     28,401.70
03/31/2000          33,409.12     30,361.26
04/28/2000          29,839.56     29,074.04
05/31/2000          28,632.76     28,334.51
06/30/2000          30,754.18     29,285.08
07/31/2000          29,369.54     28,457.17
08/31/2000          31,008.24     29,379.31
09/29/2000          28,810.61     27,813.69
10/31/2000          27,248.13     27,344.26
11/30/2000          24,377.23     25,680.68
12/29/2000          24,894.01     26,092.67
01/31/2001          25,481.06     26,595.13
02/28/2001          22,403.02     24,344.58
03/30/2001          20,181.76     22,741.47
04/30/2001          21,990.50     24,417.84
05/31/2001          21,387.59     24,099.65
06/29/2001          20,594.28     23,341.19
07/31/2001          19,991.37     23,029.20
08/31/2001          18,579.28     21,920.43
09/28/2001          16,992.66     19,985.97
10/31/2001          17,484.51     20,367.60
11/30/2001          18,436.48     21,569.45
12/31/2001          18,595.14     21,702.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/91 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     Unfortunately, both the currency and the share prices of many holdings were hurt by investor sentiment about the increasingly serious problems facing neighboring Argentina. The Brazilian real fell -18.49% vs. the dollar in 2001. Worse, Brazil's economy didn't fulfill its growth possibilities in 2001 due to a severe drought, which hamstrung the country's hydroelectric power generators and deprived the country of essential electricity.

     Throughout the period the sector that most hurt performance was technology, both in the U.S. and foreign markets. We were overweight relative to the benchmark and aggressive in our choice of holdings. For most of the year, this positioning hurt the Fund both in terms of return and in terms of performance relative to its global large-cap peers. Only in the fourth quarter did the Fund's tech positions lift returns.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                                   INCEPTION           1              5            10            SINCE
                                     DATE             YEAR          YEARS         YEARS        INCEPTION
CLASS A SHARES
        With sales charge (5.75%)   12/31/99         (30.05%)         --            --          (26.06%)
        Without sales charge        12/31/99         (25.79%)         --            --          (23.83%)

CLASS B SHARES
        With redemption*            12/31/99         (28.97%)         --            --          (25.58%)
        Without redemption          12/31/99         (26.01%)         --            --          (24.36%)

CLASS C SHARES
        With redemption**           12/31/99         (27.85%)         --            --          (24.94%)
        Without redemption          12/31/99         (27.12%)         --            --          (24.94%)

CLASS F SHARES                      12/31/89         (25.30%)        0.95%         6.40%          8.54%

CLASS R SHARES                      12/31/99         (25.02%)         --            --          (23.49%)

CLASS T SHARES
        With sales charge (4.50%)   12/31/99         (30.08%)         --            --          (26.31%)
        Without sales charge        12/31/99         (26.77%)         --            --          (24.59%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Compounding the negative effect that our technology holdings had on the Fund's 2001 performance was the Fund's capital goods holdings. This was the Fund's second-worst performing sector for the year after technology. We exhibited poor stock selection not by choosing underperforming stocks, but rather by failing to own the winning stocks. To illustrate, one of the Fund's bigger names, General Electric Company, did rise, but the Fund didn't own other strong performers like Siemens AG, Philips Electronics North America Corporation or United Technologies Corporation. Not owning these names hampered the Fund's return relative to the benchmark.

     On a brighter note, our strategy with regard to U.S. investment opportunities improved in 2001 relative to 2000. The Fund participated in the U.S.'s second-quarter recovery, and was able to retain these gains as we reduced Fund positions in domestic technology stocks somewhat during the summer months. This decision aided performance.

     Another element that proved to be a drag on performance included Fund holding Altran Technologies SA of France, which failed to participate in the fourth quarter tech rally. Altran has shown more stable earnings than other beaten-down tech companies, so was passed over by investors in search of turnaround opportunities and earnings rebound stories in the fourth quarter. Additionally, our stock selection in Germany hindered returns. There, we missed a sharp increase in the share price of Bayerische Motoren Werke AG (BMW, not a Fund holding), having liquidated our holding in September on the basis of weaker prospects in the U.S. auto market.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

United States                    43.84%
France                            8.78%
United Kingdom                    8.56%
Switzerland                       5.01%
South Korea                       3.55%
Japan                             2.81%
Spain                             2.27%
Germany                           2.25%
Cash & Equivalents                7.64%
Other Countries                  15.29%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     From a currency perspective, our exposure to three currencies dampened absolute returns: the euro, the yen, and the Swedish kroner, roughly in that order. Fortunately, we were underweight in Japan relative to the benchmark, where the yen suffered.

DESCRIBE YOUR INVESTMENT STRATEGY FOR 2002.

We're hopeful of an economic recovery in the U.S., and we're more upbeat about the international investment environment in 2002. Capital expenditure in the late 1990s had ballooned to unsustainable levels in terms of a percentage of company budgets, straining balance sheets and creating excessive competition in many industries. While we underestimated the international capital expenditures slowdown that resulted in 2001, we believe what remains now are more modest forecasts and spending and--in many cases--a more manageable competitive environment. In this scenario, a return to growth is possible, especially for companies that survived the overheated spending phase with their balance sheets intact.

     Accordingly, in 2002 we're focusing on what we call "incumbents," or existing players in an industry or country. For example, one of the positions we initiated in early 2002 was PORTUGAL TELECOM SGPS, SA, the domestic market leader for fixed-line and mobile phone services. Portugal Telecom is operating in an environment relatively free of serious competitive threats, as the country has only three mobile phone operators. This is a very favorable climate for a company such as Portugal Telecom, and is a sharp contrast to the heavy competition we see in other telecom markets such as Germany.

     We have several holdings in Mexico that exhibit a similar profile: we bought them in 2001, they performed well, and we feel confident that their fundamentals are intact for 2002.

     Driven by select stock stories and favorable economic environments in certain countries, we remain cautiously optimistic about the Fund's investment opportunities in 2002.

/s/ Doug A. Loeffler                    /s/ John B. Jares

Doug Loeffler, CFA                      John Jares
Lead Portfolio Manager                  Portfolio Manager

   STATEMENT OF INVESTMENTS
    December 31, 2001

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-43.9%
BANKS (MAJOR REGIONAL)-2.6%
    14,300  Bank of New York Company, Inc...............................  $    583,439
    19,662  Fifth Third Bancorp.........................................     1,210,785
    12,100  FleetBoston Financial Corporation...........................       441,650
    23,300  Wells Fargo & Company.......................................     1,012,385
                                                                          ------------
                                                                             3,248,259
                                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.2%
    13,575  Coca-Cola Company...........................................       640,061
    16,025  PepsiCo, Inc................................................       780,257
                                                                          ------------
                                                                             1,420,318
                                                                          ------------
BIOTECHNOLOGY-1.0%
    21,450  Amgen, Inc.*................................................     1,210,638
                                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
    11,175  Clear Channel Communications, Inc.*.........................       568,919
    29,000  Comcast Corporation Special Class A*........................     1,044,000
                                                                          ------------
                                                                             1,612,919
                                                                          ------------
COMMUNICATION EQUIPMENT-1.0%
    25,475  QUALCOMM, Inc.*.............................................     1,286,488
                                                                          ------------
COMPUTERS (HARDWARE)-1.0%
    10,025  International Business Machines Corporation.................     1,212,624
                                                                          ------------
COMPUTERS (NETWORKING)-2.1%
    51,025  Brocade Communications Systems, Inc.*.......................     1,689,948
    47,175  Cisco Systems, Inc.*........................................       854,339
                                                                          ------------
                                                                             2,544,287
                                                                          ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    AT  Austria
    BE  Belgium
    CA  Canada
    CH  Chile
    CN  China
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    IC  Iceland
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    LU  Luxembourg
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    PT  Portugal
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-5.8%
    35,900  Microsoft Corporation*......................................  $  2,379,093
    55,375  Oracle Corporation*.........................................       764,729
    70,600  Siebel Systems, Inc.*.......................................     1,975,388
    47,050  VERITAS Software Corporation*...............................     2,108,781
                                                                          ------------
                                                                             7,227,991
                                                                          ------------
DISTRIBUTORS (FOOD & HEALTH)-1.7%
    78,800  ARAMARK Corporation Class B*................................     2,119,720
                                                                          ------------
ELECTRICAL EQUIPMENT-3.1%
    95,600  General Electric Company....................................     3,831,648
                                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-2.8%
    38,300  Intel Corporation...........................................     1,204,535
    30,175  Linear Technology Corporation...............................     1,178,032
    40,800  Texas Instruments, Inc......................................     1,142,400
                                                                          ------------
                                                                             3,524,967
                                                                          ------------
ENTERTAINMENT-2.5%
    44,962  AOL Time Warner, Inc.*......................................     1,443,280
    24,225  Viacom, Inc. Class B*.......................................     1,069,534
    30,400  Walt Disney Company.........................................       629,888
                                                                          ------------
                                                                             3,142,702
                                                                          ------------
FINANCIAL (DIVERSIFIED)-4.5%
    20,850  American Express Company....................................       744,137
    63,133  Citigroup, Inc..............................................     3,186,954
    35,575  J.P. Morgan Chase & Company.................................     1,293,151
     6,925  Morgan Stanley Dean Witter & Company........................       387,385
                                                                          ------------
                                                                             5,611,627
                                                                          ------------
HEALTHCARE (DIVERSIFIED)-1.4%
    30,175  Johnson & Johnson...........................................     1,783,343
                                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.4%
    74,737  Pfizer, Inc.................................................     2,978,269
                                                                          ------------
HEALTHCARE (MANAGED CARE)-0.6%
     9,475  UnitedHealth Group, Inc.....................................       670,546
                                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.7%
    17,000  Baxter International, Inc...................................       911,710
                                                                          ------------
INSURANCE (MULTI-LINE)-1.0%
    16,000  American International Group, Inc...........................     1,270,400
                                                                          ------------
MANUFACTURING (DIVERSIFIED)-1.7%
    36,275  Tyco International Limited..................................     2,136,598
                                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.7%
    16,350  Home Depot, Inc.............................................  $    834,014
                                                                          ------------
RETAIL (COMPUTERS & ELECTRONICS)-1.3%
    22,200  Best Buy Company, Inc.*.....................................     1,653,456
                                                                          ------------
RETAIL (DEPARTMENT STORES)-0.8%
    13,800  Kohl's Corporation*.........................................       972,072
                                                                          ------------
RETAIL (GENERAL MERCHANDISE)-1.2%
    26,075  Wal-Mart Stores, Inc........................................     1,500,616
                                                                          ------------
SAVINGS & LOANS-0.5%
    18,000  Washington Mutual, Inc......................................       588,600
                                                                          ------------
SERVICES (ADVERTISING/MARKETING)-0.3%
     4,625  Omnicom Group, Inc..........................................       413,244
                                                                          ------------
TOBACCO-0.7%
    17,625  Philip Morris Companies, Inc................................       808,106
                                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$51,438,441)......................................................    54,515,162
                                                                          ------------

COMMON STOCKS (FOREIGN)-48.5%
AEROSPACE/DEFENSE-0.5%
   133,275  BAE Systems PLC (UK)........................................       600,329
                                                                          ------------
AIRLINES-0.7%
    26,000  Ryanair Holdings PLC Sponsored ADR (IE)*....................       833,300
                                                                          ------------
AUTOMOBILES-0.6%
    36,840  Hyundai Motor Company Limited (KR)..........................       754,470
                                                                          ------------
BANKS (MONEY CENTER)-3.8%
   145,600  Banco Santander Central Hispano SA (SP).....................     1,219,923
    43,000  Barclays PLC (UK)...........................................     1,423,737
    14,400  BNP Paribas SA (FR).........................................     1,288,576
    53,400  Danske Bank AS (DE).........................................       856,917
                                                                          ------------
                                                                             4,789,153
                                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.1%
    18,000  Pernod-Ricard SA (FR).......................................     1,394,355
                                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.2%
    16,800  Grupo Televisa SA Sponsored ADR (MX)*.......................       725,424
   821,695  Telewest Communications PLC (UK)*...........................       741,451
                                                                          ------------
                                                                             1,466,875
                                                                          ------------
COMMUNICATION EQUIPMENT-2.1%
   104,175  Nokia Oyj Sponsored ADR (FI)................................     2,555,413
                                                                          ------------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.7%
    14,375  Altran Technologies SA (FR).................................  $    649,569
    35,425  Check Point Software Technologies Limited ADR (IS)*.........     1,413,103
                                                                          ------------
                                                                             2,062,672
                                                                          ------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.4%
    22,000  Cemex SA de CV Sponsored ADR (MX)...........................       543,400
                                                                          ------------
DISTRIBUTORS (FOOD & HEALTH)-0.9%
   142,500  Compass Group PLC (UK)......................................     1,068,076
                                                                          ------------
ELECTRIC COMPANIES-1.1%
   129,550  Public Power Corporation 144A GDR (GR)*+....................     1,384,204
                                                                          ------------
ELECTRICAL EQUIPMENT-1.7%
    51,385  Flextronics International Limited ADR (SG)*.................     1,232,726
    29,400  Koninklijke (Royal) Philips Electronics NV ADR (NE).........       855,834
                                                                          ------------
                                                                             2,088,560
                                                                          ------------
ELECTRONICS (INSTRUMENTATION)-0.4%
     9,300  Hoya Corporation (JA).......................................       555,616
                                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-3.4%
   129,125  ARM Holdings PLC (UK)*......................................       674,660
    37,125  Infineon Technologies AG (GE)...............................       776,812
     8,340  Samsung Electronics Company Limited (KR)....................     1,771,496
    30,375  STMicroelectronics NV (SZ)..................................       974,997
                                                                          ------------
                                                                             4,197,965
                                                                          ------------
ENGINEERING & CONSTRUCTION-1.6%
   317,000  Brisa-Auto Estradas de Portugal SA (PT).....................     1,343,531
    12,100  Vinci SA (FR)...............................................       709,452
                                                                          ------------
                                                                             2,052,983
                                                                          ------------
FOODS-1.8%
    23,400  Beghin-Say (FR)*............................................       850,076
     6,200  Nestle SA (SZ)..............................................     1,321,930
                                                                          ------------
                                                                             2,172,006
                                                                          ------------
HEALTHCARE (DIVERSIFIED)-3.0%
    15,400  Altana AG (GE)..............................................       766,503
    22,000  Sanofi-Synthelabo SA (FR)...................................     1,641,528
     1,590  Serono SA (SZ)..............................................     1,387,647
                                                                          ------------
                                                                             3,795,678
                                                                          ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2001 (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.8%
    19,000  Aventis SA (FR).............................................  $  1,349,167
    22,925  Shire Pharmaceuticals Group PLC ADR (UK)*...................       839,055
                                                                          ------------
                                                                             2,188,222
                                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.5%
     2,750  Synthes-Stratec, Inc. (SZ)..................................     1,914,714
                                                                          ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.1%
    91,000  Reckitt Benckiser PLC (UK)..................................     1,324,407
                                                                          ------------
INSURANCE (LIFE & HEALTH)-2.6%
    29,000  Aegon NV (NE)...............................................       784,970
   114,000  Alleanza Assicurazioni (IT).................................     1,253,584
     4,600  Muenchener Rueckversicherungs-Gesellschaft AG (GE)..........     1,249,221
                                                                          ------------
                                                                             3,287,775
                                                                          ------------
INSURANCE (MULTI-LINE)-0.5%
    12,975  Converium Holding AG (SZ)*..................................       630,659
                                                                          ------------
LEISURE TIME (PRODUCTS)-1.7%
     7,500  Nintendo Company Limited (JA)...............................     1,313,330
    14,000  Vivendi Universal SA (FR)...................................       766,628
                                                                          ------------
                                                                             2,079,958
                                                                          ------------
METALS MINING-1.0%
    63,000  Rio Tinto PLC (UK)..........................................     1,206,637
                                                                          ------------
NATURAL GAS-0.5%
    38,775  Gas Natural SDG SA (SP).....................................       645,617
                                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-1.1%
     9,825  TotalFinaElf SA (FR)........................................     1,403,197
                                                                          ------------
RETAIL (FOOD CHAINS)-1.7%
   195,000  Tesco PLC (UK)..............................................       706,666
   521,000  Wal-Mart de Mexico SA de CV (MX)............................     1,420,625
                                                                          ------------
                                                                             2,127,291
                                                                          ------------
RETAIL (SPECIALTY-APPAREL)-0.8%
    50,275  Industria de Diseno Textil SA (SP)*.........................       958,408
                                                                          ------------
SERVICES (COMMERCIAL & CONSUMER)-1.7%
     7,150  Group 4 Falck AS (DE).......................................       800,590
    68,825  Securitas AB (SW)...........................................     1,305,678
                                                                          ------------
                                                                             2,106,268
                                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.8%
   102,800  China Unicom Limited ADR (HK)*..............................     1,148,276
        82  Nippon Telegraph & Telephone Corporation (JA)...............       963,528
   100,000  Telecom Italia Mobile SPA (IT)..............................       558,276
   785,600  Vodafone Airtouch Public Limited (UK).......................     2,055,183
                                                                          ------------
                                                                             4,725,263
                                                                          ------------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.5%
    92,950  Korea Telecom Corporation Sponsored ADR (KR)................  $  1,889,674
                                                                          ------------
TRUCKERS-0.5%
    35,000  Yamato Transport Company Limited (JA).......................       659,622
                                                                          ------------
WATER UTILITIES-0.7%
    25,600  Vivendi Environnement (FR)..................................       853,865
                                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$57,943,887)......................................................    60,316,632
                                                                          ------------

WARRANTS-0.0%
    25,600  Vivendi Environment Warrants (FR)*..........................        10,485
                                                                          ------------
TOTAL WARRANTS
(COST-$0)...............................................................        10,485
                                                                          ------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-5.7%
CONSUMER FINANCE-4.1%
$5,100,000  American General Finance
            1.75% 1/02/02...............................................  $  5,099,753
                                                                          ------------
FINANCIAL (DIVERSIFIED)-1.6%
 2,000,000  Morgan Stanley Dean Witter
            1.90% 1/02/02...............................................     1,999,894
                                                                          ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$7,099,647).............................................     7,099,647
                                                                          ------------
TOTAL INVESTMENTS-98.1%
(COST-$116,481,975).....................................................   121,941,926
OTHER ASSETS AND LIABILITIES-1.9%.......................................     2,404,284
                                                                          ------------
NET ASSETS-100.0%.......................................................  $124,346,210
                                                                          ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    December 31, 2001

ASSETS
Investment securities, at cost..............................  $116,481,975
                                                              ------------
Investment securities, at market............................   121,941,926
Cash........................................................       390,079
Foreign currency (cost $184,908)............................       182,848
Receivables:
  Investment securities sold................................     7,765,056
  Capital shares sold.......................................        39,392
  Dividends.................................................        88,336
  From adviser..............................................         5,351
  From transfer agent.......................................         5,392
Other assets................................................        78,278
                                                              ------------
    Total Assets............................................   130,496,658
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     4,630,430
  Capital shares redeemed...................................     1,327,798
  Advisory fees.............................................       107,545
  Shareholder servicing fees................................        12,944
  Accounting fees...........................................         2,828
  Distribution fees.........................................         4,756
  To transfer agent.........................................           154
  Other.....................................................        63,993
                                                              ------------
    Total Liabilities.......................................     6,150,448
                                                              ------------
Net Assets..................................................  $124,346,210
                                                              ============

Net Assets--Class A.........................................  $  1,002,561
Shares Outstanding--Class A.................................        85,595
Net Asset Value and Redemption Price Per Share..............  $      11.71
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      12.42

Net Assets--Class B.........................................  $  2,088,567
Shares Outstanding--Class B.................................       181,292
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share
  ..........................................................  $      11.52

Net Assets--Class C.........................................  $    380,331
Shares Outstanding--Class C.................................        33,539
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $      11.34

Net Assets--Class F.........................................  $101,591,852
Shares Outstanding--Class F.................................     8,670,601
Net Asset Value, Offering and Redemption Price Per Share....  $      11.72

Net Assets--Class R.........................................  $ 19,192,816
Shares Outstanding--Class R.................................     1,625,350
Net Asset Value, Offering and Redemption Price Per Share....  $      11.81

Net Assets--Class T.........................................  $     90,083
Shares Outstanding--Class T.................................         7,862
Net Asset Value and Redemption Price Per Share..............  $      11.46
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $      12.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,601,246
  Interest..................................................       248,703
  Foreign taxes withheld....................................      (135,801)
                                                              ------------
    Total Investment Income.................................     1,714,148
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................     1,553,782
  Shareholder servicing fees--Note 2........................       165,320
  Accounting fees--Note 2...................................        39,714
  Distribution fees--Note 2.................................       345,594
  Transfer agency fees--Note 2..............................       124,675
  Registration fees--Note 2.................................        54,746
  Postage and mailing expenses..............................        23,908
  Custodian fees and expenses--Note 2.......................        78,606
  Printing expenses.........................................        27,791
  Legal and audit fees......................................        12,448
  Directors' fees and expenses..............................        10,509
  Other expenses............................................        37,106
                                                              ------------
    Total Expenses..........................................     2,474,199
    Earnings Credits........................................       (15,880)
    Reimbursed Expenses.....................................        (5,351)
    Expense Offset to Broker Commissions....................        (3,340)
                                                              ------------
    Net Expenses............................................     2,449,628
                                                              ------------
  Net Investment (Loss).....................................      (735,480)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............   (52,549,235)
Net Realized (Loss) from Foreign Currency Transactions......       (90,311)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............     3,832,017
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (48,807,529)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(49,543,009)
                                                              ============
Purchases of long-term securities...........................  $215,737,510
Proceeds from sales of long-term securities.................  $254,901,034

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                                12/31/01      12/31/00
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (735,480) $ (1,799,493)
Net Realized Gain (Loss) from Security Transactions.........   (52,549,235)   13,019,419
Net Realized (Loss) from Foreign Currency Transactions......       (90,311)       (2,546)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions.............     3,832,017   (73,977,964)
                                                              ------------  ------------
  Net (Decrease) in Net Assets Resulting from Operations....   (49,543,009)  (62,760,584)
                                                              ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0      (174,532)
  Class B...................................................             0      (451,688)
  Class C...................................................             0       (68,896)
  Class F...................................................             0   (42,663,000)
  Class R...................................................             0       (10,288)
  Class T...................................................             0        (7,319)
                                                              ------------  ------------
Net (Decrease) from Dividends and Distributions.............             0   (43,375,723)
                                                              ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                                  YEAR           YEAR
                                                                  ENDED          ENDED
                                                                12/31/01       12/31/00
                                                              -------------  -------------
CAPITAL SHARE TRANSACTIONS
PROCEEDS FROM SHARES SOLD
  Class A...................................................  $   9,456,530  $  94,282,531
  Class B...................................................      1,016,341      2,990,385
  Class C...................................................        283,134        464,081
  Class F...................................................     78,279,419    134,188,244
  Class R...................................................      3,359,636     27,622,596
  Class T...................................................        499,342         59,711
Reinvested dividends and distributions
  Class A...................................................              0        114,003
  Class B...................................................              0        415,373
  Class C...................................................              0         54,442
  Class F...................................................              0     41,833,457
  Class R...................................................              0         10,288
  Class T...................................................              0          7,319
                                                              -------------  -------------
                                                                 92,894,402    302,042,430
Cost of shares redeemed
  Class A...................................................     (8,913,279)   (94,065,572)
  Class B...................................................       (585,505)      (120,271)
  Class C...................................................       (160,521)        (6,543)
  Class F...................................................   (111,219,855)  (178,986,060)
  Class R...................................................     (5,260,816)             0
  Class T...................................................       (432,860)        (4,412)
                                                              -------------  -------------
                                                               (126,572,836)  (273,182,858)
                                                              -------------  -------------
Net Increase (Decrease) from Capital Share Transactions.....    (33,678,434)    28,859,572
                                                              -------------  -------------
Net (Decrease) in Net Assets................................    (83,221,443)   (77,276,735)
NET ASSETS
  Beginning of year.........................................  $ 207,567,653  $ 284,844,388
                                                              -------------  -------------
  End of year...............................................  $ 124,346,210  $ 207,567,653
                                                              =============  =============
Net Assets consist of:
Capital (par value and paid-in surplus).....................  $ 181,828,192  $ 216,357,722
Accumulated undistributed net investment (loss).............         (3,809)       (29,114)
Accumulated undistributed net realized (loss) from security
  transactions..............................................    (62,934,411)   (10,385,176)
Unrealized appreciation on investments and foreign currency
  transactions..............................................      5,456,238      1,624,221
                                                              -------------  -------------
Total.......................................................  $ 124,346,210  $ 207,567,653
                                                              =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of year..........................   $ 15.78    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.09)     (0.09)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.98)     (5.44)
                                                               -------    -------
        Total from investment operations....................     (4.07)     (5.53)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.71    $ 15.78
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (25.79%)   (21.82%)
    Net assets, end of period (000s)........................   $ 1,003    $   800
    Net expenses to average net assets#.....................      2.09%      1.41%
    Gross expenses to average net assets#...................      2.10%      1.43%
    Net investment (loss) to average net assets.............     (0.96%)    (0.35%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of year..........................   $ 15.57    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.15)     (0.11)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.90)     (5.63)
                                                               -------    -------
        Total from investment operations....................     (4.05)     (5.74)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.52    $ 15.57
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (26.01%)   (22.67%)
    Net assets, end of period (000s)........................   $ 2,089    $ 2,329
    Net expenses to average net assets#.....................      2.53%      2.21%
    Gross expenses to average net assets#...................      2.54%      2.25%
    Net investment (loss) to average net assets.............     (1.43%)    (1.40%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of year..........................   $ 15.56    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.30)     (0.11)
    Net (losses) on securities (both realized and
      unrealized)...........................................     (3.92)     (5.64)
                                                               -------    -------
        Total from investment operations....................     (4.22)     (5.75)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.34    $ 15.56
                                                               =======    =======
Total Return/Ratios
    Total return*...........................................    (27.12%)   (22.70%)
    Net assets, end of period (000s)........................   $   380    $   375
    Net expenses to average net assets#.....................      4.17%      2.21%
    Gross expenses to average net assets#...................      4.18%      2.25%
    Net investment (loss) to average net assets.............     (3.07%)    (1.31%)
    Portfolio turnover rate@................................       145%       210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                              ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of year..........................   $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
Income from investment operations:
    Net investment income (loss)............................      (0.14)      (0.16)      (0.06)       0.08        0.02
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      (3.83)      (5.45)      10.11        1.90        2.22
                                                               --------    --------    --------    --------    --------
        Total from investment operations....................      (3.97)      (5.61)      10.05        1.98        2.24
Less distributions:
    From net investment income..............................       0.00        0.00        0.00       (0.09)      (0.04)
    From net realized gains.................................       0.00       (3.87)      (6.94)      (0.94)      (2.88)
                                                               --------    --------    --------    --------    --------
        Total distributions.................................       0.00       (3.87)      (6.94)      (1.03)      (2.92)
Net Asset Value, end of year................................   $  11.72    $  15.69    $  25.17    $  22.06    $  21.11
                                                               ========    ========    ========    ========    ========
Total Return/Ratios
    Total return............................................     (25.30%)    (22.14%)     48.78%       9.63%      10.60%
    Net assets, end of period (000s)........................   $101,592    $176,405    $284,839    $272,053    $308,877
    Net expenses to average net assets#.....................       1.60%       1.52%       1.53%       1.47%       1.45%
    Gross expenses to average net assets#...................       1.61%       1.54%       1.55%       1.49%       1.47%
    Net investment income (loss) to average net assets......      (0.50%)     (0.67%)     (0.27%)      0.33%       0.18%
    Portfolio turnover rate@................................        145%        210%        157%         86%         82%

  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001       2000
                                                              ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of year..........................   $ 15.75    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.02)      0.00^
    Net (losses) on securities (both realized and
     unrealized)............................................     (3.92)     (5.56)
                                                               -------    -------
        Total from investment operations....................     (3.94)     (5.56)
Less distributions:
    From net investment income..............................      0.00       0.00
    From net realized gains.................................      0.00      (3.87)
                                                               -------    -------
        Total distributions.................................      0.00      (3.87)
Net Asset Value, end of year................................   $ 11.81    $ 15.75
                                                               =======    =======
Total Return/Ratios
    Total return............................................    (25.02%)   (21.94%)
    Net assets, end of period (000s)........................   $19,193    $27,611
    Net expenses to average net assets#.....................      1.24%      1.22%
    Gross expenses to average net assets#...................      1.25%      1.26%
    Net investment (loss) to average net assets.............     (0.14%)    (0.49%)
    Portfolio turnover rate@................................       145%       210%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each year.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2001        2000
                                                              -----------  ---------
CLASS T SHARES
Net Asset Value, beginning of year..........................   $  15.65     $ 25.18
Income from investment operations:
    Net investment (loss)...................................      (0.26)      (0.06)
    Net (losses) on securities (both realized and
      unrealized)...........................................      (3.93)      (5.60)
                                                               --------     -------
        Total from investment operations....................      (4.19)      (5.66)
Less distributions:
    From net investment income..............................       0.00        0.00
    From net realized gains.................................       0.00       (3.87)
                                                               --------     -------
        Total distributions.................................       0.00       (3.87)
Net Asset Value, end of year................................   $  11.46     $ 15.65
                                                               ========     =======
Total Return/Ratios
    Total return*...........................................     (26.77%)    (22.34%)
    Net assets, end of period (000s)........................   $     90     $    48
    Net expenses to average net assets#.....................       3.74%+      1.72%
    Gross expenses to average net assets#...................       3.75%+      1.76%
    Net investment (loss) to average net assets.............      (2.72%)+    (0.76%)
    Portfolio turnover rate@................................        145%        210%

  *  Sales charges are not reflected in the total return.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 10.01%. The gross expense ratio would have been 10.02%. The net investment (loss) ratio would have been (8.99%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    December 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $3,013 during the year ended
December 31, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2001, the Fund was charged $4,540 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2001, Class A, Class B, Class C, and Class T shares were charged $2,777, $5,418, $901, and $213, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2001, Class B, Class C,
Class F, and Class T shares were charged $16,254, $2,702, $326,425, and $213, respectively, pursuant to the Distribution Plans.
  Founders has contractually agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets, if necessary. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Fund's board of directors. During the year ended December 31, 2001, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $7,069, $7,081, $7,063, $19,181, $7,292, and $7,060, respectively, for registration fees. During the year ended December 31, 2001, Class T shares were reimbursed $5,351, pursuant to the contractual limit on registration fees.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a subsidiary of
Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2001 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET  UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME       GAINS AND LOSSES       PAID-IN CAPITAL
-----------------  --------------------------  ---------------
    $760,785                $90,311               $(851,096)

  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals. The cumulative effect of other timing differences is primarily composed of foreign currency contracts.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 57,931,242
Post-October Capital Loss Deferral..........................  $  3,080,975
Post-October Currency Loss Deferral.........................  $      7,452
Federal Tax Cost............................................  $118,404,169
Unrealized Appreciation.....................................  $ 10,857,368
Unrealized (Depreciation)...................................  $ (7,319,611)
Net Appreciation............................................  $  3,537,757
Cumulative Effect of Other Timing Differences...............  $      3,643

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                   YEAR           YEAR
                                                                   ENDED         ENDED
                                                                 12/31/01       12/31/00
                                                              ---------------  ----------
CLASS A
      Shares sold...........................................          685,596   3,927,577
      Shares issued for dividends reinvested................                0       7,285
      Shares redeemed.......................................         (650,709) (3,884,194)
      NET INCREASE IN SHARES OUTSTANDING....................           34,887      50,668
CLASS B
      Shares sold...........................................           76,577     129,327
      Shares issued for dividends reinvested................                0      26,868
      Shares redeemed.......................................          (44,885)     (6,635)
      NET INCREASE IN SHARES OUTSTANDING....................           31,692     149,560
CLASS C
      Shares sold...........................................           20,922      20,835
      Shares issued for dividends reinvested................                0       3,526
      Shares redeemed.......................................          (11,501)       (283)
      NET INCREASE IN SHARES OUTSTANDING....................            9,421      24,078
CLASS F
      Shares sold...........................................        5,920,515   5,793,180
      Shares issued for dividends reinvested................                0   2,689,025
      Shares redeemed.......................................       (8,494,575) (8,554,280)
      NET (DECREASE) IN SHARES OUTSTANDING..................       (2,574,060)    (72,075)
CLASS R
      Shares sold...........................................          265,820   1,752,367
      Shares issued for dividends reinvested................                0         659
      Shares redeemed.......................................         (393,536)          0
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........         (127,716)  1,753,026
CLASS T
      Shares sold...........................................           42,061       2,718
      Shares issued for dividends reinvested................                0         472
      Shares redeemed.......................................          (37,241)       (188)
      NET INCREASE IN SHARES OUTSTANDING....................            4,820       3,002

   REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2002

   YOUR BOARD REPRESENTATIVES
    (UNAUDITED)
The Board of Directors of the Company oversees all 11 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected. As you can see from their backgrounds, the Board members have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA 68. Board Chairman. Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm. Director, Encore Bank and Greater Houston Partnership. Chairman, Center for Houston's Future. Founding Chairman and former Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 62. Private Investor. President and Director, D.H.
Management, Inc., general partner of limited partnership with technology company holdings. Director, CaseShare Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service. (1991)

JOAN D. MANLEY, 69. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month
Club, Inc. Director, Sara Lee Corporation. (1998)

ROBERT P. MASTROVITA, 57. Private Investor. Chairman of private foundation. Former Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser. Member, Boston Society of Security Analysts. (1998)

TRYGVE E. MYHREN, 65. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Director, Advanced Marketing Services, Inc.; Director, Peapod, Ltd.; Director, J.D. Edwards; and Director, Verio, Inc. Mr. Myhren also serves on the boards of the University of Denver, National Jewish Medical Center, and the U.S. Ski and Snowboard Team Foundation. (1996)

GEORGE W. PHILLIPS, 63. Retired. Director and Chairman of Strategic Planning Committee, Warren Bancorp, Inc., a state-chartered bank holding company.; Vice Chairman of the Board and Chairman of Investment Committee of Children's Medical Center of Boston. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. (1998)

JAY A. PRECOURT, 64. Chairman, Director and CEO, Scissor Tail Energy LLC, an energy company; Chairman and Director, Hermes Consolidated, Inc., an energy transportation and processing company; Managing General Partner, Precourt Interests, Ltd. Mr. Precourt was formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, LLC. Director, Halliburton Company; Director, The Timken Company. (1983)

The following are the principal officers of the Funds:

RICHARD W. SABO, 44. President of the Funds since 2000. Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November
1998) Senior Vice President and Regional Director for Prudential
Securities, Inc.

DAVID L. RAY, 44. Vice President of the Funds since 2000, and from 1990 to 1998. Formerly, Secretary (1990 to 1996) and Treasurer (1990 to 1998) of the Funds. Founders' Senior Vice President-Administration and Treasurer. Employed by Founders and its predecessor company since 1990.

KENNETH R. CHRISTOFFERSEN, 46. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Employed by Founders and its predecessor company since 1996.

FRANCIS P. GAFFNEY, 44. Treasurer of the Funds since 2000. Founders' Senior Vice President-Operations. Employed by Founders and its predecessor company since 1994.

The Directors and officers may be contacted at the Fund's address appearing on the back cover.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        WORLDWIDE GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
----------------------------|           DIVIDEND DISBURSING AGENT
                            |
BY TELEPHONE                |           Dreyfus Transfer, Inc.
Call your financial         |           P.O. Box 9671
representative or           |           Providence, RI  02940
1-800-554-4611              |
                            |           DISTRIBUTOR
BY MAIL  Write to:          |
Dreyfus Founders Funds      |           Dreyfus Service Corporation
144 Glenn Curtiss Boulevard |           200 Park Avenue
Uniondale, NY  11556-0144   |           New York, NY  10166


Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C) 2002 Dreyfus Service Corporation
                                                                       351AR1201